Registration Nos. 333-87468

811-21084

SECURITIES AND EXCHANGE COMMISSION

100 F Street, N.E.

Room 1680

WASHINGTON, D.C. 20549

202-551-5850

Post-Effective Amendment No. 25 to

FORM N-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

(Check appropriate box or boxes)

THE GUARDIAN SEPARATE ACCOUNT Q

(Exact Name of Registrant as Specified in Charter)

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

(Name of Depositor)

7 Hanover Square, New York, New York 10004

(Address of Principal Executive Offices)

Depositor’s Telephone Number: (212) 598-8359

RICHARD T. POTTER, JR., Senior Vice President and Counsel

The Guardian Insurance & Annuity Company, Inc.

7 Hanover Square

New York, New York 10004

(Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2015 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite number of its securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The notice required for such rule for the Registrant’s most recent fiscal year was filed on March 20, 2015.

VARIABLE ANNUITY PROSPECTUS	Securities Act of 1933 File No. 333-87468
May 1, 2015

THE GUARDIAN INVESTOR

INCOME ACCESS

THIS PROSPECTUS describes an Individual Flexible Premium Deferred Variable Annuity Contract. It contains important information that you should know before investing in the contract. Please read this prospectus carefully, and keep it for future reference.

The contract is issued by The Guardian Insurance & Annuity Company, Inc. (GIAC) through its Separate Account Q (the Separate Account). This contract is an annuity contract and is a long-term investment vehicle designed for retirement purposes. It will also pay a death benefit if the annuitant or the owner dies before annuity payments begin.

The minimum initial premium payment is $2,000. Your premiums may be invested in up to 20 variable investment options or 19 variable investment options and the fixed-rate option. Special limits apply to transfers out of the fixed-rate option. The variable investment options invest in the mutual funds listed below. Some of these Funds may not be available in your state. You may request copies of the prospectuses for these Funds from your registered representative or by calling 1-800-221-3253 or by visiting our web site at www.GuardianLife.com. Please read the prospectuses carefully before investing.

•	RS Variable Products Trust
–	RS Large Cap Alpha Series VIP Series
–	RS S&P 500 Index VIP Series
–	RS High Yield VIP Series
–	RS Low Duration Bond VIP Series
–	RS Investment Quality Bond VIP Series
–	RS International VIP Series
–	RS Emerging Markets VIP Series
–	RS Small Cap Growth Equity VIP Series
•	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II Shares)
–	Invesco V.I. Value Opportunities Fund
–	Invesco American Franchise Fund
–	Invesco V.I. Core Equity Fund
–	Invesco V.I. Government Securities Fund
–	Invesco V.I. Mid Cap Core Equity Fund
–	Invesco V.I. Growth and Income Fund
•	The Alger Portfolios (Class S Shares)
–	Alger Capital Appreciation Portfolio
•	AB Variable Product Series Fund, Inc. (Class B) (previously known as AllianceBernstein Variable Product Series Fund, Inc. (Class B))
–	AB VPS Global Thematic Growth Portfolio (previously known as AllianceBernstein VPS Global Thematic Growth Portfolio)
–	AB VPS Growth and Income Portfolio (previously known as AllianceBernstein VPS Growth and Income Portfolio)
–	AB VPS Large Cap Growth Portfolio (previously known as AllianceBernstein VPS Large Cap Growth Portfolio)
–	AB VPS Real Estate Investment Portfolio (previously known as AllianceBernstein VPS Real Estate Investment Portfolio)
–	AB VPS Value Portfolio (previously known as AllianceBernstein VPS Value Portfolio)
•	Davis Variable Account Fund, Inc.
–	Davis Financial Portfolio
–	Davis Real Estate Portfolio
–	Davis Value Portfolio
•	Fidelity Variable Insurance Products Funds (Service Class 2)
–	Fidelity VIP Balanced Portfolio
–	Fidelity VIP Contrafund® Portfolio
–	Fidelity VIP Equity-Income Portfolio
–	Fidelity VIP Growth Portfolio
–	Fidelity VIP Investment Grade Bond Portfolio
–	Fidelity VIP Mid Cap Portfolio
–	Fidelity VIP Money Market Portfolio
•	Franklin Templeton Variable Insurance Products Trust (Class 2 Shares)
–	Franklin Rising Dividends VIP Fund
–	Franklin Small Cap Value VIP Fund
–	Templeton Growth VIP Fund
•	Gabelli Capital Series Funds, Inc.
–	Gabelli Capital Asset Fund
•	MFS® Variable Insurance Trust (Service Class)
–	MFS® Growth Series
–	MFS® Investors Trust Series
–	MFS® New Discovery Series
–	MFS® Total Return Bond Portfolio (previously known as MFS® Research Bond Series)
–	MFS® Total Return Series
•	MFS Variable Insurance Trust II (Service Class)
–	MFS® Core Equity Portfolio (previously known as MFS® Core Equity Series)
–	MFS Strategic Income Portfolio
•	Value Line Centurion Fund
•	Value Line Strategic Asset Management Trust

A Statement of Additional Information about the contract and the Separate Account is available free of charge by writing to GIAC at its Customer Service Office, P.O. Box 26210, Lehigh Valley, Pennsylvania 18002, or by calling 1-800-221-3253. Its contents are noted on page 92 of this prospectus.

The Statement of Additional Information, which is dated May 1, 2015, is incorporated by reference into this prospectus.

The Securities and Exchange Commission has a Web site (http://www.sec.gov) which you may visit to view this Prospectus, Statement of Additional Information and other information.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus.

The contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, and the contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency, and involves investment risk, including possible loss of the principal amount invested.

CONTENTS

This variable annuity contract may not be available in all states or jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. GIAC does not authorize any information or representations regarding the offering described in this prospectus except for information in this prospectus or the statement of additional information or in any supplement thereto or in any supplemental sales material authorized by GIAC.

SUMMARY

WHAT IS A VARIABLE ANNUITY CONTRACT?

A

VARIABLE ANNUITY CONTRACT allows you to accumulate tax-deferred savings which are invested in options that you choose. This is the accumulation period of the contract. On an agreed date, you will start receiving regular payments based on the accumulation value of your contract. This is the annuity period. The amount of the annuity payments will depend on earnings during the accumulation period, and afterward if you select a variable annuity option. That’s why this product is called a variable annuity.

HOW A VARIABLE ANNUITY WORKS

During the accumulation period, this contract allows you to allocate your net premium payments and accumulation value to as many as 20 variable investment options, or 19 variable investment options and the fixed-rate option.

When you allocate your premiums to the variable investment options, you bear the risk of any investment losses. No assurance can be given that the value of the contract during the accumulation period, or the total amount of annuity payments made under the contract, will equal or exceed the net premium payments allocated to the variable investment options. When you allocate your net premium payments to the fixed-rate option, the contract guarantees that they will earn a minimum rate of interest and the investment risk is borne by GIAC.

GIAC has established a Separate Account to hold the variable investments in its annuity contracts. The Separate Account has 43 investment divisions, corresponding to 43 variable investment options, each of which invests in a mutual fund. Your net premiums are used to buy accumulation units in the investment divisions you have chosen, or are allocated to the fixed-rate option.

The total value of your contract’s investment in the investment divisions and in the fixed-rate option is known as the accumulation value. It’s determined by multiplying the number of variable accumulation units credited to your account in each investment division by the current value of the division’s units, and adding your value in the fixed-rate option.

The value of units in a variable investment division reflects the investment experience within the division. The value of units in the fixed-rate option reflects interest accrued at a rate not less than the guaranteed minimum specified in the contract. For a complete explanation, please see Financial information: How we calculate unit values.

THE ANNUITY PERIOD

Annuity payments under this contract must begin no later than the annuitant’s 90th birthday. Distributions under the contract are taxable, and if you take money out of the contract before age 59 1/2, you may also incur a 10% Federal tax penalty on amounts included in your income. You may select one or a combination of annuity payout options under the contract:

•	Life annuity without a guaranteed period

•	Life annuity with a guaranteed period

•	Joint and survivor annuity

•	Payments to age 100

•	Payments for a period certain

•	10-year guaranteed period

These payout options are available on either a variable or fixed-rate basis. Please see The annuity period.

OTHER CONTRACT FEATURES

Transfers among investment options

You can make transfers among the variable investment options at any time, although such transfers may be severely restricted in an effort to protect against potential harm from frequent transfers. Please see Frequent Transfers Among the Variable Investment Options. Transfers to and from the fixed-rate option are only permitted during the accumulation period. Certain restrictions apply to transfers out of the fixed-rate option. Transfers must also comply with the rules of any retirement plan that apply. Please see The accumulation period: Transfers.

Death benefits

If you, or another person named as the annuitant, should die before annuity payments begin, then we pay a death benefit to the beneficiary. You also have the option of purchasing one of three enhanced death benefit riders that may provide a greater death benefit. Please see Other contract features: Death benefits.

Optional riders

You also have the option to purchase other riders to provide additional benefits. DecadeSM, the living

Payout options

Annuity payout options are available on either a variable or fixed-rate basis.

SUMMARY	PROSPECTUS	1

benefit rider, provides that your contract value on the tenth anniversary is at least equal to your initial premium payment (adjusted for any partial withdrawals), provided you comply with certain rules. The earnings benefit rider may in certain circumstances increase the death benefit payable upon the annuitant’s death if your contract earnings exceed your adjusted premium payments. The guaranteed minimum income benefit rider establishes a guaranteed income base that can be used to provide a guaranteed minimum income annuity benefit regardless of the investment performance of the contract. The guaranteed lifetime withdrawal benefit rider provides a guaranteed minimum withdrawal amount regardless of the investment performance of the contract. Please note that if you choose the living benefit rider or the guaranteed lifetime withdrawal benefit riders you must invest your premium payments and contract value in accordance with the allocation models described in those riders. In addition, if you choose the guaranteed lifetime withdrawal benefit rider, withdrawals in excess of the guaranteed withdrawal amount provided for under this rider can have adverse consequences. Please refer to Other contract features for more information.

Surrenders and partial withdrawals

At any time during the accumulation period, you may withdraw some or all of the amount you have saved in the contract. Taking out all you have saved is known as a surrender; taking out part of your savings is a partial withdrawal. A contingent deferred sales charge may apply to both surrenders and partial withdrawals. Once annuity payments begin, surrenders and partial withdrawals are only available with the Payments to age 100 or the Payments for a period certain annuity payout options. Please see The accumulation period: Surrenders and partial withdrawals. Surrenders from qualified plans may be restricted or forbidden by the plan document and may have negative tax consequences.

EXPENSES

The following are expenses that you will incur as a contract owner:

•	Operating expenses for mutual funds comprising the variable investment options

Management fees, 12b-1 fees, and other expenses associated with the Funds you may pay while owning the contract ranged from 0.37% to 1.35% in

2014, but may be different in the future. Actual charges will depend on the variable investment options you select. We reserve the right to collect any redemption fee imposed by any Fund or if required by any regulatory authority.

•	Mortality and expense risk charges

1.55% annually of the net asset value of your variable investment options during each of the first seven contract years; 1.00% thereafter.

•	Administrative expenses

0.20% annually of the net asset value of your variable investment options.

•	Contract fee

An annual fee of $35, if the accumulation value in your contract is less than $100,000 on your contract’s anniversary date.

The following are expenses that you may incur as a contract owner:

•	Contingent deferred sales charges

A charge of up to 4% against any amount that you withdraw during the first four contract years that is attributable to premium payments made during the first three contract years.

•	Enhanced death benefit expense

If you choose this benefit, the annual expense is 0.20%, 0.25% or 0.30% of the net asset value of your variable investment options, depending on the rider chosen.

•	Living benefit rider expense

If you choose this rider, you will pay a daily charge based on an annual rate of 0.25% of the net assets of your variable investment options.

•	Earnings benefit rider expense

If you choose this rider, you will pay a daily charge at an annual rate of 0.25% of the net asset value of your variable investment options.

•	Guaranteed minimum income benefit rider expense

If you choose this rider, you will pay an annual charge of 0.50% of the guaranteed income base at the time the charge is deducted on each rider anniversary and upon termination of the rider.

2	PROSPECTUS	SUMMARY

•	Guaranteed lifetime withdrawal benefit rider expense

If you choose this rider, you will pay an annual charge ranging from 0.65% to 2.10% of the adjusted guaranteed withdrawal balance at the time the charge is deducted on each contract anniversary and prior to payment of any death benefit or the annuitization of the contract, depending on the option chosen. The maximum expense range for these riders is 1.00% to 4.00%, depending on the option chosen.

•	Annuity taxes

A tax on premiums or annuity payments, applicable in some states and municipalities only, that currently range from 0.50% up to 3.5% of premiums paid to the contract.

•	Partial withdrawal charge

During the annuity period, if you choose Fixed Payments to Age 100, Variable Annuity Payments to Age 100 or Payments for a Period Certain as an annuity payout option and you make more than one partial withdrawal in a calendar quarter, you will pay an administrative charge equal to the lesser of $25 or 2% of the amount of the partial withdrawal.

DECIDING TO PURCHASE A CONTRACT

You should consider purchasing a variable annuity contract if your objective is to invest over a long period of time and to accumulate assets on a tax-deferred basis, generally for retirement. A tax-deferred accrual feature is provided by any tax-qualified arrangement. Therefore, you should have reasons other than tax deferral for purchasing the contract to fund a tax-qualified arrangement. Pursuant to new tax regulations, starting January 1, 2009 the contract is not available for purchase under a 403(b) plan and we do not accept additional premiums or transfers to existing 403(b) contracts. You have the right to examine the contract and return it for cancellation within 10 to 30 days of receiving it, depending on the state where you live. (If this contract is a replacement for another contract, you may have 30 to 60 days to examine the contract and return it for cancellation.) This is known as the free-look period. If you exercise this free-look privilege, and you live in a state that does not require us to return premiums paid, you will bear the risk of any decline in your contract’s value during the free-look period. Because the laws and regulations that govern the contract vary among the jurisdictions where the contract is sold, some of the contract’s terms will vary depending on where you live. Please check your contract carefully for specific terms and conditions.

We sell other variable annuity contracts with other features and charges. Please contact us if you would like more information.

For information about the compensation we pay for sales of the contracts, see Distribution of the contract.

Please see Special terms used in this prospectus for definitions of key terms.

SUMMARY	PROSPECTUS	3

EXPENSE TABLES

Expenses

The tables will assist you in understanding the various costs and expenses of the Separate Account and its underlying Funds that you will bear directly or indirectly. See Financial Information – Contract costs and expenses. Fund prospectuses provide a more complete description of the various costs and expenses of the underlying variable investment options. Premium taxes may apply.

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value among investment options. State premium taxes may also be deducted.*

CONTRACT OWNER TRANSACTION EXPENSES

Sales Charge Imposed on Purchases:	None
Contingent Deferred Sales Charge:	4% declining annually[1]
Number of contract years completed	Contingent deferred sales charge percentage
0	4%
1	4%
2	3%
3	2%
4	0%
Transfer Fee:	$25 for each transfer (currently, none)
*	If you reside in a state that requires us to deduct a premium tax, this tax can range from 0.5% to 3.5% of the contract accumulation value, depending on the state requirements.

1 The contingent deferred sales charge is assessed on premiums withdrawn that were paid into your contract during the first three contract years. During the first four contract years, you may withdraw in each contract year, without a deferred sales charge, the greater of: (i) the excess of the accumulation value on the date of withdrawal over the aggregate net premium payments that have not been previously withdrawn, or (ii) 10% of the total premium payments made during the first three contract years, minus the aggregate amount of all prior partial withdrawals made during the current contract year.

There is a partial withdrawal charge that applies to partial withdrawals during the annuity period in excess of one per quarter. This charge is the lesser of $25 or 2% of the partial withdrawal amount. Partial withdrawals are only available during the annuity period if you choose one of the two payments to 100 annuity payout options or the period certain annuity payout option.

4	PROSPECTUS	EXPENSE TABLES

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including the fees and expenses of the underlying mutual funds associated with the variable investment options.

Annual Contract Fee:	$35.00*
*	The annual contract fee may be lower where required by state law.

SEPARATE ACCOUNT LEVEL ANNUAL EXPENSES

(as a percentage of daily net asset value)

7yrEDB = SevenYear Enhanced Death Benefit CAEDB = ContractAnniversary Enhanced Death Benefit (for contracts issued on or after December 26, 2006 – available in New York state only)	GMDB = Guaranteed Minimum Death Benefit LB = Living Benefit EB = Earnings Benefit

	Contracts with no rider benefits	Contracts with LB or EB	Contracts with LB and EB	Contracts with 7 yr EDB	Contracts with 7 yr EDB and LB or EB	Contracts with 7 yr EDB, LB and EB	Contracts with CAEDB	Contracts with CAEDB and LB or EB	Contracts with CAEDB, LB and EB	Contracts with GMDB	Contracts with GMDB and LB or EB	Contracts with GMDB, LB and EB
Mortality & Expense Risk Charge
• years 0-7	1.55%	1.55%	1.55%	1.55%	1.55%	1.55%	1.55%	1.55%	1.55%	1.55%	1.55%	1.55%
• years 8 and beyond	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Other Separate Account Fees
• Administrative Charge	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
• Charges for Additional Optional Riders
– 7 year Enhanced Death Benefit (7yrEDB)	0.00%	0.00%	0.00%	0.20%	0.20%	0.20%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
– Contract Anniversary Enhanced Death Benefit (CAEDB)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.25%	0.25%	0.25%	0.00%	0.00%	0.00%
– Guaranteed Minimum Death Benefit (GMDB)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.30%	0.30%	0.30%
– Living Benefit (LB) – Earnings Benefit (EB)}	0.00%	0.25%	0.50%	0.00%	0.25%	0.50%	0.00%	0.25%	0.50%	0.00%	0.25%	0.50%
Subtotal Other Separate Account Fees	0.20%	0.45%	0.70%	0.40%	0.65%	0.90%	0.45%	0.70%	0.95%	0.50%	0.75%	1.00%
Total Separate Account Level Annual Expenses
• years 0-7	1.75%	2.00%	2.25%	1.95%	2.20%	2.45%	2.00%	2.25%	2.50%	2.05%	2.30%	2.55%
• years 8 and beyond	1.20%	1.45%	1.70%	1.40%	1.65%	1.90%	1.45%	1.70%	1.95%	1.50%	1.75%	2.00%

FEES FOR OPTIONAL RIDERS DEDUCTED FROM ACCUMULATION VALUE

Annual Guaranteed Minimum Income Benefit Rider Fee (as a percentage of the guaranteed income base†):	0.50%
†	Please see the Guaranteed Minimum Income Benefit (GMIB) Rider section of this prospectus for a definition of “guaranteed income base.”

EXPENSE TABLES	PROSPECTUS	5

Annual Rider Fees for Guaranteed Lifetime Withdrawal Benefit (GLWB) Options (as a percentage of the adjusted guaranteed withdrawal balance):

	Single	Single w/ Death Benefit	Spousal	Spousal w/ Death Benefit
Guardian Target 300 (not available in New York) maximum**	2.50%	3.00%	3.50%	4.00%

current**	1.20%	1.70%	1.60%	2.10%
Guardian Target 200 (not available in New York) maximum**	2.50%	3.00%	3.50%	4.00%

current**	0.95%	1.45%	1.25%	1.75%
Guardian Target Future (available only in New York) maximum**	2.50%	3.00%	N/A	N/A

current**	0.75%	1.25%	N/A	N/A
Guardian Target Now (available in all states except for spousal option which is not available in New York) maximum**	1.00%	1.50%	2.00%	2.50%

current**	0.65%	1.15%	0.85%	1.35%
**	The current charge for this rider ranges from 0.65% to 2.10%, depending on the rider chosen. We reserve the right to increase the charge to a maximum ranging from 1.00% to 4.00%, depending on the rider chosen, if the guaranteed withdrawal balance is stepped up to equal the accumulation value of the contract. The definition of “adjusted guaranteed withdrawal balance” for the GLWB rider options is the greater of the total premium payments made under the contract or the guaranteed withdrawal balance on the preceding day plus any increase as a result of the application of the annual minimum guarantee or cumulative guarantee. Please see the Guaranteed Minimum Withdrawal Benefit Riders section of this prospectus for more information.

The next item shows the lowest and highest total operating expenses charged by the mutual fund companies for the last completed fiscal year. Expenses may be different in the future. More detail concerning fees and expenses is contained in the prospectus for each underlying mutual fund.

TOTAL ANNUAL UNDERLYING MUTUAL FUND OPERATING EXPENSES

(expenses that are deducted from the assets of the underlying mutual funds including management fees, distribution and/or service (12b-1) fees, and other expenses)

	Lowest	Highest
Total Annual Underlying Mutual Fund Operating Expenses (before applicable waivers and reimbursements)***	0.37%	1.35%

The fee and expense information regarding the underlying mutual funds was provided by those mutual funds and has not been independently verified by GIAC.

***	“Total Annual Underlying Mutual Fund Operating Expenses” are expenses for the fiscal year ending December 31, 2014. It is important for contractowners to understand that a decline in the underlying mutual funds’ average net assets during the current fiscal year as a result of market volatility or other factors could cause the funds’ expense ratios for the funds’ current fiscal year to be higher than the expense information presented.

6	PROSPECTUS	EXPENSE TABLES

Expense Examples

The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These Examples show the maximum costs of investing in the contract. All costs are as of the last day of the applicable time period, except for the rider charge and contract fee, which are as of the following contract anniversary. The contract owner transaction expenses, an annual contract fee of $35, and separate account annual expenses which include a daily administrative charge at an annual rate of 0.20% and a daily mortality and expense risk charge at an annual rate of 1.55% (years 0-7) and 1.00% (years 8 and beyond) of the net asset value in the Separate Account. The following two examples assume that you invest $10,000 in the contract for the time periods indicated and that your investment has a 5% return each year.

Example 1 shows a contract with a spousal version of the Guardian Target 300 Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider with the optional death benefit (which are the most expensive optional features available under the contract). The costs shown are the maximum (4.00%) and current (2.10%) GLWB rider fees, and the maximum average weighted fund expense (0.76%) for the aggressive model and the minimum average weighted fund expense (0.70%) for the conservative model which are two of the allocation models available under the GLWB rider. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example 1: Contract with the spousal version of the Guardian Target 300 GLWB Rider with the optional death benefit and maximum and minimum allocation model expenses

	Years
	1	3	5	10
If you surrender your contract at the end of the applicable time period:
Maximum Rider Charge
Aggressive Model:	$1,127	$2,547	$3,850	$8,285
Conservative Model:	$1,120	$2,528	$3,821	$8,237
Current Rider Charge
Aggressive Model:	$ 924	$1,913	$2,757	$5,890
Conservative Model:	$ 917	$1,894	$2,726	$5,834
If you annuitize or you do not surrender your contract at the end of the applicable time period:
Maximum Rider Charge
Aggressive Model:	$ 727	$2,247	$3,850	$8,285
Conservative Model:	$ 720	$2,228	$3,821	$8,237
Current Rider Charge
Aggressive Model:	$ 524	$1,613	$2,757	$5,890
Conservative Model:	$ 517	$1,594	$2,726	$5,834

Example 2 shows a basic contract without any riders (which is the least expensive way to purchase the contract) and maximum (1.35%) and minimum (0.37%) fees and expenses of the underlying mutual funds. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Example 2: Basic contract without any riders and maximum and minimum underlying mutual fund expenses

	Years
	1	3	5	10
If you surrender your contract at the end of the applicable time period:
Maximum:	$761	$1,395	$1,849	$3,819
Minimum:	$658	$1,089	$1,343	$2,838
If you annuitize or you do not surrender your contract at the end of the applicable time period:
Maximum:	$361	$1,095	$1,849	$3,819
Minimum:	$258	$ 789	$1,343	$2,838

These Examples do not reflect transfer fees or annuity taxes (which may range from 0.50% up to 3.5%, depending on the jurisdiction).

Please remember that the Examples are an illustration and do not represent past or future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% assumed in the Examples.

A table of accumulation unit values is in Appendix A – Summary Financial Information.

EXPENSE TABLES	PROSPECTUS	7

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The Guardian Insurance & Annuity Company, Inc. (GIAC) is a stock life insurance company incorporated in the state of Delaware in 1970. GIAC, which issues the contracts offered with this prospectus, is licensed to conduct an insurance business in all 50 states of the United States and the District of Columbia. The company had total admitted assets (Statutory basis) of over $15.6 billion as of December 31, 2014. Its financial statements appear in the Statement of Additional Information.

GIAC’s executive office is located at 7 Hanover Square, New York, New York 10004. The mailing address of the GIAC Customer Service Office, which administers these contracts, is P.O. Box 26210, Lehigh Valley, Pennsylvania 18002.

GIAC is wholly owned by The Guardian Life Insurance Company of America (Guardian Life), a mutual life insurance company organized in the State of New York in 1860. As of December 31, 2014, Guardian Life had total admitted assets (Statutory basis) in excess of $45.2 billion. Guardian Life does not issue the contracts offered under this prospectus and does not guarantee the benefits they provide.

8	PROSPECTUS	EXPENSE TABLES

BUYING A CONTRACT

THE PURCHASE PROCESS

If you would like to buy a contract, you must complete, sign, and forward the application form to us at the address set forth below. Alternatively, if permitted in your state, you may also initiate the purchase by using such other form or in such other manner as we find acceptable. You or your agent then must send any applicable paperwork, along with your initial premium payment, by regular U.S. mail to the following address:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

P.O. Box 26210

Lehigh Valley, Pennsylvania 18002

If you wish to send your application or other paperwork and payment by certified, registered or express mail, please address it to:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

3900 Burgess Place

Bethlehem, Pennsylvania 18017

Our decision to accept or reject your proposed purchase is based on administrative rules such as whether you have completed the form completely and accurately or otherwise supplied us with sufficient information for us to accept the proposed purchase. We will not issue a contract if the owner or the annuitant is over 85 years of age. We have the right to reject any application, proposed purchase or initial premium payment for any reason.

If we accept your purchase as received, we will credit your net premium payment to your new contract within two business days. If your purchase is not complete within five business days of our receiving your application or other applicable paperwork, we will return it to you along with your payment.

If you are considering purchasing a contract with the proceeds of another annuity or life insurance contract, it may not be advantageous to replace the existing contract by purchasing this contract. A variable annuity is not a short-term investment.

PAYMENTS

We require a minimum initial premium payment of $2,000. Thereafter, the minimum additional payment is $100. However, if you purchase a contract through an employer payroll deduction plan, we will accept purchase payments below $100. We will not accept an initial premium payment greater than $2,000,000 without prior permission from an authorized officer of GIAC. However, if you purchase the GMIB rider, the initial premium payment and any subsequent premium payments made in the first contract year cannot exceed $1,000,000 in the aggregate without prior permission from an authorized officer of GIAC. Without

Tax-Free ‘Section 1035’ Exchanges

You can generally exchange one annuity contract for another in a ‘tax-free exchange’ under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge and tax, including a possible penalty tax, on your old contract, and there will be a new surrender charge period for this contract and other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this contract (that person will generally earn a commission if you buy this contract through an exchange or otherwise).

BUYING A CONTRACT	PROSPECTUS	9

our written consent, total flexible premium payments made in any contract year after the first may not exceed $1,000,000. Also, some restrictions on premium payments apply if you purchase the GLWB riders. See Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider for further information.

Pursuant to new tax regulations, starting January 1, 2009 the contract is not available for purchase under a 403(b) plan and we do not accept additional premiums or transfers to existing 403(b) contracts.

10	PROSPECTUS	BUYING A CONTRACT

THE ACCUMULATION PERIOD

HOW WE ALLOCATE YOUR PREMIUM PAYMENTS

After we receive your initial premium payment and issue a contract to you, we will normally credit subsequent net premium payments to your contract on the same day we receive them, provided we receive them prior to the close of a valuation date in good order.

If we receive your payment after the close of a valuation date, that payment will be valued as of the close of the next valuation date. If required in your state or municipality, annuity taxes are deducted from your payment before we credit it to your contract. We call the amount remaining after this deduction the net premium payment.

If you cancel a premium payment or your premium payment is returned for insufficient funds, we reserve the right to reverse investment options chosen. You may also be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the investment options chosen.

We use net premium payments to purchase accumulation units in the variable investment options you have chosen or in the fixed-rate option, according to your instructions in the application or as later changed. The prices of accumulation units are set daily because they change along with the share values of the underlying Funds. The amount you pay for each unit will be the next price calculated after we receive and accept your payment.

The value of accumulation units will vary as you earn interest in the fixed-rate option or as the value of investments rises and falls in the variable investment options.

You can change your investment option selections or your percentage allocations by notifying us in writing. We will apply your new instructions to subsequent net premium payments after we receive and accept them. Please remember that you cannot invest in more than 20 variable investment options, or 19 variable investment options and the fixed-rate option, at any given time.

AUTOMATED PURCHASE PAYMENTS

You may elect to participate in our automated payment program by authorizing your bank to deduct money from your checking account or savings account to make monthly purchase payments. We will debit your account on the 15th of each month or the next business day if the 15th is not a business day. You tell us the amount of the monthly purchase payment and specify the effective date on our authorization form. You may request to participate, change the amount of your purchase payments, change bank accounts or terminate the program at any time prior to the first of the month for your requested transaction to be processed for that month. For IRAs, the maximum monthly purchase payment is 1/12th of your allowable annual contribution.

THE SEPARATE ACCOUNT

GIAC has established a Separate Account, known as Separate Account Q, to receive and invest your premium payments in the variable investment options. The Separate Account has 43 investment divisions, corresponding to the 43 Funds available to you. The performance of each division is based on the Fund in which it invests.

The Separate Account was established by GIAC on March 14, 2002. It is registered as a unit investment trust under the Investment Company Act of

Accumulation

units

The value of accumulation units will vary as the value of investments rises and falls in the variable investment options and also due to expenses and the deduction of certain charges.

ACCUMULATION PERIOD	PROSPECTUS	11

Variable

investment options

You may choose to invest in a maximum of 20 of the variable investment options or 19 of the variable investment options and the fixed-rate option (if available) at any time.

1940 (the 1940 Act) and meets the definition of a separate account under federal securities laws. State insurance law provides that the assets of the Separate Account equal to its reserves and other liabilities are not chargeable with GIAC’s obligations except those under annuity contracts issued through the Separate Account. Income, gains and losses of the Separate Account are kept separate from other income, gains or losses of the contract owner.

Each investment division is administered and accounted for as part of the general business of GIAC. Under Delaware law, the income and capital gains or capital losses of each investment division, whether realized or unrealized, are credited to or charged against the assets held in that division according to the terms of each contract, without regard to other income, capital gains or capital losses of the other investment divisions or of GIAC. Contract obligations are GIAC’s responsibility. According to Delaware insurance law, the assets of the Separate Account are not chargeable with liabilities arising out of any other business GIAC may conduct. Please see Financial Information: Federal tax matters.

We have the right to make changes to the Separate Account, to the investment divisions within it, and to the Fund shares they hold. We may make these changes for some or all contracts. These changes must be made in a manner that is consistent with laws and regulations. When necessary, we’ll use this right to serve your best interests and to carry out the purposes of the contract. Possible changes to the Separate Account and the investment divisions include:

•	deregistering the Separate Account under the 1940 Act,

•	operating the Separate Account as a management investment company, or in another permissible form,

•	combining two or more Separate Accounts or investment divisions,

•	transferring assets among investment divisions, or into another Separate Account, or into GIAC’s general account,

•	modifying the contracts where necessary to preserve the favorable tax treatment that owners of variable annuities currently receive under the Internal Revenue Code,

•	eliminating the shares of any of the Funds and substituting shares of another appropriate Fund (which may have different fees and expenses or may be available/closed to certain purchasers), and

•	adding to or suspending your ability to make allocations or transfers into any variable investment option or the fixed-rate option.

VARIABLE INVESTMENT OPTIONS

You may choose to invest in a maximum of 20 of the 43 variable investment options or 19 of the variable investment options and the fixed-rate option (if available) at any time. Each Fund is an open-end management investment company, registered with the Securities and Exchange Commission under the 1940 Act. However, if you elect the Guaranteed Lifetime Withdrawal Benefit Rider, you must invest all of your premium payments and the contract accumulation value in one of the specified asset allocation models. See Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider.

The Funds have different investment objectives which influence their risk and return. The table below summarizes their main characteristics.

12	PROSPECTUS	ACCUMULATION PERIOD

Variable investment options

Funds	Investment objectives	Typical investments
RS Large Cap Alpha VIP Series	Long-term capital appreciation	Normally invests at least 80% of its net assets in large-capitalization companies, which the investment team defines as those with market capitalizations (at the time of purchase) between $5.0 billion and the market capitalization of the largest company included in the Russell 1000© Index on the last day of the most recent quarter.
RS S&P 500 Index VIP Series	To track the investment performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”), which emphasizes securities issued by large U.S. companies	Normally invests at least 95% of its net assets in stocks of companies included in the S&P 500 Index.
RS High Yield VIP Series	To seek current income. Capital appreciation is a secondary objective	Normally invests at least 80% of its net assets in debt securities and other investments that, at the time of purchase, are rated below investment grade.
RS Low Duration Bond VIP Series	A high level of current income consistent with preservation of capital	Normally invests at least 80% of its net assets in debt securities, including corporate bonds, mortgage-backed and asset-backed securities, loans and obligations of the U.S. government and its agencies.
RS Investment Quality Bond VIP Series	To seek a high level of current income and capital appreciation without undue risk to principal	Normally invests at least 80% of its net assets in Investment-grade debt securities, including corporate bonds, mortgage-backed and asset-backed securities, zero-coupon bonds, loans, and obligations of the U.S. government and its agencies and instrumentalities.
RS International VIP Series	Long-term capital appreciation	Normally invests at least 80% of its net assets in common stocks and convertible securities issued by (i) companies organized, domiciled, or with a principal office outside of the United States, (ii) companies which primarily trade in a market located outside of the United States, or (iii) companies which do a substantial amount of business outside of the United States, which the investment team considers to be companies that derive at least 50% of their revenue or profits from business outside the United States or have at least 50% of their sales or assets outside the United States. The Fund does not usually focus its investments in a particular industry or country.

ACCUMULATION PERIOD	PROSPECTUS	13

Variable investment options

Funds	Investment objectives	Typical investments
RS Emerging Markets VIP Series	Long-term capital appreciation	Normally invests at least 80% of its net assets insecurities of “emerging market companies.” The Fund defines an “emerging market company” as one that is organized under the laws of, or has its principal office in, an emerging markets country; derives 50% or more of its revenue from goods produced, services performed, or sales made in emerging market countries; or for which the principal securities market is located in an emerging market country.
RS Small Cap Growth Equity VIP Series	Long-term capital growth	Normally invests at least 80% of its net assets in equity securities of small-capitalization companies, which the investment team defines as those with market capitalizations (at the time of purchase) of either up to $3 billion or 120% of the market capitalization of the largest company included in the Russell 2000© Index on the last day of the most recent quarter, whichever is greater.
Invesco V.I. Value Opportunities Fund	Long-term growth of capital	Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in a portfolio of common stocks, preferred stocks and convertible securities.
Invesco V.I. American Franchise Fund	Long-term growth of capital	The Fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of U.S. issuers.
Invesco V.I. Core Equity Fund	Long-term growth of capital	The portfolio management team seeks to construct a portfolio of issuers that have high or improving return on invested capital (ROIC), quality management, a strong competitive position and which are trading at compelling valuations. The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund invests primarily in equity securities.
Invesco V.I. Government Securities Fund	Total return, comprised of current income and capital appreciation	The Fund invests, under normal circumstance, at least 80% of its net assets (plus any borrowing for investment purposes) in debt securities issued, guaranteed or otherwise backed by the U.S. government or its agencies, instrumentalities or sponsored corporations (each, a Federal Agency), and in derivatives and other instruments that have economic characteristics similar to such securities.

14	PROSPECTUS	ACCUMULATION PERIOD

Variable investment options

Funds	Investment objectives	Typical investments
Invesco V.I. Mid Cap Core Equity	Long-term growth of capital	The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of mid-capitalization companies and in derivatives and other instruments that have economic characteristics similar to such securities.
Invesco V.I. Growth and Income Fund	Long-term growth of capital and income	Under normal market conditions, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in income-producing equity securities, including common stocks and convertible securities.
Alger Capital Appreciation Portfolio	Long-term capital appreciation	Under normal market circumstances, the Portfolio invests at least 85% of its net assets plus any borrowing for investment purposes in equity securities of companies of any market capitalization that the Manager believes demonstrates promising growth potential. The Portfolio can leverage, that is, borrow money to buy additional securities. By borrowing money, the Portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed. The Portfolio can also invest in derivative instruments. The Portfolio currently expects that its primary use of derivatives will involve entering in to forward currency contracts to hedge the Portfolio’s currency exposure when it holds, or proposes to hold, non-U.S. dollar denominated securities.
AB VPS Global Thematic Growth Portfolio (previously known as AllianceBernstein VPS Global Thematic Growth Portfolio)	Long-term growth of capital

Invests in equities from both developed and emerging-market countries; there is no limit of how much can be invested in a country. Holdings are diversified across multiple industry segments to maximize opportunities. Invests in both newer, less-seasoned companies as well as well-known, established companies in all market capitalization. Normally holds equities of 60-80 companies.

AB VPS Growth and Income Portfolio (previously known as AllianceBernstein VPS Growth and Income Portfolio)	Long-term growth of capital	Invests in companies of any size and in any industry. Normally holds equities of approximately 60-90 companies. Invests primarily in U.S. stocks, although it may invest in non-U.S. securities.

ACCUMULATION PERIOD	PROSPECTUS	15

Variable investment options

Funds	Investment objectives	Typical investments
AB VPS Large Cap Growth Portfolio (previously known as AllianceBernstein VPS Large Cap Growth Portfolio)	Long-term growth of capital

Invests at least 80% of the Portfolio’s net assets in large cap companies. Invests primarily in U.S. stocks, although it may invest in non-U.S. securities. Top 25 investment ideas normally constitute 70% of the Portfolio’s net assets. Normally holds equities of 50-70 companies.

AB VPS Real Estate Investment Portfolio (previously known as AllianceBernstein VPS Real Estate Investment Portfolio)	Long-term growth of capital and income

Invests in equity securities of real estate investment trusts (REITs) and other companies within the real estate industry, such as real estate operating companies (REOCs). May invest in mortgage-backed securities, short-term investment grade debt securities and other fixed-income securities.

AB VPS Value Portfolio (previously known as AllianceBernstein VPS Value Portfolio)	Long-term growth of capital	Invests primarily in U.S. stocks, although it may invest in non-U.S. securities.
Davis Financial Portfolio	Long-term growth of capital	The Fund invests at least 80% of the Fund’s net assets, plus any borrowing for investment purposes, in securities issued by companies principally engaged in the financial services sector. The Fund invests principally in common stocks (including indirect holdings of common stock through depositary receipts).
Davis Real Estate Portfolio	Total return through a combination of growth and income	The Fund invests at least 80% of the Fund’s net assets, plus any borrowing for investment purposes, in securities issued by companies principally engaged in the real estate industry. The Fund invests principally in common stocks (including indirect holdings of common stock through depositary receipts).
Davis Value Portfolio	Long-term growth of capital	The Fund invests principally in common stocks (including indirect holdings of common stock through depositary receipts) issued by issued by large companies with market capitalizations of at least $10 billion. Historically, the Fund has invested a significant portion of its assets in financial services companies and in foreign companies, and may also invest in mid- and small-capitalization companies.

16	PROSPECTUS	ACCUMULATION PERIOD

Variable investment options

Funds	Investment objectives	Typical investments
Fidelity VIP Balanced Portfolio	The Fund seeks income and capital growth consistent with reasonable risk	Investing approximately 60% of assets in stocks and other equity securities and the remainder in bonds and other debt securities, including lower-quality debt securities, when its outlook is neutral. Investing at least 25% of total assets in fixed-income senior securities (including debt securities and preferred stock). Investing in domestic and foreign issuers. With respect to the fund’s equity investments, allocating the fund’s assets across different market sectors (at present, consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, telecom services, and utilities), using different Fidelity managers. With respect to the Fund’s equity investments, investing in either “growth” stocks or “value” stocks or both. Using fundamental analysis of factors such as each issuer’s financial condition and industry position, as well as market and economic conditions, to select investments. Investing in Fidelity’s central funds (specialized investment vehicles used by Fidelity funds to invest in particular security types or investment disciplines).
Fidelity VIP Contrafund® Portfolio	The Fund seeks long-term capital appreciation	Normally investing primarily in common stocks. Investing in securities of companies whose value Fidelity Management & Research Company (FMR) believes is not fully recognized by the public. Investing in domestic and foreign issuers. Allocating the Fund’s assets across different market sectors (at present, consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, telecom services, and utilities), using different Fidelity managers. Investing in either “growth” stocks or “value” stocks or both. Using fundamental analysis of factors such as each issuer’s financial condition and industry position, as well as market and economic conditions, to select investments.

ACCUMULATION PERIOD	PROSPECTUS	17

Variable investment options

Funds	Investment objectives	Typical investments
Fidelity VIP Equity-Income Portfolio

The Fund seeks reasonable income. The Fund will also consider potential for capital appreciation

The Fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index®

Normally investing at least 80% of assets in equity securities. Normally investing primarily in income-producing equity securities, which tends to lead to investments in large cap “value” stocks. Potentially investing in other types of equity securities and debt securities, including lower-quality debt securities. Investing in domestic and foreign issuers. Using fundamental analysis of factors such as each issuer’s financial condition and industry position, as well as market and economic conditions, to select investments. Potentially using covered call options as tools in managing the fund’s assets.
Fidelity VIP Growth Portfolio	The Fund seeks to achieve capital appreciation	Normally investing primarily in common stocks. Investing in companies that Fidelity Management & Research Company (FMR) believes have above-average growth potential (stocks of these companies are often called “growth” stocks). Investing in domestic and foreign issuers. Using fundamental analysis of factors such as each issuer’s financial condition and industry position, as well as market and economic conditions, to select investments.
Fidelity VIP Investment Grade Bond Portfolio	The Fund seeks as high a level of current income as is consistent with the preservation of capital	Normally investing at least 80% of assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities. Managing the Fund to have similar overall interest rate risk to the Barclays® U.S. Aggregate Bond Index. Allocating assets across different market sectors and maturities. Investing in domestic and foreign issuers. Analyzing the credit quality of the issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments. Potentially Investing in lower-quality debt securities. Engaging in transactions that have a leveraging effect on the Fund, including investments in derivatives - such as swaps (interest rate, total return, and credit default), options, and futures contracts - and forward-settling securities, to adjust the Fund’s risk exposure. Investing in Fidelity’s central funds (specialized investment vehicles used by Fidelity funds to invest in particular security types or investment disciplines).

18	PROSPECTUS	ACCUMULATION PERIOD

Variable investment options

Funds	Investment objectives	Typical investments
Fidelity VIP Mid Cap Portfolio	The Fund seeks long-term growth of capital	Normally investing primarily in common stocks. Normally investing at least 80% of assets in securities of companies with medium market capitalizations (which, for purposes of this Fund, are those companies with market capitalizations similar to companies in the Russell Midcap® Index or the S&P MidCap 400® Index). Potentially investing in companies with smaller or larger market capitalizations. Investing in domestic and foreign issuers. Investing in either “growth” stocks or “value” stocks or both. Using fundamental analysis of factors such as each issuer’s financial condition and industry position, as well as market and economic conditions, to select investments.
Fidelity VIP Money Market Portfolio	The fund seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Investing in U.S. dollar-denominated money market securities of domestic and foreign issuers and repurchase agreements. Potentially entering into reverse repurchase agreements. Investing more than 25% of total assets in the financial services industries. Investing in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments. The Board of Trustees has approved, subject to shareholder approval, a proposal to modify Money Market Portfolio’s fundamental concentration policy so that the fund would be prohibited from investing more than 25% of its total assets in the financial services industry. A meeting of shareholders of Money Market Portfolio will be held on May 12, 2015, to vote on this proposal. If approved by shareholders, the fund will make other changes necessary to operate as a government money market fund, including (ii) adopting a principal investment strategy to normally invest at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully and (ii) changing its name to “Government Money Market Portfolio.” If approved, the fund currently anticipates that these changes will take effect in the fourth quarter of 2015. Shareholders should read the proxy statement, which contains important information relating to the proposals, when it becomes available. For a free copy of the proxy statement, please contact Fidelity at 1-800-208-0098. The proxy statement will also be available on the Securities and Exchange Commission’s web site (www.sec.gov).

ACCUMULATION PERIOD	PROSPECTUS	19

Variable investment options

Funds	Investment objectives	Typical investments
Franklin Rising Dividends VIP Fund	Seeks long-term capital appreciation, with preservation of capital as an important consideration	Under normal market conditions, the fund invests at least 80% of its net assets in equity securities of financially sound companies that have paid rising dividends.
Franklin Small Cap Value VIP Fund	Seeks long-term total return	Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization companies.
Templeton Growth VIP Fund	Seeks long-term capital growth	Under normal market conditions, the Fund invests predominantly in equity securities of companies located anywhere in the world, including those in the U.S. and in developing markets.
Gabelli Capital Asset Fund	Growth of capital; current income as secondary objective	U.S. common stock, preferred stock and securities that may be converted at a later time into common stock. Up to 25% of the Fund’s assets may be invested in securities of foreign issuers.
MFS® Core Equity Portfolio (previously known as MFS® Core Equity Series)	Seeks capital appreciation	Normally invests at least 80% of its net assets in equity securities. The Fund may invest in companies of any size. A team of investment research analysts selects investments for the Fund. MFS allocates the Fund’s assets to analysts by industries.
MFS® Growth Series	Seeks capital appreciation	Focuses on investing in the stocks of companies MFS believes to have above average earnings growth potential compared to other companies (growth companies). Primarily invests in companies with large capitalizations, but may invest in companies of any size.
MFS® Investors Trust Series	Seeks capital appreciation	Normally invests primarily in equity securities. Primarily invests in companies with large capitalizations, but may invest in companies of any size.
MFS New Discovery Series	Seeks capital appreciation	Focuses on investing in the stocks of companies MFS believes to have above average earnings growth potential compared to other companies (growth companies). Primarily invests in companies with small capitalizations, but may invest in companies of any size.
MFS® Total Return Bond Series (previously known as MFS® Research Bond Series)	Seeks total return with an emphasis on current income, but also considering capital appreciation	Normally invests at least 80% of its net assets in debt instruments. Debt instruments include corporate bonds, U.S. Government securities, asset-backed securities, municipal instruments, foreign government securities, inflation- adjusted bonds, and other obligations to repay money borrowed. Invests primarily in investment grade debt instruments, but may also invest in lower quality debt instruments.

20	PROSPECTUS	ACCUMULATION PERIOD

Variable investment options

Funds	Investment objectives	Typical investments
MFS® Strategic Income Portfolio	Seeks total return with an emphasis on high current income, but also considering capital appreciation	Normally invests primarily in debt instruments such as U.S. and foreign government securities, U.S. and foreign corporate bonds and mortgage-backed and other asset-backed securities and/or debt instruments of issuers located in emerging market countries. MFS may invest the fund’s assets in other mutual funds advised by MFS that invest in particular investment types rather than investing directly in such investments. May invest up to 100% of its assets in lower quality debt instruments.
MFS® Total Return Series	Seeks total return	The Fund invests in a combination of equity securities and debt instruments. The Fund normally invests between 40% and 75% of its assets in equity securities and at least 25% of its assets in fixed-income senior securities.
Value Line Centurion Fund	Long-term growth of capital	U.S. common stocks with selections based on the Value Line Timeliness™ Ranking System.
Value Line Strategic Asset Management Trust	High total investment return consistent with reasonable risk	U.S. common stocks, bonds and money market instruments.

Some of these Funds may not be available in your state.

Some Funds have similar investment objectives and policies to other funds managed by the same adviser. The Funds may also have the same or similar names to mutual funds available directly to the public on a retail basis. The Funds are not the same funds as the publicly available funds. As a result, the investment returns of the Funds may be higher or lower than these similar funds managed by the same adviser. There is no assurance, and we make no representation, that the performance of any Fund will be comparable to the performance of any other fund.

Some of these Funds are available under other separate accounts supporting variable annuity contracts and variable life insurance policies of GIAC and other companies. We do not anticipate any inherent conflicts with these arrangements. However, it is possible that conflicts of interest may arise in connection with the use of the same Funds under both variable life insurance policies and variable annuity contracts, or issued by different companies. While the Board of Directors of each Fund monitors activities in an effort to avoid or correct any material irreconcilable conflicts of interest arising out of this arrangement, we may also take actions to protect the interests of our contract owners. See the accompanying Fund prospectuses for more information about possible conflicts of interest.

Investment advisers (or their affiliates) pay us compensation every year for administration, distribution or other expenses. Currently, these advisers include MFS Investment Management, RS Investment Management, Invesco Advisors, Inc., Fred Alger Management, Inc., Fidelity Management & Research Company, Gabelli Funds, LLC, Davis Selected Advisers, LP, Alliance Capital Management LP, Value Line, Inc., and Templeton Global Advisers Limited. This compensation ranges from .10% to .30% of the average daily net assets that are invested in the variable investment options available through the Separate Account. We also receive 12b-1 fees from some Funds. Those Funds include funds from Invesco Aim, Alger, AllianceBernstein, Fidelity, Franklin Templeton, MFS and Value Line. Currently, the amount of 12b-1 fees is .25%. These payments may be derived, in whole or in part, from the advisory fee or 12b-1 fee deducted from fund assets. Contract owners, through their indirect investment in the funds, bear the costs of these advisory and 12b-1 fees. The amount of these payments may be substantial.

ACCUMULATION PERIOD	PROSPECTUS	21

We may use these payments for any corporate purpose, including payment of expenses that we and/or our affiliates incur in promoting, marketing, and administering the contracts, and, in our role as an intermediary, for the funds. We may profit from these payments.

The Funds’ investment advisers and their principal business addresses are shown in the table below.

Before investing

Please read the Fund prospectuses carefully. They contain important information on the investment objectives, policies, charges and expenses of the Funds.

Funds	Investment advisor and principal business address
RS Large Cap Alpha VIP Series RS Small Cap Growth Equity VIP Series RS Emerging Markets VIP Series RS International VIP Series	RS Investment Management Co. LLC One Bush Street, Suite 900 San Francisco, California 94104
RS S&P 500 Index VIP Series	RS Investment Management Co. LLC
RS High Yield VIP Series	(Adviser)
RS Low Duration Bond VIP Series	One Bush Street, Suite 900
RS Investment Quality Bond VIP Series	San Francisco, California 94104

Park Avenue Institutional Advisers LLC
(Sub-adviser)
7 Hanover Square
New York, New York 10004
Invesco V.I. American Franchise Fund Invesco V.I. Value Opportunities Fund	Invesco Advisers, Inc. 1555 Peachtree Street N.E. Atlanta, Georgia 30309
Invesco V.I. Core Equity Fund
Invesco V.I. Mid Cap Core Equity
Invesco V.I. Government Securities Fund
Invesco V.I. Growth and Income Fund
Alger Capital Appreciation Portfolio	Fred Alger Management, Inc. 360 Park Avenue South New York, New York 10010
AB VPS Global Thematic Growth Portfolio AB VPS Growth and Income Portfolio AB VPS Large Cap Growth Portfolio AB VPS Real Estate Investment Portfolio	AllianceBernstein, L.P. 1345 Avenue of the Americas New York, New York 10105
AB VPS Value Portfolio
Davis Financial Portfolio	Davis Selected Advisers, LP
Davis Real Estate Portfolio	2949 East Elvira Road, Suite 101
Davis Value Portfolio	Tucson, Arizona 85756

Davis Selected Advisers- NY, Inc.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
Fidelity VIP Balanced Portfolio	Fidelity Management & Research
Fidelity VIP Contrafund® Portfolio	Company and its affiliates
Fidelity VIP Equity-Income Portfolio	82 Devonshire Street
Fidelity VIP Growth Portfolio	Boston, Massachusetts 02109
Fidelity VIP Investment Grade Bond Portfolio
Fidelity VIP Mid Cap Portfolio
Fidelity VIP Money Market Portfolio	Fidelity Management & Research Company and its affiliates 245 Summer Street Boston, Massachusetts 02210

22	PROSPECTUS	ACCUMULATION PERIOD

Funds	Investment advisor and principal business address
Franklin Rising Dividends VIP Fund Franklin Small Cap Value VIP Fund	Franklin Advisory Services, LLC One Parker Plaza, Ninth Floor Fort Lee, New Jersey 07024

Templeton Growth VIP Fund	Templeton Global Advisers Limited
Lyford Cay
Nassau, Bahamas
Gabelli Capital Asset Fund	Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422
MFS® Core Equity Portfolio	Massachusetts Financial Services
MFS® Growth Series	Company (“MFS”)
MFS® Investors Trust Series	111 Huntington Avenue
MFS® New Discovery Series	Boston, Massachusetts 02199
MFS® Total Return Bond Series
MFS® Strategic Income Portfolio
MFS® Total Return Series
Value Line Centurion Fund	EULAV Asset Management, LLC
Value Line Strategic Asset Management Trust	(EULAV) 7 Times Square, 21st floor, 42nd Street
New York, NY 10036

ACCUMULATION PERIOD	PROSPECTUS	23

When you buy a contract, please note:

•	You can choose up to 20 investment options or 19 variable investment options and the fixed-rate option at any one time.

•	There are no initial sales charges on the premium payments that you allocate to the variable investment options.

•	All of the dividends and capital gains distributions that are payable to variable investment options are reinvested in shares of the applicable Fund at the current net asset value.

•	When the annuity period of the contract begins, we will apply your accumulation value to a payment option in order to make annuity payments to you.

•

You can arrange to transfer your investments among the options or change your future allocations by notifying us in writing or by telephone. Currently, there is no fee for this, but we reserve the right to charge a fee, to limit the number of transactions or otherwise restrict transaction privileges.

•	You can change beneficiaries as long as the annuitant is living.

SELECTION OF FUNDS

The Funds offered through this product were selected by GIAC based on various factors, including but not limited to asset class coverage, the strength of the advisor’s or sub-advisor’s reputation and tenure, brand recognition, investment performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the fund or its advisor or other service providers provide any revenue to us and the amount of any such revenue (discussed above). In addition, we may include certain funds, such as the RS funds, because they are managed or advised by one of our affiliates. We may also consider whether and to what extent the fund’s advisor or an affiliate distribute or provide marketing support for the contracts.

You are responsible for choosing your investment options, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. We encourage you to thoroughly investigate all of the information regarding the funds that is available to you, including the fund’s prospectus, statement of additional information, and annual and semi-annual shareholder reports. Other sources such as the fund’s website or newspapers and financial and other magazines may provide more current information, including information about any regulatory actions or investigations relating to the funds. After you select investment options for your initial premium payment, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate

You bear the risk of any decline in the value of your contract resulting from the investment performance of the funds you have chosen.

We do not recommend or endorse any particular fund and we do not provide investment advice.

FIXED-RATE OPTION

The fixed-rate option is not registered under the Securities Act of 1933 or as an investment company under the 1940 Act, and is therefore not subject to the provisions or restrictions of these Acts. However, the following disclosure about the fixed-rate option may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements not in prospectuses.

In the fixed-rate option, we guarantee that the net premium payments you invest will earn daily interest at a minimum annual rate of 3%. You

24	PROSPECTUS	ACCUMULATION PERIOD

can allocate all of your net premium payments to this option, subject to the conditions stated below, or you may choose it as one of your investment selections. The value of your net premiums invested in the fixed-rate option does not vary with the investment experience of any Fund. The money that you put into your fixed-rate option becomes part of GIAC’s general assets.

At certain times we may choose to pay interest at a rate higher than the minimum annual rate specified in your contract, but we aren’t obliged to do so. Higher interest rates are determined at our discretion, and we can change them prospectively without notice. We don’t use a specific formula to determine interest rates; rather we consider such factors as general economic trends, current rates of return on our general account investments, regulatory and tax requirements, and competitive factors. The rate of interest we pay hasn’t been limited by our Board of Directors.

Here are some of the important conditions that apply when we pay interest on your investments in the fixed-rate option:

•	The initial interest rate that we credit to your premiums or transfers will be whatever rate is in effect on the date the amounts are allocated to the fixed-rate option.

•	This interest rate will continue until the next contract anniversary date (unless you have elected Dollar Cost Averaging from the fixed-rate option over a shorter period of time).

•

At that time, all payments and transfers allocated to the fixed-rate option during the previous year, together with interest earned, will be credited with the rate of interest in effect on the renewal date, known as the renewal rate.

•	The renewal rate will be guaranteed until the next contract anniversary date.

If your state’s insurance department permits and the application for your annuity contract was received by us between February 19, 2003 and April 30, 2003, your contract may have what’s known as a bailout rate. If the renewal rate set on any contract anniversary date is less than the bailout rate, you can withdraw all or part of the money you have invested for at least one year in the fixed-rate option from the contract without incurring a deferred sales charge. We must receive your written request in good order for such a withdrawal at our customer service office within 60 days after the contract anniversary.

The fixed-rate option may not be available in your state. We reserve the right to discontinue this option at any time. We also reserve the right to suspend, discontinue or otherwise restrict the availability of the fixed-rate option for additional payments and/or transfers under existing contracts.

Personal security

When you call us, we will require identification of your contract as well as your personal security code. We may accept transfer instructions or changes to future allocation instructions from anyone who can provide us with this information. Neither GIAC, Park Avenue Securities LLC, nor the Funds will be liable for any loss, damage, cost or expense resulting from a telephonic or electronic request we reasonably believe to be genuine. As a result, you assume the risk of unauthorized or fraudulent telephonic or electronic transactions. We may record telephone conversations without disclosure to the caller. See Telephonic and Electronic Services.

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Transfers

You generally can transfer money among variable investment options both before and after the date annuity payments begin.

TRANSFERS

You can transfer money among variable investment options or change your future percentage allocations to options both before and after the date annuity payments begin. You can also transfer to and from the fixed-rate option, but only before the date annuity payments begin. Transfers are subject to certain conditions, which are described below.

If you are considering a transfer or change in your allocations, be sure to look into each option carefully and make sure your decisions will help you to achieve your long-term investment goals.

During the accumulation period and up to 30 days before the date annuity payments are scheduled to begin, you can transfer all or part of your accumulation value among the contract options. These transfers are subject to the following rules:

•

We permit transfers from the fixed-rate option to any variable investment option only once each contract year, during the 30 days beginning on the contract anniversary date. There is an exception for the dollar cost averaging feature; amounts that have been in the fixed-rate option longest will be transferred out first. If the application for your annuity contract was received by us between February 19, 2003 and April 30, 2003, the maximum yearly transfer from the fixed-rate option is the greater of the following:

–	50% of the amount in the fixed-rate option on the applicable contract anniversary date, or

–	the amount equal to the largest previous transfer out of the fixed-rate option for your contract.

•

Subject to the restrictions in the immediately preceding bullet, if the application for your annuity contract was received by us prior to February 19, 2003 and after April 30, 2003 and for all contracts issued in Massachusetts, the maximum yearly transfer from the fixed-rate option is the greater of the following:

–	25% of the amount in the fixed-rate option on the applicable contract anniversary date, or

–	the amount equal to the largest previous transfer out of the fixed-rate option for your contract.

•	Each transfer involving the variable investment options will be based on the accumulation unit value that is next calculated after we have received proper transfer instructions from you.

•

If you have selected any GMWB rider, your transfers are limited to moving 100% of the contract accumulation value from one allocation model to another allocation model. See Guaranteed Minimum Withdrawal Benefit (GMWB) Riders.

We will implement a transfer or changes to your allocations upon receiving your written, telephone or electronic instructions in good order. If we receive your transfer request on a business day before the close of the New York Stock Exchange, generally 4:00 p.m. Eastern time, you will receive that day’s unit values.

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After the date annuity payments begin, if you have a variable annuity option you can transfer all or part of the value of your annuity among the variable investment options only once each month. No fixed-rate option transfers are permitted.

FREQUENT TRANSFERS AMONG THE VARIABLE INVESTMENT OPTIONS

Frequent or unusually large transfers may dilute the value of the underlying fund shares if the trading takes advantage of any lag between a change in the value of an underlying fund’s portfolio securities and the reflection of that change in the underlying fund’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of an underlying fund at a price that does not reflect the current market value of the portfolio securities of the underlying fund, and then to realize a profit when the shares are sold the next business day or thereafter. In addition, frequent transfers may increase brokerage and administrative costs of the underlying funds, and may disrupt an underlying fund’s portfolio management strategy, requiring it to maintain a relatively higher cash position and possibly resulting in lost opportunity costs and forced liquidations of securities held by the fund.

GIAC endeavors to protect long-term contractowners by maintaining policies and procedures to discourage frequent transfers among investment options under the contracts, and has no arrangements in place to permit any contractowner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this contract.

If we determine that you are engaging in frequent transfer activity among investment options, we may, without prior notice, limit your right to make transfers or allocation changes. We monitor for frequent transfer activity among the variable investment options based upon established parameters that are applied consistently to all contractowners. Such parameters may include, without limitation, the length of the holding period between transfers, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. We do not apply our policies and procedures to discourage frequent transfers to dollar cost averaging programs or any asset rebalancing programs.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any harm to other contractowners and persons with material rights under a contract. This may include applying the restrictions to any contracts that we believe are related (e.g., two contracts with the same owner or owned by spouses or by different partnerships or corporations that are under common control). The restriction that we currently apply is to limit the number of transfers to not more than once every 30 days. We may change this restriction at any time and without prior notice. We will not grant waivers or make exceptions to, or enter into special arrangements with, any contractowners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing.

ACCUMULATION PERIOD	PROSPECTUS	27

You should be aware that, upon request by a fund or its agent, we are required to provide them with information about you and your trading activities in and out of the fund(s). In addition, a fund may require us to restrict or prohibit your purchases and exchanges of fund shares if the fund identifies you as having violated the frequent trading policies of that fund.

Restrictions that we may impose, subject to certain contract provisions that are required and approved by state insurance departments, include, without limitation:

•	limiting the frequency of transfers to not more than once every 30 days;

•	imposing a fee of $25 per transfer, if you make more than twelve transfers within a contract year;

•	requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting electronic or telephone transaction privileges;

•	refusing to act on instructions of an agent acting under a power of attorney on your behalf;

•	refusing or otherwise restricting any transaction request that we believe alone, or with a group of transaction requests, may have a harmful effect;

•	impose a holding period between transfers; or

•	implementing and imposing on you any redemption fee imposed by an underlying fund.

We currently do not impose redemption fees on transfers or expressly limit the number or frequency of transfers. Redemption fees, transfer limits, and other procedures may be more or less successful than ours in deterring or preventing harmful transfer activity. In the future, some underlying funds may begin imposing redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds.

Please note that the limits and restrictions described here are subject to GIAC’s ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by contractowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers, there is no assurance that we will be able to detect and/or to deter frequent transfers.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity, or to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on contractowners engaging in frequent transfers. In addition, our orders to purchase shares of the funds are generally subject to acceptance by the fund, and in some cases a fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any contractowners’ transfer request if our order to purchase shares of the fund is not accepted by, or is reversed by, an applicable fund.

The underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying funds should describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other

28	PROSPECTUS	ACCUMULATION PERIOD

underlying funds and the policies and procedures we have adopted to discourage frequent transfers. For instance, an underlying fund may impose a redemption fee. Contractowners should be aware that we may not have the contractual obligation or the operational capacity to monitor contractowners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. For example, underlying funds may implement policies and procedures for monitoring frequent trading activity that are unique to a particular fund. Because of the number of underlying funds that we offer under our variable annuity contracts, it may not be possible for us to implement these disparate policies and procedures. Accordingly, you should assume that the sole protection you may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted at the contract level to discourage frequent transfers.

You should note that other insurance companies and retirement plans also invest in the underlying funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers. You should also know that the purchase and redemption orders received by the underlying funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance and/or annuity contracts. The omnibus nature of these orders may limit the underlying funds’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the underlying funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investment in the fund. In addition, if an underlying fund believes that an omnibus order we submit may reflect one or more transfer requests from contractowners engaged in frequent transfer activity, the underlying fund may reject the entire omnibus order and thereby interfere with GIAC’s ability to satisfy your request even if you have not made frequent transfers. For transfers into more than one investment option, we may reject or reverse the entire transfer request if any part of it is not accepted by or is reversed by an underlying fund.

SURRENDERS AND PARTIAL WITHDRAWALS

During the accumulation period and while the annuitant and all contract owners are living, you can redeem your contract in whole. This is known as surrendering the contract. If you redeem part of the contract, it’s called a partial withdrawal. During the annuity period, unless you selected annuity payout Option V-4, F-4 or F-5, we will not accept requests for surrenders or partial withdrawals after the date annuity payments begin. See Variable Annuity Payout Options.

Surrenders and

partial withdrawals

Surrenders and partial withdrawals are subject to tax, and may be subject to penalty taxes and mandatory federal income tax withholding.

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Special restrictions

There are special restrictions on withdrawals from contracts issued in connection with Section 403(b) and other qualified plans. Please see Financial information: Federal tax matters for details about how withdrawals can be made from these contracts.

Your request for surrenders and partial withdrawals must be received in good order. If you wish to surrender your contract, you must send us the contract or we will not process the request. If you have lost the contract, we will require an acceptable affidavit of loss.

To process a partial withdrawal, we will redeem enough accumulation units to equal the dollar value of your request. When you surrender your contract, we redeem all the units. For both transactions we use the unit value next calculated after we receive a proper request from you. We will deduct any applicable contract charges, deferred sales charges and annuity taxes from the proceeds of a surrender. In the case of a partial withdrawal, we will cash additional units to cover these charges. See Contract Costs and Expenses: Contingent Deferred Sales Charge. To effect your request, we will cash variable accumulation units from the variable investment divisions on a pro rata basis, unless you instruct us differently.

Surrenders and partial withdrawals are subject to tax, and may be subject to penalty taxes and mandatory federal income tax withholding. If your contract was issued pursuant to a 403(b) plan, starting January 1, 2009 we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, withdrawals or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender, withdrawal or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

In the first four contract years, you are allowed to make an annual withdrawal from the contract, without paying a deferred sales charge, of an amount equal to the greater of:

•	On the date of withdrawal, the excess of the accumulation value over the total of the net premium payments that you have made (and not withdrawn), in the first three contract years; or

•	10% of the total premium payments made during the first three contract years, minus the total of all the withdrawals you already made during the current contract year.

You may request a schedule of systematic partial withdrawals. Under such a program, you may elect to receive withdrawal proceeds on a monthly, quarterly, semi-annual or annual basis. Redemptions from the contract will be effective on the date elected. If the effective date falls on a non business day, the withdrawal will process on the following business day. Withdrawals under this program are not the same as annuity payments you would receive from a payout option. Your contract value will be reduced by the amount of any withdrawals, applicable contract charges, deferred sales charges and annuity taxes. Such systematic withdrawals may be used to satisfy special tax rules related to substantially equal periodic payments or other needs you may have. We are not responsible for the accuracy of the calculations for distributed amounts or compliance with tax provisions. Please see Financial Information: Federal tax matters.

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For the purpose of calculating the deferred sales charge and in order to minimize the applicable deferred sales charge, all amounts withdrawn are deemed to be withdrawn on a last-in first-out basis. In other words, we withdraw all available monies before we withdraw premium payments made during the first three contract years, which are subject to a deferred sales charge. Premium payments made in the fourth contract year and later will not be subject to a deferred sales charge upon withdrawal. Also, in spousal continuation situations, we withdraw all premium payments made prior to spousal continuation, which are not subject to a deferred sales charge, before we withdraw any premium payments made after spousal continuation.

Unless you are making a withdrawal directly from the fixed-rate option in accordance with the bailout provisions, we will cash accumulation units in the following order:

•	all variable accumulation units attributable to the investment divisions; this will be done on a pro-rata basis unless you instruct us differently, then

•	all fixed accumulation units attributable to the fixed-rate option.

We will send you your payment within seven days of receiving a request from you in good order. Please see the margin note Payments later in this section.

If you have a question about surrenders or withdrawals, please call us toll free at 1-800-221-3253.

Involuntary Surrenders When Contract Value is Less than $2,000

If you have less than $2,000 left in your contract after a partial withdrawal, we have the right to cancel the contract and pay you the balance of the proceeds. This is called an involuntary surrender, and it may be subject to any applicable contract charges, deferred sales charges and annuity taxes. Please see Financial information: Federal tax matters.

MANAGING YOUR ANNUITY

You may wish to take advantage of one of the programs we offer to help you build a stronger annuity. These include dollar cost averaging and portfolio rebalancing.

There is no fee for dollar cost averaging or portfolio rebalancing. We also have the right to modify or discontinue either program. We’ll give you written notice if we do so. Transfers under either program do not count against any free transfers permitted under the contract. You may terminate either program at any time. However, money in the fixed-rate option will be subject to transfer restrictions which apply to the fixed-rate option. See Transfers for limitations on such transfers.

Programs to build

your annuity

You may wish to take advantage of one of the programs we offer to help you build a stronger annuity. These include dollar cost averaging and portfolio rebalancing.

Assigning contract interests

If the contract is part of a corporate retirement plan or an individual plan under sections 401(a), 403(b) or 408 of the Internal Revenue Code, the contract owner’s interest in the contract cannot be assigned. Assigned contract interests may be treated as a taxable distribution to the contract owner. See Federal tax matters for more information.

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Reports

At least twice each year, we send a report to each contract owner that contains financial information about the underlying Funds, according to applicable laws, rules and regulations. In addition, at least once each year, we send a statement to each contract owner that reports the number of accumulation units and their value under the contract.

If several members of the same household each own a contract, we may send only one such report or prospectus to that address, unless you instruct us otherwise.

You may receive additional copies by calling or writing our Customer Service Office.

Dollar Cost Averaging Programs

You can transfer specific amounts of money from one investment option to another on a monthly basis, as opposed to investing the total amount at one time. This approach may help lower your average dollar cost of investing over time. However, there is no guarantee that dollar cost averaging will result in profits or prevent losses.

If you wish to take advantage of this program, you must designate a dollar amount to be transferred automatically out of either the Fidelity VIP Money Market Portfolio investment division or the fixed-rate option, but not from both. You can designate the fixed-rate option for dollar cost averaging if you currently own a contract with the fixed-rate option endorsement. The money can go into one or more of the other variable investment options or the fixed-rate option. The rule still applies that you can invest in a maximum of only 20 options at one time (this includes the required Fidelity VIP Money Market Portfolio or fixed-rate option).

You can begin dollar cost averaging when you buy your contract or at any time afterwards, until annuity payments begin, by completing the dollar cost averaging election form and returning it to us. We must receive it in good order at least three business days before the monthly anniversary date of when you wish the transfers to begin.

You may select dollar cost averaging from the Fidelity VIP Money Market Portfolio investment division for periods of 12, 24 or 36 months. Dollar cost averaging from the fixed-rate option may be selected for a period of 36 months. Your total accumulation value at the time must be at least $10,000 for transfers over a 12-month period, and $20,000 for transfers over a 24 to 36 month period. Transfers will be made in the amounts you designate and must be at least $100 per receiving investment option.

Additionally, we offer programs that provide special rates of interest if you elect dollar cost averaging for specific periods for the amount contributed to the fixed-rate option at the time your contract is issued. However, because your balance will be decreasing as money is transferred out of the fixed-rate option, the actual interest rate paid through these programs will be less than the stated rate of interest. The first transfer occurs on the issue date of the contract. The remaining transfers occur on each monthly contract anniversary until the program’s conclusion. The last transfer consists only of the accumulated interest. If you terminate a special interest rate program, the money remaining in the fixed-rate option will revert to earning the standard interest rate.

Portfolio Rebalancing

Over time, you may find that the investment performance of certain Funds results in a shift in your holdings beyond the percentage you originally allocated. If this occurs, you may wish to use our portfolio

32	PROSPECTUS	ACCUMULATION PERIOD

rebalancing program to maintain a desired asset allocation mix. If you choose, we will automatically transfer amounts among your variable investment options to return them to the designated percentages. We will process these transfers quarterly. To participate in this program you must have an accumulation value of at least $10,000.

Automated Alert Program

Our Automated Alert program offers you the ability to request an e-mail from us notifying you that: 1) a selected variable investment option either changes by a specified percentage or reaches a specific dollar amount, or; 2) your contract accumulation value reaches a certain amount or changes by a certain percentage. The Automated Alert is for your information only. No transaction will occur automatically as a result of either requesting an Automated Alert or receiving an e-mail from us informing you that your specified criteria has been met.

When an Automated Alert meets the criteria you specified, we will send you an e-mail notification to the e-mail address(es) that you provided to us at the time you requested the Automated Alert. It is your responsibility to ensure that the e-mail addresses that you provided to us are correct and are able to accept delivery of this e-mail notification. Nevertheless, we cannot guarantee that you will receive your Automated Alert e-mail. In the event you do not receive this e-mail, GIAC will not be responsible for any consequences arising out of any Automated Alert e-mails you do not receive.

GIAC reserves the right to discontinue or restrict the use of Automated Alert privileges at any time, at its discretion. GIAC does not currently charge a fee for the Automated Alert program. However, we reserve the right to limit the frequency of Automated Alerts or to impose a charge for Automated Alerts. Other rights reserved by GIAC with respect to transfers are described in this prospectus, including the right to refuse transfers under certain conditions. See The accumulation period: Transfers.

Payments

For all transactions, we can delay payment if the contract is being contested. We can also delay payment until a premium payment check has cleared the payee’s bank. We may postpone any calculation or payment from the variable investment options if:

•	the New York Stock Exchange is closed for trading or trading has been suspended, or

•	the Securities and Exchange Commission restricts trading or determines that a state of emergency exists which may make payment or transfer impracticable.

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” a contractowner’s account. If these laws apply in a particular situation, we would not be allowed to process any request for a surrender, partial withdrawal, or transfer, or pay death benefits or make annuity payments. If a contract is frozen, the accumulation value would be moved to a special segregated account and held there until we receive instructions from the appropriate federal regulator. These laws may also require us to provide information about you and your contract to government agencies and departments.

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THE ANNUITY PERIOD

WHEN ANNUITY PAYMENTS BEGIN

You choose the annuity commencement date when your contract is converted to a stream of annuity payments. The date you choose can’t be later than the annuitant’s 90th birthday. Please note that this date may be determined by the retirement plan under which your annuity contract was issued. If your Annuity Commencement Date is on the 29th, 30th or 31st of the month, your annuity payments will be processed on the first business day of the following month.

HOW YOUR ANNUITY PAYMENTS ARE CALCULATED

You can choose an annuitization option and select either variable or fixed payments or a combination of variable and fixed payments, if available, under that specific option. We use the following information to determine the annuity purchase rate when applying your accumulation value to an annuity payout option:

•	the table in your contract reflecting the gender and nearest age of the annuitant,

•	the annuity payout option you choose, and

•	if you choose a variable payout option, the assumed investment return you choose, and the investment returns of the variable investment options you choose.

Certain guaranteed annuity purchase rates appear in a table in your contract. Currently, we are using annuity purchase rates that are more favorable to you than those in your contract. We may change these rates from time to time but the rate will never be less favorable to you than those guaranteed in your contract. The appropriate annuity purchase rate is then used to calculate the number of annuity units attributable to your selected investment options. You will be credited with these annuity units based on the amount applied to the payout option (your accumulation value less any applicable annuity taxes) on the processing date for your first annuity payment. The number of annuity units credited to you is fixed for the duration of the annuity period unless you reallocate among the investment options, take a partial withdrawal from Option V-4, F-4 or F-5 or switch from Option V-4 to Option V-1 or Option F-4 to Option F-1. Each of your variable annuity payments is determined by multiplying the number of annuity units for each investment option by the annuity unit value for the appropriate investment option on the payment processing date. Your annuity payment will be the sum of these amounts.

The number and amount of your annuity payments won’t be affected by the longevity of annuitants as a group. Nor will they be affected by an increase in our expenses over the amount we have charged in your contract.

We will make annuity payments once a month, or another periodic schedule acceptable to us, except as follows:

•	Proceeds of less than $2,000 will be paid to you in a single payment and the contract will be cancelled.

34	PROSPECTUS	ANNUITY PERIOD

•	We may change the schedule of payments to avoid payments of less than $20.

If you choose a variable annuity payment, or a combination of variable and fixed payments, you may choose an assumed investment return on the variable annuity payments of 0%, 3 1/2% or 5%, if allowed by applicable law or regulation, before we start making payments to you. (In New York and Florida, a 5% assumed investment return is not allowed.) If no choice is made, an effective annual interest rate of 3 1/2% will be used as the assumed investment return.

The assumed investment return is a critical assumption for calculating variable annuity payments. The greater the assumed investment return selected, the greater your initial annuity payment will be. A higher assumed investment return may result in a smaller potential growth in annuity payments. Conversely, a lower assumed investment return results in a lower initial annuity payment, but future annuity payments have the potential to be greater. The first variable payment will be based on the assumed investment return. Subsequent variable payments will fluctuate based on the performance of the variable investment options you have chosen as compared to the assumed investment return. For each such subsequent variable payment:

•	If the actual net annual return on investment equals the assumed investment return, the amount of your variable annuity payments will not change.

•	If the actual net annual return on investment is greater than the assumed investment return, the amount of your variable annuity payments will increase.

•	If the actual net annual return on investment is less than the assumed investment return, the amount of your variable annuity payments will decrease.

The interest rate used to compute the present value of any remaining unpaid payments will be the assumed investment return.

ANNUITY PAYOUT OPTIONS

The payout options currently offered are discussed below. You can choose to have annuity payments made under any one or a combination of the variable or fixed-rate annuity payout options that are available. You can make your choice at any time before your annuity payments begin. At any time, we may discontinue any of these options or make additional options available.

On the annuity commencement date, you may elect to restrict certain rights any beneficiary may have under the contract in the event that the contract owner and/or annuitant dies while there are guaranteed annuity payments still outstanding. If you choose this election, the beneficiary may not:

•	elect to be paid the present value of any remaining payments in a lump sum;

•	withdraw a portion of the present value of any remaining annuity payments;

Variable annuity

payout options

•	OPTION V-1 Life Annuity without Guaranteed Period

•	OPTION V-2 Life Annuity with Guaranteed Period

•	OPTION V-3 Joint and Survivor Annuity

•	OPTION V-4 Variable Annuity Payments To Age 100

ANNUITY PERIOD	PROSPECTUS	35

•	name or change any contingent or concurrent beneficiaries; or

•	Change the annuity payout option in effect at the time of the death of the contract owner and/or annuitant.

We must receive written notice in good order prior to the annuity commencement date that you elect to apply the above restrictions. Once elected, only the contract owner on record as of the annuity commencement date can revoke this election, and once it is revoked, it cannot be reinstated.

VARIABLE ANNUITY PAYOUT OPTIONS

All variable annuity payout options are designated with the letter “V.” After the first payment, the amount of variable annuity payments will increase or decrease to reflect the value of your variable annuity units. The value of the units will reflect the performance of the variable investment options chosen. This is why the amount of each payment will vary.

There are a variety of payout options for you to choose from that we’ve described below. If you do not make a choice, we will automatically select Option V-2 with a 120-month guarantee period. You may change options if you wish, provided you do so before we begin processing your first annuity payment.

OPTION V-1 – Life Annuity without Guaranteed Period

We make payments during the annuitant’s lifetime, ending with the payment preceding the annuitant’s death. This option allows for the maximum variable payment because there is neither a guaranteed minimum number of payments nor a provision for a death benefit for beneficiaries. It is possible that we may only make one payment under this option, if the annuitant dies before the date of the second payment.

OPTION V-2 – Life Annuity with Guaranteed Period

We make payments during the annuitant’s lifetime, but if the annuitant dies before the end of the guaranteed period selected by you, the remaining payments will be made to the beneficiary. Available guaranteed periods are for 60, 120, 180 or 240 months. Upon the annuitant’s death, the beneficiary can choose to take all or part of the remaining payments in a lump sum at the present value of the current dollar amount of the remaining payments. If the beneficiary dies while receiving the payments, the present value of the remaining number of variable annuity payments will be paid in one lump sum to the beneficiary’s estate.

OPTION V-3 – Joint and Survivor Annuity

We make payments during the joint lifetimes of the annuitant and a designated second person, the joint annuitant. If one dies, payments will continue during the survivor’s lifetime. There are two versions available. One version provides that if both the annuitant and joint annuitant die before the end of a guaranteed period of 60, 120, 180 or 240 months, as

36	PROSPECTUS	ANNUITY PERIOD

selected by you, any remaining payments will be made to the beneficiary. The beneficiary can choose to take all or part of the remaining payments in a lump sum at the present value of the current dollar amount of the remaining payments. If the beneficiary dies while receiving the payments, the balance will be paid in one sum at the present value of the current dollar amount of the remaining payments to the beneficiary’s estate. The second version provides that after the death of the annuitant or joint annuitant, payments will continue during the survivor’s lifetime based on a percentage chosen by you of the amount that would have been payable if both annuitants were living. Under this version, it is possible that only one annuity payment will be made if both the annuitant and joint annuitant die before the date of the second payment.

OPTION V-4 – Variable Annuity Payments to Age 100

We make payments for a whole number of years. The number of years will equal 100 minus the annuitant’s age when annuity payments begin. If the annuitant dies before age 100, we will pay the balance of the payments to the beneficiary for the remainder of that period, unless the beneficiary elects to be paid the present value of the remaining annuity payments in a lump sum. If the beneficiary dies while receiving such payments, we will pay the present value of the remaining payments to the beneficiary’s estate. Under this option, the payee has the right to change to Option V-1, the Life Annuity without Guaranteed Period. (In Oregon, this option is not available during the first four contract years.)

Under Option V-4, the payee has the right to withdraw all or a portion of the present value of the remaining payments. If you request a partial withdrawal, we will liquidate annuity units in the amount necessary to meet the amount of your request. As a result, you will have fewer remaining annuity units which will lower the amount of money you receive in future income payments and the value of your remaining future payments will decrease. The following conditions apply to partial withdrawals.

•	The payee may not withdraw less than $500.

•

One partial withdrawal is permitted each quarter without charge (other than any applicable deferred sales charge) and additional withdrawals are permitted at a charge not to exceed the lesser of $25 or 2% of the amount withdrawn.

•

After giving effect to the withdrawal, the present value of the remaining payments must be at least $2,000, and the remaining monthly payment must be at least $20 (or $60 quarterly, $120 semi-annually, or $240 annually).

If your partial withdrawal request does not meet the third condition, we will promptly attempt to contact you for additional instructions. If we don’t receive revised instructions that comply with the third condition within five business days of the original request, we will pay you the present value of the remaining payments and cancel your contract. This surrender is subject to any applicable contract charges and deferred sales charges, and may have tax consequences.

ANNUITY PERIOD	PROSPECTUS	37

If you make a surrender or partial withdrawal during the annuity period under Option V-4 and if we waived the deferred sales charge when the contract proceeds were applied to the Option V-4, the amount withdrawn will be reduced by a portion of the charge that was waived. The reduction in the amount withdrawn will be the amount obtained by multiplying (a) by the result of (b) divided by (c) multiplied by (d) where:

(a)	is the deferred sales charge that was applicable at the time the contract proceeds were applied to this payout option:

(b)	is the number of whole months of any remaining unpaid payments until the date when the deferred sales charge would have been zero;

(c)	is the number of whole months remaining when the contract proceeds were applied to the payout option until the date when the deferred sales charge would have been zero; and

(d)	is the amount of the present value of payments withdrawn divided by the total present value of the variable payments.

The reduction in the amount withdrawn, as shown by a formula, is as follows:

(a) ×	(	b	)	× (d)
c

The interest rate used to compute the present value of any remaining unpaid payments will be the assumed investment return.

Please note that Option V-4 may have special tax consequences, including the following:

•	Option V-4 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option V-4 will in most circumstances be subject to the 10% penalty tax for distributions made before age 59 1/2.

In a recent ruling, the Internal Revenue Service (IRS) concluded that a partial withdrawal on or after the annuity commencement date is ordinary income subject to tax up to an amount equal to any excess of the cash value (determined without surrender charges) immediately before the withdrawal over the owner’s investment in the contract at the time (i.e., on an income first basis). In prior rulings, the IRS had concluded that the entire amount received as a partial withdrawal on or after the annuity commencement date from a non-qualified contract was to be taxed as ordinary income (i.e., on an all taxable basis). GIAC currently intends to report amounts received as partial withdrawals pursuant to the income first basis as set forth in the IRS’s most recent ruling. Given the uncertainty in this area, you should consult a tax advisor regarding the tax consequences to you of a partial withdrawal under Option V-4. Other rules may apply to partial withdrawals from qualified contracts that elect Option V-4.

Contact your tax advisor for more information.

38	PROSPECTUS	ANNUITY PERIOD

FIXED-RATE ANNUITY PAYOUT OPTIONS

All Fixed Annuity Payout Options are designated by the letter “F.”

OPTION F-1 – Life Annuity without Guaranteed Period

We make fixed payments during the annuitant’s lifetime, ending with the payment preceding the annuitant’s death. This option offers the maximum fixed payment because there is neither a guaranteed minimum number of fixed payments nor a provision for a death benefit for beneficiaries. It is possible we may only make one payment under this option, if the annuitant dies before the date of the second payment.

OPTION F-2 – Life Annuity with Guaranteed Period

We make fixed payments during the annuitant’s lifetime, but if the annuitant dies before the end of the guaranteed period selected by you, the remaining payments will be made to the beneficiary. Available guaranteed periods are for 60, 120, 180 or 240 months. Upon the annuitant’s death, the beneficiary can choose to take all or part of the remaining payments in a lump sum at the present value of the remaining payments. If the beneficiary dies while receiving the payments, the present value of the remaining number of annuity payments will be paid to the beneficiary’s estate.

OPTION F-3 – Joint and Survivor Annuity

We make fixed payments during the joint lifetimes of the annuitant and a designated second person, the joint annuitant. If one dies, payments will continue during the survivor’s lifetime. There are two versions available. One version provides that if both the annuitant and joint annuitant die before the end of a guaranteed period of 60, 120, 180 or 240 months, as selected by you, any remaining payments will be made to the beneficiary. The beneficiary can choose to take all or part of the remaining payments in a lump sum at the present value of the remaining payments. If the beneficiary dies while receiving the payments, the balance will be paid in one sum at the present value of the remaining payments to the beneficiary’s estate. The second version provides that after the death of the annuitant or joint annuitant, payments will continue during the survivor’s lifetime based on a percentage chosen by you of the amount that would have been payable if both annuitants were living. Under this version, it is possible that only one annuity payment will be made if both the annuitant and joint annuitant die before the date of the second payment.

OPTION F-4 – Fixed Annuity Payments to Age 100

We make payments for a whole number of years. The number of years will equal 100 minus the annuitant’s age when annuity payments begin. Payments will never be less than the guaranteed amounts shown in your contract. If you choose this option, it will earn interest at the then current interest rate set by us. We declare a new interest rate for this option on January 1st of each year, which will remain in effect for the whole calendar year. Annuity payment amounts will increase if the rate we credit is greater than the guaranteed interest rate of 3%. (In Oregon, this option is not available during the first four contract years.)

Fixed-rate annuity

payout options

•	OPTION F-1 Life Annuity without Guaranteed Period

•	OPTION F-2 Life Annuity with 10-Year Guaranteed Period

•	OPTION F-3 Joint and Survivor Annuity

•	OPTION F-4 Fixed Annuity Payments To Age 100

•	OPTION F-5 Payments for a Period Certain

•	OPTION F-6 10-Year Guaranteed Period

ANNUITY PERIOD	PROSPECTUS	39

If the annuitant dies before age 100, we will pay the balance of the payments to the beneficiary for the remainder of that period, unless the beneficiary elects to be paid the present value of the remaining annuity payments in a lump sum. If the beneficiary dies while receiving such payments, we will pay the present value of the remaining payments to the beneficiary’s estate. Under this option, the payee has the right to change to Option F-1, the Life Annuity without Guaranteed Period.

Please note that Option F-4 may have special tax consequences, including the following:

•	Option F-4 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option F-4 will in most circumstances be subject to the 10% penalty tax for distributions made before age 59 1/2.

Contact your tax advisor for more information.

OPTION F-5 – Payments for a Period Certain

We make monthly payments for a whole number of years for 15 to 30 years, depending on the whole number of years you select. Payments will never be less than the guaranteed amounts shown in your contract. If you choose this option, it will earn interest at the then current interest rate set by us. We declare a new interest rate for this option on January 1st of each year, which will remain in effect for the whole calendar year. Annuity payment amounts will increase if the rate we credit is greater than the guaranteed interest rate of 3%.

If the annuitant dies during the payment period, we will pay the balance of the payments to the beneficiary for the remainder of that period, unless the beneficiary elects to be paid the present value of the remaining annuity payments in a lump sum. If the beneficiary dies while receiving such payments, we will pay the present value of the remaining payments to the beneficiary’s estate.

Please note that Option F-5 may have special tax consequences, including the following:

•	Option F-5 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option F-5 may not satisfy the periodic payment exception to 10% penalty tax for distributions made before age 59 1/2.

Contact your tax advisor for more information.

Withdrawals under Options F-4 and F-5

Under Option F-4 or F-5, the payee has the right to withdraw all or a portion of the present value of the remaining payments. This will result in a reduction in future payments. The following conditions apply to partial withdrawals.

•	The payee may not withdraw less than $500.

40	PROSPECTUS	ANNUITY PERIOD

•

One partial withdrawal is permitted each quarter without charge (other than any applicable deferred sales charge) and additional withdrawals are permitted at a charge not to exceed the lesser of $25 or 2% of the amount withdrawn.

•

After giving effect to the withdrawal, the present value of the remaining payments must be at least $2,000, and the remaining monthly payment must be at least $20 (or $60 quarterly, $120 semi-annually, or $240 annually).

If your partial withdrawal request does not meet the third condition, we will promptly attempt to contact you for additional instructions. If we don’t receive revised instructions that comply with the third condition within five business days of the original request, we will pay you the present value of the remaining payments and cancel your contract. This surrender is subject to any applicable contract charges and deferred sales charges, and may have tax consequences.

In a recent ruling, the Internal Revenue Service (IRS) concluded that a partial withdrawal on or after the annuity commencement date is ordinary income subject to tax up to an amount equal to any excess of the cash value (determined without surrender charges) immediately before the withdrawal over the owner’s investment in the contract at the time (i.e., on an income first basis). In prior rulings, the IRS had concluded that the entire amount received as a partial withdrawal on or after the annuity commencement date from a non-qualified contract was to be taxed as ordinary income (i.e., on an all taxable basis). GIAC currently intends to report amounts received as partial withdrawals pursuant to the income first basis as set forth in the IRS’s most recent ruling. Given the uncertainty in this area, you should consult a tax advisor regarding the tax consequences to you of a partial withdrawal under Option F-4 or F-5. Other rules may apply to partial withdrawals from qualified contracts that elect Option F-4 or F-5.

If you make a surrender or partial withdrawal during the annuity period under Option F-4 or F-5, and, if we waived the deferred sales charge when the contract proceeds were applied to the Option F-4 or F-5, the amount withdrawn will be reduced by a portion of the charge that was waived. The reduction in the amount withdrawn will be the amount obtained by multiplying (a) by the result of (b) divided by (c) multiplied by (d) where:

a)	is the deferred sales charge that was applicable at the time the contract proceeds were applied to this payout option:

b)	is the number of whole months of any remaining unpaid payments until the date when the deferred sales charge would have been zero;

c)	is the number of whole months remaining when the contract proceeds were applied to the payout option until the date when the deferred sales charge would have been zero; and

d)	is the amount of the present value of payments withdrawn divided by the total present value of the variable payments.

ANNUITY PERIOD	PROSPECTUS	41

The reduction in the amount withdrawn, as shown by a formula, is as follows:

(a) ×	(	b	)	× (d)
c

The interest rate we use to compute the present value of any remaining unpaid payments will be the guaranteed interest rate of 3%.

OPTION F-6 – 10-Year Guaranteed Period

We make fixed monthly payments to you for a period of ten years. If the annuitant dies during the ten year payment period, the remaining payments will be made to the beneficiary or the beneficiary can choose to take the remaining payments in a lump sum at the present value of the remaining payments. If the beneficiary dies while receiving the payments, the balance will be paid in one sum at the present value of the remaining payments to the beneficiary’s estate.

Please note that Option F-6 may have special tax consequences, including the following:

•	Option F-6 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option F-6 will in most circumstances be subject to the 10% penalty tax for distributions made before age 59 1/2.

Contact your tax advisor for more information.

42	PROSPECTUS	ANNUITY PERIOD

OTHER CONTRACT FEATURES

DEATH BENEFITS

If the annuitant you have named dies before the date annuity payments begin, we pay a death benefit. In addition, you have the option of buying an enhanced death benefit rider and/or an earnings benefit rider which may provide higher death benefits upon the death of the annuitant.

If your contract is issued in conjunction with an annuity application postmarked on or before April 23, 2004 and the annuitant was age 79 or younger on the contract’s issue date, the benefit is the greater of:

•	the accumulation value of the contract at the end of the valuation period during which we receive proof of death, minus any annuity taxes; or

•	the total of all premiums paid, minus any partial withdrawals, any deferred sales charges previously paid on any withdrawals and annuity taxes.

If your contract is issued in conjunction with an annuity application postmarked after April 23, 2004 and if the annuitant was age 79 or younger on the contract’s issue date, the benefit is the greater of:

•	the accumulation value of the contract at the end of the valuation period during which we receive proof of death and all required documents in good order, minus any annuity taxes; or

•	the total of all premiums paid, minus an adjusted amount for each partial withdrawal.

The adjusted amount for each partial withdrawal is determined by:

(a)	dividing the amount of each partial withdrawal, including any applicable deferred sales charges and annuity taxes, by the accumulation value of the contract immediately before that withdrawal; and

(b)	multiplying the result of (a) by the death benefit immediately prior to the withdrawal.

This means that the dollar amount of the reduction in the death benefit can be greater than the dollar amount of the withdrawal.

For annuitants aged 80 or older on the contract’s issue date, the death benefit will be the accumulation value at the end of the valuation period during which we receive proof of death, minus any annuity taxes.

If you and the annuitant are not the same person, and you (or any owner) die before the date that annuity payments begin, the death benefit will be the accumulation value at the end of the valuation period during which we receive proof of death, minus any annuity taxes.

If the annuitant is not the contract owner and dies on or before the date that annuity payments begin, we will pay the death benefit to the beneficiary. If the beneficiary has also died, we will pay the benefit to the contingent beneficiary. If no contingent beneficiary has been named, then we will pay the benefit to you, the contract owner. However, if you are no longer living, we will pay the benefit to your estate.

Death benefits

If you or the annuitant you have named dies before the date annuity payments begin, we pay a death benefit. In addition, you have the option of choosing among several enhanced death benefit riders which may provide a higher death benefit upon the death of the annuitant.

OTHER CONTRACT FEATURES	PROSPECTUS	43

Primary annuitant

Please note that the primary annuitant is determined in accordance with Section 72(s) of the Internal Revenue Code, which states that he or she is the person the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the contract.

If you are both the annuitant and the owner of the contract, and you die before the date annuity payments begin, we will pay the death benefit to your beneficiary, as described above. However, we must distribute your interest according to the Special requirements outlined below. In this situation, your beneficiary will become the new owner of the contract.

We will pay the death benefit in a lump sum unless:

•	You have chosen a different annuity payout option for the death benefit. We must receive notification of your choice at least three business days before we pay out the proceeds.

•

You, the contract owner, have not chosen a payout option and the beneficiary has. Again, we must receive the beneficiary’s request at least three business days before we pay out the proceeds, and within a year of the annuitant’s death.

If the death benefit proceeds will not be paid in one lump sum and the death benefit proceeds exceed the accumulation value of the contract as of the end of the valuation period during which we received proof of death in good order, GIAC will credit to the contract an amount equal to the difference between the death benefit proceeds and the accumulation value of the contract. Such amount will be credited to the Fidelity VIP Money Market Portfolio investment option.

If you are a contract owner but not the annuitant, and you die before the date annuity payments begin, then any joint contract owner will become the new owner of the contract. If you haven’t named a joint contract owner, then your beneficiary will become the new owner of the contract. In the event of any contract owner’s death, we must distribute all of the owner’s interest in the contract according to the Special requirements outlined below.

Generally, your beneficiaries will be taxed on the gain in your annuity contract. Consult your tax adviser about the estate tax and income tax consequences of your particular situation.

Special requirements

If a contract owner dies, the following rules apply.

If the beneficiary (or the sole surviving joint contract owner) is not your spouse, and you die before the date annuity payments begin, then we must distribute all of your interest in the contract within five years of your death.

These distribution requirements will be satisfied if any portion of the deceased contract owner’s interest:

•	is payable to, or for the benefit of, any new contract owner, and

•	will be distributed over the new contract owner’s life, or over a period not extending beyond the life expectancy of any new contract owner.

44	PROSPECTUS	OTHER CONTRACT FEATURES

Under the above conditions, distributions must begin within one year of your death.

If the beneficiary (or sole surviving joint contract owner) is your spouse, he or she can continue the contract, assuming the role of contract owner. See Spousal continuation below.

If an owner of the contract is not an individual, then the primary annuitant will be treated as the owner of the contract. In this situation, any change in the annuitant will be treated as the death of the contract owner.

SPOUSAL CONTINUATION

Your contract may be continued under spousal continuation if:

•	you die and your spouse is the only named beneficiary on the date of your death; or

•	your contract has two joint owners; and

–	one but not both joint owners dies before annuity payments begin;
–	the two joint owners were married to each other on the date of the deceased owner’s death; and
–	both joint owners were the only named concurrent beneficiaries on the date of the deceased owner’s death.

If the sole beneficiary is legally recognized as the decedent’s spouse for federal tax purposes, or is the decedent’s partner in a registered domestic partnership, civil union or similar formal relationship under state law, he or she may elect to continue the annuity contract. If the beneficiary elects this option, the beneficiary may become the owner and annuitant of the contract and must designate a new beneficiary. This will give the beneficiary access to all of the rights and privileges of the contract. Prior to selecting this option, the beneficiary may want to review the annuity contract to determine if the option best suits his or her needs.

On June 26, 2013, the U.S. Supreme Court ruled in U.S. v. Windsor that Section 3 of the Federal Defense of Marriage Act is unconstitutional. Now if a couple is married in a jurisdiction that recognizes same-sex marriage, the couple are “spouses” for federal tax purposes and afforded income-deferred options under 72(s) and 401(a)(9). The Department of the Treasury and the Internal Revenue Service have recently determined that for federal tax purposes, same-sex spouses will be determined based on the law of the state in which the marriage was celebrated irrespective of the law of the state in which the surviving spouse resides.

Although partners in a registered domestic partnership, civil union or similar formal relationship under state law that is not denominated as marriage under the laws of that state may continue the contract, such partners will not be considered married for federal tax purposes. Therefore, the favorable tax treatment provided under federal law to surviving spouses will not be available to such partners and spousal continuation in such cases may impact the contract’s qualification as a

OTHER CONTRACT FEATURES	PROSPECTUS	45

tax deferred vehicle. Some uncertainty remains regarding the treatment of same-sex spouses and partners under domestic partnerships and civil unions. Please consult with a tax advisor with questions regarding your tax situation.

We must receive notice of election of spousal continuation by the 90th day after we receive proof in good order of the owner’s death. If the surviving spouse qualifies for spousal continuation and does not elect a method of death benefit payment by such 90th day, spousal continuation will be deemed to have been elected on that day. Spousal continuation will not satisfy minimum required distribution rules for qualified contracts other than IRAs.

Upon spousal continuation, if the death benefit proceeds that would have been paid upon the owner’s death exceed the accumulation value on the date used to calculate the death benefit, then we will credit the Fidelity VIP Money Market Portfolio variable investment option with an amount equal to the difference between the death benefit proceeds and the accumulation value. If applicable, the surviving spouse will replace the deceased owner as annuitant or contingent annuitant. The death benefit payable under the continued contract is the accumulation value at the end of the valuation period during which we receive proof of death of the surviving spouse, minus any annuity taxes.

All premium payments made prior to spousal continuation will not be subject to a deferred sales charge. All provisions of the contract with respect to deferred sales charges will apply to the partial withdrawal or surrender of any premium payments made after spousal continuation.

ENHANCED DEATH BENEFITS

When you buy your contract, you can choose to buy an enhanced death benefit rider. The enhanced death benefit riders are only available if the annuitants are under age 75 on your contract’s issue date. If a death benefit is payable and one of these options is in force, the beneficiary will receive either the death benefit described above or the enhanced death benefit, whichever is greater. You should consult your tax adviser prior to selecting any rider.

Three enhanced death benefit riders are offered:

•

The 7 Year Enhanced Death Benefit Rider provides a death benefit equal to the adjusted accumulation value for the reset date immediately prior to the annuitant’s death. The reset date is every seventh contract anniversary date (e.g., 7th, 14th, 21st, etc.). This enhanced death benefit is available in all states and is the least expensive of the three, with a daily charge based on an annual rate of 0.20% of the net assets of your variable investment options.

•

The Contract Anniversary Enhanced Death Benefit Rider pays a death benefit which equals the highest adjusted accumulation value on any contract anniversary value before the death of the annuitant and before the annuitant’s 85th birthday. This rider is only available in

46	PROSPECTUS	OTHER CONTRACT FEATURES

New York state, with a daily charge based on an annual rate of 0.25% of the net assets of your variable investment options.

•

The Guaranteed Minimum Death Benefit Rider pays a death benefit that is equal to the greater of the 3% simple interest death benefit, as described below, or the contract anniversary death benefit, as described below. This rider has the highest per annum rider fee of the three enhanced death benefits and is available in all states except New York, with a daily charge based on an annual rate of 0.30% of the net assets of your variable investment options.

These riders may not be available in your state or the terms and conditions may vary from state to state. You should contact your registered representative for information about the availability of any of the riders under your contract. If you select the GLWB rider, you cannot select any of these enhanced death benefit riders.

7 Year Enhanced Death Benefit Rider

The enhanced death benefit under this rider is calculated as follows depending on when your contract was issued:

•

If your contract is issued in conjunction with an annuity application postmarked on or before April 23, 2004, the enhanced death benefit is the accumulation value of the contract at the end of the reset date immediately preceding the annuitant’s death:

–	plus any premiums paid after the reset date
–	minus any partial withdrawals after the reset date
–	minus any deferred sales charges applicable to withdrawals after the reset date and annuity taxes.

If your contract is issued in conjunction with an annuity application postmarked after April 23, 2004, the enhanced death benefit under this rider equals the adjusted accumulation value for the reset date immediately preceding the annuitant’s date of death. The adjusted accumulation value is the accumulation value of the basic contract on the applicable reset date:

–	plus any net premiums paid after the reset date
–	minus an adjusted amount for each partial withdrawal made after the reset date.

The adjusted amount for each partial withdrawal is determined by:

(i)	dividing the amount for each partial withdrawal, including any applicable deferred sales charges and any annuity taxes, by the accumulation value immediately prior to that withdrawal; and

(ii)	multiplying the result of (i) by the enhanced death benefit immediately prior to the withdrawal.

This means that the dollar amount of the reduction in the death benefit can be greater than the dollar amount of the withdrawal.

OTHER CONTRACT FEATURES	PROSPECTUS	47

The first reset date is on the seventh contract anniversary date. After this, each reset date will be each seventh contract anniversary date after that (i.e., the 14th, 21st and 28th contract anniversaries, and so on).

Contract Anniversary Enhanced Death Benefit Rider

The enhanced death benefit under this rider is calculated as follows depending on when your contract was issued:

•

If your contract is issued in conjunction with an annuity application postmarked on or before April 23, 2004, the enhanced death benefit is the highest accumulation value of the contract on any contract anniversary before the annuitant’s 85th birthday:

–	plus any premiums paid after that contract anniversary
–	minus any partial withdrawals after that contract anniversary
–	minus any deferred sales charges and annuity taxes applicable to such withdrawals.

If your contract is issued in conjunction with an annuity application postmarked after April 23, 2004, the enhanced death benefit under this rider equals the highest adjusted accumulation value on any contract anniversary before the death of the annuitant and before the annuitant’s 85th birthday and on or after December 26, 2006, this rider will only be available in New York state. The adjusted accumulation value is the accumulation value of the basic contract on any contract anniversary:

–	plus any net premium payments received after that contract anniversary
–	minus an adjusted amount for each partial withdrawal made after that contract anniversary

The adjusted amount for each partial withdrawal is determined by:

(i)	dividing the amount of each partial withdrawal, including any deferred sales charges and annuity taxes, by the accumulation value immediately prior to that withdrawal; and

(ii)	multiplying the result of (i) by the contract anniversary enhanced death benefit immediately prior to the withdrawal.

This means that the dollar amount of the reduction in the death benefit can be greater than the dollar amount of the withdrawal.

Owners who select this rider at the time their contract is issued may be eligible for waivers of deferred sales charges. See Contract costs and expenses: Contingent deferred sales charge.

Guaranteed Minimum Death Benefit Rider

The enhanced death benefit under this rider is the greater of:

•	the 3% simple interest death benefit, as described below; or

•	the contract anniversary death benefit, as described below.

48	PROSPECTUS	OTHER CONTRACT FEATURES

The 3% simple interest death benefit is:

•	the total of all premiums paid less partial withdrawals (as described below)

•	minus any adjustments (as described below)

•	multiplied by 3% simple interest from the date of each of these transactions, up to a maximum of 200% of all premium payments minus any partial withdrawals and adjustments.

A partial withdrawal is the amount of the partial withdrawal, including any applicable deferred sales charges and annuity taxes.

An adjustment is calculated by:

•	subtracting the accumulation value of the contract immediately before a partial withdrawal is taken from the 3% simple interest death benefit immediately before the partial withdrawal is taken

•	multiplying that amount by the partial withdrawal

•	dividing that sum by the accumulation value of the contract immediately before the partial withdrawal is taken.

This means that the dollar amount of the reduction in the death benefit can be greater than the dollar amount of the withdrawal.

If the adjustment, as calculated above, is less than zero, the adjustment will be set to zero.

The 3% simple interest death benefit is reduced for each partial withdrawal by deducting the partial withdrawal amount and any adjustment from the 3% simple interest death benefit amount immediately prior to the withdrawal.

Please note that the accumulation of the 3% simple interest ends on the earlier of the date of the annuitant’s death or the contract anniversary immediately prior to the annuitant’s 80th birthday. For the period from the contract anniversary immediately prior to the annuitant’s 80th birthday until the annuitant’s 85th birthday, the 3% simple interest death benefit is only increased for subsequent premium payments and decreased for partial withdrawals and any adjustments. After the annuitant’s 85th birthday, the 3% simple interest death benefit is zero and the death benefit payable will be the death benefit under the contract.

The contract anniversary death benefit under this rider is:

•	the highest accumulation value on any contract anniversary that is prior to the death of the annuitant and prior to the annuitant’s 80th birthday

•	plus any premiums paid since the date of that contract anniversary

•	minus any partial withdrawals (as described above) since the date of that contract anniversary

•	minus an adjustment (as described below) for each partial withdrawal since the date of that contract anniversary.

An adjustment is calculated by:

•

subtracting the accumulation value of the contract immediately before a partial withdrawal is taken from the contract anniversary death benefit under this rider immediately before the partial withdrawal is taken

•	multiplying that amount by the partial withdrawal

•	dividing that sum by the accumulation value of the contract immediately before a partial withdrawal is taken.

OTHER CONTRACT FEATURES	PROSPECTUS	49

This means that the dollar amount of the death benefit can be greater than the dollar amount of the withdrawal.

If the adjustment, as calculated above, is less than zero, the adjustment will be set to zero.

We will terminate any of the enhanced death benefit riders on the earliest of the following dates:

•	the date the enhanced death benefit is paid out

•	the date the contract terminates

•	the date of the annuitant’s 85th birthday

•	the date annuity payments begin

•	the date we receive a written termination request from you.

Once a death benefit rider is terminated, it cannot be reinstated. The death benefit reverts to the basic death benefit, and no further charges will be deducted for this benefit. Please see Death Benefits.

To help you understand the different features of the three enhanced death benefit riders, please see the chart below:

	Seven Year Enhanced Death Benefit Rider (available in all states)	Contract Anniversary Enhanced Death Benefit Rider (available in New York state only)	Guaranteed Minimum Death Benefit Rider (available in all states except New York)
Issue Age	Annuitant’s age 74 or younger.	Annuitant’s age 74 or younger.	Annuitant’s age 74 or younger.
Termination Age	The date of the annuitant’s 85th birthday.	The date of the annuitant’s 85th birthday.	The date of the annuitant’s 85th birthday.
Death Benefit	Equals the adjusted accumulation value for the seven year contract anniversary immediately preceding the annuitant’s date of death.	Equals the highest adjusted accumulation value on any contract anniversary before the death of the annuitant and before the annuitant’s 85th birthday.

Equals the greater of:

1)  The contract anniversary death benefit, which is:

     The highest accumulation value on any contract anniversary that is prior to the death of the annuitant and prior to the annuitant’s 80th birthday, minus any partial withdrawals and adjustments (as described in this prospectus):

or

2)  The 3% simple interest death benefit, which is:

•  the total of all premiums paid less partial withdrawals

•  minus any adjustments (as described in this prospectus)

•  multiplied by 3% simple interest from the date of each of these transactions, up to a maximum of 200% of all premium payments minus any partial withdrawals and adjustments (as described in this prospectus).

Rider Fee	A daily charge at an annual rate of 0.20% of the net assets of your variable investment options.	A daily charge at an annual rate of 0.25% of the net assets of your variable investment options.	A daily charge at an annual rate of 0.30% of the net assets of your variable investment options.

50	PROSPECTUS	OTHER CONTRACT FEATURES

EARNINGS BENEFIT RIDER

When you buy your contract, you can choose to buy an earnings benefit rider. You will pay a daily charge for this rider based on an annual rate of 0.25% of the net assets of your variable investment options.

The earnings benefit rider may in certain circumstances increase the death benefit payable, based on a percentage of your contract earnings up to a specified maximum limit of your adjusted premium payments. How we determine both earnings and adjusted premiums are described below.

You should evaluate the following when considering this rider:

•

You will only receive the earnings benefit if there is investment growth (or “earnings”) in your contract value at the time of the annuitant’s death; otherwise we will not pay any earnings benefit under the rider.

•

Partial withdrawals may have the effect of reducing or eliminating the earnings benefit payment upon the annuitant’s death, because withdrawals reduce the premium amount used to determine if there is any gain in your contract.

•

If any change is made to the owner or annuitant after the purchase of the contract, we will not pay an earnings benefit, even though the charge for this benefit has been deducted prior to the time the change was made.

•	There are potential tax consequences associated with purchasing the rider. See the discussion of the potential tax consequences of electing this feature under Federal Tax Matters.

•	The charge for this rider will continue to be deducted even during periods when the rider would pay no benefit because there are no earnings.

We are seeking regulatory approval for this feature and will offer it in those jurisdictions where we have received such approval. Terms and conditions may differ between jurisdictions when the feature is approved. The earnings benefit rider is not available to current contract owners.

If the annuitant is 69 or younger when we issue the contract, the earnings benefit will be 40% of earnings at the time of the annuitant’s death (the accumulation value minus the adjusted premiums) with a maximum payment of 40% of adjusted premiums.

If the annuitant is between the age of 70 and 79 when we issue the contract, the earnings benefit will be 25% of earnings upon the annuitant’s death (the accumulation value minus the adjusted premiums), with a maximum payment of 25% of adjusted premiums.

Your spouse may continue a contract with the earnings benefit rider upon your death only if you are the annuitant and sole owner and your spouse is the sole beneficiary when the contract is issued. Any later changes in the annuitant or owner will prevent your spouse from continuing the rider. If your spouse is 80 or older upon your death, your spouse may not continue this rider.

OTHER CONTRACT FEATURES	PROSPECTUS	51

If your spouse elects to continue this rider upon your death, we will credit the contract an amount equal to the amount by which the death benefit then payable under the contract (including the enhanced death benefit, if applicable) plus any earnings benefit payable exceeds the accumulation value of the contract on the date of death. This amount will be credited to the Fidelity VIP Money Market Portfolio variable investment option. Your spouse will be subject to the same fees, charges and expenses that were applicable to you, except that your spouse may not continue any riders (other than the earnings benefit rider) that had been elected for the contract, and charges will not be deducted for other rider benefits after your death.

Upon the death of your surviving spouse before the date annuity payments begin, the earnings benefit proceeds must be distributed to the beneficiaries named by your spouse or allocated to the contract if the beneficiaries continue the contract. However, the beneficiaries may not continue the rider. To determine the amount of any earnings benefit on the date of your spouse’s death, we begin by calculating two different numbers:

•

The first number is the amount of adjusted premiums as of your spouse’s death. This amount is the accumulation value at the time your spouse continued the contract (the sum of the contract death benefit, including any enhanced death benefit plus any earnings benefit), adjusted by:

–	Adding any net premiums contributed to the contract after your death

–	Proportional reductions for partial withdrawals (as explained below) taken from the contract after your death.

•	The second number is the accumulation value as of your spouse’s death minus the first number calculated immediately above.

If your spouse is age 69 or younger upon your death, the beneficiaries will receive 40% of the lesser of these two amounts.

If your spouse is between ages 70 and 79 upon your death, the beneficiaries will receive 25% of the lesser of these two amounts.

In summary, upon your surviving spouse’s death, we calculate whether a second earnings benefit is payable based on a percentage of earnings from the time of your death until your spouse’s death (the second number indicated above). However, such amount payable may not be more than the specified percentage of the adjusted premiums (as explained in the first number indicated above).

As mentioned above, for purposes of calculating the earnings benefit, the amount of the premiums is adjusted for any partial withdrawals and any applicable deferred sales charges and annuity taxes. Each time you make a partial withdrawal, we will reduce the premium amount by an amount calculated as follows: we multiply the premium payment amount (or, if

52	PROSPECTUS	OTHER CONTRACT FEATURES

the amount has been previously adjusted, the adjusted premium payment amount) by:

your partial withdrawal amount (including any deferred sales charges and annuity taxes)
the accumulation value of your contract immediately prior to withdrawal

The result is the new adjusted premium amount.

We will terminate the earnings benefit rider on the earliest of the following dates:

•	the date the contract terminates

•	on the annuitant’s 90th birthday

•	the date annuity payments begin

•	the date we receive a written termination request from you

•	the date of the annuitant’s death unless you are the annuitant and your spouse elects to continue the contract and rider

•	the date of your spouse’s death, if your spouse continued the rider

•	the date the owner, joint owner or annuitant is changed unless the change is the result of a surviving spouse’s decision to continue the contract.

Once the rider is terminated, it cannot be reinstated, and no further charges will be deducted for this benefit. If you select the GLWB rider, you cannot select this rider.

LIVING BENEFIT RIDER (REFERRED TO AS “DECADE”)

When you buy your contract, you can choose to buy a living benefit rider. In order to purchase this rider, the annuitant must be 74 years old or younger at the time we issue your contract. You will pay a daily charge for this rider based on an annual rate of 0.25% of the net assets of your variable investment options.

This rider provides for a living benefit on the tenth contract anniversary if the accumulation value of your contract on that date is less than your initial premium payment, adjusted as described below for any partial withdrawals you’ve made before that date. The living benefit amount you may receive is equal to the amount by which the adjusted initial premium payment exceeds your accumulation value on the tenth contract anniversary.

If you elect the living benefit rider, you will be subject to a number of special rules while the rider is in force:

•

We will not accept any additional premium payments into your contract. However, for contracts issued in connection with premium payments directed to us from other insurance companies, we may consider all such amounts when received as part of the initial premium payment for purposes of this rider.

OTHER CONTRACT FEATURES	PROSPECTUS	53

•	You must allocate your net premiums at the time your contract is issued among the following groupings of allocation options. Each grouping is designated as an Asset Allocation Class.

10% –	Fidelity VIP Money Market Portfolio, RS Low Duration Bond VIP Series or The Fixed-Rate Option.

40% –

RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, Invesco V.I. Government Securities Fund, Fidelity VIP Investment Grade Bond Portfolio, MFS® Total Return Bond Series or The Fixed-Rate Option.

40% –

RS Large Cap Alpha VIP Series, RS S&P 500 Index VIP Series, RS High Yield VIP Series, RS International VIP Series, Value Line Centurion Fund, Value Line Strategic Asset Management Trust, Invesco V.I. American Franchise Fund, Invesco V.I. Core Equity Fund, AB VPS Value Portfolio, AB VPS Real Estate Investment Portfolio, AB VPS Growth & Income Portfolio, Davis Real Estate Portfolio, Davis Value Portfolio, Fidelity VIP Balanced Portfolio, Fidelity VIP Contrafund® Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio, Gabelli Capital Asset Fund, MFS® Strategic Income Series, MFS® Investors Trust Series, MFS® Total Return Series or Invesco V.I. Growth and Income Fund.

10% –

RS Small Cap Growth Equity VIP Series, RS Emerging Markets VIP Series, Invesco V.I. American Franchise Fund, Invesco V.I. Value Opportunities Fund, Invesco V.I. Mid Cap Core Equity Fund, Alger Capital Appreciation Portfolio, AB VPS Large Cap Growth Portfolio, AB VPS Global Thematic Growth Portfolio, Davis Financial Portfolio, Franklin Rising Dividends VIP Fund, Franklin Small Cap Value VIP Fund, Fidelity VIP Mid Cap Portfolio, MFS® Core Equity Portfolio, MFS® Growth Series, MFS® New Discovery Series, or Templeton Growth VIP Fund.

•

On each quarterly anniversary, your accumulation value will be rebalanced to the allocation percentage listed above. If necessary, we will waive the usual fixed-rate option transfer restrictions to perform the rebalancing. Within each Asset Allocation Class, we will make shifts pro rata among the allocation options you have chosen for that class at the time of the rebalancing.

•	You may only make transfers to allocation options within the same Asset Allocation Class.

•	We will deduct any partial withdrawals from all allocation options pro rata. You will not be able to choose the allocation options from which withdrawals are made.

If you are eligible to receive the living benefit at the tenth contract anniversary, the living benefit amount will be credited to the Fidelity VIP Money Market Portfolio variable investment option.

As mentioned above, for the purposes of calculating the living benefit, the amount of the initial premium is adjusted for any partial withdrawals

54	PROSPECTUS	OTHER CONTRACT FEATURES

(including any applicable deferred sales charges) and annuity taxes. Each time you make a partial withdrawal, we will adjust the initial premium payment amount by multiplying the initial premium payment amount (or, if the amount has been previously adjusted, the adjusted initial premium payment amount) by:

your withdrawal amount
the accumulation value of your contract

We will terminate the living benefit rider on the earliest of the following dates:

•	the date we process any transaction requested by you that is inconsistent with the special rules outlined above

•	the date the annuitant dies

•	the tenth contract anniversary

•	the date the contract terminates

•	the date annuity payments begin

•	the date we receive a written termination request from you.

If the contract is jointly owned by you and your spouse, your spouse may continue the contract and the rider after your death, provided the annuitant is still living.

This rider is only available if it is approved in your state. If you select the GLWB rider, you cannot select this rider. Once the rider is terminated, it cannot be reinstated, and no further charges will be deducted for this benefit.

GUARANTEED MINIMUM INCOME BENEFIT (GMIB) RIDER

When you buy your contract, you can choose to buy a GMIB rider. This rider establishes a guaranteed income base that will provide a GMIB regardless of the investment performance of the contract. If you elect to annuitize under this rider, the guaranteed income base will be applied to purchase annuity benefits. In order to purchase this rider, the annuitant and the contingent annuitant must be younger than 75 years old at the time we issue the contract. If you choose this rider, the annuitant may not be changed except as follows. If an annuitant who is not you dies prior to the annuity commencement date, and if a contingent annuitant had been named by you on the date that the contract and this rider were issued, then the contingent annuitant will become the annuitant. The guaranteed income base is not affected and continues to accumulate.

You will pay a rider fee on each rider anniversary and upon the termination of this rider. The rider anniversary is the same month and day as the issue date of this rider in each calendar year after the calendar year that the rider was issued. The rider fee is 0.50% of the guaranteed income base at the time the fee is deducted. We will deduct this fee from

OTHER CONTRACT FEATURES	PROSPECTUS	55

each variable investment option and the fixed-rate option in proportion to the amount of accumulation value in each option. If the date this fee is deducted for termination of this rider is a date other than a rider anniversary, then the fee will be prorated for the portion of the contract year that has passed. This fee will not be deducted after the election date.

The election date is the date that we receive, at our customer service office, all necessary information in good order to enable the GMIB payments to begin. The election date must be within 30 days following the tenth rider anniversary or must be within 30 days following any subsequent rider anniversary. Also, the GMIB must be elected no later than 30 days following the rider anniversary prior to the 85th birthday of the annuitant. If you are age 60 or over at the time you purchase a qualified contract, you may have to take withdrawals before the end of the ten-year waiting period in order to satisfy minimum distribution rules. Withdrawals will reduce the guaranteed income base. Consult a tax advisor before purchasing a GMIB rider under these circumstances.

The GMIB rider will be issued only on the date that the basic contract is issued. The initial premium payment and any subsequent premium payments made in the first contract year cannot exceed $1,000,000 in the aggregate without prior permission from an authorized officer of GIAC. On the issue date, the guaranteed income base is equal to the accumulation value of the contract. Thereafter, on any current date, the guaranteed income base will equal the greater of (1) or (2):

(1)	The accumulation value on the issue date, plus any subsequent net premium payments, minus any subsequent adjusted partial withdrawals, accumulated at the annual effective growth rate of 5% up to the current date, until the earlier of:

(i)	the 85th birthday of the annuitant; or

(ii)	the first date the net premium payments, less any adjusted partial withdrawals, have grown to 2.5 times the cumulative net premium payments received, less adjusted partial withdrawals as a result of being accumulated at an annual effective growth rate of 5%.

(2)	The largest accumulation value, on the issue date or on any rider anniversary prior to the 81st birthday of the annuitant, plus any net premium payments received after this date, with a reduction for any adjusted partial withdrawals taken after this date. If, immediately prior to the withdrawal, the accumulation value is greater than or equal to the guaranteed income base, the reduction will be by the dollar amount of the partial withdrawal and any applicable contingent deferred sales charges and annuity taxes.

On the election date, if the accumulation value is greater than the guaranteed income base, we will increase the guaranteed income base to be equal to the accumulation value as of that date. Please note that the guaranteed income base is not contract accumulation value and cannot be withdrawn in a lump sum.

56	PROSPECTUS	OTHER CONTRACT FEATURES

An adjusted partial withdrawal is calculated for each partial withdrawal, and is equal to (a) divided by (b) multiplied by (c), where:

(a)	is the amount of the partial withdrawal, including any applicable contingent deferred sales charges and annuity taxes;

(b)	is the accumulation value immediately prior to the withdrawal; and

(c)	is the guaranteed income base immediately prior to the withdrawal.

On the election date, you may use the guaranteed income base and the applicable annuity factors specified in the GMIB rider to provide fixed annuity payments from the following annuity payout options:

•	Life Income – An election may be made for a fixed income payout for the life of the annuitant.

•

Life Income with a 10 year Period Certain – An election may be made for a fixed income payout with a 10-year period certain. In the event of the death of the annuitant prior to the end of the period certain, the remaining period certain payments will be continued to the beneficiary. If the life expectancy of the annuitant is less than 10 years according to the life expectancy table specified by the Internal Revenue Service, then the settlement option available will be a Life Annuity with a Period Certain for which the period certain is the life expectancy of the annuitant.

•

Joint and 100% Survivor – An election may be made for a fixed income option if both the annuitant and the joint annuitant are under age 85. Payments will be made as long as either the annuitant or joint annuitant is living.

If you exercise a rider payment option, the payout received will be the greater of:

(i)	the GMIB at the time of election, which is calculated by multiplying each $1,000 of guaranteed income base by the applicable annuity factor specified in the GMIB rider for the rider payment option elected; or

(ii)	the income calculated by multiplying each $1,000 of accumulation value by our current settlement option rates of the basic contract for the applicable corresponding contract annuity payout option, at the time of election.

The guaranteed income base may only be used with the rider payment options and annuity factors specified in the GMIB rider. The guaranteed income base may not be used with the annuity payout options and settlement option rates of the basic contract. Annuity factors translate your guaranteed income base or your accumulation value into an annuity benefit. The annuity factors show the dollar amount of the monthly annuity payment purchased with each $1,000 of the guaranteed income benefit or accumulation value applied. The annuity factors for the GMIB are more conservative than the annuity factors for the basic contract.

OTHER CONTRACT FEATURES	PROSPECTUS	57

The following information will help you decide if the optional GMIB rider or the optional GLWB rider is right for you:

•

The GMIB rider provides for an annuity benefit and the GLWB rider provides for a withdrawal benefit. Once an annuity benefit under GMIB commences, you no longer have the right to withdraw any additional accumulation value, in excess of the annuity payment, from your contract. Once you commence receiving withdrawals under the GLWB rider, you can access any additional accumulation value in your contract, even if this additional withdrawal would exceed the withdrawals allowable under the GLWB rider. Any additional withdrawals, however, would decrease your contract’s accumulation value and the amount available for withdrawal under the GLWB rider.

•

The payments made under the GMIB rider are treated as annuity payments and are taxed accordingly. Generally, the payments made under the GLWB rider are treated as withdrawals (at least until you have fully depleted your contract accumulation value) and are taxed accordingly. Please see the Federal tax matters section of this prospectus for further information and consult your tax advisor for additional details relevant to your tax situation.

•

Annuity payments made under the GMIB are automatic and will be paid for the duration of the annuity you have chosen, regardless of whether you need that payment in a particular year or not. Under the GLWB rider, you can choose not to take a withdrawal in a given year. Doing so may allow your contract’s accumulation value to increase more rapidly in a good market, thus increasing your future withdrawals due to the step-up features of the GLWB rider.

•

The GMIB rider has a ten year waiting period before you can begin receiving annuity payments. The GLWB rider allows you to begin taking withdrawals immediately, but you may not get the full benefit of the rider if you do so.

Because the GMIB is based on conservative actuarial factors, the level of income that it guarantees may be less than the level that would be provided by annuitization of the accumulation value using the annuity factors of the basic contract. We use more conservative annuity factors for the GMIB because the guaranteed income base to which these factors are applied increases automatically at an annual guaranteed growth rate of 5%, regardless of the investment performance of the basic contract.

The rider terminates on the earliest of the following:

•	the date the basic contract terminates; or

•	the date you elect to apply the accumulation value of the contract to annuitize the contract using the annuity payout options in the basic contract; or

•	the 31st day following the date of the annuitant’s 85th birthday; or

•	the date the contingent annuitant becomes the annuitant, if the contingent annuitant is age 85 or older; or

•	the date spousal continuation is elected, if you were the annuitant and you die.

This rider cannot be terminated prior to the earliest of the above dates. Also, this rider may not be available in your state. If you select the GLWB rider, you cannot select this rider.

58	PROSPECTUS	OTHER CONTRACT FEATURES

GUARANTEED LIFETIME WITHDRAWAL BENEFIT (GLWB) RIDER

When you buy your contract, you can choose to buy a GLWB rider, if your initial premium payment is $5,000 or more. You can choose one of the following options of this rider:

Single Options

Guardian Target 300:	Single life with 7% annual minimum guarantee, 10 year 200% cumulative guarantee, 15 year 300% cumulative guarantee and step-ups (not available in New York)
Guardian Target 200:	Single life with 7% annual minimum guarantee, 10 year 200% cumulative guarantee and step-ups (not available in New York)
Guardian Target Future:	Single life with 7% annual minimum guarantee (available only in New York)
Guardian Target Now:	Single life with step-ups only

Spousal Options (Spousal options of this rider are not available in New York)

Guardian Target 300:	Spousal with 7% annual minimum guarantee, 10 year 200% cumulative guarantee, 15 year 300% cumulative guarantee and step-ups
Guardian Target 200:	Spousal with 7% annual minimum guarantee, 10 year 200% cumulative guarantee and step-ups
Guardian Target Now:	Spousal with step-ups only

At the time of issue, the primary covered person (described below) and if applicable, the secondary covered person (described below) both must be younger than 81 years old and both the covered persons must be 45 years old or older. This rider provides a guaranteed withdrawal amount (as described below) regardless of the investment performance of the contract when your investment allocations are made in accordance with specified model allocation requirements, beginning on the date you make your first withdrawal and ending on the earlier to occur of the annuity commencement date or the termination of the rider. This rider is irrevocable and can only be terminated on the earliest of the following:

•	the contract termination date; or

•	the date an annuity payout option under the contract commences; or

•	the date the accumulation value of the contract, the guaranteed withdrawal balance and the guaranteed withdrawal amount, each described below, all equal zero; or

•	any change in the owner or annuitant under the contract without our consent, including but not limited to, adding a joint owner or contingent annuitant; or

OTHER CONTRACT FEATURES	PROSPECTUS	59

Partners in a civil union or spouses in a same sex marriage may not be considered married under federal law and therefore spousal continuation is not available to a surviving civil union partner or a spouse in a same sex marriage. For information regarding federal tax law, please consult your tax advisor.

•	the date we receive proof in good order that the last surviving primary covered person or secondary covered person has died.

It is important to understand several key terms that are fundamental to this rider:

The guaranteed withdrawal balance (GWB) is used for the sole purpose of calculating the guaranteed withdrawal amount. The GWB may not equal the accumulation value in your contract on any given date. The GWB cannot be withdrawn in a lump sum and it can never exceed $5,000,000. The primary covered person is the person whose life, in conjunction with the secondary covered person’s life in the spousal options in certain situations, is used to determine the duration of the guaranteed withdrawal amount payments. The primary covered person must be a natural person and must also be the annuitant. The primary covered person may not be changed after the contract is issued. The secondary covered person is the primary covered person’s legally married spouse or a partner with the primary covered person in a civil union that is legally recognized in the state in which this rider is issued on the contract’s issue date. If the secondary covered person is no longer the primary covered person’s spouse or civil union partner for any reason other than the death of the primary covered person, or if the secondary covered person dies before the primary covered person dies, there will no longer be a secondary covered person under the rider and spousal continuation of this rider and all provisions of the rider related to the secondary covered person will not be applicable. The guaranteed withdrawal amount (GWA) is the amount that is guaranteed to be available for withdrawal each contract year while either the primary covered person is living or the secondary covered person is living after having continued the contract after the primary covered person’s death. The initial GWA is determined on the earlier of the date of the first withdrawal or the date the rider enters the settlement phase. Please note that the lifetime withdrawal percentage (described below) will not change once the initial GWA is determined. The annual minimum guarantee basis is the amount that is multiplied by the 7% annual minimum guarantee percentage as part of the calculation of the annual minimum guarantee. The initial basis is equal to your initial premium payment plus any additional premium payments received during the first ninety days following the issue date of the contract. Thereafter, this basis is increased by the amount of any additional premium payments you make. The basis is also increased to equal the accumulation value of the contract on each step-up date (described below) whenever such accumulation value is greater than the current annual minimum guarantee basis. The basis is decreased by the amount of any withdrawal. However, if a withdrawal exceeds the GWA or causes the total withdrawals in a given contract year to exceed the GWA and the withdrawal is not made as a tax qualified distribution in accordance with the tax qualified distributions section (described below), the basis will be reduced to the lesser of the accumulation value of the contract immediately after the withdrawal or the then current basis reduced by the amount of the withdrawal. A withdrawal is an amount withdrawn from the contract, including any

60	PROSPECTUS	OTHER CONTRACT FEATURES

applicable contingent deferred sales charges and annuity taxes. The settlement phase of this rider will be entered if the accumulation value under the contract reaches zero on a date prior to the determination of the initial GWA and the GWB is greater than zero or if the accumulation value under the contract reaches zero after the determination of the initial GWA and there is a GWA greater than zero. The last annuity commencement date is the last date to annuitize the contract that is permitted under state law. Please see the section below that describes the conditions and requirements that must be met for the covered person(s) to receive an annuity payment at least equal to the GWA.

This rider provides a benefit guaranteeing that on or after the initial withdrawal date, while there is a primary covered person or secondary covered person who is alive and the rider is in effect, you may take withdrawals in each contract year up to an amount equal to the GWA. If the rider enters the settlement phase prior to the annuity commencement date, the GWA payments continue beyond the annuity commencement date for as long as the primary covered person and/or the secondary covered person is alive. Any GWA payments made after the date of death of the last surviving covered person and while this rider is in the settlement phase must be promptly returned to GIAC at its Customer Service Office. However, if the last annuity commencement date permitted by applicable state law is reached while the rider is in effect and the settlement phase has not been reached, the primary covered person and/or the secondary covered person may receive annuity payments at least equal to the GWA, subject to the conditions and requirements described below. If you choose not to withdraw the total GWA available in any contract year, your remaining GWA cannot be carried forward to the next contract year. If you withdraw an amount greater than the GWA after the initial GWA is determined and that withdrawal amount is not a tax qualified distribution as described below, the GWA will be reset, possibly reducing the GWA to zero and eliminating the GWA benefit. Please note that withdrawals in excess of the GWA (that are not tax qualified distributions) will reduce the GWB on a greater than dollar-for-dollar basis, as described below.

On or after the first contract anniversary, we will not accept additional premium payments in a given year, without our prior approval, if the total of all additional premium payments in that contract year exceeds $100,000. We reserve the right to refuse initial or additional premium payments at any time or for any reason.

OTHER CONTRACT FEATURES	PROSPECTUS	61

You will pay an annual fee for this rider on each contract anniversary date prior to the annuity commencement date and at other times described below. The rider fee is deducted pro rata from all investment options and depends on the rider option you choose, as follows:

Single Options

Guardian Target 300	1.20% of the adjusted GWB (not available in New York)
Guardian Target 200	0.95% of the adjusted GWB (not available in New York)
Guardian Target Future	0.75% of the adjusted GWB (available only in New York)
Guardian Target Now	0.65% of the adjusted GWB

Spousal Options (Spousal options of this rider are not available in New York)

Guardian Target 300	1.60% of the adjusted GWB
Guardian Target 200	1.25% of the adjusted GWB
Guardian Target Now	0.85% of the adjusted GWB

The adjusted GWB is the greater of the GWB at the end of the day immediately preceding the day the rider fee is determined plus the result of any applicable annual minimum guarantee or cumulative guarantee on any applicable contract anniversary on which the rider fee is deducted or the total premium payments paid under the contract through the end of the day immediately preceding the day the rider fee is determined.

A rider fee will also be deducted on the date this rider terminates. If that date is a date other than a contract anniversary, then a proportional share of the rider fee will be deducted from the amount otherwise payable. We will also deduct a rider fee prior to the payment of death benefit proceeds and annuitization of the contract. For purposes of determining this rider fee, a total withdrawal of the contract’s accumulation value will be deemed to have been taken on the date the death benefit is determined and on the annuity commencement date. We reserve the right to increase the rider fee percentage to a maximum of 2.50% annually for the single options of Guardian Target 300, Guardian Target 200 and Guardian Target Future and 1.00% annually for the single option of Guardian Target Now on the effective date of each step-up prior to the initial GWA being determined. After the initial GWA is determined, GIAC may increase the rider fee percentage on the effective date of each step-up that also results in an increase of the GWA. We also reserve the right to increase the rider fee percentage to a maximum of 3.50% annually for the spousal options of Guardian Target 300 and Guardian Target 200 and 2.00% annually for the spousal version of Guardian Target Now on the effective date of each step-up prior to the GWA being determined. After the initial GWA is determined, GIAC may increase the rider fee percentage on the effective date of each step-up that results in an increase of the GWA. Please note that this rider fee will

62	PROSPECTUS	OTHER CONTRACT FEATURES

not be reduced after the death of the primary covered person or the secondary covered person or in the event the primary and secondary covered persons are divorced or their civil union is legally dissolved; thus, if death, divorce or legal dissolution occurs during the time this rider is in effect, you would continue to pay the current charge for the spousal options although only one person would receive benefits under this rider.

The following section describes how your GWB is calculated:

The initial GWB will be equal to the initial premium payment. Each time we receive an additional premium payment, the GWB increases by the amount of that additional premium payment; however, the GWB will never exceed $5,000,000.

If a withdrawal is taken on or after the initial withdrawal date, the GWB will be reduced by the amount of the withdrawal. However, if a withdrawal exceeds the GWA or if the withdrawal causes the total withdrawals in a given contract year to exceed the GWA and the withdrawal is not made in accordance with the tax qualified distributions section described below, the GWB will be reduced to the lesser of:

•	the accumulation value of the contract immediately after the withdrawal; or

•	the GWB reduced by the amount of the withdrawal.

The following example illustrates the effects of a withdrawal that is greater than the GWA which is taken after the initial withdrawal date.

Assumptions:

•	The first withdrawal occurred when the younger covered person is age 70.

•	Contract accumulation value immediately prior to the withdrawal in excess of the GWA is $75,000.

•	The GWB immediately prior to the withdrawal is $125,000.

•	The GWA immediately prior to the withdrawal is $6,250.

•	An $8,000 withdrawal is taken. This withdrawal exceeds the GWA.

	Prior to withdrawal that exceeds GWA	Immediately after withdrawal that exceeds the GWA
Contract value	$75,000	$75,000 – $8,000 equals $67,000
GWB	$125,000

The new GWB equals the lesser of the contract value immediately after the withdrawal or the GWB immediately prior to the withdrawal minus the amount of the withdrawal.

Thus, the new GWB equals the lesser of $75,000 – $8,000 ($67,000) or $125,000 – $8,000 ($117,000).

The new GWB equals $67,000.

GWA	$6,250	The new GWA is the GWB immediately after the withdrawal times 5%.* The new GWA is equal to $67,000 x 5% ($3,350). The new GWA equals $3,350.
*	This 5% is the lifetime withdrawal percentage that is used in the calculation of your GWA, based on the age of the younger covered person at the time of the first withdrawal. For more information about how your GWA is calculated, please see page 65 below.

On each annual contract anniversary prior to the older covered person’s 90th birthday, a step-up will occur if the contract accumulation value is greater than the GWB on that date, after giving effect to any increase in the GWB on that date as a result of the application of any applicable annual minimum guarantee or cumulative guarantee (as described below). When the dollar amount of a rider fee increases for any reason, the contractowner will not receive advance notice of this increase in the rider fee due to step-up and does not have the option of declining future step-ups due to an increase in the rider fee. However, if an increase in the rider fee percentage will apply to future step-ups that result in an increase of the GWA, the contractowner will

OTHER CONTRACT FEATURES	PROSPECTUS	63

receive advance written notice of such an increase. Within 30 days of that notice, the contractowner has the right to decline future automatic step-ups by providing proper written notification to GIAC at its Customer Service Office. If the contractowner declines future automatic step-ups, the increase in the rider fee percentage will not apply and the GWB will not automatically step-up on subsequent step-up dates. Once automatic step-ups are discontinued they cannot be reinstated.

On each contract anniversary, the GWB will equal the greater of (i) the GWB at the end of the day immediately preceding that contract anniversary less the amount of any withdrawal taken on that contract anniversary, or (ii) the annual minimum guarantee amount, if:

•	you have chosen the Guardian Target 300 or the Guardian Target 200 options of this rider (either single or spousal);

•	the contract anniversary is from the issue date of the contract up to the tenth contract anniversary;

•	no withdrawals were taken since the prior contract anniversary;

•	you have not taken more than one withdrawal since the issue date of the contract; and

•	the rider has not entered the settlement phase.

The annual minimum guarantee amount on any given contract anniversary is equal to the GWB on the prior contract anniversary plus premiums received after that anniversary and before the current anniversary, plus the result of the following:

–	the annual minimum guarantee basis (as defined above) on the prior contract anniversary, multiplied by
–	7%, which is the annual minimum guarantee percentage.

A cumulative guarantee may apply, if, on a contract anniversary:

•	you have chosen the Guardian Target 300 or the Guardian Target 200 options of this rider (either single or spousal);

•

the contract anniversary is an applicable contract anniversary for the cumulative guarantee (15th contract anniversary for the Guardian Target 300 and 10th contract anniversary for the Guardian Target 200);

•	no withdrawals have been taken during the period from the issue date of the contract to the applicable contract anniversary; and

•	the rider has not entered the settlement phase.

If this guarantee is applicable, the GWB on that contract anniversary will not be less than the sum of:

•	the cumulative guarantee percentage (300% for the Guardian Target 300 and 200% for the Guardian Target 200) multiplied by the premiums received during the first contract year; plus

•	any premium payments received on or after the first contract anniversary.

64	PROSPECTUS	OTHER CONTRACT FEATURES

A withdrawal will reduce the GWB by the amount of the withdrawal. However, if a withdrawal exceeds the GWA or causes the total withdrawals in a given contract year to exceed the GWA and the withdrawal is not made as a tax qualified distribution as described below, the GWB will be reduced to the lesser of:

•	the accumulation value of the contract immediately after the withdrawal; or

•	the GWB reduced by the amount of the withdrawal.

The following example illustrates how the annual minimum guarantee is applied and what the effect of taking a withdrawal is on the annual minimum guarantee, the GWB and the GWA.

Assumptions:

•	$100,000 initial premium payment.

•	The primary covered person is 60 and the secondary covered person is 62.

•	There are no step-ups.

•	A $4,280 withdrawal is taken a few days after the first contract anniversary.

Event	Annual Minimum Guarantee Basis	Annual Minimum Guarantee Amount	GWB	GWA
$100,000 initial premium	$100,000	N/A	The GWB is initially equal to $100,000.	N/A
First contract anniversary	$100,000	The annual minimum guarantee amount is equal to the initial premium plus 7% of the annual minimum guarantee basis. Thus, the annual minimum guarantee amount equals $100,000 + ($100,000 x 7%) or $107,000.	The GWB equals the greatest of $100,000 or $107,000. Thus, the new GWB is $107,000.	N/A
After the $4,280 withdrawal taken a few days after the first contract anniversary	The annual minimum guarantee basis equals $100,000 minus $4,280 or $95,720.	N/A	The GWB is $107,000 minus $4,280 which equals $102,720.	The GWA is equal to the GWB amount ($107,000) times 4% or $4,280.
Second contract anniversary	$95,720	The annual minimum guarantee does not apply since a withdrawal occurred in the previous contract year.	The GWB remains at $102,720 since there is no applicable annual minimum guarantee amount.	The GWA remains $4,280 since there is no applicable annual minimum guarantee amount.
Third contract anniversary	$95,720	The annual minimum guarantee amount is $102,720 + ($95,720 x 7%) or $109,420.40.	The GWB is the greater of $102,720 or $109,420.40. The new GWB is $109,420.40.	The GWA equals the greater of $4,280 or $109,420.40 x 4% ($4,376.82). Thus, the new GWA equals $4,376.82.
*	This 4% is the lifetime withdrawal percentage that is used in the calculation of your GWA, based on the age of the younger covered person at the time of the first withdrawal. For more information about how your GWA is calculated, please see page 65 below.

OTHER CONTRACT FEATURES	PROSPECTUS	65

If you have a qualified contract, you may be required to take minimum required distributions. Please see the discussion of tax qualified distributions below for information on the effect of minimum required distributions on this rider’s benefits. Also, the value of this rider’s benefits to you may be limited if the contract is held in connection with a section 403(b) or other retirement program that does not allow withdrawals from the contract prior to termination of employment or other specified circumstances and the GLWB is purchased at a time when such withdrawals are not allowed. You should consult a tax adviser before purchasing the GLWB rider with a qualified contract.

The following section describes how your GWA is calculated:

Your initial GWA is determined on the earlier of the date of the first withdrawal or the date the rider enters the settlement phase (described below). The initial GWA is equal to the lifetime withdrawal percentage multiplied by the then current GWB. The lifetime withdrawal percentage is determined based on the age of the younger covered person under this rider on the day the initial GWA is determined, as follows:

Age of younger covered person at time of first withdrawal	Applicable lifetime withdrawal percentage
45 – 59	3%
60 – 64	4%
65 – 69	4.5%
70 – 79	5%
80+	6%

After the initial GWA is determined, each time an additional premium payment is received by us, the GWA will equal the greater of:

–	your GWA immediately prior to the payment; or
–	the GWB immediately after the premium payment multiplied by the applicable lifetime withdrawal percentage.

If your GWB is stepped up, the GWA will equal the greater of:

–	your GWA immediately prior to the step-up of the GWB; or
–	your GWB immediately after the step-up of your GWB multiplied by the applicable lifetime withdrawal percentage.

If your GWB is increased under the annual minimum guarantee, your GWA will equal the greater of:

–	your GWA immediately prior to that increase; or
–	your GWB immediately after the increase multiplied by the applicable lifetime withdrawal percentage.

After the initial GWA is determined, the GWA will not be recalculated as the result of a withdrawal, unless that withdrawal exceeds the GWA or causes the total withdrawals in a given contract year to exceed the GWA and the withdrawal is not made as a tax qualified distribution.

66	PROSPECTUS	OTHER CONTRACT FEATURES

In such event, the GWA will be recalculated to equal the applicable lifetime withdrawal percentage multiplied by the GWB immediately after the withdrawal.

The following section describes tax qualified distributions:

Your GWA will not be reset and your GWB will not be reduced in excess of the amount of the withdrawal, if withdrawals in a contract year are made solely to meet “required minimum distribution” requirements for certain qualified contracts pursuant to specified provisions of the Internal Revenue Code. Please see the Statement of Additional Information, where these provisions are specified.

Your right to make withdrawals pursuant to the tax-qualified distribution program described above is subject to the following requirements and limitations:

(a)	GIAC has been authorized to calculate and make monthly distributions of the tax qualified distributions for the calendar year.

(b)	Each tax qualified distribution is in the amount that GIAC calculates, based on information that you provide to GIAC and GIAC’s understanding of the Code. GIAC reserves the right to make changes in its calculations as it determines necessary to comply with the Code and Treasury Regulations cited above as they may be amended from time to time; and

(c)	No withdrawals (other than tax qualified distributions) are made from the contract during the contract year.

Each tax qualified distribution will decrease your GWB by the amount withdrawn immediately following the tax qualified distribution. For purposes of this tax qualified distribution section, references to owner also include the beneficiary, as applicable. Once this rider enters its settlement phase, tax qualified distributions in excess of the GWA are no longer permitted.

The following section will explain the death benefit that may be payable under this rider:

This rider has no death benefit unless you have elected one. If elected, a death benefit is payable under this rider if, on the date receipt of proof of death of the last surviving covered person is received by us in good order: (i) both this rider and the contract are in force, (ii) the rider has not entered the settlement phase, and (iii) the death benefit provided by the rider exceeds the death benefit provided by the contract.

The initial death benefit provided by this rider is equal to the initial premium paid under the contract. Each time an additional premium payment is received by GIAC, the death benefit will increase by the amount of that additional premium payment.

If the accumulation value of the contract on any annual step-up date is greater than the then current death benefit, the death benefit will automatically increase to an amount equal to the accumulation value of the contract on that step-up date.

OTHER CONTRACT FEATURES	PROSPECTUS	67

A withdrawal will reduce the death benefit by the amount of the withdrawal. However, if a withdrawal exceeds the GWA or causes the total withdrawals in a given contract year to exceed the GWA and the withdrawal is not made as a tax qualified distribution, the death benefit will be reduced to the lesser of:

•	the accumulation value of the contract immediately after the withdrawal; or

•	the then current death benefit reduced by the amount of the withdrawal.

If you elect this optional death benefit, your rider fee percentage will increase by 0.50% annually.

The following section will explain the settlement phase of the GLWB rider:

If the accumulation value under the contract reaches zero:

–	on a date prior to the determination of the initial GWA, the rider will enter the settlement phase if there is a GWB greater than zero;
–	on or after the determination of the initial GWA, the rider will enter the settlement phase if there is a GWA greater than zero.

However, the rider will not enter the settlement phase if the cause of the reduction in accumulation value to zero is a result of a withdrawal that:

–	exceeds the GWA or the amount permitted under the tax qualified distributions section, or
–	causes the total withdrawals in a given contract year to exceed the GWA or the amount permitted under the tax qualified distributions section.

In the settlement phase, GIAC will make payments equal to the GWA as determined on the date the rider entered the settlement phase. Payments will begin on the date the rider enters the settlement phase. The amount of that initial payment will be reduced by any withdrawals made during the contract year the rider entered the settlement phase.

The date payments begin is called the settlement anniversary date. Payments will continue on each settlement anniversary date for as long as a primary and/or secondary covered person is living.

Upon entering the settlement phase, the contract and rider will continue, but all other rights and benefits, including death benefits, will terminate and additional premium payments will not be accepted. The annual minimum guarantee, cumulative guarantee, death benefit and step-up provisions under this rider end, the GWB will no longer be calculated and the rider fee will not be deducted during the rider’s settlement phase.

The federal income tax treatment of payments made during the settlement phase has not been addressed by the Internal Revenue Service or the courts. We believe that payments during the settlement phase under non-qualified contracts should be treated as annuity

68	PROSPECTUS	OTHER CONTRACT FEATURES

payments, but it is possible that guidance may subsequently be issued treating them as withdrawals. This is significant for non-qualified contracts because withdrawals are generally taxed less favorably than annuity payments. Similarly for qualified contracts, we will apply the non-annuity rules for determining minimum required distributions, meaning that a percentage of the value of all benefits under the contract will need to be withdrawn each year. The value may have to include the value of enhanced death benefits and other optional contract provisions such as the GLWB rider itself.

The following section explains the conditions and requirements of the rider that must be met for the primary covered person and/or the secondary covered person to receive an annuity payment under the contract at least equal to the GWA:

While the rider is in effect, the annuity commencement date of the contract is a date not later than the last date permitted under applicable state law. If this last annuity commencement date has been reached while the rider is in effect but has not yet entered the settlement phase, and

–	there is a primary covered person but no secondary covered person under the rider on such annuity commencement date, or
–	the primary covered person died while the rider was in effect and there was a secondary covered person at the time of primary covered person’s death who elected to continue the contract after the primary covered person’s death, and the secondary covered person is living on such date, and a fixed life annuity without guaranteed period payout option has been elected, we will make annual payments under the fixed life annuity without guaranteed period payout option of the contract equal to the greater of:

–	the amount calculated as the annual payment under the fixed life annuity without guaranteed period payout option under the contract, or
–	the GWA as of the annuity commencement date.

If the last annuity commencement date permitted under applicable state law has been reached while the rider is in effect but has not yet entered the settlement phase, and there is a primary covered person and a secondary covered person under this rider on such annuity commencement date, and a fixed joint and 100 percent survivor annuity without guaranteed period payout option has been elected, and the primary covered person and the secondary covered person are named the annuitant and the joint annuitant of that annuity, we will make annual payments under the fixed joint and 100 percent survivor annuity without guaranteed period payout option of the contract equal to the greater of:

–	the amount calculated as the annual payment under the fixed joint and 100 percent survivor annuity without guaranteed period payout option under the contract, or
–	the GWA as of the annuity commencement date.

OTHER CONTRACT FEATURES	PROSPECTUS	69

During the entire time this rider is in effect, you must invest all of your premium payments and the contract accumulation value in one of the following three allocation models:

	Aggressive 80/20	Moderate 60/40	Conservative 40/60
RS Large Cap Alpha VIP Series or RS S&P 500 Index VIP Series	15%	10%	9%
Fidelity VIP Contrafund Portfolio	10%	10%	9%
Davis Value Portfolio	10%	7%	5%
Fidelity VIP Equity-Income Portfolio	5%	5%	3%
Fidelity VIP Mid Cap Portfolio	15%	15%	7%
Franklin Small Cap Value VIP Fund	5%	8%	4%
RS Small Cap Growth Equity VIP Series	5%	—	—
RS High Yield VIP Series	3%	5%	10%
RS Investment Quality Bond VIP Series	10%	15%	25%
Fidelity VIP Investment Grade Bond Portfolio	7%	20%	25%
RS International VIP Series	15%	5%	3%

Under all the models, you must select either the RS Large Cap Alpha VIP Series or the RS S&P 500 Index VIP Series. We will not allow partial transfers among investment options or models once a model is selected. However, you may select a new model allocation, subject to any transfer restrictions under the contract, if 100% of the contract accumulation value is moved to a new model. Transfers may only be made once per calendar quarter and must be at least 30 days after any prior transfer. Your contract accumulation value will be rebalanced automatically to the original percentages for the model you selected, on a quarterly basis, on February 1, May 1, August 1 and November 1.

There is no assurance that investing in any allocation model will increase your contract accumulation value or that your investment results will not experience market volatility. The investment performance of your contract will depend on the performance of the investment options that comprise each allocation model. Your investment in each of the investment options will fluctuate and may be worth more or less than your original investment.

We reserve the right to restrict investment options and allocation models at any time. If an investment option or model is restricted, no transfers into the restricted investment options or models will be allowed and no additional premium payments may be allocated to the restricted investment options or models after the date of the restriction. Any amount previously allocated to an investment option or model that is subsequently restricted will be unaffected by the restriction. To the extent that the strategies underlying the restrictions are successful, GIAC will benefit from a reduction of the risk arising from its guarantee obligations under the rider and GIAC will have less risk to hedge under the GLWB rider than would be the case if contract owners did not invest in accordance with the restrictions. The restrictions may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if they are

70	PROSPECTUS	OTHER CONTRACT FEATURES

consistent with your investment objectives. Please see Transfers and Frequent transfers among the variable investment options for more information about transfers under your contract.

We reserve the right to agree or refuse to issue the GLWB rider at our sole discretion. The rider may not be available in your state. The rider is available in your state only if it has been approved by your state insurance department and we have taken steps to offer it in your state. If you select the 7 year Enhanced Death Benefit, the Contract Anniversary Enhanced Death Benefit (CAEDB), the Guaranteed Minimum Death Benefit (GMDB), the Living Benefit (Decade), the Guaranteed Minimum Income Benefit (GMIB), and/or the Earnings Benefit riders, you cannot select the GLWB rider. Currently, neither of the dollar cost averaging programs will be available to you if you select the GLWB rider, although we may offer the dollar cost averaging programs to contractowners who have selected the GLWB rider in the future. The rider shall be construed and administered so as to be in compliance with the Internal Revenue Code and the appropriate regulations, including but not limited to, Internal Revenue Code Sections 72(s) and 401(a)(9), as applicable.

OTHER CONTRACT FEATURES	PROSPECTUS	71

FINANCIAL INFORMATION

The value

of your account

To determine the value of your account, we multiply the number of accumulation units in each option by the current unit value for the option.

HOW WE CALCULATE ACCUMULATION UNIT VALUES

When you choose a variable investment option, you accumulate variable accumulation units. With the fixed-rate option, you accumulate fixed accumulation units. To calculate the number of accumulation units you buy with each payment, we divide the amount you invest in each option by the value of units in the option. We use the unit value next calculated after we have received and accepted your payment. We calculate unit values at the close of business of the New York Stock Exchange, usually at 4:00 p.m. Eastern time, each day the Exchange is open for trading.

To determine the accumulation value of your account, we multiply the number of accumulation units in each option by the current unit value for the option. The current unit value is determined by multiplying the unit value for the applicable variable investment option for the prior valuation period by the net investment factor for the current valuation period.

The net investment factor is a measure of the investment experience of each variable investment option. We determine the net investment factor for a given valuation period as follows:

•	At the end of the valuation period we add together the net asset value of a Fund share and its portion of dividends and distributions made by the Fund during the period.

•	We divide this total by the net asset value of the particular Fund share calculated at the end of the preceding valuation period.

•

Finally we add up the daily charges (mortality and expense risks, administrative expenses, any annuity taxes, the enhanced death benefit, living benefit and/or earnings benefit rider(s) where applicable) and subtract them from the above total.

72	PROSPECTUS	FINANCIAL INFORMATION

CONTRACT COSTS AND EXPENSES

The amount of a charge may not strictly correspond to the costs of providing the services or benefits indicated by the name of the charge or related to a particular contract, and we may profit from charges. For example, the contingent deferred sales charge may not fully cover all of the sales and distribution expenses actually incurred by GIAC, and proceeds from other charges, including the mortality and expense risk charge, may be used in part to cover these expenses.

No sales charges are deducted from your premium payments when you make them. However, the following charges do apply:

Expenses of the Funds

The Funds you choose through your variable investment options have their own management fees, 12b-1 fees, redemption fees and general operating expenses. The deduction of these fees and expenses is reflected in the per-share value of the Funds. They are fully described in the Funds’ prospectuses.

Mortality and expense risk charge

To cover our mortality and expense risks, during the first seven contract years, you will pay a daily charge based on an annual rate of 1.55% of the net assets of your variable investment options. Thereafter, the charge will be based on an annual rate of 1.00%. Mortality risks arise from our promise to pay death benefits and make annuity payments to each annuitant for life. Expense risks arise from the possibility that the amounts we deduct to cover sales and administrative expenses may not be sufficient. We expect a profit from this charge and we can use any such profit for any legitimate corporate purpose, including paying distribution expenses for the contracts.

Administrative expenses

You will also pay a daily charge based on an annual rate of 0.20% of the net assets of your variable investment options for our administrative expenses.

Contract fee

We deduct a yearly fee of $35 on each anniversary date of your contract. To pay this charge, we will cancel the number of accumulation units that is equal in value to the fee. We cancel accumulation units in the same proportion as the percentage of the contract’s accumulation value attributable to each variable investment option and the fixed-rate option. If you surrender your contract before the contract anniversary date, we will still deduct the contract fee for that year. We will waive the contract fee if the accumulation value is $100,000 or more on the anniversary date of your contract.

In addition, the following charges may apply:

Contingent deferred sales charge

If you make a partial withdrawal from your accumulation value or surrender your contract during the first four contract years, you may pay

Costs and

expenses

No sales charges are deducted from your premium payments when you make them. However, the following charges will apply:

•	expenses of the Funds

•	mortality and expense risk charge

•	administrative expense

•	contract fee;

and the following charges may apply:

•	enhanced death benefit expense

•	living benefit expense

•	earnings benefit expense

•	guaranteed minimum income benefit expense

•	guaranteed lifetime withdrawal benefit expense

•	deferred sales charge

•	partial withdrawal charge

•	annuity premium taxes

•	transfer charge

See accompanying text for details.

FINANCIAL INFORMATION	PROSPECTUS	73

Deferred sales

charges

Number of contract years completed	Contingent deferred sales charge (%)
0	4
1	4
2	3
3	2
4+	0

a deferred sales charge on any amount that was paid into your contract during the first three contract years. This charge compensates us for expenses related to the sale of contracts.

For partial withdrawals, you may instruct us to deduct any applicable deferred sales charges from the amount requested. Otherwise, we will deduct the sales charge from the remaining value of your contract. We do not impose a deferred sales charge on the amount deducted from the remaining value.

When we calculate the deferred sales charge, all amounts taken out are deemed to be withdrawn on a last-in, first-out basis. We do this to minimize the amount you owe. Deferred sales charges are listed in the table.

The maximum contingent deferred sales charge that you will pay is equal to 4% of the lesser of: (i) the total of all premium payments made during the first three contract years; or (ii) the amount withdrawn or surrendered. However, during the first four contract years, you may make a partial withdrawal without a deferred sales charge, of an amount equal to the greater of: (i) the excess of the accumulation value on the date of withdrawal over the total of the net premium payments that you have made (and not withdrawn) in the first three contract years; or (ii) 10% of the total premium payments made during the first three contract years minus the total of all the withdrawals you already made during the current contract year.

Also, all premium payments made prior to spousal continuation will not be subject to a deferred sales charge. See Spousal continuation.

We don’t impose deferred sales charges on contracts bought by:

•	Guardian Life, its subsidiaries or any of their separate accounts

•	present or retired directors, officers, employees, general agents, or field representatives of Guardian Life or its subsidiaries

•	present or retired directors or officers of any of the Funds

•	present and retired directors, trustees, officers, partners, registered representatives and employees of broker-dealer firms that have written sales agreements with Park Avenue Securities LLC

•	immediate family members of the individuals named above, based on their status at the time the contract was purchased, limited to their:

–	spouses
–	children and grandchildren
–	parents and grandparents
–	brothers and sisters

•	trustees or custodians of any employee benefit plan, IRA, Keogh plan or trust established for the benefit of persons named in the second and third bullets above

•

clients of broker-dealers, financial institutions and registered investment advisers that have entered into an agreement with GIAC to participate in fee-based wrap accounts or similar programs to purchase contracts

74	PROSPECTUS	FINANCIAL INFORMATION

•

Contract owners who elect the Contract Anniversary Enhanced Death Benefit Option at the time the contract is issued may have surrender charges waived if the contract owner is confined to a long term care facility or hospital for a continuous 90 day period commencing on or after the third contract anniversary or if the contract owner is diagnosed to have a terminal illness at any time while the contract is in force.

Enhanced death benefit expenses

If you choose one of the enhanced death benefit options and it is in effect, you will pay a daily charge based on an annual rate 0.20%, 0.25%, or 0.30% of the net assets of your variable investment options, depending on the option chosen.

Living benefit rider expense

If you choose the living benefit rider and it is in effect, you will pay a daily charge based on an annual rate of 0.25% of the net assets of your variable investment options.

Earnings benefit expense

If you choose the earnings benefit rider and it is in effect, you will pay a daily charge based on an annual rate of 0.25% of the net assets of your variable investment options. This fee is charged even during periods when this rider would not pay any benefits because there are no earnings.

Guaranteed minimum income benefit charge

If you choose the guaranteed minimum income benefit rider and it is in effect, you will pay an annual charge of 0.50% of the guaranteed income base at the time the charge is deducted on each rider anniversary and upon termination of the rider. This charge is deducted from each variable investment option and the fixed-rate option in proportion to the amount of accumulation value in each option. Also, this charge will be deducted even during periods when the rider would provide no benefit on annuitization because the accumulation value is greater than the guaranteed income base.

Guaranteed lifetime withdrawal benefit expense

If you choose this rider and it is in effect, you will pay an annual charge ranging from 0.65% to 2.10%, depending on the option chosen, of the adjusted guaranteed withdrawal balance at the time the charge is deducted on each contract anniversary and prior to payment of any death benefit or the annuitization of the contract. These charges are current charges for this rider, not maximum charges. This charge is deducted from each variable investment option and the fixed-rate option in proportion to the amount of accumulation value in each option.

Partial Withdrawal Charge

During the annuity period, if you make more than one partial withdrawal in a calendar quarter, you will pay an administrative charge equal to the lesser of $25 or 2% of the amount of the partial withdrawal.

FINANCIAL INFORMATION	PROSPECTUS	75

Tax advice

Consult your own tax adviser about your circumstances, any recent tax developments, and the impact of state tax laws.

Deferring tax

When you invest in an annuity contract, you usually don’t pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.

Annuity taxes

Some states and municipalities may charge annuity taxes when premium payments are made or when you begin to receive annuity payments. These taxes currently range from 0.50% up to 3.5% of your premium payments.

In jurisdictions where the annuity tax is incurred when a premium payment is made, we will pay the annuity tax on your behalf and then deduct the same amount from the value of your contract when you surrender it, or on your death, or it is applied under a payout option, whichever is first. We will do this only if permitted by applicable law.

Transfer charge

Currently, we do not charge for transfers. However, we reserve the right to charge up to $25 for each transfer. We will deduct this charge on a proportional basis from the options from which amounts are transferred.

FEDERAL TAX MATTERS

The following summary provides a general description of the Federal income tax considerations associated with the contract. It is not intended to be complete, to cover all tax situations or address state taxation issues. This summary is not intended as tax advice. You should consult a tax adviser for more complete information. This summary is based on our understanding of the present Federal income tax laws. We make no representation as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service (IRS).

We believe that our contracts will qualify as annuity contracts for Federal income tax purposes and the following summary assumes so. Further details are available in the Statement of Additional Information, under the heading Tax Status of the Contracts.

When you invest in an annuity contract, you usually don’t pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.

We believe that if you are a natural person you won’t be taxed on increases in the accumulation value of a contract until a distribution occurs or until annuity payments begin. For these purposes, the agreement to assign or pledge any portion of a contract’s accumulation value and, in the case of a qualified contract (described below), any portion of an interest in the qualified plan generally will be treated as a distribution.

When annuity payments begin, you generally will be taxed only on the investment gains you have earned and not on the payments you made to purchase the contract. Generally, withdrawals from your annuity should only be made once you reach age 59 1/2, die or are disabled; otherwise a

76	PROSPECTUS	FINANCIAL INFORMATION

10% tax penalty may be applied against any amounts included in income. Additional exceptions may apply to distributions from a qualified contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a qualified contract. If your annuity is independent of any formal retirement or pension plan, it is termed a non-qualified contract.

Taxation of non-qualified contracts

Non-natural person – If a non-natural person owns a non-qualified annuity contract, the owner generally must include in income any increase in the excess of the accumulation value over the investment in the contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

This following summary generally applies to contracts owned by natural persons.

Withdrawals before the annuity commencement date – When a withdrawal from a non-qualified contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to any excess of the accumulation value immediately before the distribution that exceeds the owner’s investment in the contract. Generally, the owner’s investment in the contract is the amount equal to the premiums or other consideration paid for the contract, reduced by any amounts previously distributed from the contract that were not subject to tax at that time. In the case of a surrender under a non-qualified contract, the amount received generally will be taxable only to the extent it exceeds the owner’s investment in the contract. If your contract contains a guaranteed minimum withdrawal benefit rider (such as Lifetime AssetAccess, Spousal AssetAccess or Lifetime Focus), the application of certain tax rules, particularly those rules relating to distributions from your contract, are not entirely clear. In view of this uncertainty, you should consult a tax advisor before purchasing a guaranteed minimum withdrawal benefit rider.

It is possible that the IRS may decide to consider the charges you may choose to pay for certain optional benefits offered through the contract (e.g., living benefit rider, earnings benefit rider) to be taxable distributions to you which may also be subject to tax penalties if you are under age 59 1/2. You should consult your tax adviser before selecting any of the optional benefits available under this contract.

Withdrawals after the annuity commencement date – After annuity payments begin, under Options V-4, F-4 and F-5, the payee has the right to withdraw a portion of the present value of the remaining payments. In a recent ruling, the IRS concluded that a partial withdrawal on or after the annuity starting date is ordinary income subject to tax up to an amount

Employer- sponsored or independent?

If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a qualified contract. If your annuity is independent of any formal retirement or pension plan, it is termed a non-qualified contract.

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equal to any excess of the cash value (determined without surrender charges) immediately before the withdrawal over the owner’s investment in the contract at the time (i.e., on an income first basis). In prior rulings, the IRS had concluded that the entire amount received as a partial withdrawal on or after the annuity starting date from a non-qualified contract was to be taxed as ordinary income (i.e., on an all taxable basis). GIAC currently intends to report amounts received as partial withdrawals pursuant to the income first basis set forth in the IRS’s most recent ruling. Given the uncertainty in this area, you should consult a tax adviser regarding the tax consequences to you of a partial withdrawal under Options V-4, F-4 or F-5. Other rules may apply to partial withdrawals from qualified contracts that elect Options V-4, F-4 or F-5.

Penalty tax on certain withdrawals – In the case of a distribution from a non-qualified contract, a federal tax penalty may be imposed equal to 10% of the amount treated as income. However, there is generally no penalty on distributions that are:

•	made on or after the taxpayer reaches age 59 1/2

•	made from an immediate annuity contract

•	made on or after the death of an owner

•	attributable to the taxpayer’s becoming disabled, or

•	made as part of a series of substantially equal periodic payments for the life – or life expectancy – of the taxpayer.

If you receive systematic payments that you intend to qualify for the substantially equal periodic payment exception, changes to your systematic payments before you reach age 59 1/2 or within five years (whichever is later) after beginning your systematic payments will result in the retroactive imposition of the 10% tax penalty with interest. In addition, you should note that distributions made before you reach age 59 1/2 under Option V-4, F-4, F-5 or any other option that provides for a period certain annuity in connection with a deferred annuity contract may fail to satisfy this exception and may be subject to the 10% penalty.

Other exceptions may apply under certain circumstances. Special rules may also apply to the exceptions noted above. You should consult a tax adviser with regard to exceptions from the penalty tax. In particular, you should consult a tax adviser if you wish to take partial withdrawals in addition to the annuity payment made under an election of Option V-4, F-4 or F-5 in connection with an immediate annuity contract.

Annuity payments – Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed, and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined so that you recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments begin. However, once your investment in the contract has been fully recovered, the full amount of each annuity payment is subject to tax as ordinary income.

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Partial Annuitization – Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the contract to a payment option, we will treat those payments as withdrawals for tax purposes.

Taxation of death benefits – Amounts may be distributed from a contract because of your death or the death of the annuitant. Generally, such amounts are included in the income of the recipient as follows:

•	if distributed in a lump sum, they are taxed in the same manner as a surrender of the contract

•	if distributed under a payout option, they are taxed in the same way as annuity payments.

Transfers, assignments and contract exchanges – Transferring or assigning ownership of a contract, designating an annuitant other than the owner, selecting certain maturity dates or exchanging a contract may result in certain tax consequences to you that are not outlined here. For example, such transactions may result in federal gift taxes for you and federal and state income taxes for the new owner, annuitant or payee. If you are considering any such transaction, you should consult a professional tax adviser.

Withholding tax – Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. However, recipients can generally choose not to have tax withheld from distributions.

Separate account charges – It is possible that the IRS may take the position that fees deducted for certain optional benefits are deemed to be taxable distributions to you. In particular, the IRS may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if such withdrawals occur prior to age 59 1/2. Although we do not believe that the fees associated with any optional benefit provided under the contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the contract.

Multiple contracts – All non-qualified deferred annuity contracts issued by GIAC or its affiliates to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount included in the contract owner’s income when a taxable distribution occurs.

Taxation of qualified contracts

Qualified arrangements receive tax-deferred treatment as a formal retirement or pension plan through provisions of the Internal Revenue Code. There is no added tax-deferred benefit of funding such qualified

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arrangements with tax-deferred annuities. While the contract will not provide additional tax benefits, it does provide other features and benefits such as death benefit protection and the possibility for income guaranteed for life.

Your rights under a qualified contract may be subject to the terms of the retirement plan itself, regardless of the terms of the qualified contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the contract comply with the law.

Individual Retirement Accounts (IRAs) – As defined in Sections 219 and 408 of the Internal Revenue Code, individuals are allowed to make annual contributions to an IRA of up to the lesser of the specified annual amount or 100% of the compensation includable in their gross income. All or a portion of these contributions may be deductible, depending on the person’s income.

Distributions from certain retirement plans may be rolled over into an IRA on a tax-deferred basis without regard to these limits. SIMPLE IRAs under Section 408(p) of the Internal Revenue Code and Roth IRAs under Section 408A, may also be used in connection with variable annuity contracts.

SIMPLE IRAs allow employees to defer a percentage of annual compensation up to a specified annual amount to a retirement plan, if the sponsoring employer makes matching or non-elective contributions that meet the requirements of the Internal Revenue Code. The penalty for a premature distribution from a SIMPLE IRA that occurs within the first two years after the employee begins to participate in the plan is 25%, instead of the usual 10%.

Contributions to Roth IRAs are not tax-deductible and contributions must be made in cash or as a rollover or transfer from another Roth IRA or IRA. A rollover or conversion of an IRA to a Roth IRA may be subject to tax. You may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.

Distributions from Roth IRAs are generally not taxed. In addition to the income tax and 10% penalty which generally applies to distributions of earnings made before age 59 1/2, income tax and a 10% penalty will be imposed for any distribution of earnings made from a Roth IRA during the five taxable years starting after you first contribute to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

Corporate pension and profit-sharing plans – Under Section 401(a) of the Internal Revenue Code, corporate employers are allowed to establish various types of retirement plans for employees, and self-employed individuals are allowed to establish qualified plans for themselves and their employees.

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Adverse tax consequences to the retirement plan, the participant or both may result if the contract is transferred to any individual as a means of providing benefit payments, unless the plan complies with all applicable requirements before transferring the contract.

Tax-sheltered annuities – Pursuant to new tax regulations, starting January 1, 2009 the contract is not available for purchase under a 403(b) plan and we do not accept additional premiums or transfers to existing 403(b) contracts. Under Section 403(b) of the Internal Revenue Code, public schools and other eligible employers are allowed to purchase annuity contracts and mutual fund shares through custodial accounts on behalf of employees. Generally, these purchase payments are excluded for tax purposes from employee gross incomes. However, these payments may be subject to FICA (Social Security) taxes.

Distributions of salary reduction contributions and earnings (other than your salary reduction accumulation as of December 31, 1988) are not allowed before age 59 1/2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties. For contracts issued after 2008, amounts attributable to nonelective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan. Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, withdrawals or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender, withdrawal or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Penalty tax on certain withdrawals – Distributions from certain qualified contracts may be subject to ordinary income taxes and a 10% federal tax penalty on the amount treated as income. However, there is generally no penalty on distributions that are:

•	made on or after the taxpayer reaches age 59 1/2

•	made on or after the death of an owner

•	attributable to the taxpayer’s becoming disabled

•	made to pay deductible medical expenses

•	made to pay medical insurance premiums if you are unemployed

•	made to pay for qualified higher education expenses

•	made for a qualified first time home purchase up to $10,000

•	made as a qualified reservist distribution

•	for IRS levies, or

•	made as part of a series of substantially equal periodic payments for the life or life expectancy of the taxpayer.

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If you receive systematic payments that you intend to qualify for the substantially equal periodic payment exception, changes to your systematic payments before you reach age 59 1/2 or within five years (whichever is later) after beginning your systematic payments will result in the retroactive imposition of the 10% tax penalty with interest. In addition, you should note that distributions made before you reach age 59 1/2 under Option V-4, F-4, F-5 or any other option that provides for a period certain annuity may fail to satisfy this exception and may be subject to the 10% tax penalty.

Other exceptions may apply under certain circumstances and certain exemptions may not be applicable to certain types of plans. Special rules may also apply to the exceptions noted above. You should consult a tax adviser with regard to exceptions from the tax penalty. In particular you should consult a tax adviser if you wish to take partial withdrawals in addition to the annuity payments made under an election of Option V-4, F-4 and F-5.

Other tax issues – You should note that the annuity contract includes a death benefit that in some cases may exceed the greater of the purchase payments or the contract value. The death benefit could be viewed as an incidental benefit, the amount of which is limited in any 401(a) or 403(b) plan. Because the death benefit may exceed this limitation, employers using the contract in connection with corporate pension and profit-sharing plans, or tax-sheltered annuities, should consult their tax adviser. The IRS has not reviewed the contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as those available under this contract comport with IRA qualification requirements.

In the case of a withdrawal under a qualified contract; a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the individual’s total account balance or accrued benefit under the retirement plan. The “investment in the contract” generally equals the amount of any non-deductible purchase payments paid by or on behalf of any individual. In many cases, the “investment in the contract” under a qualified contract can be zero. If your contract contains the guaranteed lifetime withdrawal benefit rider, the application of certain tax rules, particularly those rules relating to distributions from your contract, are not entirely clear. In view of this uncertainty, you should consult a tax advisor before purchasing a guaranteed lifetime withdrawal benefit rider.

Qualified contracts other than Roth IRAs have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement or consult a tax adviser for more information about these distribution rules. In any event, you should note that distributions made under Option V-4, F-4 or F-5 may not satisfy these minimum distribution rules. If you are attempting to satisfy these rules through partial withdrawals before the annuity commencement date, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed. Consult a tax adviser.

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Pension and annuity distributions generally are subject to withholding for the recipient’s federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. Recipients generally are provided the opportunity to elect not to have tax withheld from distributions. Taxable “eligible rollover distributions” from section 401(a), 403(a), 403(b) and eligible governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan, except certain distributions such as distributions required by the Internal Revenue Code, hardship distributions or distributions in a specified annuity form. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

Federal estate, gift and generation-skipping transfer taxes

While no attempt is being made to discuss in detail the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Under certain circumstances, the Internal Revenue Code may impose a generation skipping transfer (“GST”) tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contractowner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

For 2015, the federal estate tax, gift tax and GST tax exemptions and maximum rates are $5,340,000 and 40%, respectively.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax

Beginning in 2013, distributions from non-qualified annuity policies will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.

Gender-neutral and gender-distinct tables

As a result of a U.S. Supreme Court ruling, employer-related plans must use rate tables that are gender-neutral to calculate annuity purchase rates. We have revised our tables for employer-related plans and filed them in the states where we do business. We will continue to use our gender-distinct tables in all other contracts, unless it is prohibited by state law. In those cases our gender- neutral tables will be used.

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Annuity purchases by nonresident aliens and foreign corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity contract purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchasers country of citizenship or residence. Certain non-participating and non-compliant foreign entities may be subject to 30% withholding under the Foreign Account Tax Compliance Act (FATCA) unless the contract is considered grandfathered. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state and foreign taxation with respect to an annuity contract purchase.

Our income taxes

At the present time, we make no charge for any federal, state or local taxes – other than the charge for state and local premium taxes that we incur – that may be attributable to the investment divisions of the Separate Account or to the contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine are attributable to the investment divisions of the Separate Account or the contracts.

Under current laws in several states, we may incur state and local taxes in addition to premium taxes. These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

The benefit of any foreign tax credits attributable to taxes paid by certain variable investment options to foreign jurisdictions cannot be passed through to you and thus we may benefit from such credits to the extent permitted under federal tax law.

Possible tax law changes

Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the contract.

We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend this summary as tax advice.

PERFORMANCE RESULTS

From time to time, we may show performance information for the Separate Account’s investment divisions in advertisements, sales

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literature or other materials provided to existing or prospective contract owners. We may also provide an existing or prospective contract owner with reports which use historical performance on a hypothetical basis to demonstrate how the choice of alternate underlying investment options would have impacted the accumulation value, surrender value and death benefit during the accumulation phase and the amounts of annuity payments during the payout phase of the contract. These materials are based upon historical information and are not necessarily representative of future performance. When we show performance, we’ll always include SEC standard performance, which reflects all fees and charges for specified periods. We may also show non-standard performance, for example, without showing the effect of certain charges such as deferred sales charges.

Among the key performance measures we use are total returns and yields.

Total returns include: average annual total return, total return, and change in accumulation unit value – all of which reflect the change in the value of an investment in an investment division of the Separate Account over a specified period, assuming the reinvestment of all income dividends and capital gains distributions.

Yield figures may be quoted for investments in shares of the Fidelity VIP Money Market Portfolio and other investment divisions. Current yield is a measure of the income earned on a hypothetical investment over a specified base period of seven days for the Fidelity VIP Money Market Portfolio investment division, and 30 days (or one month) for other investment divisions. Effective yield is another measure which may be quoted by the Fidelity VIP Money Market Portfolio investment division, which assumes that the net investment income earned during a base period will be earned and reinvested for a year. Yields are expressed as a percentage of the value of an accumulation unit at the beginning of the base period. Yields are annualized, which assumes that an investment division will generate the same level of net investment income over a one-year period. However, yields fluctuate daily.

Advertisements and sales literature for the Separate Account’s investment divisions may compare a Fund’s performance to that of investments offered through the separate accounts of other insurance companies that have similar investment objectives or programs. Promotional material may also compare a Fund’s performance to one or more indices of the types of securities which the Fund buys and sells for its portfolio. Performance comparisons may be illustrated by tables, graphs or charts. Additionally, promotional material may refer to:

•	the types and characteristics of certain securities

•	features of a Fund’s portfolio

•	financial markets

•	historical, current or perceived economic trends, and

•	topics of general investor interest, such as personal financial planning.

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In addition, advertisements and sales literature may refer to or reprint all or portions of articles, reports or independent rankings or ratings which relate specifically to the investment divisions or to other comparable investments. However, such material will not be used to indicate future performance.

Advertisements and sales literature about the variable annuity contract and the Separate Account may also refer to ratings given to GIAC by insurance company rating organizations such as:

•	Moody’s Investors Service, Inc.

•	Standard & Poor’s Ratings Group

•	A.M. Best & Co.

•	Duff & Phelps.

These ratings relate only to GIAC’s ability to meet its obligations under the contract’s fixed-rate option and to pay death benefits and living benefits provided under the contract, not to the performance or safety of the variable investment options.

Further information about the performance of each investment division is contained in their respective annual reports, which may be obtained from PAS free of charge.

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YOUR RIGHTS AND RESPONSIBILITIES

TELEPHONIC AND ELECTRONIC SERVICES

We will process certain transactions by telephone if you have authorized us to do so. We currently take fund transfer requests and changes in future allocations over the phone. If you would like this privilege, please complete an authorization form, or complete the appropriate section of your application. Once we have your authorization on file, you can authorize permitted transactions over the telephone by calling 1-800-221-3253 between 9:00 a.m. and the close of the New York Stock Exchange, generally 4:00 p.m. Eastern time.

In addition to telephone services, we offer you the ability to use your personal computer to receive documents electronically, review your account information and to perform other specified transactions. If you want to participate in any or all of our electronic programs, we ask that you visit our website (www.GuardianLife.com) for information and registration. If you choose to participate in the electronic document delivery program, you will receive financial reports, prospectuses, confirmations and other information via the Internet. You will not receive paper copies. However, you have the right to request paper copies at any time.

Generally, you are automatically eligible to use these services when they are available. You must notify us if you do not want to participate in any or all of these programs. You may reinstate these services at any time. You bear the risk of possible loss if someone gives us unauthorized or fraudulent registration or instructions for your account so long as we believe the registration or instructions to be genuine and we have followed reasonable procedures to confirm that the registration or instructions communicated by telephone or electronically are genuine. If we do not follow reasonable procedures to confirm that the registration or instructions communicated by telephone or electronically are genuine, we may be liable for any losses. Please take precautions to protect yourself from fraud. Keep your account information and PIN number private and immediately review your statements and confirmations. Contact us immediately about any transactions you believe to be unauthorized.

We may change, suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right to refuse any transaction request that we believe would be disruptive to contract administration or is not in the best interests of the contract owners or the Separate Account. Telephone and Internet services may be interrupted or response times slow if we are experiencing physical or technical difficulties, or economic or market emergency conditions. While we are experiencing such difficulties we ask you to send your request by regular or express mail and we will process it using the accumulation unit value first calculated after we receive the request. We will not be responsible or liable for: any inaccuracy, error or delay in or omission of any information you transmit or deliver to us; any loss or damage you may incur because of such inaccuracy, error, delay, omission or non-performance; or any interruption resulting from emergency circumstances.

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Free-look period

During the 10-day period after receiving your contract, the free-look period, you have the right to examine your contract and return it for cancellation if you change your mind about buying it.

VOTING RIGHTS

We own the Fund’s shares, but you may have voting rights in the various Funds. To the extent that we are required by law, we will cast our votes according to the instructions of those contract owners who have an interest in variable investment options investing in Funds holding a shareholder vote, as of the shareholder meeting record date. Those votes for which we receive no instructions will be voted in the same proportion as those we have received instructions for. Because of this proportional voting, a small number of contractowners could control the outcome of the vote. We’ll solicit instructions when the Funds hold shareholder votes. We have the right to restrict contract owner voting instructions if the laws change to allow us to do so.

The owner of the contract has voting rights. Voting rights diminish with the reduction of your contract value. The fixed-rate option has no voting rights.

YOUR RIGHT TO CANCEL THE CONTRACT

During the 10-day period after receiving your contract, the free-look period, you have the right to examine your contract and return it for cancellation if you change your mind about buying it. Longer periods may apply in some states.

In order to cancel your contract, we must receive both the contract and your cancellation notice in good order. You can forward these documents to GIAC’s customer service office or to the registered representative who sold you the contract. If you mail the notice, we consider it received on the postmark date, provided it has been properly addressed and the full postage has been paid.

Upon cancellation, we’ll refund to you:

•

the difference between the gross premiums you paid (including contract fees, annuity taxes and other charges) and the amounts we allocated to the variable investment and fixed-rate options you chose; and

•	the accumulation value of the contract on the date we receive your cancellation.

If state law requires, you will receive the total premium you paid for the contract instead.

INACTIVE CONTRACT

We have the right to cancel the contract and pay you the accumulation value in a lump sum if, prior to the date annuity payments begin, all of the following conditions exist:

•	you have not made any premium payments for two consecutive contract years;

•	the accumulation value at the end of the second contract year is less than $2,000 ($500 in New Jersey), and

•	the total amount of any premium payments made, less any partial withdrawals, is less than $2,000.

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Every state has “escheatment” or unclaimed property laws which generally declare contracts to be abandoned after a period of inactivity of three to five years from the contract’s annuity commencement date or the date the death benefit is due and payable. Such contracts will be surrendered and paid to the abandoned property division or unclaimed property office of the applicable state. States are obligated to pay such assets (without interest) to claimants with proper documentation. You can prevent “escheatment” by keeping your address and the name(s) and address(es) of your designated beneficiary(ies) current.

DISTRIBUTION OF THE CONTRACT

The variable annuity contract is sold by insurance agents who are licensed by GIAC and who are either registered representatives of Park Avenue Securities LLC (PAS) or of broker-dealer firms that have entered into sales agreements with PAS and GIAC. PAS and such other broker-dealers are members of the Financial Industry Regulatory Authority (FINRA).

GIAC will generally pay commissions to these individuals or broker-dealer firms for the sale of contracts. When we compensate a firm, the representative responsible for the sale of the contract will receive a portion of the compensation based on the practice of the firm. Commissions may vary, but will not exceed the limits of applicable laws and regulations. Commissions paid in conjunction with annuity contracts where the application for the contract was received by GIAC between February 19, 2003 and April 30, 2003 will be 4%, 3% and 2% on all premium payments received in the first, second and third contract years, respectively. A commission of 1% per annum of the accumulation value of the contract will be paid quarterly beginning in the second contract year. If the annuitant is age 80 or older on the contract’s issue date, the commissions paid on premium payments made in the first, second and third contract years will be 1.5% and the trail commission will be .60% per annum. Trail commissions of up to .50% per annum will continue to be paid on variable annuity payouts after the annuity commencement date. Trail commissions will not be paid on fixed annuity payouts.

Commissions paid in conjunction with annuity contracts where the application for the contract was received by GIAC prior to February 19, 2003 and after April 30, 2003 will be 4%, 3% and 2% on all premium payments received in the first, second and third contract years, respectively. A commission of 1% per annum of the accumulation value of the contract allocated to the variable investment options will be paid quarterly beginning in the second contract year. A commission of .50% per annum of the accumulation value of the contract allocated to the fixed-rate option will be paid quarterly beginning in the second contract year. If the annuitant is age 81 or over at issue, the commissions paid on premium payments in the first, second and third contract years will be 1.5% and the trail commission will be .60% of the accumulation value of the contract allocated to the variable investment options and .30% for allocations to the fixed-rate option. Trail commissions of up to .50% per annum will continue to be paid on variable annuity payouts after the annuity commencement date. Trail commissions will not be paid on fixed annuity payouts.

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We reserve the right to pay any compensation permissible under applicable state law and regulations, including, for example, additional sales or service compensation while a contract is in force or additional amounts paid in connection with special promotional incentives. In addition, we may compensate certain individuals for the sale of contracts in the form of commission overrides, expense allowances, bonuses, wholesaler fees and training allowances. Individuals may also qualify for non-cash compensation such as expense-paid trips and educational seminars.

In addition to the compensation described above, GIAC may make additional cash payments (sometimes called “revenue sharing”) or make reimbursements to some broker-dealers in recognition of their marketing and distribution, transaction processing, and/or administrative services support. Marketing and distribution support services may include, among other services, placement of GIAC’s products on the broker-dealers’ preferred or recommended list, access to the broker-dealers’ registered representatives for purposes of promoting sales of GIAC’s products, assistance in training and education of GIAC’s agents, and opportunities for GIAC to participate in sales conferences and educational seminars. Payments or reimbursements may be calculated as a percentage of the particular broker-dealer’s actual or expected aggregate sales of all of our variable contracts, or assets held within those contracts (generally not exceeding .20% of sales or .15% of assets held), and/or may be a fixed dollar amount. Additionally, we may increase the sales compensation paid to broker-dealers for a period of time for the sale of a particular product.

These arrangements may not be offered to all firms, and the terms of such arrangements may differ among firms. Firms and/or individual registered representatives within some firms that participate in one of these compensation arrangements might receive greater compensation for selling this contract than for selling a different annuity contract that is not eligible for these compensation arrangements. As a result, these payments may serve as an incentive for broker-dealers to promote the sale of particular products.

You should ask your registered representative for further information about what commissions or other compensation he or she, or the broker-dealer for whom he or she works, may receive in connection with your purchase of a contract.

If you return your contract under the right to cancel provisions, the representative may have to return some or all of any commissions we have paid.

The fees and charges imposed under the contract defray the costs of commissions and other sales expenses. You are not charged directly for commissions or other compensation paid for the sale of the contract, but those expenses are considered in setting the levels of the charges that you do pay.

The principal underwriter of the contract is PAS, located at 7 Hanover Square, New York, New York 10004.

90	PROSPECTUS	YOUR RIGHTS AND RESPONSIBILITIES

SPECIAL TERMS USED IN THIS PROSPECTUS

Accumulation period

The period between the issue date of the contract and the annuity commencement date.

Accumulation unit

A measure used to determine the value of a contract owner’s interest under the contract before annuity payments begin.

Accumulation value

The value of all the accumulation units in the variable investment options and/or the fixed-rate option credited to a contract.

Annuitant

The person on whose life the annuity payments payable under the contract are based.

Annuity commencement date

The date on which annuity payments under the contract begin.

Annuity Payments

Periodic payments, either variable or fixed in nature, made by GIAC to the contract owner at monthly or other periodic intervals after the annuity commencement date.

Annuity unit

A measure used to determine the amount of any variable annuity payment.

Contingent annuitant

A contingent annuitant is the person you name at issue to become the annuitant if the annuitant dies before the annuity commencement date. A contingent annuitant may be named only if the owner and the annuitant are not the same person. Only the owner may change a contingent annuitant.

Contract anniversary date

The annual anniversary measured from the issue date of the contract.

Contract owner

You (or your); the person(s) or entity designated as the owner in the contract.

Funds

The open-end management investment companies, each corresponding to a variable investment option. The Funds are listed on the front cover of this prospectus.

Good order

Notice from any party authorized to initiate a transaction under this contract, received in a format satisfactory to GIAC at its customer service office, that contains all information required by GIAC to process that transaction. In addition, transaction requests must be received on a valuation date no later than the close of the New York Stock Exchange, generally 4:00 p.m. Eastern time, in order to receive that day’s accumulation unit values.

Valuation date

A date on which accumulation unit values are determined. Accumulation unit values are determined on each date on which the New York Stock Exchange or its successor is open for trading. Valuations for any date other than a valuation date will be determined on the next valuation date.

Valuation period

The time period from the determination of one accumulation unit and annuity unit value to the next.

Variable investment options

The Funds underlying the contract are the variable investment options – as distinguished from the fixed-rate option – available for allocations of net premium payments and allocation values.

SPECIAL TERMS USED IN THIS PROSPECTUS	PROSPECTUS	91

OTHER INFORMATION

LEGAL PROCEEDINGS

We, like other insurance companies, are involved in lawsuits and insurance department audits, inquiries, and market conduct examinations. Although the outcome of any of these matters cannot be predicted with certainty, we believe that at the present time there are no pending or threatened actions that are reasonably likely to have a material adverse impact on the Separate Account, on the ability of GIS to perform under its principal underwriting agreement, or on GIAC’s ability to meet its obligations under the contract.

CYBER-SECURITY

Our variable product business is highly dependent upon our computer systems and those of our business partners, so our business is potentially susceptible to risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, operational disruption, and unauthorized release of confidential customer information. A cyber-attack may adversely affect us and your contract value by, for example, interfering with our processing of contract transactions or our ability to calculate unit values, or causing the release and possible destruction of confidential customer or business information. Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. While we will continue to take steps to keep our systems safe, there can be no assurance that we or the underlying funds or our service providers will avoid losses due to cyber-attacks or information security breaches.

WHERE TO GET MORE INFORMATION

Our Statement of Additional Information (SAI) has more details about the contract described in this prospectus. If you would like a free copy, please call us toll-free at 1-800-221-3253, or write to us at the following address:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

Box 26210

Lehigh Valley, Pennsylvania 18002

The SAI contains the following information:

•	Services to the Separate Account

•	Annuity payments

•	Tax status of the contracts

•	Tax qualified distributions under the Guaranteed Lifetime Withdrawal Benefit Rider

•	Calculation of Yield Quotations for the Fidelity VIP Money Market Portfolio Investment Division

•	Valuation of assets of the Separate Account

•	Qualified plan transferability restrictions

•	Experts

•	Financial statements

92	PROSPECTUS	OTHER INFORMATION

APPENDIX A – SUMMARY FINANCIAL INFORMATION

The following two charts containing accumulation unit information for the time periods indicated are derived from the financial statements of Separate Account Q, which were audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, for the year ending December 31, 2014. The data in the charts should be read in conjunction with the financial statements, related notes and other financial information for Separate Account Q, which are included in the Statement of Additional Information.

The Separate Account commenced operations on July 15, 2002. All accumulation unit values when they first became available began at an accumulation unit value of $10.00. If no data appears for a particular unit value or rider, then that funding option or rider was not available at that time or there were no outstanding accumulation units. The accumulation unit value as indicated for the end of one year is also the accumulation unit value at the beginning of the next year.

Number of accumulation units outstanding at the end of the indicated period:

7yrEDB = Seven Year Enhanced Death Benefit	GMDB = Guaranteed Minimum Death Benefit LB = Living Benefit
Pre-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked on or before April 23, 2004)
Post-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked after April 23, 2004)	EB = Earnings Benefit

		Regular Basic		7 Year EDB		7 Year EDB and LB or EB		7 Year EDB, LB and EB	Any 1 of: Pre- CAEDB, LB or EB		Any 2 of: Pre- CAEDB, LB and/or EB or Post-CAEDB		Pre-CAEDB, LB and ED or Post- CAEDB and LB or EB		GMDB		GMDB and LB or EB
INVESTMENT OPTION	YEAR END	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND
RS Large Cap Alpha VIP Series
	2014	1,541,977	884,470	3,387	13,098	149	—	—	6,901	14,499	673	13,088	—	—	19,562	56,957	2,234	1,787
	2013	2,357,723	562,709	3,920	13,712	162	—	—	22,372	9,357	1,408	15,217	—	—	45,694	77,006	2,234	2,596
	2012	3,472,268	133,930	8,747	11,298	189	—	—	29,092	17,197	6,266	17,145	—	—	134,893	12,166	5,484	—
	2011	4,043,425	66,410	15,686	6,099	200	—	—	39,457	17,882	8,446	16,566	—	—	153,689	—	6,107	—
	2010	4,151,362	27,826	24,101	3,722	205	—	—	48,492	16,467	29,185	489	—	—	186,460	—	7,709	—
	2009	4,450,343	7,208	27,879	345	216	—	—	73,516	5,819	36,922	590	—	—	210,807	—	8,796	—
	2008	3,149,235	—	23,614	—	239	—	—	80,983	—	25,237	—	—	—	196,402	—	9,577	—
	2007	1,784,732	—	12,069	—	—	—	—	59,527	—	28,247	—	—	—	187,856	—	6,847	—
	2006	972,460	—	11,535	—	2,239	—	—	61,705	—	23,829	—	421	—	115,412	—	7,319	—
	2005	226,249	—	7,501	—	2,239	—	—	57,279	—	14,930	—	442	—	25,203	—	144	—
RS S&P 500 Index VIP Series
	2014	537,577	672,798	—	13,918	174	—	—	5,535	18,518	—	24,498	—	—	16,871	78,475	—	1,804
	2013	862,387	593,024	—	22,546	189	—	—	21,087	7,006	103	25,124	—	—	75,978	75,736	—	2,761
	2012	1,488,739	238,211	11,714	14,606	221	—	—	25,891	8,687	1,750	25,729	—	—	170,637	8,734	1,208	1,823
	2011	1,879,764	56,351	17,931	7,379	234	—	—	28,343	12,387	28,137	2,163	—	1,659	172,058	—	10,664	—
	2010	2,100,967	44,140	22,231	8,833	239	36,089	—	40,103	8,511	37,053	429	—	1,597	188,578	—	10,878	—
	2009	2,279,195	1,600	33,646	1,056	38,849	—	—	52,575	925	52,462	288	1,743	—	226,956	—	10,247	—
	2008	1,913,480	—	44,243	—	17,836	—	—	63,703	—	56,463	—	1,894	—	226,791	—	9,140	—
	2007	1,515,085	—	40,455	—	13,272	—	—	54,943	—	59,641	—	1,402	—	219,258	—	12,904	—
	2006	1,216,982	—	43,041	—	13,593	—	—	62,731	—	67,378	—	1,467	—	138,533	—	13,880	—
	2005	556,754	—	21,787	—	14,032	—	—	84,583	—	63,283	—	2,572	—	50,685	—	13,409	—
RS High Yield VIP Series
	2014	731,694	77,484	113	1,886	173	—	—	—	5,800	—	8,066	—	—	2,125	3,771	—	—
	2013	766,818	75,728	113	1,887	188	—	—	2,959	7,829	—	8,996	—	—	3,651	4,844	—	—
	2012	812,893	80,309	866	1,624	219	—	—	3,760	10,309	1,237	11,191	—	—	10,430	690	—	—
	2011	877,023	72,904	988	1,525	232	—	—	6,373	11,985	9,058	5,445	—	—	11,469	—	—	—
	2010	1,063,158	39,960	1,656	1,178	238	—	—	16,659	8,504	18,436	887	124	—	11,526	—	—	—
	2009	1,048,584	539	3,353	—	251	—	—	33,055	222	30,458	941	239	—	10,142	—	—	—
	2008	427,041	—	7,196	—	277	—	—	37,117	—	33,418	—	458	—	7,933	—	—	—
	2007	243,496	—	6,501	—	—	—	—	54,139	—	34,468	—	1,562	—	13,145	—	—	—
	2006	248,582	—	6,527	—	—	—	—	65,896	—	34,387	—	1,513	—	10,048	—	—	—
	2005	198,149	—	6,185	—	—	—	—	74,671	—	28,699	—	1,530	—	749	—	—	—

APPENDIX	PROSPECTUS	93

7yrEDB = Seven Year Enhanced Death Benefit	GMDB = Guaranteed Minimum Death Benefit LB = Living Benefit
Pre-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked on or before April 23, 2004)
Post-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked after April 23, 2004)	EB = Earnings Benefit

		Regular Basic		7 Year EDB		7 Year EDB and LB or EB		7 Year EDB, LB and EB	Any 1 of: Pre- CAEDB, LB or EB		Any 2 of: Pre- CAEDB, LB and/or EB or Post-CAEDB		Pre-CAEDB, LB and ED or Post- CAEDB and LB or EB		GMDB		GMDB and LB or EB
INVESTMENT OPTION	YEAR END	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND
RS Low Duration Bond VIP Series
	2014	14,294	173,696	—	10,225	346	—	—	6,670	41,720	—	14,421	—	256	1,182	2,065	—	—
	2013	41,961	154,115	—	10,419	340	161	—	6,132	60,540	—	11,004	—	3,631	5,414	1,218	—	—
	2012	111,230	146,344	63	10,981	311	144	—	8,842	57,454	—	16,903	—	3,294	4,665	1,226	—	—
	2011	127,166	81,560	7,483	3,904	310	135	—	44,228	26,034	5,747	12,405	—	3,140	16,328	—	—	—
	2010	230,604	28,770	7,484	—	454	15,730	—	78,738	2,489	20,632	514	3,295	—	5,921	—	—	—
	2009	238,548	269	6,259	—	16,033	—	—	90,562	—	29,689	—	3,310	—	6,355	—	—	—
	2008	293,194	—	65	—	13,738	—	—	109,396	—	28,292	—	2,995	—	11,127	—	—	—
	2007	191,418	—	66	—	17,807	—	—	170,869	—	39,951	—	3,757	—	3,254	—	—	—
	2006	215,819	—	12,008	—	17,731	—	—	194,328	—	40,401	—	3,846	—	1,996	—	—	—
	2005	195,251	—	12,008	—	18,586	—	—	199,644	—	51,215	—	3,653	—	1,996	—	—	—
RS Small Cap Growth Equity VIP Series
	2014	172,169	66,727	53	9,388	—	—	—	—	10,792	184	6,067	—	—	1,018	9,418	—	—
	2013	199,575	61,688	606	9,692	—	—	—	207	12,570	184	7,029	—	—	5,840	11,849	—	—
	2012	272,412	63,934	1,741	9,695	—	—	—	2,001	13,368	890	7,941	—	—	17,316	1,321	—	—
	2011	328,554	36,774	8,506	3,449	—	—	—	2,887	16,922	5,068	5,243	—	—	29,780	—	—	—
	2010	406,386	16,481	11,901	3,119	—	6,094	—	10,246	14,875	13,081	348	—	—	32,675	—	—	—
	2009	516,932	1,458	15,008	1,344	7,399	—	—	25,435	2,824	24,370	221	—	—	21,542	—	113	—
	2008	320,259	—	15,632	—	8,649	—	—	31,055	—	26,087	—	—	—	20,461	—	113	—
	2007	263,690	—	16,948	—	6,593	—	—	36,147	—	27,711	—	—	—	38,215	—	113	—
	2006	233,681	—	17,411	—	6,465	—	—	41,517	—	26,128	—	—	—	21,103	—	113	—
	2005	203,117	—	15,218	—	6,921	—	—	50,568	—	19,620	—	179	—	6,960	—	113	—
RS International VIP Series
	2014	1,707,182	1,057,533	2,830	10,218	52	—	—	4,644	21,000	567	9,782	—	—	13,572	82,216	—	2,479
	2013	2,198,212	653,156	3,151	10,899	56	—	—	12,629	16,651	1,128	9,679	—	—	48,189	75,570	—	12,720
	2012	2,958,621	183,660	11,317	4,039	65	—	—	15,922	18,148	5,364	8,733	—	—	128,270	10,853	13,490	—
	2011	3,331,526	55,202	13,721	2,287	69	—	—	16,824	22,710	12,129	3,262	—	23	154,680	—	14,059	—
	2010	3,347,064	39,415	13,922	2,578	71	—	—	35,717	10,106	24,294	564	25	—	177,334	—	13,880	—
	2009	3,566,587	1,921	19,049	290	75	—	—	55,264	2,035	43,629	581	25	—	195,616	—	16,025	—
	2008	3,126,359	—	21,824	—	83	—	—	80,506	—	51,174	—	26	—	230,685	—	17,463	—
	2007	1,687,809	—	17,286	—	—	—	—	75,991	—	56,462	—	711	—	214,862	—	18,979	—
	2006	1,202,755	—	20,021	—	—	—	—	76,378	—	54,967	—	407	—	155,572	—	19,655	—
	2005	442,809	—	9,263	—	1,586	—	—	73,931	—	40,106	—	1,239	—	36,158	—	3,843	—
RS Emerging Markets VIP Series
	2014	9,132	71,035	181	2,938	—	—	—	730	14,202	160	4,466	—	—	4,551	17,721	—	—
	2013	32,787	62,582	562	2,966	—	—	—	2,655	13,581	213	4,492	—	—	14,196	20,031	—	7,713
	2012	72,323	45,493	2,133	2,324	—	—	—	3,669	13,845	1,561	3,902	—	—	39,574	1,496	8,066	—
	2011	115,643	32,639	4,313	756	—	—	—	5,233	14,274	5,338	894	—	12	46,636	—	9,259	—
	2010	154,665	15,812	5,415	942	—	—	—	14,741	8,151	7,842	46	13	—	49,258	—	9,266	—
	2009	200,951	785	7,223	—	—	—	—	25,068	61	13,005	79	13	—	56,756	—	9,687	—
	2008	241,961	—	12,452	—	—	—	—	33,059	—	17,134	—	14	—	59,723	—	9,585	—
	2007	273,882	—	12,728	—	—	—	—	34,116	—	19,499	—	365	—	62,484	—	9,777	—
	2006	217,434	—	15,102	—	—	—	—	36,405	—	21,551	—	538	—	51,269	—	10,299	—
	2005	152,208	—	10,684	—	—	—	—	38,329	—	19,321	—	685	—	5,716	—	2,336	—
RS Investment Quality Bond VIP Series
	2014	4,879,889	5,102,091	14,375	48,336	533	—	—	21,671	59,845	561	40,269	—	—	102,167	273,942	3,188	14,427
	2013	8,144,888	3,002,445	33,988	44,794	541	—	—	67,336	26,568	3,841	40,504	—	—	207,403	209,391	9,649	11,411
	2012	9,790,104	641,643	66,098	14,849	487	—	—	74,041	39,921	17,518	29,435	—	154	353,799	31,017	18,651	134
	2011	10,726,465	117,326	73,573	9,235	502	—	—	83,441	49,780	37,091	13,788	—	1,941	423,387	—	21,329	—
	2010	12,348,880	68,920	97,849	6,125	530	—	—	119,593	51,263	57,219	2,241	141	2,009	499,839	—	25,550	—
	2009	12,118,688	1,840	103,714	333	1,046	—	—	177,002	17,151	84,633	522	2,291	—	531,787	—	29,341	—
	2008	8,945,119	—	99,397	—	1,789	—	—	208,653	—	87,937	—	4,064	—	475,802	—	28,011	—
	2007	9,438,521	—	107,268	—	1,440	—	—	276,017	—	123,120	—	5,493	—	628,772	—	44,459	—
	2006	5,390,752	—	80,858	—	1,590	—	—	280,695	—	123,048	—	6,501	—	437,248	—	37,369	—
	2005	1,667,328	—	38,927	—	4,454	—	—	269,892	—	89,199	—	10,397	—	132,385	—	15,146	—

94	PROSPECTUS	APPENDIX

7yrEDB = Seven Year Enhanced Death Benefit	GMDB = Guaranteed Minimum Death Benefit LB = Living Benefit
Pre-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked on or before April 23, 2004)
Post-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked after April 23, 2004)	EB = Earnings Benefit

		Regular Basic		7 Year EDB		7 Year EDB and LB or EB		7 Year EDB, LB and EB	Any 1 of: Pre- CAEDB, LB or EB		Any 2 of: Pre- CAEDB, LB and/or EB or Post-CAEDB		Pre-CAEDB, LB and ED or Post- CAEDB and LB or EB		GMDB		GMDB and LB or EB
INVESTMENT OPTION	YEAR END	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND
RS Money Market VIP Series
	2014	68,246	254,441	—	316	—	—	—	769	23,473	—	11,650	—	—	2,505	109,069	1,426	—
	2013	160,016	211,872	208	6,874	—	—	—	1,060	26,653	—	11,702	—	—	13,808	9,240	1,426	—
	2012	253,512	186,130	16,134	13,172	—	—	—	5,285	44,175	—	14,507	—	115	23,050	3,709	1,223	—
	2011	349,390	150,353	19,549	11,652	—	—	—	3,879	47,640	1,237	8,124	—	1,355	17,239	—	—	—
	2010	612,783	98,309	2,505	6,557	—	5,810	—	18,842	52,228	7,532	3,984	—	1,316	34,580	—	—	—
	2009	925,365	11,919	24,379	53	6,180	—	—	68,507	12,177	22,692	3,069	1,239	—	127,971	—	—	—
	2008	1,262,663	—	24,957	—	5,496	—	1,071	69,751	—	45,207	—	1,873	—	370,516	—	—	—
	2007	812,188	—	10,969	—	6,803	—	1,516	121,724	—	49,558	—	3,916	—	131,801	—	—	—
	2006	625,952	—	9,790	—	6,921	—	1,425	211,107	—	72,268	—	4,551	—	52,738	—	—	—
	2005	744,507	—	10,401	—	6,829	—	1,335	154,709	—	99,323	—	6,590	—	20,430	—	—	—
Gabelli Capital Asset Fund
	2014	8,895	84,569	441	9,190	—	—	—	—	11,958	—	8,027	—	503	587	14,469	—	289
	2013	29,156	81,676	1,461	8,707	—	—	—	329	15,637	—	8,196	—	632	5,059	22,144	—	291
	2012	68,884	68,282	1,611	8,141	—	—	—	642	19,244	777	8,751	—	695	22,310	3,963	352	—
	2011	126,304	45,856	7,793	2,495	—	—	—	2,456	21,001	5,280	5,370	—	702	29,731	—	1,831	—
	2010	205,612	17,275	15,999	443	—	—	—	14,253	12,705	11,346	100	664	68	36,165	—	1,819	—
	2009	262,124	—	18,418	—	—	—	—	31,763	—	18,202	—	1,059	—	42,055	—	2,288	—
	2008	262,883	—	24,280	—	—	—	—	34,771	—	27,661	—	1,928	—	43,642	—	2,120	—
	2007	379,100	—	25,197	—	—	—	—	48,679	—	29,818	—	1,701	—	47,509	—	2,521	—
	2006	332,322	—	24,095	—	—	—	—	45,881	—	35,343	—	1,821	—	42,751	—	3,492	—
	2005	200,838	—	24,210	—	—	—	—	50,503	—	38,498	—	3,494	—	18,766	—	3,760	—
Value Line Centurion Fund
	2014	176	7,418	—	—	—	—	—	799	—	—	—	—	—	—	2,000	—	—
	2013	3,539	5,256	—	—	—	—	—	799	105	—	—	—	—	—	8,826	—	—
	2012	5,621	5,774	—	—	—	—	—	800	119	—	—	—	—	9,233	—	—	—
	2011	11,561	8,451	—	—	—	—	—	801	2,527	116	—	—	—	19,683	—	—	—
	2010	12,586	449	1,236	—	—	—	—	3,038	—	116	—	—	—	7,308	—	—	—
	2009	17,577	—	1,237	—	—	—	—	3,067	—	117	—	—	—	2,923	—	—	—
	2008	25,972	—	1,239	—	—	—	—	5,051	—	118	—	—	—	2,925	—	—	—
	2007	29,295	—	1,240	—	—	—	—	8,738	—	118	—	—	—	3,223	—	—	—
	2006	24,377	—	996	—	—	—	—	10,139	—	134	—	—	—	3,213	—	—	—
	2005	12,313	—	—	—	—	—	—	10,550	—	34	—	—	—	—	—	—	—
Value Line Strategic Asset Management Trust
	2014	8,929	74,725	—	7,831	—	—	—	—	1,241	—	7,876	—	569	106	16,620	—	—
	2013	16,159	78,657	67	7,183	—	—	—	97	3,848	—	13,787	—	1,122	266	22,974	—	—
	2012	36,220	78,443	3,102	2,738	—	—	—	97	8,021	790	14,422	—	1,165	20,383	4,585	—	—
	2011	84,709	50,224	3,460	1,155	—	—	—	738	8,319	5,636	11,247	—	1,197	29,871	—	—	—
	2010	130,919	25,055	5,053	80	—	34,232	—	1,711	7,571	22,491	1,018	1,257	—	26,571	—	—	—
	2009	178,699	234	7,699	—	36,457	—	—	14,454	—	23,486	—	1,647	—	26,849	—	993	—
	2008	223,752	—	8,742	—	16,889	—	—	17,819	—	26,968	—	1,716	—	32,688	—	993	—
	2007	255,747	—	7,597	—	12,786	—	—	29,466	—	27,890	—	1,559	—	40,744	—	993	—
	2006	265,387	—	13,622	—	13,108	—	—	31,568	—	27,824	—	1,555	—	42,372	—	993	—
	2005	221,465	—	10,986	—	13,525	—	—	34,950	—	36,278	—	1,588	—	21,696	—	993	—
Invesco V.I. American Franchise Fund Series II
	2014	42,239	359,059	—	2,478	—	—	—	245	11,919	—	6,482	—	—	1,963	13,154	—	—
	2013	126,432	338,110	—	3,184	—	—	—	11,714	4,228	—	7,037	—	—	10,027	5,992	—	11,615
	2012	482,935	124,656	3,782	83	—	—	—	19,369	5,734	8,030	934	—	—	16,971	1,689	12,372	—
	2011	653,424	23,610	2,962	83	—	—	—	19,569	7,633	9,171	464	—	—	22,213	—	12,355	—
	2010	698,974	16,705	2,935	208	—	—	—	18,722	5,735	10,017	—	—	—	33,851	—	15,916	—
	2009	802,369	—	3,579	—	—	—	—	26,315	81	13,657	—	—	—	52,264	—	16,162	—
	2008	857,257	—	5,279	—	—	—	—	27,967	—	15,111	—	—	—	53,695	—	16,558	—
	2007	619,617	—	4,441	—	—	—	—	26,614	—	12,480	—	1,162	—	44,764	—	15,017	—
	2006	503,557	—	4,394	—	—	—	—	25,552	—	12,100	—	1,620	—	38,750	—	15,093	—
	2005	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

APPENDIX	PROSPECTUS	95

APPENDIX A

7yrEDB = Seven Year Enhanced Death Benefit	GMDB = Guaranteed Minimum Death Benefit LB = Living Benefit
Pre-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked on or before April 23, 2004)
Post-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked after April 23, 2004)	EB = Earnings Benefit

		Regular Basic		7 Year EDB		7 Year EDB and LB or EB		7 Year EDB, LB and EB	Any 1 of: Pre- CAEDB, LB or EB		Any 2 of: Pre- CAEDB, LB and/or EB or Post-CAEDB		Pre-CAEDB, LB and ED or Post- CAEDB and LB or EB		GMDB		GMDB and LB or EB
INVESTMENT OPTION	YEAR END	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND
Invesco V.I. Value Opportunities Fund Series II
	2014	611	39,211	—	1,601	—	—	—	—	2,138	—	673	—	—	—	969	—	—
	2013	7,295	40,618	—	1,602	—	—	—	—	2,242	—	1,172	—	—	3,496	431	—	—
	2012	14,905	46,279	—	1,602	—	—	—	—	2,451	—	1,235	—	—	14,541	432	—	—
	2011	32,420	41,432	—	1,602	—	—	—	—	2,781	40	2,900	—	—	3,947	—	—	—
	2010	76,635	14,667	—	1,603	—	—	—	376	5,274	4,066	—	—	—	4,249	—	—	—
	2009	124,899	1,482	1,674	—	—	—	—	8,624	61	4,129	—	—	—	5,928	—	—	—
	2008	128,355	—	3,466	—	—	—	—	10,008	—	4,242	—	—	—	4,681	—	—	—
	2007	159,215	—	3,548	—	—	—	—	11,263	—	3,753	—	703	—	4,376	—	—	—
	2006	157,790	—	3,540	—	—	—	—	15,801	—	8,579	—	661	—	879	—	—	—
	2005	145,881	—	11,402	—	—	—	—	17,854	—	10,566	—	406	—	782	—	—	—
Invesco V.I. Government Securities Fund Series II
	2014	9,856	132,099	—	6,236	—	—	—	6,173	5,540	—	13,762	—	—	926	3,848	—	—
	2013	36,208	120,976	—	5,961	—	285	—	5,885	11,472	—	13,995	—	1,105	936	4,229	—	—
	2012	64,142	103,421	139	5,894	—	250	—	8,840	29,890	870	13,984	—	976	4,297	1,253	—	—
	2011	124,985	92,800	421	5,640	—	237	—	11,214	38,969	9,386	13,862	—	867	5,758	—	—	—
	2010	98,181	37,065	581	1,113	133	10,571	—	10,521	21,340	18,499	964	795	—	2,133	—	—	—
	2009	151,926	1,341	1,832	—	10,738	—	—	25,903	10,056	26,308	628	1,053	—	12,764	—	—	—
	2008	284,808	—	6,136	—	10,631	—	—	54,209	—	23,235	—	1,607	—	4,810	—	—	—
	2007	133,390	—	7,438	—	12,929	—	—	87,848	—	27,745	—	1,849	—	—	—	—	—
	2006	142,701	—	7,588	—	14,121	—	—	124,399	—	29,088	—	2,485	—	—	—	—	—
	2005	171,528	—	7,591	—	13,732	—	—	145,489	—	22,779	—	2,665	—	—	—	—	—
Invesco V.I. Mid Cap Core Equity Fund Series II
	2014	2,748	26,705	—	1,068	—	—	—	—	22,750	—	215	—	—	1,875	4,234	—	—
	2013	10,297	24,339	—	1,068	—	—	—	24	23,040	—	493	—	—	3,056	3,134	—	—
	2012	19,197	28,012	—	1,069	—	—	—	91	24,513	—	1,063	—	—	4,046	2,123	—	—
	2011	32,601	20,068	—	1,070	—	—	—	3,684	25,422	38	1,106	—	29	6,667	—	—	—
	2010	48,396	11,597	—	1,070	—	—	—	28,324	5,397	1,458	—	145	—	7,644	—	—	—
	2009	90,592	123	1,120	—	—	—	—	35,400	37	2,064	—	250	—	9,212	—	—	—
	2008	115,608	—	1,121	—	—	—	—	39,393	—	2,781	—	451	—	8,783	—	—	—
	2007	102,520	—	1,122	—	—	—	—	44,012	—	4,276	—	494	—	6,642	—	—	—
	2006	102,169	—	1,417	—	—	—	—	42,633	—	5,612	—	724	—	5,496	—	—	—
	2005	89,068	—	1,418	—	—	—	—	45,887	—	4,101	—	2,904	—	1,626	—	—	—
Invesco V.I. Core Equity Fund Series II
	2014	597	5,224	—	—	—	—	—	—	1,514	—	501	—	—	—	662	—	—
	2013	939	5,849	—	—	—	—	—	—	1,562	—	502	—	—	—	665	—	—
	2012	4,769	3,006	—	—	—	—	—	—	3,720	—	502	—	—	657	—	—	—
	2011	7,801	1,226	—	—	—	—	—	—	3,751	530	—	—	—	615	—	—	—
	2010	7,634	513	—	—	—	1,193	—	1,265	2,769	1,296	—	—	—	—	—	—	—
	2009	10,759	2,488	—	—	1,267	—	—	4,148	224	1,380	—	—	—	—	—	—	—
	2008	19,501	—	—	—	1,401	—	—	4,398	—	640	—	—	—	—	—	—	—
	2007	22,536	—	430	—	1,065	—	—	6,523	—	620	—	321	—	—	—	—	—
	2006	30,602	—	430	—	1,081	—	—	8,335	—	621	—	842	—	—	—	—	—
	2005	34,004	—	430	—	1,125	—	—	10,320	—	629	—	880	—	—	—	—	—
Invesco V.I. Growth and Income Fund Series II
	2014	4,890	131,328	—	2,326	—	—	—	—	6,013	—	3,432	—	—	1,692	17,762	—	—
	2013	49,261	133,081	1,007	4,144	—	—	—	144	8,299	—	6,055	—	—	7,627	18,349	—	—
	2012	121,383	132,515	2,874	2,833	—	—	—	923	14,000	1,547	6,516	—	66	24,972	4,199	—	—
	2011	229,039	77,331	4,986	1,033	—	—	—	2,314	17,640	4,078	6,002	—	114	29,523	—	—	—
	2010	279,945	48,682	11,016	1,592	—	—	—	10,108	14,251	10,831	2,581	45	71	36,507	—	—	—
	2009	353,951	1,380	12,945	380	505	—	—	25,392	3,553	16,767	1,878	121	—	39,753	—	—	—
	2008	433,293	—	13,473	—	540	—	—	37,475	—	24,803	—	1,014	—	39,718	—	—	—
	2007	418,946	—	13,426	—	542	—	—	47,726	—	25,580	—	2,040	—	55,476	—	830	—
	2006	362,125	—	19,884	—	546	—	—	60,067	—	34,146	—	2,097	—	45,832	—	837	—
	2005	296,439	—	20,036	—	560	—	—	70,764	—	32,832	—	2,715	—	31,171	—	861	—

96	PROSPECTUS	APPENDIX

7yrEDB = Seven Year Enhanced Death Benefit	GMDB = Guaranteed Minimum Death Benefit LB = Living Benefit
Pre-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked on or before April 23, 2004)
Post-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked after April 23, 2004)	EB = Earnings Benefit

		Regular Basic		7 Year EDB		7 Year EDB and LB or EB		7 Year EDB, LB and EB	Any 1 of: Pre- CAEDB, LB or EB		Any 2 of: Pre- CAEDB, LB and/or EB or Post-CAEDB		Pre-CAEDB, LB and ED or Post- CAEDB and LB or EB		GMDB		GMDB and LB or EB
INVESTMENT OPTION	YEAR END	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND
Alger Capital Appreciation Portfolio Class S
	2014	4,788	32,709	—	300	—	—	—	—	5,919	—	93	—	—	2,501	10,841	—	—
	2013	10,183	34,083	—	648	—	—	—	433	5,603	—	2,133	—	—	7,606	4,096	—	9,459
	2012	30,385	30,120	181	547	—	—	—	433	5,877	—	2,143	—	—	14,993	2,377	9,892	—
	2011	46,522	29,359	237	599	—	—	—	634	6,358	—	2,154	—	—	13,373	—	9,892	—
	2010	74,662	13,566	245	764	—	—	—	955	5,877	2,441	—	—	—	20,990	—	9,892	—
	2009	128,653	15	1,107	108	—	—	—	18,052	551	2,780	—	—	—	14,762	—	9,892	—
	2008	109,442	—	1,573	—	—	—	—	13,492	—	2,797	—	—	—	11,805	—	9,892	—
	2007	126,145	—	2,504	—	—	—	—	18,937	—	6,560	—	—	—	8,848	—	10,347	—
	2006	70,868	—	2,564	—	—	—	—	19,367	—	6,176	—	—	—	3,787	—	10,348	—
	2005	69,324	—	2,537	—	—	—	—	19,854	—	4,313	—	—	—	—	—	—	—
AllianceBernstein VPS Growth & Income Portfolio Class B
	2014	5,012	61,548	—	725	—	—	—	—	9,887	—	2,062	—	—	100	39	—	5,399
	2013	14,562	59,407	350	406	—	—	—	—	10,769	—	7,491	—	—	100	7,530	5,675	—
	2012	19,036	27,629	350	454	—	—	—	20	21,180	—	8,014	—	63	8,026	—	5,675	—
	2011	33,990	22,025	351	466	—	—	—	397	26,896	2,680	6,036	—	70	186	—	5,675	—
	2010	45,735	8,099	582	293	—	—	—	5,588	29,290	9,966	648	—	69	188	—	5,675	—
	2009	63,922	—	1,038	100	—	—	—	35,292	6,712	16,545	304	73	—	1,700	—	6,118	—
	2008	89,155	—	4,552	—	—	—	—	55,192	—	17,314	—	938	—	659	—	6,119	—
	2007	130,756	—	4,676	—	16	—	—	64,139	—	17,670	—	1,037	—	873	—	6,119	—
	2006	135,132	—	4,370	—	159	—	—	81,138	—	18,235	—	1,684	—	529	—	444	—
	2005	114,664	—	4,418	—	282	—	—	94,650	—	19,173	—	1,759	—	—	—	444	—
AllianceBernstein VPS Large Cap Growth Portfolio Class B
	2014	3,594	15,834	—	2	—	—	—	—	1,481	—	4,973	—	—	—	3,505	—	—
	2013	1,590	15,693	—	2	—	—	—	121	1,395	—	5,349	—	—	3,473	409	—	—
	2012	11,066	13,916	—	2	—	—	—	122	2,157	—	6,822	—	—	3,691	204	—	—
	2011	15,632	10,176	—	2	—	—	—	572	3,299	3,678	3,769	—	—	4,345	—	—	—
	2010	29,306	2,230	—	2	—	—	—	2,424	3,899	7,809	150	—	—	4,498	—	—	—
	2009	44,963	—	1,274	—	—	—	—	5,777	2,901	7,868	156	—	—	7,227	—	—	—
	2008	47,666	—	3,317	—	—	—	—	11,352	—	8,713	—	—	—	4,553	—	—	—
	2007	54,094	—	3,417	—	—	—	—	12,334	—	8,561	—	162	—	4,941	—	—	—
	2006	61,640	—	3,606	—	—	—	—	24,115	—	9,812	—	436	—	930	—	—	—
	2005	101,210	—	3,992	—	—	—	—	29,033	—	15,884	—	425	—	370	—	—	—
AllianceBernstein VPS Global Thematic Growth Portfolio Class B
	2014	7,280	10,840	—	331	—	—	—	26	1,353	—	58	—	—	450	—	—	—
	2013	5,136	9,978	—	331	—	—	—	26	1,383	—	58	—	—	758	—	—	—
	2012	9,169	6,806	31	332	—	—	—	26	2,176	—	58	—	—	721	—	—	—
	2011	18,057	6,213	31	333	—	—	—	26	2,860	—	247	—	—	1,409	—	—	—
	2010	23,966	5,358	191	441	—	—	—	26	3,023	209	170	—	—	8,558	—	—	—
	2009	36,287	1,138	1,464	—	—	—	—	2,002	1,397	1,953	177	—	—	3,195	—	—	—
	2008	38,031	—	1,474	—	—	—	—	3,777	—	2,410	—	—	—	1,449	—	—	—
	2007	53,579	—	2,440	—	—	—	—	3,868	—	2,398	—	—	—	941	—	—	—
	2006	38,059	—	2,527	—	—	—	—	4,872	—	2,218	—	—	—	623	—	—	—
	2005	27,791	—	2,608	—	—	—	—	5,264	—	1,240	—	—	—	260	—	—	—

APPENDIX	PROSPECTUS	97

APPENDIX A

7yrEDB = Seven Year Enhanced Death Benefit	GMDB = Guaranteed Minimum Death Benefit LB = Living Benefit
Pre-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked on or before April 23, 2004)
Post-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked after April 23, 2004)	EB = Earnings Benefit

		Regular Basic		7 Year EDB		7 Year EDB and LB or EB		7 Year EDB, LB and EB	Any 1 of: Pre- CAEDB, LB or EB		Any 2 of: Pre- CAEDB, LB and/or EB or Post-CAEDB		Pre-CAEDB, LB and ED or Post- CAEDB and LB or EB		GMDB		GMDB and LB or EB
INVESTMENT OPTION	YEAR END	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND
AllianceBernstein VPS Real Estate Investment Portfolio Class B
	2014	1,565	32,033	—	692	—	—	—	—	2,178	—	1,410	—	—	1,194	3,165	—	—
	2013	10,726	31,042	—	693	—	—	—	1,563	2,958	—	2,876	—	164	2,745	1,751	—	—
	2012	28,067	36,333	—	1,030	—	—	—	1,839	4,506	466	2,669	—	181	9,661	744	—	—
	2011	45,420	18,362	536	523	—	—	—	4,562	8,750	939	2,491	—	194	4,937	—	—	—
	2010	65,228	16,144	1,054	542	—	—	—	9,774	10,944	7,059	125	291	—	5,972	—	—	—
	2009	87,443	—	1,258	—	—	—	—	17,640	5,102	8,358	129	380	—	4,880	—	205	—
	2008	134,602	—	2,666	—	—	—	—	26,291	—	11,075	—	558	—	3,950	—	205	—
	2007	166,840	—	3,969	—	—	—	—	34,421	—	11,270	—	534	—	4,326	—	396	—
	2006	188,383	—	4,632	—	—	—	—	34,695	—	9,283	—	571	—	15,765	—	396	—
	2005	211,681	—	5,058	—	—	—	—	43,487	—	10,984	—	647	—	189	—	205	—
AllianceBernstein VPS Value Portfolio Class B
	2014	4,699	32,262	—	330	—	—	—	—	6,978	—	1,108	—	—	—	2,655	—	—
	2013	7,489	39,248	—	330	—	—	—	4,450	7,733	—	1,108	—	—	598	15,737	—	—
	2012	14,325	34,193	—	643	—	—	—	1,493	9,381	—	2,009	—	—	7,953	—	—	—
	2011	27,632	22,148	—	645	—	—	—	7,842	10,147	386	2,119	—	—	5,939	—	—	—
	2010	38,230	16,558	—	1,627	—	—	—	13,412	10,605	1,971	1,680	—	—	6,468	—	—	—
	2009	59,617	126	1,394	981	—	—	—	34,641	3,808	9,941	—	—	—	4,203	—	—	—
	2008	78,632	—	3,627	—	902	—	—	44,707	—	11,433	—	—	—	4,306	—	—	—
	2007	79,109	—	3,610	—	415	—	—	41,362	—	11,922	—	—	—	4,369	—	—	—
	2006	111,851	—	2,611	—	435	—	—	59,379	—	18,271	—	—	—	32,998	—	—	—
	2005	78,008	—	2,571	—	457	—	—	65,802	—	16,796	—	1,059	—	—	—	—	—
Davis Financial Portfolio
	2014	3,058	28,647	—	2,376	—	—	—	33	—	—	—	—	—	1,053	2,728	—	—
	2013	13,257	24,183	91	2,344	—	—	—	33	—	—	—	—	—	2,197	11,193	—	7,550
	2012	15,271	2,292	295	2,155	—	—	—	33	—	—	—	—	—	9,392	—	7,896	—
	2011	18,601	956	2,535	—	—	—	—	33	—	—	—	—	—	13,930	—	7,896	—
	2010	38,080	8,300	2,536	—	—	—	—	33	—	—	—	—	—	14,261	—	7,896	—
	2009	26,722	—	2,537	—	—	—	—	33	—	2,184	—	—	—	12,516	—	7,896	—
	2008	26,444	—	1,687	—	—	—	—	33	—	2,185	—	—	—	6,085	—	7,896	—
	2007	23,767	—	2,627	—	—	—	—	—	—	2,185	—	—	—	18,038	—	7,896	—
	2006	18,613	—	9,519	—	—	—	—	2,941	—	2,185	—	—	—	2,500	—	7,896	—
	2005	1,707	—	6,983	—	673	—	—	3,182	—	—	—	—	—	—	—	—	—
Davis Real Estate Portfolio
	2014	3,205	51,871	89	1,845	—	—	—	28	914	—	—	—	—	1,882	219,570	—	—
	2013	23,657	40,835	89	1,945	—	—	—	1,226	—	—	773	—	—	233,233	10,314	—	2,572
	2012	50,698	12,528	677	1,799	—	—	—	1,363	—	—	1,036	—	—	251,713	403	2,690	—
	2011	71,720	5,373	2,698	103	—	—	—	1,374	—	1,365	—	—	—	245,122	—	4,067	—
	2010	88,391	7,598	3,167	—	—	—	—	1,460	91	3,785	—	—	—	246,817	—	4,075	—
	2009	114,444	—	3,604	—	—	—	—	1,646	—	10,792	—	—	—	250,230	—	4,083	—
	2008	106,901	—	4,170	—	—	—	—	6,983	—	10,833	—	—	—	25,171	—	3,831	—
	2007	116,392	—	5,388	—	—	—	—	12,739	—	10,848	—	—	—	33,285	—	3,842	—
	2006	94,099	—	11,082	—	—	—	—	6,049	—	11,362	—	—	—	25,848	—	3,848	—
	2005	34,541	—	5,857	—	634	—	—	2,512	—	2,038	—	—	—	3,662	—	1,163	—
Davis Value Portfolio
	2014	2,408,887	1,819,209	5,817	12,104	—	—	—	12,697	9,107	540	439	—	—	19,803	127,993	—	3,068
	2013	3,684,496	1,130,116	6,064	22,373	—	—	—	16,810	6,898	721	3,172	—	480	66,418	116,529	—	4,180
	2012	5,468,813	267,323	27,453	5,440	—	—	—	23,581	5,804	2,179	3,304	—	529	185,001	25,643	5,109	—
	2011	6,299,147	9,722	33,424	—	—	—	—	32,606	—	3,064	3,325	—	594	237,583	—	5,900	—
	2010	6,470,397	4,631	41,597	—	—	—	—	37,563	—	13,775	—	579	—	287,930	—	5,888	—
	2009	6,635,122	—	41,733	—	—	—	—	44,430	—	15,635	—	589	—	309,854	—	7,548	—
	2008	5,473,099	—	44,110	—	—	—	—	51,928	—	15,896	—	539	—	355,810	—	8,382	—
	2007	3,134,352	—	30,429	—	—	—	—	24,360	—	19,086	—	485	—	313,211	—	11,108	—
	2006	1,877,681	—	32,690	—	—	—	—	20,668	—	22,273	—	518	—	258,260	—	11,100	—
	2005	487,307	—	12,429	—	1,390	—	—	17,329	—	1,895	—	—	—	91,105	—	4,773	—

98	PROSPECTUS	APPENDIX

7yrEDB = Seven Year Enhanced Death Benefit	GMDB = Guaranteed Minimum Death Benefit LB = Living Benefit
Pre-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked on or before April 23, 2004)
Post-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked after April 23, 2004)	EB = Earnings Benefit

		Regular Basic		7 Year EDB		7 Year EDB and LB or EB		7 Year EDB, LB and EB	Any 1 of: Pre- CAEDB, LB or EB		Any 2 of: Pre- CAEDB, LB and/or EB or Post-CAEDB		Pre-CAEDB, LB and ED or Post- CAEDB and LB or EB		GMDB		GMDB and LB or EB
INVESTMENT OPTION	YEAR END	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND
Fidelity VIP Balanced Portfolio Service Class 2
	2014	5,391	127,431	—	1,543	—	—	—	—	38,323	—	5,402	—	—	209	855	—	—
	2013	29,287	138,053	—	1,452	—	100	—	31	41,291	—	5,709	—	—	210	1,299	—	—
	2012	42,951	107,493	—	1,452	—	111	—	35	45,759	—	6,226	—	—	1,111	434	—	—
	2011	85,438	93,058	160	1,302	—	117	—	1,158	45,300	3,765	5,127	—	—	1,566	—	—	—
	2010	109,161	82,626	160	1,302	121	—	—	21,509	51,493	14,297	1,180	263	—	1,870	—	—	—
	2009	221,737	294	1,520	—	127	—	—	109,073	2,398	17,597	1,299	508	—	2,158	—	—	—
	2008	248,203	—	1,872	—	136	—	—	128,760	—	19,972	—	972	—	2,336	—	—	—
	2007	345,843	—	2,731	—	109	—	—	151,289	—	25,585	—	2,177	—	1,953	—	—	—
	2006	382,491	—	3,315	—	113	—	—	180,873	—	26,016	—	2,351	—	1,688	—	—	—
	2005	379,880	—	3,941	—	114	—	—	213,983	—	29,618	—	5,123	—	797	—	—	—
Fidelity VIP Contrafund Portfolio Service Class 2
	2014	2,666,284	2,422,694	8,319	34,980	150	—	—	11,670	55,161	687	21,071	—	—	98,470	170,860	5,615	11,678
	2013	4,973,257	1,169,313	23,981	25,971	162	87	—	29,944	50,563	3,594	24,247	—	342	186,324	137,688	17,602	1,770
	2012	6,961,750	290,383	53,306	12,600	190	97	—	46,603	58,761	8,966	22,803	—	441	345,808	17,136	20,461	—
	2011	7,994,534	151,882	66,989	6,743	201	103	—	61,697	54,564	18,577	18,184	—	2,211	403,553	—	20,670	—
	2010	8,760,088	69,580	70,990	5,793	312	1,156	—	104,151	31,696	48,228	4,356	456	1,689	460,728	—	21,730	—
	2009	9,240,418	943	78,774	1,648	1,557	—	—	140,040	8,604	76,552	1,860	2,305	—	510,855	—	22,807	—
	2008	8,816,374	—	92,061	—	2,528	—	2,357	182,846	—	91,204	—	3,294	—	562,506	—	23,348	—
	2007	4,752,651	—	66,735	—	1,553	—	1,691	168,989	—	94,947	—	3,574	—	397,868	—	15,993	—
	2006	2,272,804	—	55,128	—	9,163	—	1,780	179,656	—	108,159	—	3,437	—	284,582	—	4,215	—
	2005	674,886	—	32,081	—	10,308	—	1,883	188,792	—	88,947	—	4,942	—	54,091	—	557	—
Fidelity VIP Equity-Income Portfolio Service Class 2
	2014	729,093	313,897	593	5,123	—	—	—	119	16,689	—	10,033	—	—	2,345	32,859	—	2,429
	2013	907,458	305,775	593	5,374	—	—	—	626	19,727	—	10,203	—	951	11,673	32,153	—	2,531
	2012	1,189,079	184,017	3,486	3,019	—	—	—	1,003	37,547	1,027	13,914	—	1,049	46,396	11,494	2,886	—
	2011	1,541,603	60,411	3,706	2,800	—	—	—	2,448	40,274	7,629	10,044	—	1,122	68,927	—	3,731	—
	2010	1,752,878	28,315	4,093	2,698	—	—	—	16,441	41,287	20,872	786	1,307	—	82,621	—	3,856	—
	2009	1,826,774	2,831	8,110	100	—	—	—	71,002	268	28,822	847	1,475	—	82,263	—	5,100	—
	2008	1,209,372	—	12,554	—	—	—	—	91,788	—	32,952	—	1,844	—	90,795	—	5,938	—
	2007	853,813	—	12,826	—	—	—	—	114,012	—	38,388	—	1,531	—	73,314	—	8,185	—
	2006	776,801	—	12,878	—	—	—	—	156,862	—	43,430	—	1,574	—	60,781	—	7,890	—
	2005	518,587	—	9,962	—	—	—	—	182,368	—	40,228	—	5,318	—	28,912	—	3,094	—
Fidelity VIP Growth Portfolio Service Class 2
	2014	2,510	59,325	—	680	—	—	—	—	11,616	—	2,991	—	—	210	—	—	—
	2013	12,735	53,389	630	—	—	100	—	—	13,082	—	3,059	—	—	211	—	—	—
	2012	16,072	23,451	607	280	—	111	—	—	22,949	—	3,083	—	—	7,041	—	—	—
	2011	24,067	31,154	904	—	—	117	—	6,597	17,992	2,794	462	—	—	227	—	—	—
	2010	51,453	21,202	905	—	121	—	—	11,258	17,259	3,871	—	—	—	782	—	—	—
	2009	69,445	29	1,427	—	127	—	—	31,891	—	7,607	—	—	—	362	—	—	—
	2008	87,166	—	3,699	—	135	—	—	43,387	—	7,571	—	—	—	368	—	—	—
	2007	123,510	—	3,700	—	108	—	—	38,981	—	9,170	—	1,064	—	628	—	—	—
	2006	97,881	—	2,792	—	112	—	—	48,223	—	9,470	—	1,537	—	120	—	377	—
	2005	96,119	—	2,792	—	114	—	—	57,609	—	9,199	—	2,791	—	—	—	804	—

APPENDIX	PROSPECTUS	99

APPENDIX A

7yrEDB = Seven Year Enhanced Death Benefit	GMDB = Guaranteed Minimum Death Benefit LB = Living Benefit
Pre-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked on or before April 23, 2004)
Post-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked after April 23, 2004)	EB = Earnings Benefit

		Regular Basic		7 Year EDB		7 Year EDB and LB or EB		7 Year EDB, LB and EB	Any 1 of: Pre- CAEDB, LB or EB		Any 2 of: Pre- CAEDB, LB and/or EB or Post-CAEDB		Pre-CAEDB, LB and ED or Post- CAEDB and LB or EB		GMDB		GMDB and LB or EB
INVESTMENT OPTION	YEAR END	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND
Fidelity VIP Investment Grade Bond Portfolio Service Class 2
	2014	4,342,701	2,471,466	11,722	27,799	559	—	—	18,916	20,171	—	15,393	—	—	58,064	200,324	—	—
	2013	6,173,104	1,195,953	25,328	18,239	568	137	—	30,280	17,286	2,765	14,066	—	—	109,772	81,167	—	1,536
	2012	6,720,312	122,407	45,918	49	511	120	—	33,105	30,516	3,544	13,238	—	—	167,856	4,966	1,479	—
	2011	6,833,482	89,430	47,919	50	526	114	—	37,500	33,530	9,678	12,375	—	1,776	189,512	—	1,533	—
	2010	7,571,090	52,341	49,993	2,689	680	37,685	—	64,290	25,934	18,425	6,885	—	1,842	198,435	—	1,718	—
	2009	7,189,861	198	50,291	2,656	38,516	—	—	102,047	895	25,913	4,041	1,847	—	213,908	—	3,316	—
	2008	4,647,538	—	51,925	—	35,842	—	2,069	124,193	—	31,742	—	2,543	—	191,958	—	3,125	—
	2007	4,129,747	—	53,255	—	43,566	—	2,700	166,375	—	49,169	—	8,332	—	221,481	—	3,685	—
	2006	1,861,525	—	44,442	—	43,455	—	2,528	208,443	—	56,065	—	10,148	—	134,223	—	3,587	—
	2005	284,211	—	19,476	—	42,474	—	2,367	215,396	—	45,780	—	19,030	—	1,982	—	1,628	—
Fidelity VIP Mid Cap Portfolio Service Class 2
	2014	1,754,946	474,726	2,825	11,469	79	—	—	935	8,448	176	11,187	—	—	55,348	82,431	—	189
	2013	2,290,738	208,912	9,128	6,904	81	—	—	6,307	9,956	446	14,019	—	119	102,467	67,529	—	9,324
	2012	2,879,791	101,685	12,584	6,798	104	—	—	7,897	14,307	2,992	13,905	—	137	175,544	10,424	9,552	192
	2011	3,094,641	55,578	14,903	5,021	104	—	—	8,996	16,994	10,928	7,909	—	167	199,455	—	11,113	—
	2010	3,113,031	25,118	17,559	4,593	101	3,219	—	20,955	15,605	29,952	328	159	—	202,850	—	11,123	—
	2009	3,518,660	—	22,763	1,306	4,142	—	—	47,352	2,476	54,215	109	178	—	240,225	—	11,467	—
	2008	2,539,336	—	33,747	—	5,751	—	891	66,862	—	66,609	—	176	—	265,480	—	11,287	—
	2007	1,142,371	—	29,202	—	3,885	—	631	72,270	—	69,734	—	1,364	—	208,133	—	11,299	—
	2006	580,742	—	22,824	—	6,316	—	705	85,574	—	75,103	—	1,075	—	140,970	—	11,306	—
	2005	362,590	—	20,331	—	7,081	—	758	96,641	—	58,175	—	669	—	42,334	—	1,761	—
Templeton Growth VIP Fund Class 2 (formerly Templeton Growth Securities Fund Class 2)
	2014	7,324	69,588	—	8,941	78	—	—	—	31,005	—	8,636	—	331	—	25,155	—	—
	2013	18,159	96,192	645	8,577	80	104	—	759	34,076	—	9,085	—	416	17,741	10,561	—	—
	2012	46,303	93,333	1,725	5,848	102	126	—	1,144	42,006	—	11,135	—	416	31,056	1,706	—	—
	2011	118,196	51,237	5,464	2,507	103	136	—	3,925	42,956	5,799	6,639	—	417	33,103	—	—	—
	2010	167,076	28,281	7,908	385	232	—	—	32,026	25,727	15,437	424	439	—	35,220	—	—	—
	2009	223,358	6,984	9,260	—	236	—	—	69,590	2,165	18,542	—	653	—	37,537	—	1,573	—
	2008	263,333	—	9,051	—	273	—	—	99,677	—	24,857	—	653	—	38,526	—	1,573	—
	2007	324,903	—	17,423	—	99	—	—	115,882	—	27,682	—	675	—	42,225	—	1,573	—
	2006	296,722	—	17,166	—	96	—	—	125,785	—	29,732	—	1,103	—	25,370	—	2,152	—
	2005	243,878	—	16,115	—	108	—	—	140,082	—	26,993	—	670	—	3,797	—	2,807	—
Franklin Rising Dividends VIP Fund Class 2 (formerly Franklin Rising Dividends Securities Fund Class 2)
	2014	114,872	593,528	—	7,057	—	—	—	2,040	50,764	—	48,143	—	943	1,127	32,910	5,066	12,948
	2013	605,466	251,646	4,557	3,441	—	—	—	11,888	50,035	1,621	47,905	—	1,140	16,193	30,317	18,382	287
	2012	915,268	117,951	14,682	1,505	—	—	—	13,723	58,424	1,809	53,818	—	1,281	44,650	2,908	18,977	—
	2011	1,076,055	105,854	19,573	890	—	—	—	14,448	60,048	15,039	47,315	1,115	1,134	46,264	—	18,982	—
	2010	1,304,417	64,263	19,150	1,934	—	3,786	—	40,852	60,243	75,114	1,869	1,378	939	45,177	—	18,990	—
	2009	1,557,678	1,150	21,291	963	4,467	—	—	132,201	1,410	143,754	378	2,513	—	47,583	—	19,231	—
	2008	1,644,738	—	22,858	—	5,013	—	—	151,244	—	182,251	—	3,486	—	48,045	—	19,225	—
	2007	1,515,430	—	21,765	—	4,011	—	—	177,872	—	216,108	—	3,278	—	54,119	—	14,859	—
	2006	716,093	—	7,913	—	3,803	—	—	206,404	—	224,119	—	3,279	—	33,775	—	1,519	—
	2005	462,566	—	4,363	—	4,088	—	—	227,701	—	224,457	—	7,854	—	7,676	—	219	—

100	PROSPECTUS	APPENDIX

7yrEDB = Seven Year Enhanced Death Benefit	GMDB = Guaranteed Minimum Death Benefit LB = Living Benefit
Pre-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked on or before April 23, 2004)
Post-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked after April 23, 2004)	EB = Earnings Benefit

		Regular Basic		7 Year EDB		7 Year EDB and LB or EB		7 Year EDB, LB and EB	Any 1 of: Pre- CAEDB, LB or EB		Any 2 of: Pre- CAEDB, LB and/or EB or Post-CAEDB		Pre-CAEDB, LB and ED or Post- CAEDB and LB or EB		GMDB		GMDB and LB or EB
INVESTMENT OPTION	YEAR END	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND
Franklin Small Cap Value VIP Fund Class 2 (formerly Franklin Small Cap Value Securities Fund Class 2)
	2014	1,191,349	399,384	2,920	5,214	—	—	—	1,480	21,494	—	4,594	—	—	48,192	26,958	—	—
	2013	1,574,780	134,581	8,257	933	—	—	—	5,343	21,575	154	6,172	—	155	61,096	26,576	—	9,521
	2012	2,082,985	63,562	10,809	1,005	—	—	—	5,931	22,819	1,618	5,476	—	188	96,374	1,739	9,957	—
	2011	2,361,206	33,758	11,858	236	—	—	—	9,393	26,024	3,949	3,715	—	197	105,626	—	9,957	—
	2010	2,551,929	21,001	12,728	275	—	—	—	31,556	10,093	9,110	816	306	—	121,064	—	9,957	—
	2009	2,778,330	6,845	14,671	—	—	—	—	45,014	3,486	21,414	904	428	—	132,839	—	9,957	—
	2008	2,154,807	—	19,718	—	—	—	—	60,937	—	25,659	—	634	—	144,912	—	9,957	—
	2007	961,459	—	13,416	—	—	—	—	61,280	—	31,042	—	677	—	70,259	—	10,200	—
	2006	382,363	—	6,110	—	—	—	—	56,306	—	33,859	—	1,986	—	30,429	—	10,200	—
	2005	183,037	—	5,378	—	—	—	—	57,859	—	19,925	—	2,578	—	1,890	—	—	—
MFS Research Bond Series Service Class
	2014	3,222	79,668	—	857	—	—	—	—	7,749	—	2,211	—	—	488	71	—	740
	2013	17,912	82,151	—	729	—	129	—	1,943	14,283	—	2,717	—	—	494	300	—	732
	2012	37,653	65,341	—	732	—	114	—	4,667	22,942	—	3,611	—	147	1,756	304	656	—
	2011	77,389	47,827	773	2	—	108	—	6,182	26,003	83	5,103	—	137	6,864	—	633	—
	2010	94,295	32,872	775	2	117	8,847	—	24,215	18,819	3,792	3,802	—	138	2,291	—	657	—
	2009	111,791	82	2,020	—	9,480	—	—	39,816	8,318	12,958	1,506	144	—	1,145	—	624	—
	2008	118,598	—	2,190	—	8,681	—	1,990	65,503	—	15,314	—	929	—	1,193	—	577	—
	2007	124,339	—	3,180	—	11,059	—	2,597	113,536	—	26,639	—	2,476	—	4,470	—	724	—
	2006	154,799	—	2,659	—	11,037	—	2,431	148,062	—	26,885	—	3,781	—	2,895	—	696	—
	2005	179,976	—	3,448	—	10,876	—	2,277	160,399	—	28,232	—	3,640	—	2,896	—	—	—
MFS Core Equity Series Service Class
	2014	487	6,670	—	104	—	—	—	—	45	—	—	—	—	217	—	—	—
	2013	949	6,581	—	104	—	—	—	—	45	—	—	—	—	218	—	—	—
	2012	1,210	9,249	111	—	—	—	—	—	45	—	—	—	—	245	—	—	—
	2011	1,008	14,277	112	—	—	—	—	—	647	—	—	—	—	246	—	—	—
	2010	7,688	10,942	112	—	—	—	—	632	101	—	—	—	—	787	—	—	—
	2009	12,516	6,811	112	—	—	—	—	48	59	—	—	—	—	324	—	—	—
	2008	20,438	—	113	—	—	—	—	139	—	—	—	—	—	328	—	—	—
	2007	20,590	—	113	—	—	—	—	762	—	—	—	167	—	76	—	—	—
	2006	24,581	—	113	—	—	—	—	1,078	—	841	—	450	—	—	—	—	—
	2005	21,979	—	—	—	—	—	—	1,193	—	853	—	439	—	—	—	—	—
MFS Growth Series Service Class
	2014	1,165	11,549	—	56	—	—	—	—	3,446	—	81	—	—	207	1,393	—	—
	2013	5,511	13,339	—	56	—	—	—	—	3,855	—	81	—	—	1,308	919	—	—
	2012	10,394	12,873	—	56	—	—	—	—	4,489	—	3,869	—	—	8,703	—	—	—
	2011	19,859	16,899	—	56	—	—	—	3,941	1,553	21	3,992	—	—	2,884	—	—	—
	2010	41,571	2,379	1,154	56	—	—	—	5,111	935	3,964	69	—	—	2,500	—	—	—
	2009	48,487	—	1,214	—	—	—	—	7,413	—	4,600	—	—	—	2,510	—	—	—
	2008	54,454	—	1,216	—	—	—	—	8,888	—	5,793	—	—	—	2,934	—	—	—
	2007	57,703	—	1,217	—	—	—	—	8,562	—	6,057	—	—	—	2,204	—	—	—
	2006	53,059	—	991	—	—	—	—	12,260	—	6,071	—	—	—	869	—	—	—
	2005	54,986	—	41	—	—	—	—	13,544	—	3,662	—	—	—	—	—	—	—
MFS Investors Trust Series Service Class
	2014	1,999	13,835	—	997	—	—	—	—	631	—	—	—	—	215	1,457	—	—
	2013	2,565	15,620	—	1,005	—	—	—	—	1,948	—	—	—	—	1,667	92	—	—
	2012	4,545	17,443	—	1,231	—	—	—	2,048	2,813	—	376	—	—	1,695	93	—	—
	2011	6,593	12,623	—	1,242	—	—	—	2,048	2,918	—	485	—	—	1,806	—	—	—
	2010	19,095	6,795	1,046	1,235	—	1,180	—	3,407	7,369	—	570	—	—	1,820	—	—	—
	2009	21,026	6,476	1,273	1,043	1,254	—	—	12,490	237	1,216	—	—	—	239	—	—	—
	2008	29,648	—	2,479	—	1,386	—	—	14,277	—	1,366	—	—	—	242	—	—	—
	2007	32,315	—	2,599	—	1,053	—	—	14,617	—	4,006	—	618	—	—	—	—	—
	2006	35,145	—	2,653	—	1,069	—	—	19,804	—	4,374	—	1,622	—	—	—	—	—
	2005	39,878	—	2,638	—	1,112	—	—	25,610	—	5,260	—	3,126	—	—	—	—	—

APPENDIX	PROSPECTUS	101

APPENDIX A

7yrEDB = Seven Year Enhanced Death Benefit	GMDB = Guaranteed Minimum Death Benefit LB = Living Benefit
Pre-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked on or before April 23, 2004)
Post-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked after April 23, 2004)	EB = Earnings Benefit

		Regular Basic		7 Year EDB		7 Year EDB and LB or EB		7 Year EDB, LB and EB	Any 1 of: Pre- CAEDB, LB or EB		Any 2 of: Pre- CAEDB, LB and/or EB or Post-CAEDB		Pre-CAEDB, LB and ED or Post- CAEDB and LB or EB		GMDB		GMDB and LB or EB
INVESTMENT OPTION	YEAR END	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND
MFS New Discovery Series Service Class
	2014	1,208	23,239	—	125	—	—	—	—	467	—	—	—	—	—	782	—	—
	2013	3,037	25,306	—	256	—	—	—	1,484	1,026	—	—	—	—	199	603	—	—
	2012	6,207	19,189	134	—	—	—	—	1,300	1,225	—	499	—	—	848	—	—	—
	2011	17,743	14,027	134	—	—	—	—	708	1,771	—	794	—	—	1,700	—	—	—
	2010	38,299	12,504	134	—	—	395	—	2,375	2,646	366	248	—	—	7,783	—	—	—
	2009	65,745	—	208	—	495	—	—	4,216	252	366	279	—	—	4,454	—	—	—
	2008	46,453	—	195	—	631	—	—	7,234	—	845	—	—	—	3,563	—	—	—
	2007	53,686	—	180	—	455	—	—	8,039	—	1,464	—	—	—	3,530	—	—	—
	2006	51,682	—	169	—	456	—	—	6,667	—	1,936	—	—	—	3,294	—	—	—
	2005	44,830	—	22	—	475	—	—	9,664	—	1,781	—	—	—	204	—	—	—
MFS Strategic Income Portfolio Service Class
	2014	4,824	37,467	860	1,128	—	—	—	—	1,503	—	2,571	—	—	—	9,534	—	—
	2013	13,187	35,179	860	1,157	—	—	—	1,745	1,496	—	2,755	—	—	—	24,810	—	—
	2012	41,173	52,623	937	1,329	—	—	—	1,174	1,589	—	5,185	—	—	31,616	—	—	—
	2011	80,744	57,174	937	1,365	—	—	—	2,720	2,873	668	4,924	—	—	27,268	—	—	—
	2010	116,484	44,996	938	1,625	—	—	—	3,314	5,042	4,987	—	—	—	28,837	—	—	—
	2009	111,968	1,151	2,731	327	—	—	—	5,444	1,013	9,129	—	—	—	22,391	—	—	—
	2008	128,619	—	3,076	—	—	—	—	10,330	—	9,019	—	—	—	25,555	—	—	—
	2007	231,415	—	2,212	—	—	—	—	19,713	—	6,032	—	1,118	—	17,715	—	—	—
	2006	196,190	—	2,103	—	—	—	—	24,316	—	5,913	—	1,012	—	10,067	—	—	—
	2005	179,530	—	2,040	—	—	—	—	35,294	—	6,162	—	916	—	—	—	—	—
MFS Total Return Series Service Class
	2014	29,550	140,916	—	1,994	—	—	—	351	8,164	—	45,384	—	1,565	763	18,155	—	—
	2013	53,697	161,734	795	1,124	—	100	—	997	12,464	—	46,372	—	1,744	5,267	22,551	—	—
	2012	121,819	132,120	1,800	560	—	111	—	1,077	16,380	—	49,574	—	1,784	22,637	7,338	—	—
	2011	235,858	83,582	2,135	93	—	117	—	2,721	15,834	10,239	47,228	1,185	703	30,254	—	—	—
	2010	351,849	38,535	2,175	76	120	—	—	15,107	7,107	67,637	1,164	1,973	—	33,947	—	—	—
	2009	471,606	—	2,868	—	127	—	—	28,059	—	114,105	142	2,388	—	26,853	—	1,874	—
	2008	520,325	—	11,964	—	135	—	—	60,693	—	151,654	—	2,455	—	23,238	—	1,875	—
	2007	602,378	—	13,514	—	108	—	—	70,830	—	185,135	—	2,512	—	29,007	—	1,875	—
	2006	560,190	—	11,871	—	112	—	—	83,413	—	194,746	—	2,559	—	26,000	—	1,875	—
	2005	475,571	—	12,340	—	113	—	—	79,969	—	211,363	—	5,186	—	12,959	—	1,875	—

102	PROSPECTUS	APPENDIX

7yrEDB = Seven Year Enhanced Death Benefit	GMDB = Guaranteed Minimum Death Benefit LB = Living Benefit
Pre-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked on or before April 23, 2004)
Post-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked after April 23, 2004)	EB = Earnings Benefit

Variable accumulation unit value for an accumulation unit value outstanding throughout the period:

		Regular Basic		7 Year EDB		7 Year EDB and LB or EB		7 Year EDB, LB and EB	Any 1 of: Pre- CAEDB, LB or EB		Any 2 of: Pre- CAEDB, LB and/or EB or Post-CAEDB		Pre-CAEDB, LB and ED or Post- CAEDB and LB or EB		GMDB		GMDB and LB or EB
INVESTMENT OPTION	YEAR END	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND

RS Large Cap Alpha VIP Series
	2014	$24.46	$26.22	$23.86	$25.58	$23.13	$—	$—	$23.71	$25.42	$22.98	$24.63	$—	$—	$20.43	$21.57	$19.94	$21.05
	2013	21.92	23.37	21.42	22.84	20.82	—	—	21.30	22.70	20.70	22.06	—	—	18.37	19.28	17.97	18.86
	2012	16.08	17.05	15.75	16.70	15.34	—	—	15.67	16.61	15.26	16.18	—	—	13.52	14.11	13.26	—
	2011	14.05	14.81	13.78	14.53	13.46	—	—	13.72	14.46	13.40	14.12	—	—	11.84	—	11.64	—
	2010	15.75	16.51	15.49	16.23	15.16	—	—	15.42	16.17	15.10	15.83	—	—	13.32	—	13.13	—
	2009	13.70	14.28	13.49	14.07	13.24	—	—	13.44	14.01	13.19	13.75	—	—	11.61	—	11.48	—
	2008	11.14	—	11.00	—	10.82	—	—	10.96	—	10.79	—	—	—	9.48	—	9.39	—
	2007	16.12	—	15.94	—	—	—	—	15.90	—	15.68	—	—	—	13.75	—	13.66	—
	2006	14.24	—	14.11	—	13.96	—	—	14.08	—	13.93	—	13.77	—	12.18	—	12.13	—
	2005	12.36	—	12.27	—	12.17	—	—	12.25	—	12.15	—	12.04	—	10.61	—	10.59	—
RS S&P 500 Index VIP Series
	2014	22.44	24.06	21.89	23.46	21.22	—	—	21.75	23.32	21.08	22.60	—	—	17.07	18.02	—	17.59
	2013	20.14	21.47	19.68	20.98	19.12	—	—	19.57	20.86	19.01	20.27	—	—	15.37	16.13	—	15.78
	2012	15.53	16.46	15.20	16.12	14.81	—	—	15.12	16.03	14.73	15.62	—	—	11.88	12.41	11.66	12.17
	2011	13.66	14.40	13.40	14.13	13.09	—	—	13.34	14.06	13.03	13.73	—	13.41	10.49	—	10.31	—
	2010	13.64	14.30	13.41	14.06	13.13	13.76	—	13.35	14.00	13.07	13.70	—	13.42	10.50	—	10.35	—
	2009	12.09	12.61	11.91	12.42	11.69	—	—	11.87	12.37	11.65	12.15	11.43	—	9.34	—	9.23	—
	2008	9.75	—	9.62	—	9.47	—	—	9.59	—	9.44	—	9.29	—	7.55	—	7.48	—
	2007	15.79	—	15.62	—	15.41	—	—	15.58	—	15.37	—	15.16	—	12.27	—	12.19	—
	2006	15.28	—	15.14	—	14.97	—	—	15.11	—	14.94	—	14.77	—	11.90	—	11.85	—
	2005	13.47	—	13.37	—	13.26	—	—	13.35	—	13.23	—	13.12	—	10.52	—	10.51	—
RS High Yield VIP Series
	2014	19.04	20.41	18.58	19.91	18.00	—	—	18.46	19.79	17.89	19.18	—	—	14.85	15.68	—	—
	2013	19.55	20.84	19.10	20.36	18.56	—	—	18.99	20.25	18.46	19.67	—	—	15.29	16.05	—	—
	2012	18.60	19.72	18.22	19.31	17.75	—	—	18.12	19.21	17.65	18.71	—	—	14.59	15.23	—	—
	2011	16.53	17.42	16.22	17.10	15.84	—	—	16.14	17.01	15.76	16.62	—	—	13.00	—	—	—
	2010	16.15	16.92	15.87	16.64	15.54	—	—	15.81	16.57	15.47	16.22	15.15	—	12.74	—	—	—
	2009	14.45	15.06	14.24	—	13.97	—	—	14.18	14.78	13.92	14.51	13.66	—	11.44	—	—	—
	2008	10.65	—	10.51	—	10.34	—	—	10.48	—	10.31	—	10.14	—	8.45	—	—	—
	2007	13.69	—	13.54	—	—	—	—	13.51	—	13.32	—	13.14	—	10.90	—	—	—
	2006	13.77	—	13.65	—	—	—	—	13.62	—	13.47	—	13.32	—	11.00	—	—	—
	2005	12.84	—	12.75	—	—	—	—	12.73	—	12.62	—	12.51	—	10.29	—	—	—
RS Low Duration Bond VIP Series
	2014	11.39	12.13	—	11.86	10.82	—	—	11.07	11.79	—	11.46	—	11.14	11.18	11.80	—	—
	2013	11.48	12.16	—	11.92	10.96	11.61	—	11.19	11.85	—	11.55	—	11.26	11.31	11.87	—	—
	2012	11.66	12.28	11.44	12.05	11.18	11.78	—	11.39	12.00	—	11.72	—	11.45	11.51	12.02	—	—
	2011	11.50	12.05	11.31	11.85	11.08	11.61	—	11.27	11.80	11.03	11.56	—	11.32	11.39	—	—	—
	2010	11.49	11.97	11.32	—	11.12	11.58	—	11.28	11.75	11.07	11.54	10.87	—	11.41	—	—	—
	2009	11.18	11.58	11.04	—	10.87	—	—	11.01	—	10.83	—	10.66	—	11.14	—	—	—
	2008	10.70	—	10.58	—	10.44	—	—	10.56	—	10.42	—	10.28	—	10.69	—	—	—
	2007	10.51	—	10.42	—	10.31	—	—	10.40	—	10.29	—	10.18	—	10.54	—	—	—
	2006	10.15	—	10.08	—	9.99	—	—	10.06	—	9.98	—	9.89	—	10.20	—	—	—
	2005	9.92	—	9.88	—	9.82	—	—	9.86	—	9.81	—	9.75	—	10.01	—	—	—
RS Small Cap Growth Equity VIP Series
	2014	33.76	36.18	32.92	35.29	—	—	—	32.72	35.07	31.71	34.00	—	—	23.06	24.35	—	—
	2013	31.20	33.26	30.49	32.50	—	—	—	30.31	32.31	29.46	31.40	—	—	21.38	22.44	—	—
	2012	21.15	22.42	20.71	21.95	—	—	—	20.60	21.84	20.07	21.27	—	—	14.54	15.18	—	—
	2011	18.64	19.65	18.29	19.28	—	—	—	18.20	19.19	17.77	18.74	—	—	12.85	—	—	—
	2010	19.41	20.35	19.09	20.01	—	19.59	—	19.00	19.92	18.61	19.50	—	—	13.42	—	—	—
	2009	15.49	16.14	15.26	15.91	14.97	—	—	15.20	15.85	14.92	15.55	—	—	10.74	—	10.62	—
	2008	11.49	—	11.34	—	11.16	—	—	11.31	—	11.13	—	—	—	7.99	—	7.92	—
	2007	18.05	—	17.85	—	17.61	—	—	17.80	—	17.56	—	—	—	12.59	—	12.51	—
	2006	17.47	—	17.32	—	17.12	—	—	17.28	—	17.09	—	—	—	12.23	—	12.18	—
	2005	15.18	—	15.07	—	14.94	—	—	15.05	—	14.92	—	14.79	—	10.65	—	10.63	—

APPENDIX	PROSPECTUS	103

APPENDIX A

7yrEDB = Seven Year Enhanced Death Benefit	GMDB = Guaranteed Minimum Death Benefit LB = Living Benefit
Pre-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked on or before April 23, 2004)
Post-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked after April 23, 2004)	EB = Earnings Benefit

		Regular Basic		7 Year EDB		7 Year EDB and LB or EB		7 Year EDB, LB and EB	Any 1 of: Pre- CAEDB, LB or EB		Any 2 of: Pre- CAEDB, LB and/or EB or Post-CAEDB		Pre-CAEDB, LB and ED or Post- CAEDB and LB or EB		GMDB		GMDB and LB or EB
INVESTMENT OPTION	YEAR END	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND
RS International VIP Series
	2014	$19.64	$21.06	$19.16	$20.54	$18.57	$—	$—	$19.04	$20.41	$18.45	$19.78	$—	$—	$14.26	$15.06	$—	$14.70
	2013	21.11	22.50	20.63	21.99	20.05	—	—	20.51	21.87	19.93	21.25	—	—	15.38	16.14	—	15.79
	2012	17.89	18.96	17.52	18.57	17.07	—	—	17.43	18.47	16.98	18.00	—	—	13.07	13.64	12.82	—
	2011	15.38	16.22	15.10	15.91	14.74	—	—	15.02	15.84	14.67	15.47	—	15.11	11.27	—	11.08	—
	2010	17.72	18.58	17.42	18.27	17.06	—	—	17.35	18.19	16.99	17.81	16.63	—	13.02	—	12.84	—
	2009	15.80	16.47	15.56	16.22	15.27	—	—	15.50	16.16	15.22	15.86	14.93	—	11.64	—	11.51	—
	2008	11.57	—	11.42	—	11.24	—	—	11.38	—	11.20	—	11.02	—	8.55	—	8.47	—
	2007	20.76	—	20.53	—	—	—	—	20.48	—	20.20	—	19.92	—	15.39	—	15.29	—
	2006	18.37	—	18.21	—	—	—	—	18.16	—	17.96	—	17.76	—	13.66	—	13.60	—
	2005	15.15	—	15.04	—	14.91	—	—	15.02	—	14.89	—	14.76	—	11.30	—	11.28	—
RS Emerging Markets VIP Series
	2014	30.99	33.22	30.23	32.40	—	—	—	30.04	32.20	29.12	31.21	—	—	18.62	19.65	—	—
	2013	32.76	34.92	32.02	34.13	—	—	—	31.83	33.93	30.93	32.97	—	—	19.74	20.72	—	20.27
	2012	34.54	36.62	33.83	35.86	—	—	—	33.65	35.67	32.78	34.75	—	—	20.87	21.79	20.47	—
	2011	30.95	32.63	30.37	32.02	—	—	—	30.23	31.87	29.52	31.12	—	30.39	18.76	—	18.45	—
	2010	39.87	41.79	39.20	41.09	—	—	—	39.03	40.91	38.21	40.06	37.41	—	24.24	—	23.89	—
	2009	34.06	35.50	33.55	—	—	—	—	33.43	34.85	32.81	34.20	32.20	—	20.77	—	20.52	—
	2008	17.65	—	17.43	—	—	—	—	17.37	—	17.09	—	16.82	—	10.80	—	10.70	—
	2007	41.44	—	40.99	—	—	—	—	40.88	—	40.33	—	39.78	—	25.42	—	25.25	—
	2006	29.01	—	28.75	—	—	—	—	28.69	—	28.37	—	28.05	—	17.85	—	17.77	—
	2005	21.68	—	21.53	—	—	—	—	21.49	—	21.31	—	21.12	—	13.38	—	13.35	—
RS Investment Quality Bond VIP Series
	2014	14.82	15.88	14.45	15.49	14.01	—	—	14.36	15.39	13.92	14.92	—	—	13.21	13.95	12.89	13.61
	2013	14.29	15.23	13.96	14.88	13.57	—	—	13.88	14.80	13.49	14.38	—	—	12.78	13.41	12.50	13.12
	2012	14.78	15.67	14.48	15.34	14.10	—	—	14.40	15.26	14.03	14.87	—	14.49	13.26	13.84	13.01	13.58
	2011	14.15	14.91	13.88	14.63	13.55	—	—	13.81	14.56	13.49	14.22	—	13.89	12.73	—	12.51	—
	2010	13.45	14.09	13.22	13.86	12.94	—	—	13.16	13.80	12.89	13.51	12.62	13.23	12.13	—	11.96	—
	2009	12.70	13.24	12.52	13.05	12.28	—	—	12.47	13.00	12.24	12.76	12.01	—	11.50	—	11.36	—
	2008	11.63	—	11.48	—	11.29	—	—	11.44	—	11.26	—	11.08	—	10.56	—	10.46	—
	2007	11.78	—	11.65	—	11.49	—	—	11.62	—	11.46	—	11.31	—	10.73	—	10.65	—
	2006	11.29	—	11.19	—	11.06	—	—	11.16	—	11.04	—	10.91	—	10.31	—	10.26	—
	2005	11.03	—	10.95	—	10.85	—	—	10.93	—	10.84	—	10.74	—	10.10	—	10.08	—
RS Money Market VIP Series
	2014	9.41	10.08	—	9.84	—	—	—	9.12	9.77	—	9.47	—	—	9.34	9.87	9.12	—
	2013	9.58	10.21	9.36	9.98	—	—	—	9.30	9.92	—	9.64	—	—	9.54	10.01	9.33	—
	2012	9.74	10.33	9.54	10.12	—	—	—	9.49	10.06	—	9.80	—	9.55	9.74	10.17	9.55	—
	2011	9.92	10.46	9.73	10.26	—	—	—	9.69	10.21	9.46	9.97	—	9.74	9.94	—	—	—
	2010	10.09	10.58	9.92	10.40	—	10.18	—	9.88	10.36	9.67	10.14	—	9.93	10.15	—	—	—
	2009	10.27	10.71	10.12	10.55	9.93	—	—	10.08	10.51	9.89	10.31	9.71	—	10.36	—	—	—
	2008	10.45	—	10.31	—	10.15	—	9.98	10.28	—	10.11	—	9.95	—	10.57	—	—	—
	2007	10.42	—	10.30	—	10.16	—	10.03	10.28	—	10.14	—	10.00	—	10.57	—	—	—
	2006	10.13	—	10.04	—	9.93	—	9.82	10.01	—	9.90	—	9.79	—	10.30	—	—	—
	2005	9.86	—	9.79	—	9.71	—	9.62	9.78	—	9.69	—	9.61	—	10.06	—	—	—
Gabelli Capital Asset Fund
	2014	27.70	29.56	27.06	28.88	—	—	—	26.90	28.71	—	27.88	—	27.08	19.25	20.32	—	19.83
	2013	28.04	29.75	27.44	29.12	—	—	—	27.30	28.97	—	28.21	—	27.46	19.54	20.51	—	20.07
	2012	20.75	21.90	20.35	21.48	—	—	—	20.25	21.37	19.77	20.86	—	20.36	14.50	15.14	14.22	—
	2011	18.00	18.89	17.69	18.56	—	—	—	17.61	18.48	17.23	18.08	—	17.70	12.62	—	12.41	—
	2010	18.36	19.17	18.08	18.87	—	—	—	18.01	18.80	17.67	18.44	17.34	18.09	12.91	—	12.73	—
	2009	14.39	—	14.20	—	—	—	—	14.15	—	13.92	—	13.69	—	10.15	—	10.03	—
	2008	10.87	—	10.75	—	—	—	—	10.72	—	10.57	—	10.42	—	7.69	—	7.62	—
	2007	18.58	—	18.40	—	—	—	—	18.36	—	18.15	—	17.94	—	13.18	—	13.09	—
	2006	17.33	—	17.20	—	—	—	—	17.17	—	17.01	—	16.85	—	12.33	—	12.28	—
	2005	14.46	—	14.38	—	—	—	—	14.36	—	14.27	—	14.17	—	10.32	—	10.30	—

104	PROSPECTUS	APPENDIX

7yrEDB = Seven Year Enhanced Death Benefit	GMDB = Guaranteed Minimum Death Benefit LB = Living Benefit
Pre-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked on or before April 23, 2004)
Post-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked after April 23, 2004)	EB = Earnings Benefit

		Regular Basic		7 Year EDB		7 Year EDB and LB or EB		7 Year EDB, LB and EB	Any 1 of: Pre- CAEDB, LB or EB		Any 2 of: Pre- CAEDB, LB and/or EB or Post-CAEDB		Pre-CAEDB, LB and ED or Post- CAEDB and LB or EB		GMDB		GMDB and LB or EB
INVESTMENT OPTION	YEAR END	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND

Value Line Centurion Fund
	2014	$17.65	$18.84	$—	$—	$—	$—	$—	$17.14	$—	$—	$—	$—	$—	$—	$14.97	$—	$—
	2013	16.44	17.45	—	—	—	—	—	16.01	16.99	—	—	—	—	—	13.91	—	—
	2012	12.78	13.49	—	—	—	—	—	12.47	13.16	—	—	—	—	10.33	—	—	—
	2011	11.28	11.84	—	—	—	—	—	11.04	11.59	10.80	—	—	—	9.14	—	—	—
	2010	10.92	11.39	10.75	—	—	—	—	10.71	—	10.50	—	—	—	8.87	—	—	—
	2009	8.84	—	8.72	—	—	—	—	8.69	—	8.54	—	—	—	7.20	—	—	—
	2008	8.09	—	8.00	—	—	—	—	7.98	—	7.87	—	—	—	6.62	—	—	—
	2007	16.24	—	16.09	—	—	—	—	16.05	—	15.87	—	—	—	13.32	—	—	—
	2006	13.69	—	13.59	—	—	—	—	13.57	—	13.44	—	—	—	11.27	—	—	—
	2005	13.42	—	—	—	—	—	—	13.33	—	13.24	—	—	—	—	—	—	—
Value Line Strategic Asset Management Trust
	2014	21.54	22.99	21.04	22.46	—	—	—	—	22.32	—	21.68	—	21.06	17.23	18.19	—	—
	2013	20.20	21.44	19.78	20.99	—	—	—	19.67	20.88	—	20.33	—	19.79	16.21	17.02	—	—
	2012	16.91	17.84	16.58	17.50	—	—	—	16.50	17.42	16.11	17.00	—	16.59	13.61	14.21	—	—
	2011	14.91	15.64	14.65	15.38	—	—	—	14.59	15.31	14.27	14.98	—	14.66	12.03	—	—	—
	2010	14.63	15.27	14.41	15.04	—	14.75	—	14.35	14.98	14.08	14.70	13.81	—	11.85	—	—	—
	2009	12.93	13.42	12.76	—	12.54	—	—	12.71	—	12.50	—	12.30	—	10.50	—	10.38	—
	2008	10.86	—	10.74	—	10.59	—	—	10.71	—	10.56	—	10.41	—	8.85	—	8.76	—
	2007	15.65	—	15.51	—	15.33	—	—	15.47	—	15.29	—	15.11	—	12.79	—	12.70	—
	2006	13.82	—	13.72	—	13.59	—	—	13.69	—	13.57	—	13.44	—	11.33	—	11.28	—
	2005	13.16	—	13.09	—	13.01	—	—	13.08	—	12.99	—	12.90	—	10.82	—	10.80	—
Invesco V.I. American Franchise Fund Series II
	2014	16.79	18.00	16.38	17.56	—	—	—	16.28	17.45	—	16.91	—	—	13.38	14.12	—	—
	2013	15.80	16.84	15.44	16.46	—	—	—	15.35	16.37	—	15.90	—	—	12.63	13.26	—	12.97
	2012	11.50	12.19	11.26	11.94	—	—	—	11.21	11.88	10.92	11.57	—	—	9.22	9.63	9.04	—
	2011	10.43	11.00	10.24	10.79	—	—	—	10.19	10.74	9.95	10.49	—	—	8.39	—	8.25	—
	2010	11.55	12.11	11.36	11.91	—	—	—	11.31	11.86	11.07	—	—	—	9.32	—	9.18	—
	2009	10.21	—	10.06	—	—	—	—	10.02	10.44	9.83	—	—	—	8.26	—	8.16	—
	2008	8.61	—	8.50	—	—	—	—	8.47	—	8.33	—	—	—	6.98	—	6.92	—
	2007	15.27	—	15.10	—	—	—	—	15.06	—	14.86	—	14.65	—	12.42	—	12.34	—
	2006	13.91	—	13.78	—	—	—	—	13.75	—	13.60	—	13.45	—	11.35	—	11.30	—
	2005	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Invesco V.I. Value Opportunities Fund Series II
	2014	16.26	17.43	—	17.00	—	—	—	—	16.90	—	16.38	—	—	—	12.93	—	—
	2013	15.56	16.58	—	16.21	—	—	—	—	16.12	—	15.66	—	—	11.75	12.34	—	—
	2012	11.88	12.59	—	12.33	—	—	—	—	12.27	—	11.95	—	—	9.00	9.40	—	—
	2011	10.28	10.84	—	10.63	—	—	—	—	10.58	9.80	10.33	—	—	7.81	—	—	—
	2010	10.83	11.35	—	11.16	—	—	—	10.60	11.11	10.38	—	—	—	8.26	—	—	—
	2009	10.31	10.74	10.15	—	—	—	—	10.11	10.54	9.93	—	—	—	7.88	—	—	—
	2008	7.10	—	7.01	—	—	—	—	6.99	—	6.87	—	—	—	5.44	—	—	—
	2007	15.02	—	14.86	—	—	—	—	14.82	—	14.62	—	14.42	—	11.56	—	—	—
	2006	15.09	—	14.95	—	—	—	—	14.92	—	14.75	—	14.59	—	11.64	—	—	—
	2005	13.59	—	13.50	—	—	—	—	13.48	—	13.36	—	13.25	—	10.52	—	—	—
Invesco V.I. Government Securities Fund Series II
	2014	12.56	13.47	—	13.14	—	—	—	12.18	13.05	—	12.65	—	—	11.88	12.54	—	—
	2013	12.31	13.12	—	12.82	—	12.46	—	11.96	12.75	—	12.39	—	12.04	11.67	12.26	—	—
	2012	12.90	13.67	12.63	13.39	—	13.04	—	12.56	13.32	12.24	12.97	—	12.64	12.27	12.81	—	—
	2011	12.84	13.54	12.60	13.28	—	12.97	—	12.54	13.22	12.25	12.91	—	12.61	12.25	—	—	—
	2010	12.14	12.73	11.94	12.52	11.69	12.25	—	11.89	12.46	11.64	12.20	11.40	—	11.62	—	—	—
	2009	11.76	12.26	11.58	—	11.37	—	—	11.54	12.03	11.33	11.81	11.12	—	11.29	—	—	—
	2008	12.00	—	11.84	—	11.65	—	—	11.81	—	11.62	—	11.43	—	11.55	—	—	—
	2007	10.91	—	10.79	—	10.64	—	—	10.76	—	10.61	—	10.47	—	—	—	—	—
	2006	10.46	—	10.37	—	10.25	—	—	10.35	—	10.23	—	10.12	—	—	—	—	—
	2005	10.31	—	10.24	—	10.15	—	—	10.22	—	10.13	—	10.04	—	—	—	—	—

APPENDIX	PROSPECTUS	105

APPENDIX A

7yrEDB = Seven Year Enhanced Death Benefit	GMDB = Guaranteed Minimum Death Benefit LB = Living Benefit
Pre-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked on or before April 23, 2004)
Post-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked after April 23, 2004)	EB = Earnings Benefit

		Regular Basic		7 Year EDB		7 Year EDB and LB or EB		7 Year EDB, LB and EB	Any 1 of: Pre- CAEDB, LB or EB		Any 2 of: Pre- CAEDB, LB and/or EB or Post-CAEDB		Pre-CAEDB, LB and ED or Post- CAEDB and LB or EB		GMDB		GMDB and LB or EB
INVESTMENT OPTION	YEAR END	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND
Invesco V.I. Mid Cap Core Equity Fund Series II
	2014	$21.64	$23.19	$—	$22.62	$—	$—	$—	$20.97	$22.48	$—	$21.79	$—	$—	$15.49	$16.35	$—	$—
	2013	21.14	22.53	—	22.02	—	—	—	20.54	21.90	—	21.28	—	—	15.18	15.93	—	—
	2012	16.75	17.75	—	17.39	—	—	—	16.31	17.29	—	16.85	—	—	12.06	12.59	—	—
	2011	15.41	16.24	—	15.94	—	—	—	15.05	15.86	14.70	15.49	—	15.13	11.13	—	—	—
	2010	16.77	17.59	—	17.29	—	—	—	16.42	17.22	16.08	—	15.74	—	12.15	—	—	—
	2009	15.01	15.64	14.78	—	—	—	—	14.73	15.35	14.45	—	14.19	—	10.90	—	—	—
	2008	11.76	—	11.61	—	—	—	—	11.57	—	11.39	—	11.20	—	8.57	—	—	—
	2007	16.78	—	16.60	—	—	—	—	16.56	—	16.33	—	16.11	—	12.27	—	—	—
	2006	15.63	—	15.49	—	—	—	—	15.46	—	15.29	—	15.12	—	11.46	—	—	—
	2005	14.34	—	14.24	—	—	—	—	14.21	—	14.09	—	13.97	—	10.54	—	—	—
Invesco V.I. Core Equity Fund Series II
	2014	19.79	21.21	—	—	—	—	—	—	20.56	—	19.93	—	—	—	17.51	—	—
	2013	18.68	19.91	—	—	—	—	—	—	19.35	—	18.80	—	—	—	16.48	—	—
	2012	14.74	15.63	—	—	—	—	—	—	15.22	—	14.83	—	—	12.43	—	—	—
	2011	13.21	13.92	—	—	—	—	—	—	13.60	12.60	—	—	—	11.17	—	—	—
	2010	13.48	14.13	—	—	—	13.60	—	13.20	13.84	12.92	—	—	—	—	—	—	—
	2009	12.56	13.09	—	—	12.14	—	—	12.33	12.85	12.10	—	—	—	—	—	—	—
	2008	9.99	—	—	—	9.70	—	—	9.83	—	9.67	—	—	—	—	—	—	—
	2007	14.59	—	14.43	—	14.24	—	—	14.39	—	14.20	—	14.00	—	—	—	—	—
	2006	13.77	—	13.64	—	13.49	—	—	13.61	—	13.46	—	13.31	—	—	—	—	—
	2005	12.19	—	12.10	—	12.00	—	—	12.08	—	11.98	—	11.87	—	—	—	—	—
Invesco V.I. Growth and Income Fund Series II
	2014	22.73	24.37	22.17	23.77	—	—	—	22.03	23.62	—	22.89	—	—	16.50	17.42	—	—
	2013	21.04	22.43	20.56	21.92	—	—	—	20.44	21.79	—	21.17	—	—	15.32	16.08	—	—
	2012	16.01	16.97	15.67	16.62	—	—	—	15.59	16.53	15.19	16.10	—	15.69	11.69	12.20	—	—
	2011	14.25	15.02	13.98	14.74	—	—	—	13.91	14.67	13.59	14.32	—	13.99	10.44	—	—	—
	2010	14.84	15.55	14.59	15.29	—	—	—	14.53	15.23	14.22	14.91	13.92	14.60	10.90	—	—	—
	2009	13.46	14.03	13.26	13.82	13.01	—	—	13.21	13.77	12.97	13.52	12.73	—	9.92	—	—	—
	2008	11.04	—	10.90	—	10.72	—	—	10.86	—	10.69	—	10.51	—	8.16	—	—	—
	2007	16.57	—	16.39	—	16.17	—	—	16.35	—	16.13	—	15.91	—	12.29	—	12.20	—
	2006	16.45	—	16.31	—	16.12	—	—	16.27	—	16.09	—	15.91	—	12.23	—	12.18	—
	2005	14.44	—	14.34	—	14.21	—	—	14.31	—	14.19	—	14.07	—	10.77	—	10.75	—
Alger Capital Appreciation Portfolio Class S
	2014	31.23	33.48	—	32.65	—	—	—	—	32.45	—	31.45	—	—	25.58	27.01	—	—
	2013	28.02	29.87	—	29.19	—	—	—	27.22	29.02	—	28.20	—	—	23.02	24.17	—	23.65
	2012	21.16	22.43	20.72	21.96	—	—	—	20.61	21.85	—	21.28	—	—	17.44	18.20	17.10	—
	2011	18.26	19.25	17.92	18.89	—	—	—	17.84	18.80	—	18.36	—	—	15.10	—	14.85	—
	2010	18.71	19.61	18.39	19.28	—	—	—	18.31	19.20	17.93	—	—	—	15.51	—	15.29	—
	2009	16.76	17.47	16.51	17.21	—	—	—	16.45	17.14	16.14	—	—	—	13.94	—	13.77	—
	2008	11.32	—	11.17	—	—	—	—	11.14	—	10.96	—	—	—	9.44	—	9.35	—
	2007	21.04	—	20.82	—	—	—	—	20.76	—	20.48	—	—	—	17.61	—	17.49	—
	2006	16.08	—	15.94	—	—	—	—	15.90	—	15.73	—	—	—	13.49	—	13.44	—
	2005	13.76	—	13.66	—	—	—	—	13.64	—	13.52	—	—	—	—	—	—	—
AllianceBernstein VPS Growth & Income Portfolio Class B
	2014	21.10	22.62	—	22.06	—	—	—	—	21.92	—	21.25	—	—	15.55	16.42	—	16.02
	2013	19.65	20.94	19.20	20.47	—	—	—	—	20.35	—	19.77	—	—	14.53	15.25	14.21	—
	2012	14.86	15.75	14.55	15.42	—	—	—	14.47	15.34	—	14.95	—	14.56	11.02	—	10.81	—
	2011	12.90	13.60	12.66	13.34	—	—	—	12.60	13.28	12.30	12.97	—	12.66	9.59	—	9.43	—
	2010	12.38	12.97	12.17	12.76	—	—	—	12.12	12.70	11.86	12.44	—	12.17	9.23	—	9.10	—
	2009	11.17	—	11.00	11.47	—	—	—	10.96	11.43	10.76	11.21	10.56	—	8.36	—	8.26	—
	2008	9.44	—	9.32	—	—	—	—	9.29	—	9.14	—	9.00	—	7.09	—	7.02	—
	2007	16.21	—	16.03	—	15.81	—	—	15.99	—	15.77	—	15.56	—	12.20	—	12.12	—
	2006	15.73	—	15.59	—	15.42	—	—	15.56	—	15.38	—	15.21	—	11.88	—	11.83	—
	2005	13.69	—	13.59	—	13.47	—	—	13.57	—	13.45	—	13.33	—	—	—	10.35	—

106	PROSPECTUS	APPENDIX

7yrEDB = Seven Year Enhanced Death Benefit	GMDB = Guaranteed Minimum Death Benefit LB = Living Benefit
Pre-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked on or before April 23, 2004)
Post-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked after April 23, 2004)	EB = Earnings Benefit

		Regular Basic		7 Year EDB		7 Year EDB and LB or EB		7 Year EDB, LB and EB	Any 1 of: Pre- CAEDB, LB or EB		Any 2 of: Pre- CAEDB, LB and/or EB or Post-CAEDB		Pre-CAEDB, LB and ED or Post- CAEDB and LB or EB		GMDB		GMDB and LB or EB
INVESTMENT OPTION	YEAR END	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND
AllianceBernstein VPS Large Cap Growth Portfolio Class B
	2014	$20.42	$21.88	$—	$21.34	$—	$—	$—	$—	$21.21	$—	$20.56	$—	$—	$—	$19.13	$—	$—
	2013	18.25	19.46	—	19.02	—	—	—	17.74	18.91	—	18.37	—	—	16.25	17.05	—	—
	2012	13.56	14.37	—	14.08	—	—	—	13.21	14.00	—	13.64	—	—	12.11	12.64	—	—
	2011	11.83	12.47	—	12.23	—	—	—	11.55	12.17	11.28	11.89	—	—	10.59	—	—	—
	2010	12.51	13.11	—	12.89	—	—	—	12.24	12.84	11.99	12.57	—	—	11.23	—	—	—
	2009	11.59	—	11.42	—	—	—	—	11.37	11.86	11.16	11.64	—	—	10.44	—	—	—
	2008	8.60	—	8.49	—	—	—	—	8.46	—	8.33	—	—	—	7.77	—	—	—
	2007	14.55	—	14.39	—	—	—	—	14.35	—	14.16	—	13.97	—	13.19	—	—	—
	2006	13.03	—	12.92	—	—	—	—	12.89	—	12.75	—	12.60	—	11.85	—	—	—
	2005	13.35	—	13.26	—	—	—	—	13.24	—	13.12	—	13.01	—	12.17	—	—	—
AllianceBernstein VPS Global Thematic Growth Portfolio Class B
	2014	14.77	15.83	—	15.44	—	—	—	14.31	15.34	—	14.87	—	—	13.00	—	—	—
	2013	14.34	15.29	—	14.94	—	—	—	13.93	14.85	—	14.43	—	—	12.66	—	—	—
	2012	11.87	12.59	11.63	12.32	—	—	—	11.57	12.26	—	11.94	—	—	10.51	—	—	—
	2011	10.67	11.25	10.47	11.04	—	—	—	10.42	10.99	—	10.73	—	—	9.48	—	—	—
	2010	14.18	14.87	13.94	14.62	—	—	—	13.88	14.55	13.59	14.25	—	—	12.63	—	—	—
	2009	12.17	12.69	11.99	—	—	—	—	11.95	12.45	11.72	12.22	—	—	10.87	—	—	—
	2008	8.09	—	7.98	—	—	—	—	7.96	—	7.83	—	—	—	7.25	—	—	—
	2007	15.67	—	15.50	—	—	—	—	15.46	—	15.25	—	—	—	14.09	—	—	—
	2006	13.30	—	13.18	—	—	—	—	13.16	—	13.01	—	—	—	11.99	—	—	—
	2005	12.49	—	12.41	—	—	—	—	12.38	—	12.28	—	—	—	11.30	—	—	—
AllianceBernstein VPS Real Estate Investment Portfolio Class B
	2014	34.15	36.60	—	35.70	—	—	—	33.10	35.48	—	34.39	—	—	20.35	21.48	—	—
	2013	27.81	29.65	—	28.98	—	—	—	27.03	28.81	—	27.99	—	27.20	16.62	17.45	—	—
	2012	27.23	28.86	—	28.26	—	—	—	26.52	28.12	25.84	27.39	—	26.68	16.32	17.04	—	—
	2011	22.94	24.18	22.50	23.72	—	—	—	22.40	23.61	21.87	23.06	—	22.52	13.79	—	—	—
	2010	21.46	22.50	21.10	22.12	—	—	—	21.01	22.03	20.57	21.57	20.14	—	12.94	—	—	—
	2009	17.33	—	17.07	—	—	—	—	17.01	17.73	16.70	17.40	16.39	—	10.48	—	10.36	—
	2008	13.65	—	13.47	—	—	—	—	13.43	—	13.22	—	13.00	—	8.28	—	8.20	—
	2007	21.65	—	21.41	—	—	—	—	21.36	—	21.07	—	20.78	—	13.17	—	13.08	—
	2006	25.85	—	25.62	—	—	—	—	25.56	—	25.28	—	25.00	—	15.78	—	15.71	—
	2005	19.51	—	19.37	—	—	—	—	19.34	—	19.17	—	19.00	—	11.94	—	11.92	—
AllianceBernstein VPS Value Portfolio Class B
	2014	18.72	20.07	—	19.57	—	—	—	18.14	19.45	—	18.85	—	—	—	14.22	—	—
	2013	17.20	18.33	—	17.92	—	—	—	16.71	17.81	—	17.31	—	—	12.41	13.03	—	—
	2012	12.82	13.60	—	13.31	—	—	—	12.49	13.24	—	12.90	—	—	9.28	—	—	—
	2011	11.30	11.91	—	11.69	—	—	—	11.03	11.63	10.77	11.36	—	—	8.20	—	—	—
	2010	11.95	12.53	—	12.32	—	—	—	11.70	12.26	11.45	12.01	—	—	8.70	—	—	—
	2009	10.92	11.38	10.75	11.21	—	—	—	10.71	11.17	10.52	—	—	—	7.97	—	—	—
	2008	9.18	—	9.06	—	8.92	—	—	9.03	—	8.89	—	—	—	6.73	—	—	—
	2007	15.84	—	15.67	—	15.45	—	—	15.62	—	15.41	—	—	—	11.64	—	—	—
	2006	16.82	—	16.67	—	16.49	—	—	16.63	—	16.45	—	—	—	12.40	—	—	—
	2005	14.15	—	14.05	—	13.93	—	—	14.02	—	13.90	—	13.78	—	—	—	—	—
Davis Financial Portfolio
	2014	14.34	15.14	—	14.84	—	—	—	13.99	—	—	—	—	—	13.92	14.70	—	—
	2013	12.93	13.57	12.71	13.34	—	—	—	12.65	—	—	—	—	—	12.60	13.22	—	12.94
	2012	10.03	10.47	9.87	10.31	—	—	—	9.83	—	—	—	—	—	9.80	—	9.61	—
	2011	8.59	8.92	8.47	—	—	—	—	8.44	—	—	—	—	—	8.42	—	8.28	—
	2010	9.50	9.80	9.39	—	—	—	—	9.36	—	—	—	—	—	9.33	—	9.20	—
	2009	8.70	—	8.62	—	—	—	—	8.60	—	8.50	—	—	—	8.58	—	8.48	—
	2008	6.27	—	6.22	—	—	—	—	6.21	—	6.16	—	—	—	6.20	—	6.14	—
	2007	11.90	—	11.84	—	—	—	—	—	—	11.74	—	—	—	11.80	—	11.72	—
	2006	12.89	—	12.85	—	—	—	—	12.84	—	12.78	—	—	—	12.83	—	12.77	—
	2005	11.07	—	11.06	—	11.04	—	—	11.05	—	—	—	—	—	—	—	—	—

APPENDIX	PROSPECTUS	107

APPENDIX A

7yrEDB = Seven Year Enhanced Death Benefit	GMDB = Guaranteed Minimum Death Benefit LB = Living Benefit
Pre-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked on or before April 23, 2004)
Post-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked after April 23, 2004)	EB = Earnings Benefit

		Regular Basic		7 Year EDB		7 Year EDB and LB or EB		7 Year EDB, LB and EB	Any 1 of: Pre- CAEDB, LB or EB		Any 2 of: Pre- CAEDB, LB and/or EB or Post-CAEDB		Pre-CAEDB, LB and ED or Post- CAEDB and LB or EB		GMDB		GMDB and LB or EB
INVESTMENT OPTION	YEAR END	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND
Davis Real Estate Portfolio
	2014	$15.62	$16.49	$15.32	$16.18	$—	$—	$—	$15.25	$16.10	$—	$—	$—	$—	$15.17	$16.02	$—	$—
	2013	12.47	13.09	12.25	12.86	—	—	—	12.20	—	—	12.53	—	—	12.14	12.75	—	12.47
	2012	12.86	13.42	12.66	13.22	—	—	—	12.61	—	—	12.92	—	—	12.56	13.12	12.32	—
	2011	11.17	11.60	11.02	11.44	—	—	—	10.99	—	10.80	—	—	—	10.95	—	10.77	—
	2010	10.44	10.78	10.32	—	—	—	—	10.29	10.63	10.15	—	—	—	10.26	—	10.12	—
	2009	8.88	—	8.80	—	—	—	—	8.77	—	8.67	—	—	—	8.75	—	8.65	—
	2008	6.86	—	6.81	—	—	—	—	6.80	—	6.73	—	—	—	6.78	—	6.72	—
	2007	13.15	—	13.08	—	—	—	—	13.06	—	12.98	—	—	—	13.05	—	12.96	—
	2006	15.84	—	15.79	—	—	—	—	15.77	—	15.70	—	—	—	15.76	—	15.69	—
	2005	12.00	—	11.98	—	11.96	—	—	11.98	—	11.95	—	—	—	11.97	—	11.95	—
Davis Value Portfolio
	2014	15.00	15.84	14.71	15.53	—	—	—	14.64	15.46	14.29	15.09	—	—	14.57	15.38	—	15.01
	2013	14.40	15.11	14.15	14.85	—	—	—	14.09	14.79	13.78	14.47	—	14.16	14.02	14.72	—	14.41
	2012	10.98	11.47	10.81	11.29	—	—	—	10.77	11.25	10.57	11.03	—	10.82	10.73	11.20	10.52	—
	2011	9.89	10.26	9.75	—	—	—	—	9.72	—	9.56	9.92	—	9.76	9.69	—	9.53	—
	2010	10.50	10.84	10.38	—	—	—	—	10.35	—	10.20	—	10.06	—	10.32	—	10.17	—
	2009	9.48	—	9.39	—	—	—	—	9.36	—	9.25	—	9.15	—	9.34	—	9.23	—
	2008	7.35	—	7.30	—	—	—	—	7.29	—	7.22	—	7.15	—	7.27	—	7.20	—
	2007	12.54	—	12.47	—	—	—	—	12.46	—	12.37	—	12.29	—	12.44	—	12.36	—
	2006	12.20	—	12.16	—	—	—	—	12.15	—	12.09	—	12.04	—	12.14	—	12.08	—
	2005	10.80	—	10.78	—	10.76	—	—	10.78	—	10.76	—	—	—	10.77	—	10.75	—
Fidelity VIP Balanced Portfolio Service Class 2
	2014	20.12	21.57	—	21.04	—	—	—	—	20.91	—	20.26	—	—	16.55	17.47	—	—
	2013	18.61	19.84	—	19.39	—	18.84	—	18.09	19.28	—	18.74	—	—	15.36	16.12	—	—
	2012	15.88	16.84	—	16.49	—	16.06	—	15.47	16.40	—	15.98	—	—	13.14	13.72	—	—
	2011	14.08	14.84	13.82	14.56	—	14.22	—	13.75	14.49	13.43	14.15	—	—	11.68	—	—	—
	2010	14.90	15.62	14.65	15.36	14.34	—	—	14.59	15.29	14.28	14.97	13.98	—	12.40	—	—	—
	2009	12.88	13.43	12.69	—	12.45	—	—	12.64	13.18	12.41	12.93	12.18	—	10.75	—	—	—
	2008	9.48	—	9.35	—	9.20	—	—	9.32	—	9.17	—	9.03	—	7.93	—	—	—
	2007	14.65	—	14.49	—	14.29	—	—	14.45	—	14.25	—	14.06	—	12.30	—	—	—
	2006	13.71	—	13.59	—	13.44	—	—	13.56	—	13.41	—	13.26	—	11.55	—	—	—
	2005	12.52	—	12.43	—	12.32	—	—	12.41	—	12.30	—	12.19	—	10.58	—	—	—
Fidelity VIP Contrafund Portfolio Service Class 2
	2014	26.72	28.64	26.06	27.94	25.26	—	—	25.90	27.76	25.10	26.91	—	—	18.63	19.67	18.18	19.20
	2013	24.36	25.96	23.80	25.37	23.13	24.66	—	23.67	25.23	23.00	24.52	—	23.82	17.03	17.88	16.67	17.50
	2012	18.93	20.07	18.54	19.65	18.06	19.14	—	18.44	19.55	17.96	19.04	—	18.55	13.28	13.86	13.02	—
	2011	16.59	17.49	16.28	17.16	15.90	16.76	—	16.20	17.08	15.82	16.68	—	16.29	11.67	—	11.48	—
	2010	17.37	18.21	17.08	17.90	16.72	17.53	—	17.00	17.83	16.65	17.45	16.30	17.09	12.26	—	12.08	—
	2009	15.12	15.76	14.89	15.53	14.62	—	—	14.84	15.47	14.56	15.18	14.29	—	10.70	—	10.58	—
	2008	11.36	—	11.21	—	11.03	—	10.85	11.18	—	11.00	—	10.82	—	8.06	—	7.99	—
	2007	20.17	—	19.95	—	19.68	—	19.42	19.90	—	19.63	—	19.36	—	14.37	—	14.27	—
	2006	17.50	—	17.35	—	17.15	—	16.96	17.31	—	17.12	—	16.93	—	12.50	—	12.45	—
	2005	15.99	—	15.88	—	15.74	—	15.60	15.85	—	15.71	—	15.58	—	11.45	—	11.43	—
Fidelity VIP Equity-Income Portfolio Service Class 2
	2014	19.90	21.33	19.41	20.80	—	—	—	19.29	20.67	18.69	20.04	—	—	14.91	15.74	—	15.36
	2013	18.67	19.90	18.24	19.45	—	—	—	18.14	19.34	17.63	18.79	—	18.26	14.03	14.73	—	14.41
	2012	14.86	15.76	14.56	15.43	—	—	—	14.48	15.35	14.11	14.95	—	14.57	11.20	11.70	10.99	—
	2011	12.92	13.62	12.68	13.37	—	—	—	12.62	13.31	12.33	12.99	—	12.69	9.77	—	9.61	—
	2010	13.07	13.70	12.85	13.47	—	—	—	12.79	13.41	12.53	13.13	12.26	—	9.91	—	9.77	—
	2009	11.57	12.07	11.40	11.89	—	—	—	11.36	11.84	11.15	11.62	10.94	—	8.80	—	8.70	—
	2008	9.07	—	8.95	—	—	—	—	8.92	—	8.78	—	8.64	—	6.92	—	6.85	—
	2007	16.14	—	15.97	—	—	—	—	15.92	—	15.71	—	15.49	—	12.35	—	12.27	—
	2006	16.22	—	16.08	—	—	—	—	16.04	—	15.86	—	15.69	—	12.45	—	12.40	—
	2005	13.77	—	13.67	—	—	—	—	13.65	—	13.53	—	13.41	—	10.60	—	10.58	—

108	PROSPECTUS	APPENDIX

7yrEDB = Seven Year Enhanced Death Benefit	GMDB = Guaranteed Minimum Death Benefit LB = Living Benefit
Pre-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked on or before April 23, 2004)
Post-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked after April 23, 2004)	EB = Earnings Benefit

		Regular Basic		7 Year EDB		7 Year EDB and LB or EB		7 Year EDB, LB and EB	Any 1 of: Pre- CAEDB, LB or EB		Any 2 of: Pre- CAEDB, LB and/or EB or Post-CAEDB		Pre-CAEDB, LB and ED or Post- CAEDB and LB or EB		GMDB		GMDB and LB or EB
INVESTMENT OPTION	YEAR END	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND
Fidelity VIP Growth Portfolio Service Class 2
	2014	$21.05	$22.57	$—	$22.01	$—	$—	$—	$—	$21.87	$—	$21.20	$—	$—	$17.57	$—	$—	$—
	2013	19.30	20.58	18.86	—	—	19.54	—	—	19.99	—	19.43	—	—	16.16	—	—	—
	2012	14.44	15.31	14.14	14.99	—	14.61	—	—	14.92	—	14.53	—	—	12.13	—	—	—
	2011	12.85	13.55	12.61	—	—	12.98	—	12.55	13.23	12.26	12.92	—	—	10.82	—	—	—
	2010	13.08	13.72	12.86	—	12.59	—	—	12.81	13.43	12.54	—	—	—	11.05	—	—	—
	2009	10.75	11.21	10.59	—	10.40	—	—	10.55	—	10.36	—	—	—	9.11	—	—	—
	2008	8.55	—	8.44	—	8.31	—	—	8.41	—	8.28	—	—	—	7.27	—	—	—
	2007	16.52	—	16.34	—	16.12	—	—	16.29	—	16.07	—	15.85	—	14.08	—	—	—
	2006	13.27	—	13.15	—	13.01	—	—	13.13	—	12.98	—	12.84	—	11.35	—	11.30	—
	2005	12.68	—	12.59	—	12.48	—	—	12.57	—	12.46	—	12.35	—	—	—	10.85	—
Fidelity VIP Investment Grade Bond Portfolio Service Class 2
	2014	14.40	15.44	14.05	15.06	13.62	—	—	13.96	14.97	—	14.51	—	—	12.73	13.44	—	—
	2013	13.88	14.80	13.57	14.46	13.18	14.05	—	13.49	14.38	13.11	13.97	—	—	12.31	12.92	—	12.64
	2012	14.43	15.29	14.13	14.97	13.76	14.59	—	14.05	14.90	13.69	14.51	—	—	12.83	13.39	12.58	—
	2011	13.90	14.66	13.64	14.38	13.32	14.04	—	13.58	14.31	13.26	13.98	—	13.65	12.40	—	12.20	—
	2010	13.22	13.86	13.00	13.63	12.73	13.34	—	12.94	13.57	12.67	13.28	—	13.01	11.83	—	11.66	—
	2009	12.51	13.04	12.33	12.85	12.10	—	—	12.28	12.80	12.05	12.56	11.83	—	11.23	—	11.10	—
	2008	11.03	—	10.89	—	10.71	—	10.54	10.85	—	10.68	—	10.50	—	9.93	—	9.83	—
	2007	11.63	—	11.50	—	11.34	—	11.19	11.47	—	11.31	—	11.16	—	10.50	—	10.43	—
	2006	11.37	—	11.27	—	11.14	—	11.02	11.24	—	11.12	—	10.99	—	10.30	—	10.25	—
	2005	11.11	—	11.03	—	10.94	—	10.84	11.02	—	10.92	—	10.83	—	10.09	—	10.07	—
Fidelity VIP Mid Cap Portfolio Service Class 2
	2014	33.52	35.94	32.70	35.05	31.69	—	—	32.49	34.83	31.50	33.76	—	—	19.84	20.94	—	20.44
	2013	32.18	34.30	31.45	33.52	30.56	—	—	31.27	33.33	30.38	32.39	—	31.47	19.10	20.05	—	19.62
	2012	24.10	25.55	23.61	25.02	22.99	—	—	23.48	24.89	22.87	24.25	—	23.62	14.35	14.98	14.07	14.69
	2011	21.42	22.58	21.01	22.15	20.52	—	—	20.91	22.05	20.42	21.53	—	21.03	12.79	—	12.57	—
	2010	24.45	25.63	24.04	25.20	23.54	24.67	—	23.94	25.09	23.44	24.57	22.94	—	14.64	—	14.43	—
	2009	19.35	—	19.07	19.88	18.71	—	—	19.00	19.80	18.64	19.44	18.30	—	11.63	—	11.49	—
	2008	14.10	—	13.91	—	13.69	—	13.47	13.87	—	13.65	—	13.43	—	8.49	—	8.41	—
	2007	23.76	—	23.50	—	23.18	—	22.86	23.43	—	23.11	—	22.80	—	14.36	—	14.26	—
	2006	20.96	—	20.78	—	20.55	—	20.32	20.73	—	20.50	—	20.27	—	12.71	—	12.65	—
	2005	18.98	—	18.85	—	18.69	—	18.53	18.82	—	18.65	—	18.49	—	11.54	—	11.52	—
Templeton Growth VIP Fund Class 2 (formerly Templeton Growth Securities Fund Class 2)
	2014	17.22	18.46	—	18.00	16.28	—	—	16.69	17.89	—	17.34	—	16.81	—	13.44	—	—
	2013	18.03	19.22	17.62	18.79	17.12	18.25	—	17.52	18.68	—	18.15	—	17.64	13.37	14.04	—	—
	2012	14.03	14.87	13.74	14.56	13.38	14.19	—	13.67	14.49	—	14.11	—	13.75	10.44	10.90	—	—
	2011	11.79	12.43	11.57	12.20	11.30	11.91	—	11.52	12.14	11.25	11.86	—	11.58	8.80	—	—	—
	2010	12.90	13.53	12.69	13.30	12.42	—	—	12.63	13.24	12.37	12.97	12.11	—	9.66	—	—	—
	2009	12.23	12.75	12.05	—	11.82	—	—	12.00	12.51	11.78	—	11.56	—	9.18	—	9.07	—
	2008	9.49	—	9.37	—	9.22	—	—	9.34	—	9.19	—	9.04	—	7.15	—	7.08	—
	2007	16.75	—	16.57	—	16.35	—	—	16.53	—	16.30	—	16.08	—	12.65	—	12.57	—
	2006	16.66	—	16.51	—	16.33	—	—	16.48	—	16.29	—	16.11	—	12.62	—	12.57	—
	2005	13.92	—	13.82	—	13.71	—	—	13.80	—	13.68	—	13.56	—	10.58	—	10.56	—
Franklin Rising Dividends VIP Fund Class 2 (formerly Franklin Rising Dividends Securities Fund Class 2)
	2014	22.38	23.99	21.83	23.40	—	—	—	21.69	23.26	21.03	22.54	—	21.85	17.17	18.12	16.75	17.69
	2013	20.95	22.33	20.48	21.83	—	—	—	20.36	21.70	19.78	21.09	—	20.49	16.12	16.92	15.77	16.56
	2012	16.44	17.43	16.10	17.07	—	—	—	16.02	16.98	15.60	16.54	—	16.11	12.69	13.25	12.44	—
	2011	14.95	15.76	14.67	15.46	—	—	—	14.60	15.39	14.26	15.03	13.92	14.68	11.57	—	11.38	—
	2010	14.35	15.05	14.11	14.79	—	14.48	—	14.05	14.73	13.76	14.42	13.47	14.12	11.14	—	10.98	—
	2009	12.11	12.62	11.93	12.44	11.71	—	—	11.88	12.39	11.66	12.16	11.45	—	9.43	—	9.32	—
	2008	10.50	—	10.37	—	10.20	—	—	10.33	—	10.17	—	10.00	—	8.20	—	8.13	—
	2007	14.66	—	14.50	—	14.31	—	—	14.46	—	14.27	—	14.07	—	11.49	—	11.41	—
	2006	15.34	—	15.20	—	15.03	—	—	15.17	—	15.00	—	14.83	—	12.05	—	12.00	—
	2005	13.33	—	13.23	—	13.12	—	—	13.21	—	13.10	—	12.98	—	10.50	—	10.48	—

APPENDIX	PROSPECTUS	109

APPENDIX A

7yrEDB = Seven Year Enhanced Death Benefit	GMDB = Guaranteed Minimum Death Benefit LB = Living Benefit
Pre-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked on or before April 23, 2004)
Post-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked after April 23, 2004)	EB = Earnings Benefit

		Regular Basic		7 Year EDB		7 Year EDB and LB or EB		7 Year EDB, LB and EB	Any 1 of: Pre- CAEDB, LB or EB		Any 2 of: Pre- CAEDB, LB and/or EB or Post-CAEDB		Pre-CAEDB, LB and ED or Post- CAEDB and LB or EB		GMDB		GMDB and LB or EB
INVESTMENT OPTION	YEAR END	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND
Franklin Small Cap Value VIP Fund Class 2 (formerly Franklin Small Cap Value Securities Fund Class 2)
	2014	$26.78	$28.71	$26.12	$28.00	$—	$—	$—	$25.96	$27.83	$25.16	$26.97	$—	$—	$17.80	$18.80	$—	$—
	2013	27.10	28.89	26.49	28.23	—	—	—	26.34	28.07	25.59	27.28	—	26.51	18.07	18.97	—	18.56
	2012	20.25	21.46	19.83	21.02	—	—	—	19.72	20.91	19.21	20.37	—	19.84	13.54	14.14	13.28	—
	2011	17.41	18.35	17.08	18.01	—	—	—	17.00	17.92	16.60	17.50	—	17.09	11.68	—	11.48	—
	2010	18.41	19.30	18.10	18.97	—	—	—	18.02	18.89	17.64	18.50	17.27	—	12.39	—	12.21	—
	2009	14.61	15.23	14.40	—	—	—	—	14.34	14.95	14.08	14.67	13.82	—	9.86	—	9.75	—
	2008	11.51	—	11.37	—	—	—	—	11.33	—	11.15	—	10.97	—	7.79	—	7.72	—
	2007	17.50	—	17.31	—	—	—	—	17.26	—	17.02	—	16.79	—	11.88	—	11.80	—
	2006	18.24	—	18.08	—	—	—	—	18.04	—	17.84	—	17.64	—	12.42	—	12.37	—
	2005	15.87	—	15.76	—	—	—	—	15.73	—	15.60	—	15.46	—	10.84	—	—	—
MFS Research Bond Series Service Class
	2014	15.49	16.61	—	16.20	—	—	—	—	16.10	—	15.60	—	—	12.96	13.68	—	13.35
	2013	14.93	15.92	—	15.56	—	15.11	—	14.51	15.47	—	15.03	—	—	12.53	13.15	—	12.87
	2012	15.40	16.32	—	15.98	—	15.57	—	15.00	15.90	—	15.49	—	15.09	12.96	13.53	12.71	—
	2011	14.64	15.43	14.36	15.14	—	14.79	—	14.29	15.07	13.96	14.72	—	14.37	12.35	—	12.15	—
	2010	13.99	14.67	13.76	14.42	13.47	14.12	—	13.70	14.36	13.41	14.06	—	13.76	11.84	—	11.68	—
	2009	13.28	13.85	13.09	—	12.84	—	—	13.04	13.59	12.80	13.34	12.56	—	11.28	—	11.15	—
	2008	11.66	—	11.51	—	11.33	—	11.15	11.48	—	11.29	—	11.11	—	9.93	—	9.84	—
	2007	12.19	—	12.06	—	11.90	—	11.73	12.03	—	11.86	—	11.70	—	10.42	—	10.35	—
	2006	11.94	—	11.84	—	11.70	—	11.57	11.81	—	11.68	—	11.55	—	10.23	—	10.19	—
	2005	11.71	—	11.63	—	11.53	—	11.43	11.61	—	11.51	—	11.41	—	10.06	—	—	—
MFS Core Equity Series Service Class
	2014	22.07	23.65	—	23.07	—	—	—	—	22.93	—	—	—	—	17.33	—	—	—
	2013	20.24	21.57	—	21.08	—	—	—	—	20.96	—	—	—	—	15.94	—	—	—
	2012	15.35	16.27	15.03	—	—	—	—	—	15.85	—	—	—	—	12.13	—	—	—
	2011	13.47	14.20	13.22	—	—	—	—	—	13.87	—	—	—	—	10.68	—	—	—
	2010	13.89	14.56	13.65	—	—	—	—	13.60	14.25	—	—	—	—	11.04	—	—	—
	2009	12.10	12.61	11.92	—	—	—	—	11.87	12.38	—	—	—	—	9.64	—	—	—
	2008	9.31	—	9.19	—	—	—	—	9.16	—	—	—	—	—	7.45	—	—	—
	2007	15.62	—	15.45	—	—	—	—	15.40	—	—	—	14.99	—	12.53	—	—	—
	2006	14.33	—	14.21	—	—	—	—	14.18	—	14.02	—	13.86	—	—	—	—	—
	2005	12.85	—	—	—	—	—	—	12.74	—	12.63	—	12.52	—	—	—	—	—
MFS Growth Series Service Class
	2014	26.73	28.66	—	27.95	—	—	—	—	27.78	—	26.92	—	—	20.92	22.08	—	—
	2013	25.04	26.69	—	26.08	—	—	—	—	25.93	—	25.20	—	—	19.65	20.63	—	—
	2012	18.67	19.79	—	19.38	—	—	—	—	19.28	—	18.78	—	—	14.70	—	—	—
	2011	16.23	17.11	—	16.79	—	—	—	15.85	16.71	15.48	16.32	—	—	12.81	—	—	—
	2010	16.61	17.41	16.33	17.12	—	—	—	16.26	17.05	15.92	16.69	—	—	13.15	—	—	—
	2009	14.70	—	14.48	—	—	—	—	14.43	—	14.16	—	—	—	11.67	—	—	—
	2008	10.89	—	10.75	—	—	—	—	10.72	—	10.55	—	—	—	8.68	—	—	—
	2007	17.75	—	17.56	—	—	—	—	17.51	—	17.27	—	—	—	14.19	—	—	—
	2006	14.95	—	14.81	—	—	—	—	14.78	—	14.62	—	—	—	11.98	—	—	—
	2005	14.14	—	14.04	—	—	—	—	14.02	—	13.89	—	—	—	—	—	—	—
MFS Investors Trust Series Service Class
	2014	22.10	23.69	—	23.11	—	—	—	—	22.97	—	—	—	—	17.43	18.40	—	—
	2013	20.32	21.66	—	21.17	—	—	—	—	21.05	—	—	—	—	16.07	16.88	—	—
	2012	15.70	16.64	—	16.30	—	—	—	15.29	16.21	—	15.79	—	—	12.46	13.00	—	—
	2011	13.45	14.18	—	13.91	—	—	—	13.13	13.84	—	13.52	—	—	10.70	—	—	—
	2010	14.03	14.70	13.79	14.46	—	14.15	—	13.73	14.39	—	14.09	—	—	11.19	—	—	—
	2009	12.87	13.42	12.68	13.22	12.45	—	—	12.64	13.17	12.40	—	—	—	10.31	—	—	—
	2008	10.35	—	10.22	—	10.06	—	—	10.19	—	10.02	—	—	—	8.31	—	—	—
	2007	15.79	—	15.62	—	15.40	—	—	15.57	—	15.36	—	15.15	—	—	—	—	—
	2006	14.60	—	14.47	—	14.31	—	—	14.44	—	14.28	—	14.12	—	—	—	—	—
	2005	13.19	—	13.10	—	12.98	—	—	13.07	—	12.96	—	12.85	—	—	—	—	—

110	PROSPECTUS	APPENDIX

7yrEDB = Seven Year Enhanced Death Benefit	GMDB = Guaranteed Minimum Death Benefit LB = Living Benefit
Pre-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked on or before April 23, 2004)
Post-CAEDB = Contract Anniversary Enhanced Death Benefit (for contracts issued in conjunction with applications postmarked after April 23, 2004)	EB = Earnings Benefit

		Regular Basic		7 Year EDB		7 Year EDB and LB or EB		7 Year EDB, LB and EB	Any 1 of: Pre- CAEDB, LB or EB		Any 2 of: Pre- CAEDB, LB and/or EB or Post-CAEDB		Pre-CAEDB, LB and ED or Post- CAEDB and LB or EB		GMDB		GMDB and LB or EB
INVESTMENT OPTION	YEAR END	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND	0-7 YEARS	8 YEARS AND BEYOND
MFS New Discovery Series Service Class
	2014	$25.02	$26.82	$—	$26.15	$—	$—	$—	$24.25	$25.99	$—	$—	$—	$—	$—	$21.82	$—	$—
	2013	27.52	29.34	—	28.67	—	—	—	26.74	28.51	—	—	—	—	22.81	23.95	—	—
	2012	19.84	21.03	19.42	—	—	—	—	19.32	20.48	—	19.95	—	—	16.49	—	—	—
	2011	16.70	17.60	16.39	—	—	—	—	16.31	17.19	—	16.79	—	—	13.93	—	—	—
	2010	18.99	19.91	18.67	—	—	19.16	—	18.59	19.49	18.20	19.08	—	—	15.88	—	—	—
	2009	14.22	—	14.01	—	13.75	—	—	13.95	14.55	13.70	14.28	—	—	11.93	—	—	—
	2008	8.88	—	8.77	—	8.63	—	—	8.74	—	8.60	—	—	—	7.47	—	—	—
	2007	14.95	—	14.78	—	14.58	—	—	14.74	—	14.54	—	—	—	12.62	—	—	—
	2006	14.88	—	14.75	—	14.58	—	—	14.71	—	14.55	—	—	—	12.59	—	—	—
	2005	13.41	—	13.32	—	13.20	—	—	13.29	—	13.18	—	—	—	11.38	—	—	—
MFS Strategic Income Portfolio Service Class
	2014	16.11	17.26	15.71	16.84	—	—	—	—	16.73	—	16.22	—	—	—	14.03	—	—
	2013	15.92	16.97	15.55	16.58	—	—	—	15.47	16.49	—	16.02	—	—	—	13.83	—	—
	2012	16.00	16.96	15.67	16.61	—	—	—	15.59	16.52	—	16.09	—	—	13.28	—	—	—
	2011	14.72	15.52	14.45	15.23	—	—	—	14.38	15.16	14.04	14.80	—	—	12.26	—	—	—
	2010	14.33	15.03	14.09	14.77	—	—	—	14.03	14.71	13.74	—	—	—	11.97	—	—	—
	2009	13.29	13.85	13.09	13.65	—	—	—	13.04	13.60	12.80	—	—	—	11.13	—	—	—
	2008	10.92	—	10.78	—	—	—	—	10.74	—	10.57	—	—	—	9.17	—	—	—
	2007	12.67	—	12.53	—	—	—	—	12.49	—	12.32	—	12.16	—	10.68	—	—	—
	2006	12.46	—	12.35	—	—	—	—	12.33	—	12.19	—	12.05	—	10.54	—	—	—
	2005	11.92	—	11.84	—	—	—	—	11.82	—	11.72	—	11.62	—	—	—	—	—
MFS Total Return Series Service Class
	2014	17.73	18.92	—	18.48	—	—	—	17.22	18.37	—	17.84	—	17.33	14.23	15.03	—	—
	2013	16.67	17.69	16.32	17.32	—	16.86	—	16.23	17.22	—	16.77	—	16.33	13.43	14.09	—	—
	2012	14.29	15.08	14.01	14.79	—	14.44	—	13.95	14.72	—	14.37	—	14.02	11.54	12.05	—	—
	2011	13.11	13.76	12.88	13.52	—	13.23	—	12.83	13.46	12.55	13.17	12.28	12.89	10.62	—	—	—
	2010	13.13	13.71	12.93	13.50	12.69	—	—	12.88	13.45	12.64	13.19	12.40	—	10.67	—	—	—
	2009	12.19	—	12.03	—	11.83	—	—	11.99	—	11.79	12.24	11.60	—	9.94	—	9.82	—
	2008	10.54	—	10.42	—	10.27	—	—	10.39	—	10.25	—	10.10	—	8.62	—	8.54	—
	2007	13.81	—	13.68	—	13.52	—	—	13.65	—	13.49	—	13.34	—	11.33	—	11.25	—
	2006	13.53	—	13.43	—	13.30	—	—	13.40	—	13.28	—	13.16	—	11.13	—	11.08	—
	2005	12.33	—	12.27	—	12.18	—	—	12.25	—	12.17	—	12.09	—	10.17	—	10.16	—

APPENDIX	PROSPECTUS	111

APPENDIX A

INDIVIDUAL FLEXIBLE PREMIUM

DEFERRED VARIABLE

ANNUITY CONTRACT

Issued Through The Guardian Separate Account Q of

The Guardian Insurance & Annuity Company, Inc.

Statement of Additional Information dated May 1, 2015

This Statement of Additional Information is not a prospectus but should be read in conjunction with the current Prospectus for The Guardian Separate Account Q (marketed under the name “The Guardian Investor Income Access”) dated May 1, 2015.

A free Prospectus is available upon request by writing or calling:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

P.O. Box 26210

Lehigh Valley, Pennsylvania 18002

1-800-221-3253

Read the Prospectus before you invest. Terms used in this Statement of Additional Information shall have the same meaning as in the Prospectus.

EB-014206    3/04

B-1

SERVICES TO THE SEPARATE ACCOUNT

The Guardian Insurance & Annuity Company, Inc. (“GIAC”) maintains the books and records of The Guardian Separate Account Q (the “Separate Account”). GIAC, a wholly owned subsidiary of The Guardian Life Insurance Company of America, acts as custodian of the assets of the Separate Account. GIAC bears all expenses incurred in the operations of the Separate Account, except the mortality and expense risk charge and the administrative charge (as described in the Prospectus), which are borne by the contract owner.

Prior to March 31, 2015, Guardian Investor Services LLC (“GIS”), a wholly owned subsidiary of GIAC, served as principal underwriter for the Separate Account pursuant to a distribution and service agreement between GIAC and GIS. Effective March 31, 2015, Park Avenue Securities LLC (“PAS”), a wholly owned subsidiary of GIAC, serves as principal underwriter for the Separate Account pursuant to a distribution and service agreement between GIAC and PAS. The contracts are offered continuously and are sold by GIAC insurance agents who are registered representatives of either PAS or of other broker-dealers which have selling agreements with PAS and GIAC. GIAC paid commissions through GIS and PAS with respect to the sales of variable annuity contracts in the amount of $106,652,852 in 2012 and $79,857,599 in 2013 and $86,279,922 in 2014.

ANNUITY PAYMENTS

The objective of the contracts is to provide benefit payments (known as annuity payments) which will increase at a rate sufficient to maintain purchasing power at a constant level. For this to occur, the actual net investment return must exceed the assumed investment return by an amount equal to the rate of inflation. Of course, no assurance can be made that this objective will be met. If the assumed interest return were to be increased, benefit payments would start at a higher level but would increase more slowly or decrease more rapidly. Likewise, a lower assumed interest return would provide a lower initial payment with greater increases or lesser decreases in subsequent annuity payments.

Value of an Annuity Unit: The value of an annuity unit is determined independently for each of the Variable Investment Options. For any valuation period, the value of an annuity unit is equal to the value for the immediately preceding valuation period multiplied by the annuity change factor for the current Valuation Period. The annuity unit value for a valuation period is the value determined as of the end of such period. The annuity change factor is equal to the net investment factor for the same valuation period adjusted to neutralize the assumed investment return used in determining the annuity payments. The net investment factor is reduced by (a) the mortality and expense risk charges, (b) administrative expenses and (c) if applicable, any optional benefit rider charge on an annual basis during the life of the contract. The dollar amount of any payment due after the first payment under a Variable Investment Option will be determined by multiplying the number of annuity units by the value of an annuity unit for the valuation period ending ten (10) days prior to the valuation period in which the payment is due.

Determination of the First Annuity Payment: At the time annuity payments begin, the value of the contract owner’s account is determined by multiplying the appropriate variable or fixed accumulation unit value on the valuation period ten (10) days before the date the first variable or fixed annuity payment is due by the corresponding number of variable or fixed accumulation units credited to the contract owner’s account as of the date the first annuity payment is due, less any applicable premium taxes not previously deducted.

The contracts contain tables reflecting the dollar amount of the first monthly payment which can be purchased with each $1,000 of value accumulated under the contract. The amounts depend on the variable or fixed annuity payout option selected, the mortality table used under the contract (the 1983 Individual Mortality Table projected using Scale G) and the nearest age of the Annuitant. The first annuity payment is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. Currently, we are using annuity purchase rates we believe to be more favorable to you than those in your contract. We may change these rates from time to time, but the rate will never be less favorable to you than those guaranteed in your contract.

Determination of the Second and Subsequent Variable Annuity Payments: The amount of the second and subsequent variable annuity payments is determined by multiplying the number of annuity units by the appropriate annuity unit value as of the valuation period ten (10) days prior to the day such payment is due. The number of annuity units under a contract

B-2

is determined by dividing the first variable annuity payment by the value of the appropriate annuity unit on the date of such payment. This number of annuity units remains fixed during the variable annuity payment period, provided no transfers among the Variable Investment Options are made. If a transfer among the Variable Investment Options is made, the number of annuity units will be adjusted accordingly.

The assumed investment return under the contract is the measuring point for subsequent variable annuity payments. If the actual net investment return (on an annual basis) remains equal to the assumed investment return, the variable annuity payments will remain constant in amount. If the actual net investment return exceeds the assumed investment return selected, the variable annuity payment will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than the assumed investment return selected, variable annuity payments will decrease.

We may provide a contract owner with a personalized report to demonstrate how these calculations would have impacted the income stream had the contract owner annuitized the contract at some time in the past. This report is based on historical information and is not necessarily representative of future performance.

TAX STATUS OF THE CONTRACTS

Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

Diversification Requirements. The Internal Revenue Code of 1986, as amended (“Code”) requires that the investments of each investment division of the separate account underlying the contracts be “adequately diversified” in order for the contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

Owner Control. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the contracts, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, we believe that the owner of a contract should not be treated as the owner of the separate account assets. We reserve the right to modify the contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the contracts from being treated as the owners of the underlying separate account assets.

Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Code requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of a holder of the contract. Specifically, section 72(s) requires that (a) if any holder dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such holder’s death; and (b) if any holder dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such holder’s death. These requirements will be considered satisfied as to any portion of a holder’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the holder’s death. The designated beneficiary refers to a natural person designated by the holder as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased holder, the contract may be continued with the surviving spouse as the new holder.

The right of a spouse to continue the contract, and all contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court held Section 3 of the federal Defense of Marriage Act (“DOMA”) unconstitutional and recognizes same-sex marriages which are permitted under individual state laws. Domestic partnerships and civil unions permitted by individual state laws are not recognized as marriages for federal tax purposes. The Department of the Treasury and the Internal Revenue Service have recently determined that for federal tax purposes, same-sex spouses will be determined based on the law of the

B-3

state in which the marriage was celebrated irrespective of the law of the state in which the surviving spouse resides. However, some uncertainty remains regarding the treatment of same-sex spouses. Consult a tax advisor for more information on this subject.

The non-qualified contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to qualified contracts.

TAX QUALIFIED DISTRIBUTIONS UNDER THE GUARANTEED LIFETIME WITHDRAWAL BENEFIT RIDER

For tax qualified distributions under the Guaranteed Lifetime Withdrawal Benefit Rider, the following requirement is applicable.

Your GWA will not be reset and your GWB will not be reduced in excess of the amount of the withdrawal, if withdrawals in a contract year are made solely pursuant to the following tax-qualified distribution programs:

Distributions intended to satisfy the required minimum distribution rules under Internal Revenue Code (“Code”) Section 401 (a) (9) and the Treasury Regulations promulgated thereunder, as applicable, to a qualified retirement plan (Code Section 401), a tax-sheltered annuity (Code Section 403 (b)), an individual retirement account (Code Section 408 (a)), or an individual retirement annuity (Code Section 408 (b)), which required minimum distribution is calculated using the Uniform Life Table (described in Treasury Regulation Section 1.401 (a) (9)-9, Q&A-2) and/or the Joint and Last Survivor Table (described in Treasury Regulation Section 1.401 (a) (9)-9, Q&A-3), and for distributions where the owner dies before entire interest is distributed as described in Code Section 401 (a) (9) (B) (iii) calculated using the Single Life Table (described in Treasury Regulation Section 1.401 (a) (9)-9, Q&A-1), as appropriate (each table as in effect as of January 1, 2004). Only the proportional share allocable to this contract of any required minimum distribution is a tax qualified distribution; or

Your right to make withdrawals pursuant to the tax-qualified distribution program described above is subject to the following requirements and limitations:

(a)	GIAC has been authorized to calculate and make monthly distributions of the tax qualified distributions for the calendar year.

(b)	Each tax qualified distribution is in the amount that GIAC calculates above, based on information that you provide to GIAC and GIAC’s understanding of the Code. GIAC reserves the right to make changes in its calculations as it determines to comply with the Code and Treasury Regulations; and

(c)	No withdrawals (other than tax qualified distributions) are made form the contract during the contract year.

Each tax qualified distribution will decrease your GWB by the amount withdrawn immediately following the tax qualified distribution. For purposes of this tax qualified distribution section, references to owner also include the beneficiary, as applicable. If both the accumulation value of the contract and the GWB are depleted, tax qualified distributions in excess of the GWA are no longer permitted.

CALCULATION OF YIELD QUOTATIONS FOR THE FIDELITY VIP MONEY MARKET PORTFOLIO INVESTMENT DIVISION

The yield of the Investment Division of the Separate Account investing in the Fidelity VIP Money Market Portfolio represents the net change, exclusive of gains and losses realized by the Investment Division of the Fidelity VIP Money Market Portfolio and unrealized appreciation and depreciation with respect to the Fidelity VIP Money Market Portfolio’s portfolio of securities, in the value of a hypothetical pre-existing contract that is credited with one accumulation unit at the beginning of the period for which yield is determined (the “base period”). The base period generally will be a seven-day period. The current yield for a base period is calculated by dividing (1) the net change in the value of the contract for the base period (see “Accumulation Period” in the Prospectus) by (2) the value of the contract at the beginning of the base period and multiplying the result by 365/7. Deductions from purchase payments (for example, any applicable

B-4

premium taxes) and any applicable contingent deferred sales charge assessed at the time of withdrawal or annuitization are not reflected in the computation of current yield of the Investment Division. The determination of net change in contract value reflects all deductions that are charged to a contract owner, in proportion to the length of the base period and the Investment Division’s average contract size.

Yield also may be calculated on an effective or compound basis, which assumes continual reinvestment by the Investment Division throughout an entire year of net income earned by the Investment Division at the same rate as net income is earned in the base period. The effective or compound yield for a base period is calculated by (1) dividing (i) the net change in the value of the contract for the base period by (ii) the value of the contract as of the beginning of the base period, (2) adding 1 to the result, (3) raising the sum to a power equal to 365 divided by the number of days in the base period, and (4) subtracting 1 from the result.

The current and effective yields of the Fidelity VIP Money Market Portfolio Division will vary depending on prevailing interest rates, the operating expenses and the quality, maturity and type of instruments held in the Fidelity VIP Money Market Portfolio. Consequently, no yield quotation should be considered as representative of what the yield of the Investment Division may be for any specified period in the future. The yield is subject to fluctuation and is not guaranteed.

VALUATION OF ASSETS OF THE SEPARATE ACCOUNT

The value of Fund shares held in each Investment Division at the time of each valuation is the redemption value of such shares at such time. If the right to redeem shares of a Fund has been suspended, or payment of redemption value has been postponed for the sole purpose of computing annuity payments, the shares held in the Separate Account (and corresponding annuity units) may be valued at fair value as determined in good faith by GIAC’s Board of Directors.

QUALIFIED PLAN TRANSFERABILITY RESTRICTIONS

Where a contract is owned in conjunction with a retirement plan qualified under the Code, a tax-sheltered annuity program or individual retirement account, and notwithstanding any other provisions of the contract, the contract owner may not change the ownership of the contract nor may the contract be sold, assigned or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than GIAC unless the contract owner is the trustee of an employee trust qualified under the Code, the custodian of a custodial account treated as such, or the employer under a qualified non-trusteed pension plan.

EXPERTS

The statutory basis balance sheets of GIAC as of December 31, 2014 and 2013 and the related statements of operations, of changes in capital and surplus and of cash flows for each of the two years in the period ended December 31, 2014 and the statements of assets and liabilities of Separate Account Q as of December 31, 2014 and the related statements of operations for the year then ended and the statements of changes in net assets for the two years in the period ended December 31, 2014, included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

B-5

FINANCIAL STATEMENTS OF

THE GUARDIAN SEPARATE ACCOUNT Q

The Guardian Separate Account Q

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2014

	RS Large Cap Alpha VIP Series	RS S&P 500 Index VIP Series

Assets:
Shares owned in underlying fund	1,263,008	2,102,519
Net asset value per share (NAV)	50.63	14.97

Total Assets (Shares x NAV)	$63,946,111	$31,474,711

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	34,102	23,754

Net Assets	$63,912,009	$31,450,957

Net Assets: Total
Contract Value in accumulation period	$63,911,652	$31,420,515
Contracts in Payout (annuitization) period	357	30,442

Net Assets	$63,912,009	$31,450,957

Total Units Outstanding	2,558,782	1,370,168

Unit Value (Accumulation, Lowest to Highest)	$19.94 to $26.22	$21.22 to $24.06

Cost of Shares in Underlying Fund	$43,596,172	$16,681,304

STATEMENTS OF OPERATIONS

Year Ended December 31, 2014

	RS Large Cap Alpha VIP Series	RS S&P 500 Index VIP Series

2014 Investment Income
Income:
Reinvested dividends	$781,259	$545,000
Expenses:
Mortality expense risk and administrative charges	1,073,072	495,862

Net investment income/(expense)	(291,813)	49,138

2014 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	7,116,115	3,969,954
Reinvested realized gain distributions	7,815,776	—

Net realized gain/(loss) on investments	14,931,891	3,969,954
Net change in unrealized appreciation/(depreciation) of investments	(7,302,007)	(379,176)

Net realized and unrealized gain/(loss) from investments	7,629,884	3,590,778

2014 Net Increase/(Decrease) in Net Assets Resulting from Operations	$7,338,071	$3,639,916

See notes to financial statements.

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Investment Divisions
RS High Yield VIP Series	RS Low Duration Bond VIP Series	RS Small Cap Growth Equity VIP Series	RS International VIP Series	RS Emerging Markets VIP Series	RS Investment Quality Bond VIP Series	RS Money Market VIP Series

2,309,294	313,896	540,028	3,985,093	276,339	13,059,750	5,399,934
6.90	10.22	17.47	14.63	13.81	12.38	1.00

$15,934,126	$3,208,017	$9,434,289	$58,301,912	$3,816,240	$161,679,703	$5,399,934

13,793	8,830	10,755	39,249	11,371	81,220	$198,969

$15,920,333	$3,199,187	$9,423,534	$58,262,663	$3,804,869	$161,598,483	$5,200,965

$15,919,753	$3,166,006	$9,402,894	$58,256,533	$3,800,109	$161,556,288	$4,670,443
580	33,181	20,640	6,130	4,760	42,195	530,522

$15,920,333	$3,199,187	$9,423,534	$58,262,663	$3,804,869	$161,598,483	$5,200,965

831,112	264,874	275,817	2,912,076	125,115	10,561,293	471,895

$18.00 to $20.41	$10.82 to $12.13	$31.71 to $36.18	$18.45 to $21.06	$29.12 to $33.22	$12.89 to $15.88	$9.12 to $10.08

$17,146,017	$3,273,684	$7,308,943	$63,671,643	$4,937,982	$162,097,953	$5,399,934

Investment Divisions
RS High Yield VIP Series	RS Low Duration Bond VIP Series	RS Small Cap Growth Equity VIP Series	RS International VIP Series	RS Emerging Markets VIP Series	RS Investment Quality Bond VIP Series	RS Money Market VIP Series

$1,098,501	$53,365	$—	$1,268,003	$41,371	$4,762,269	$566

288,004	46,280	148,579	971,155	63,336	2,610,924	80,519

810,497	7,085	(148,579)	296,848	(21,965)	2,151,345	(79,953)

289,922	(9,025)	984,533	2,390,912	261,800	2,258,326	—
430,076	—	1,496,978	4,917,315	72,660	1,230,400	—

719,998	(9,025)	2,481,511	7,308,227	334,460	3,488,726	—
(1,918,682)	(11,189)	(1,585,887)	(11,793,541)	(536,129)	945,974	—

(1,198,684)	(20,214)	895,624	(4,485,314)	(201,669)	4,434,700	—

$(388,187)	$(13,129)	$747,045	$(4,188,466)	$(223,634)	$6,586,045	$(79,953)

B-7

The Guardian Separate Account Q

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2014 (continued)

	Gabelli Capital Asset	Value Line Centurion

Assets:
Shares owned in underlying fund	170,512	9,104
Net asset value per share (NAV)	23.09	20.56

Total Assets (Shares x NAV)	$3,937,120	$187,184

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	11,361	716

Net Assets	$3,925,759	$186,468

Net Assets: Total
Contract Value in accumulation period	$3,915,764	$186,468
Contracts in Payout (annuitization) period	9,995	—

Net Assets	$3,925,759	$186,468

Total Units Outstanding	138,929	10,392

Unit Value (Accumulation, Lowest to Highest)	$19.25 to $29.56	$17.14 to $18.84

Cost of Shares in Underlying Fund	$2,999,386	$120,646

STATEMENTS OF OPERATIONS

Year Ended December 31, 2014 (continued)

	Gabelli Capital Asset	Value Line Centurion

2014 Investment Income
Income:
Reinvested dividends	$18,197	$651
Expenses:
Mortality expense risk and administrative charges	60,075	4,084

Net investment income/(expense)	(41,878)	(3,433)

2014 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	300,872	50,203
Reinvested realized gain distributions	320,805	—

Net realized gain/(loss) on investments	621,677	50,203
Net change in unrealized appreciation/(depreciation) of investments	(621,445)	(26,300)

Net realized and unrealized gain/(loss) from investments	232	23,903

2014 Net Increase/(Decrease) in Net Assets Resulting from Operations	$(41,646)	$20,470

See notes to financial statements.

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Investment Divisions
Value Line Strategic Asset Management Trust	Invesco V.I. American Franchise Series II	Invesco V.I. Value Opportunities Series II	Invesco V.I. Government Securities Series II	Invesco V.I. Mid Cap Core Equity Series II	Invesco V.I. Core Equity Series II	Invesco V.I. Growth & Income Series II

117,636	144,767	79,968	206,303	95,493	4,349	157,038
22.17	53.63	9.79	11.64	13.84	40.54	25.09

$2,607,987	$7,763,843	$782,884	$2,401,373	$1,321,622	$176,317	$3,940,085

7,440	10,759	2,523	7,120	4,128	981	10,776

$2,600,547	$7,753,084	$780,361	$2,394,253	$1,317,494	$175,336	$3,929,309

$2,600,547	$7,749,732	$780,361	$2,365,669	$1,317,326	$175,336	$3,924,236
—	3,352	—	28,584	168	—	5,073

$2,600,547	$7,753,084	$780,361	$2,394,253	$1,317,494	$175,336	$3,929,309

117,898	437,540	45,203	178,439	59,595	8,497	167,444

$17.23 to $22.99	$13.38 to $18.00	$16.26 to $17.43	$11.88 to $13.47	$15.49 to $23.19	$19.79 to $21.21	$16.50 to $24.37

$2,054,957	$4,150,513	$497,007	$2,422,047	$1,027,496	$130,408	$2,670,638

Investment Divisions
Value Line Strategic Asset Management Trust	Invesco V.I. American Franchise Series II	Invesco V.I. Value Opportunities Series II	Invesco V.I. Government Securities Series II	Invesco V.I. Mid Cap Core Equity Series II	Invesco V.I. Core Equity Series II	Invesco V.I. Growth & Income Series II

$12,838	$—	$9,162	$72,642	$—	$1,542	$59,761

36,818	106,463	10,498	34,617	19,406	2,826	56,962

(23,980)	(106,463)	(1,336)	38,025	(19,406)	(1,284)	2,799

105,181	403,875	105,597	700	63,951	26,620	370,404
305,897	—	—	—	153,686	1,097	466,941

411,078	403,875	105,597	700	217,637	27,717	837,345
(203,055)	228,052	(65,323)	22,964	(160,198)	(14,151)	(498,413)

208,023	631,927	40,274	23,664	57,439	13,566	338,932

$184,043	$525,464	$38,938	$61,689	$38,033	$12,282	$341,731

B-9

The Guardian Separate Account Q

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2014 (continued)

	Alger Capital Appreciation Class S	Alliance Bernstein VPS Growth & Income Class B

Assets:
Shares owned in underlying fund	26,225	62,907
Net asset value per share (NAV)	69.08	29.71

Total Assets (Shares x NAV)	$1,811,624	$1,868,981

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	5,405	5,234

Net Assets	$1,806,219	$1,863,747

Net Assets: Total
Contract Value in accumulation period	$1,806,057	$1,862,910
Contracts in Payout (annuitization) period	162	837

Net Assets	$1,806,219	$1,863,747

Total Units Outstanding	57,151	84,772

Unit Value (Accumulation, Lowest to Highest)	$25.58 to $33.48	$15.55 to $22.62

Cost of Shares in Underlying Fund	$1,435,656	$1,267,908

STATEMENTS OF OPERATIONS

Year Ended December 31, 2014 (continued)

	Alger Capital Appreciation Class S	Alliance Bernstein VPS Growth & Income Class B

2014 Investment Income
Income:
Reinvested dividends	$—	$20,646
Expenses:
Mortality expense risk and administrative charges	27,424	25,298

Net investment income/(expense)	(27,424)	(4,652)

2014 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	314,200	123,247
Reinvested realized gain distributions	270,338	—

Net realized gain/(loss) on investments	584,538	123,247
Net change in unrealized appreciation/(depreciation) of investments	(343,536)	19,125

Net realized and unrealized gain/(loss) from investments	241,002	142,372

2014 Net Increase/(Decrease) in Net Assets Resulting from Operations	$213,578	$137,720

See notes to financial statements.

B-10

Investment Divisions
Alliance Bernstein VPS Large Cap Growth Class B	Alliance Bernstein VPS Global Thematic Growth Class B	Alliance Bernstein VPS Real Estate Investment Class B	Alliance Bernstein VPS Value Class B	Davis Financial	Davis Real Estate	Davis Value

13,156	14,804	146,895	61,157	38,062	338,204	5,999,133
47.38	21.15	10.05	15.37	14.98	13.31	11.32

$623,324	$313,101	$1,476,290	$939,988	$570,162	$4,501,494	$67,910,187

2,383	1,067	4,818	2,952	2,270	3,660	37,795

$620,941	$312,034	$1,471,472	$937,036	$567,892	$4,497,834	$67,872,392

$620,624	$312,034	$1,468,755	$936,151	$567,892	$4,497,834	$67,872,390
317	—	2,717	885	—	—	2

$620,941	$312,034	$1,471,472	$937,036	$567,892	$4,497,834	$67,872,392

29,389	20,338	42,237	48,032	37,894	279,404	4,419,664

$20.42 to $21.88	$13.00 to $15.83	$20.35 to $36.60	$18.72 to $20.07	$13.92 to $15.14	$15.17 to $16.49	$14.29 to $15.84

$410,374	$287,473	$1,655,167	$633,672	$516,978	$2,249,269	$60,345,053

Investment Divisions
Alliance Bernstein VPS Large Cap Growth Class B	Alliance Bernstein VPS Global Thematic Growth Class B	Alliance Bernstein VPS Real Estate Investment Class B	Alliance Bernstein VPS Value Class B	Davis Financial	Davis Real Estate	Davis Value

$—	$—	$40,798	$17,782	$6,651	$51,542	$634,833

7,451	4,043	21,028	15,534	10,261	70,922	1,108,310

(7,451)	(4,043)	19,770	2,248	(3,610)	(19,380)	(473,477)

37,604	24,189	(24,755)	187,576	108,835	286,763	4,475,362
—	—	403,892	—	62,386	—	13,740,422

37,604	24,189	379,137	187,576	171,221	286,763	18,215,784
26,286	(11,478)	(79,625)	(93,731)	(93,172)	700,323	(14,762,299)

63,890	12,711	299,512	93,845	78,049	987,086	3,453,485

$56,439	$8,668	$319,282	$96,093	$74,439	$967,706	$2,980,008

B-11

The Guardian Separate Account Q

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2014 (continued)

	Fidelity VIP Balanced Service Class 2	Fidelity VIP Contrafund Service Class 2

Assets:
Shares owned in underlying fund	230,663	4,083,598
Net asset value per share (NAV)	16.61	36.70

Total Assets (Shares x NAV)	$3,831,320	$149,868,057

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	10,355	79,284

Net Assets	$3,820,965	$149,788,773

Net Assets: Total
Contract Value in accumulation period	$3,818,636	$149,774,121
Contracts in Payout (annuitization) period	2,329	14,652

Net Assets	$3,820,965	$149,788,773

Total Units Outstanding	179,153	5,507,637

Unit Value (Accumulation, Lowest to Highest)	$16.55 to $21.57	$18.18 to $28.64

Cost of Shares in Underlying Fund	$3,292,754	$73,694,069

STATEMENTS OF OPERATIONS

Year Ended December 31, 2014 (continued)

	Fidelity VIP Balanced Service Class 2	Fidelity VIP Contrafund Service Class 2

2014 Investment Income
Income:
Reinvested dividends	$48,573	$1,072,900
Expenses:
Mortality expense risk and administrative charges	53,809	2,467,543

Net investment income/(expense)	(5,236)	(1,394,643)

2014 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	89,827	9,430,748
Reinvested realized gain distributions	530,935	2,987,367

Net realized gain/(loss) on investments	620,762	12,418,115
Net change in unrealized appreciation/(depreciation) of investments	(282,541)	3,680,945

Net realized and unrealized gain/(loss) from investments	338,221	16,099,060

2014 Net Increase/(Decrease) in Net Assets Resulting from Operations	$332,985	$14,704,417

See notes to financial statements.

B-12

Investment Divisions
Fidelity VIP Equity-Income Service Class 2	Fidelity VIP Growth Service Class 2	Fidelity VIP Investment Grade Bond Service Class 2	Fidelity VIP Mid Cap Service Class 2	Templeton Growth VIP Class 2	Franklin Rising Dividends VIP Class 2	Franklin Small Cap Value VIP Class 2

943,977	27,658	8,440,855	2,171,262	180,194	697,502	2,050,138
23.83	62.80	12.51	36.84	14.61	29.06	22.32

$22,494,970	$1,736,914	$105,595,091	$79,989,288	$2,632,632	$20,269,412	$45,759,087

21,448	5,070	61,891	53,549	7,646	16,342	29,517

$22,473,522	$1,731,844	$105,533,200	$79,935,739	$2,624,986	$20,253,070	$45,729,570

$22,458,539	$1,727,815	$105,523,641	$79,926,126	$2,620,800	$20,236,496	$45,718,283
14,983	4,029	9,559	9,613	4,186	16,574	11,287

$22,473,522	$1,731,844	$105,533,200	$79,935,739	$2,624,986	$20,253,070	$45,729,570

1,113,181	77,332	7,167,115	2,402,761	151,058	869,398	1,701,587

$14.91 to $21.33	$17.57 to $22.57	$13.62 to $15.44	$31.50 to $35.94	$16.28 to $18.46	$16.75 to $23.99	$17.80 to $28.71

$15,610,394	$1,274,728	$105,283,251	$55,355,603	$2,008,420	$11,815,903	$30,214,790

Investment Divisions
Fidelity VIP Equity-Income Service Class 2	Fidelity VIP Growth Service Class 2	Fidelity VIP Investment Grade Bond Service Class 2	Fidelity VIP Mid Cap Service Class 2	Templeton Growth VIP Class 2	Franklin Rising Dividends VIP Class 2	Franklin Small Cap Value VIP Class 2

$592,084	$—	$2,100,088	$15,116	$43,817	$281,807	$289,416

380,348	23,074	1,733,536	1,377,802	43,353	308,262	788,709

211,736	(23,074)	366,552	(1,362,686)	464	(26,455)	(499,293)

2,013,716	181,386	1,175,560	6,311,788	(28,709)	1,014,104	4,639,396
324,627	—	43,491	1,968,691	—	414,685	3,489,882

2,338,343	181,386	1,219,051	8,280,479	(28,709)	1,428,789	8,129,278
(970,037)	7,390	2,563,697	(3,522,730)	(74,110)	26,816	(8,131,118)

1,368,306	188,776	3,782,748	4,757,749	(102,819)	1,455,605	(1,840)

$1,580,042	$165,702	$4,149,300	$3,395,063	$(102,355)	$1,429,150	$(501,133)

B-13

The Guardian Separate Account Q

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2014 (continued)

	MFS Research Bond Service Class	MFS Core Equity Service Class

Assets:
Shares owned in underlying fund	118,453	6,825
Net asset value per share (NAV)	13.28	25.92

Total Assets (Shares x NAV)	$1,573,056	$176,916

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	4,365	1,200

Net Assets	$1,568,691	$175,716

Net Assets: Total
Contract Value in accumulation period	$1,563,471	$175,716
Contracts in Payout (annuitization) period	5,220	—

Net Assets	$1,568,691	$175,716

Total Units Outstanding	95,006	7,523

Unit Value (Accumulation, Lowest to Highest)	$12.96 to $16.61	$17.33 to $23.65

Cost of Shares in Underlying Fund	$1,490,502	$99,219

STATEMENTS OF OPERATIONS

Year Ended December 31, 2014 (continued)

	MFS Research Bond Service Class	MFS Core Equity Service Class

2014 Investment Income
Income:
Reinvested dividends	$48,374	$943
Expenses:
Mortality expense risk and administrative charges	23,986	2,273

Net investment income/(expense)	24,388	(1,330)

2014 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	67,125	4,272
Reinvested realized gain distributions	—	—

Net realized gain/(loss) on investments	67,125	4,272
Net change in unrealized appreciation/(depreciation) of investments	(14,408)	12,900

Net realized and unrealized gain/(loss) from investments	52,717	17,172

2014 Net Increase/(Decrease) in Net Assets Resulting from Operations	$77,105	$15,842

See notes to financial statements.

B-14

Investment Divisions
MFS Growth Service Class	MFS Investors Trust Service Class	MFS New Discovery Service Class	MFS Strategic Income Service Class	MFS Total Return Service Class

12,847	14,680	44,989	97,357	188,414
38.77	30.13	15.30	9.92	23.95

$498,090	$442,297	$688,329	$965,783	$4,512,527

1,426	2,202	2,468	3,335	3,737

$496,664	$440,095	$685,861	$962,448	$4,508,790

$496,664	$440,095	$685,861	$957,677	$4,503,101
—	—	—	4,771	5,689

$496,664	$440,095	$685,861	$962,448	$4,508,790

17,897	19,134	25,821	57,887	246,843

$20.92 to $28.66	$17.43 to $23.69	$25.02 to $26.82	$15.71 to $17.26	$14.23 to $18.92

$311,418	$305,759	$739,037	$1,017,870	$3,280,663

Investment Divisions
MFS Growth Service Class	MFS Investors Trust Service Class	MFS New Discovery Service Class	MFS Strategic Income Service Class	MFS Total Return Service Class

$—	$3,298	$—	$38,538	$82,521

7,229	5,884	9,496	17,801	70,405

(7,229)	(2,586)	(9,496)	20,737	12,116

116,540	18,902	7,544	(4,169)	158,483
32,723	33,507	161,544	—	127,588

149,263	52,409	169,088	(4,169)	286,071
(108,679)	(13,167)	(237,125)	4,654	28,028

40,584	39,242	(68,037)	485	314,099

$33,355	$36,656	$(77,533)	$21,222	$326,215

B-15

The Guardian Separate Account Q

STATEMENTS OF CHANGES IN NET ASSETS

Years Ended December 31, 2013 and 2014

	RS Large Cap Alpha VIP Series	RS S&P 500 Index VIP Series

2013 Increase/(Decrease) from Operations
Net investment income/(expense)	$(349,599)	$25,682
Net realized gain/(loss) from sale of investments	3,849,733	947,023
Reinvested realized gain distributions	2,404,748	—
Net change in unrealized appreciation/(depreciation) of investments	14,501,322	7,579,461

Net increase/(decrease) resulting from operations	20,406,204	8,552,166

2013 Contract Transactions
Contract purchase payments	241,009	152,429
Transfers between investment divisions, net	(8,366,706)	(2,456,304)
Transfers on account of death	(311,322)	(86,161)
Transfers for annuity benefits, surrenders and partial withdrawals	(4,389,241)	(2,409,044)
Contract fees	(10,711)	(6,781)
Transfers–other	(510,873)	(247,098)

Net increase/(decrease) from contract transactions	(13,347,844)	(5,052,959)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	7,058,360	3,499,207
Net Assets at December 31, 2012	61,639,023	30,608,120

Net Assets at December 31, 2013	$68,697,383	$34,107,327

2014 Increase/(Decrease) from Operations
Net investment income/(expense)	$(291,813)	$49,138
Net realized gain/(loss) from sale of investments	7,116,115	3,969,954
Reinvested realized gain distributions	7,815,776	—
Net change in unrealized appreciation/(depreciation) of investments	(7,302,007)	(379,176)

Net increase/(decrease) resulting from operations	7,338,071	3,639,916

2014 Contract Transactions
Contract purchase payments	281,141	123,506
Transfers between investment divisions, net	(5,053,799)	(2,037,475)
Transfers on account of death	(156,263)	(132,241)
Transfers for annuity benefits, surrenders and partial withdrawals	(6,675,503)	(3,995,605)
Contract fees	(9,348)	(6,022)
Transfers–other	(509,673)	(248,449)

Net increase/(decrease) from contract transactions	(12,123,445)	(6,296,286)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	(4,785,374)	(2,656,370)
Net Assets at December 31, 2013	68,697,383	34,107,327

Net Assets at December 31, 2014	$63,912,009	$31,450,957

See notes to financial statements.

B-16

Investment Division
RS High Yield VIP Series	RS Low Duration Bond VIP Series	RS Small Cap Growth Equity VIP Series	RS International VIP Series	RS Emerging Markets VIP Series	RS Investment Quality Bond VIP Series	RS Money Market VIP Series

$838,066	$2,751	$(156,035)	$(207,690)	$(68,604)	$1,786,538	$(89,723)
585,588	(28,049)	1,697,623	3,834,698	(112,030)	759,265	—
—	302	1,419,488	16,465,537	716,486	771,763	—
(552,264)	(20,710)	648,139	(9,800,459)	(846,576)	(8,805,800)	—

871,390	(45,706)	3,609,215	10,292,086	(310,724)	(5,488,234)	(89,723)

70,908	2,536	44,683	209,462	38,548	701,880	98,644
649,143	382,929	(1,367,080)	(1,063,801)	(214,043)	26,903,698	715,573
(84,617)	(28,354)	(23,957)	(203,732)	(28,262)	(834,648)	(179,305)
(1,640,184)	(1,117,280)	(787,225)	(3,854,263)	(693,639)	(12,738,653)	(1,798,561)
(2,647)	(910)	(2,333)	(9,107)	(2,484)	(25,053)	(3,212)
(144,732)	(7,876)	(61,955)	(489,349)	(6,972)	(1,273,376)	(7,545)

(1,152,129)	(768,955)	(2,197,867)	(5,410,790)	(906,852)	12,733,848	(1,174,406)

—	—	—	—	—	—	6,527

(280,739)	(814,661)	1,411,348	4,881,296	(1,217,576)	7,245,614	(1,257,602)
17,418,072	4,367,387	8,250,596	59,550,184	6,153,374	163,740,644	6,257,385

$17,137,333	$3,552,726	$9,661,944	$64,431,480	$4,935,798	$170,986,258	$4,999,783

$810,497	$7,085	$(148,579)	$296,848	$(21,965)	$2,151,345	$(79,953)
289,922	(9,025)	984,533	2,390,912	261,800	2,258,326	—
430,076	—	1,496,978	4,917,315	72,660	1,230,400	—
(1,918,682)	(11,189)	(1,585,887)	(11,793,541)	(536,129)	945,974	—

(388,187)	(13,129)	747,045	(4,188,466)	(223,634)	6,586,045	(79,953)

37,106	2,436	40,163	229,527	36,903	741,202	69,556
481,964	426,911	(303,275)	4,401,572	(260,030)	5,531,356	1,156,570
(36,283)	(30,274)	(8,739)	(198,665)	(11,958)	(660,433)	(28,061)
(1,166,086)	(731,017)	(646,468)	(5,911,200)	(665,195)	(20,273,196)	(851,379)
(2,216)	(705)	(2,051)	(7,989)	(1,793)	(22,374)	(2,696)
(143,298)	(7,761)	(65,085)	(493,596)	(5,222)	(1,290,375)	(71,883)

(828,813)	(340,410)	(985,455)	(1,980,351)	(907,295)	(15,973,820)	272,107

—	—	—	—	—	—	9,028

(1,217,000)	(353,539)	(238,410)	(6,168,817)	(1,130,929)	(9,387,775)	201,182
17,137,333	3,552,726	9,661,944	64,431,480	4,935,798	170,986,258	4,999,783

$15,920,333	$3,199,187	$9,423,534	$58,262,663	$3,804,869	$161,598,483	$5,200,965

B-17

The Guardian Separate Account Q

STATEMENTS OF CHANGES IN NET ASSETS

Years Ended December 31, 2013 and 2014 (continued)

	Gabelli Capital Asset	Value Line Centurion

2013 Increase/(Decrease) from Operations
Net investment income/(expense)	$(40,163)	$(3,176)
Net realized gain/(loss) from sale of investments	163,357	13,031
Reinvested realized gain distributions	363,784	—
Net change in unrealized appreciation/(depreciation) of investments	876,839	61,006

Net increase/(decrease) resulting from operations	1,363,817	70,861

2013 Contract Transactions
Contract purchase payments	25,611	1,784
Transfers between investment divisions, net	(72,910)	(16,130)
Transfers on account of death	(5,561)	—
Transfers for annuity benefits, surrenders and partial withdrawals	(647,797)	(25,626)
Contract fees	(2,049)	(127)
Transfers–other	(4,889)	(127)

Net increase/(decrease) from contract transactions	(707,595)	(40,226)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	656,222	30,635
Net Assets at December 31, 2012	4,165,160	256,591

Net Assets at December 31, 2013	$4,821,382	$287,226

2014 Increase/(Decrease) from Operations
Net investment income/(expense)	$(41,878)	$(3,433)
Net realized gain/(loss) from sale of investments	300,872	50,203
Reinvested realized gain distributions	320,805	—
Net change in unrealized appreciation/(depreciation) of investments	(621,445)	(26,300)

Net increase/(decrease) resulting from operations	(41,646)	20,470

2014 Contract Transactions
Contract purchase payments	36,946	264
Transfers between investment divisions, net	(175,017)	(7,196)
Transfers on account of death	(8,493)	(2,521)
Transfers for annuity benefits, surrenders and partial withdrawals	(701,523)	(111,540)
Contract fees	(1,828)	(103)
Transfers–other	(4,062)	(132)

Net increase/(decrease) from contract transactions	(853,977)	(121,228)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	(895,623)	(100,758)
Net Assets at December 31, 2013	4,821,382	287,226

Net Assets at December 31, 2014	$3,925,759	$186,468

See notes to financial statements.

B-18

Investment Divisions
Value Line Strategic Asset Management Trust	Invesco V.I. American Franchise Series II	Invesco V.I. Value Opportunities Series II	Invesco V.I. Government Securities Series II	Invesco V.I. Mid Cap Core Equity Series II	Invesco V.I. Core Equity Series II	Invesco V.I. Growth & Income Series II

$(19,322)	$(110,716)	$(3,275)	$48,936	$(14,971)	$(534)	$(19,657)
72,874	99,158	20,451	19,755	23,816	10,036	214,639
235,164	—	—	—	93,969	—	40,385
244,412	2,674,331	241,736	(193,230)	237,799	37,584	1,197,276

533,128	2,662,773	258,912	(124,539)	340,613	47,086	1,432,643

8,526	37,216	—	7,222	9,316	556	22,177
(43,503)	(1,119,571)	(188,401)	33,850	(198,480)	7,352	(958,173)
(40,285)	(94,476)	(27,063)	(7,324)	(11,452)	—	—
(380,219)	(755,482)	(87,269)	(433,265)	(93,637)	(59,699)	(623,923)
(1,067)	(1,671)	(351)	(1,102)	(423)	(56)	(1,611)
(3,790)	(52,814)	(1,390)	(6,665)	(723)	(175)	(15,931)

(460,338)	(1,986,798)	(304,474)	(407,284)	(295,399)	(52,022)	(1,577,461)

—	—	—	—	—	—	—

72,790	675,975	(45,562)	(531,823)	45,214	(4,936)	(144,818)
2,872,245	7,789,837	959,536	3,139,288	1,356,392	189,530	5,006,112

$2,945,035	$8,465,812	$913,974	$2,607,465	$1,401,606	$184,594	$4,861,294

$(23,980)	$(106,463)	$(1,336)	$38,025	$(19,406)	$(1,284)	$2,799
105,181	403,875	105,597	700	63,951	26,620	370,404
305,897	—	—	—	153,686	1,097	466,941
(203,055)	228,052	(65,323)	22,964	(160,198)	(14,151)	(498,413)

184,043	525,464	38,938	61,689	38,033	12,282	341,731

14,646	18,796	350	8,336	1,263	2,911	9,931
(9,705)	(302,417)	(12,219)	5,514	(45,794)	3,588	(120,710)
—	(213,203)	—	(13,730)	—	—	(14,184)
(529,491)	(693,111)	(157,871)	(268,004)	(76,535)	(27,768)	(1,131,857)
(924)	(1,329)	(317)	(911)	(397)	(65)	(1,439)
(3,057)	(46,928)	(2,494)	(6,106)	(682)	(206)	(15,457)

(528,531)	(1,238,192)	(172,551)	(274,901)	(122,145)	(21,540)	(1,273,716)

—	—	—	—	—	—	—

(344,488)	(712,728)	(133,613)	(213,212)	(84,112)	(9,258)	(931,985)
2,945,035	8,465,812	913,974	2,607,465	1,401,606	184,594	4,861,294

$2,600,547	$7,753,084	$780,361	$2,394,253	$1,317,494	$175,336	$3,929,309

B-19

The Guardian Separate Account Q

STATEMENTS OF CHANGES IN NET ASSETS

Years Ended December 31, 2013 and 2014 (continued)

	Alger Capital Appreciation Class S	Alliance Bernstein VPS Growth & Income Class B

2013 Increase/(Decrease) from Operations
Net investment income/(expense)	$(30,241)	$(8,976)
Net realized gain/(loss) from sale of investments	280,257	36,256
Reinvested realized gain distributions	215,915	—
Net change in unrealized appreciation/(depreciation) of investments	92,845	421,316

Net increase/(decrease) resulting from operations	558,776	448,596

2013 Contract Transactions
Contract purchase payments	4,737	1,718
Transfers between investment divisions, net	(231,349)	591,635
Transfers on account of death	—	(309)
Transfers for annuity benefits, surrenders and partial withdrawals	(265,976)	(255,716)
Contract fees	(854)	(614)
Transfers–other	(1,624)	(2,078)

Net increase/(decrease) from contract transactions	(495,066)	334,636

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	63,710	783,232
Net Assets at December 31, 2012	1,990,903	1,327,123

Net Assets at December 31, 2013	$2,054,613	$2,110,355

2014 Increase/(Decrease) from Operations
Net investment income/(expense)	$(27,424)	$(4,652)
Net realized gain/(loss) from sale of investments	314,200	123,247
Reinvested realized gain distributions	270,338	—
Net change in unrealized appreciation/(depreciation) of investments	(343,536)	19,125

Net increase/(decrease) resulting from operations	213,578	137,720

2014 Contract Transactions
Contract purchase payments	4,120	1,707
Transfers between investment divisions, net	93,791	(200,857)
Transfers on account of death	—	—
Transfers for annuity benefits, surrenders and partial withdrawals	(557,088)	(182,586)
Contract fees	(725)	(590)
Transfers–other	(2,070)	(2,002)

Net increase/(decrease) from contract transactions	(461,972)	(384,328)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	(248,394)	(246,608)
Net Assets at December 31, 2013	2,054,613	2,110,355

Net Assets at December 31, 2014	$1,806,219	$1,863,747

See notes to financial statements.

B-20

Investment Divisions
Alliance Bernstein VPS Large Cap Growth Class B	Alliance Bernstein VPS Global Thematic Growth Class B	Alliance Bernstein VPS Real Estate Investment Class B	Alliance Bernstein VPS Value Class B	Davis Financial	Davis Real Estate	Davis Value

$(8,044)	$(3,727)	$(6,074)	$7,306	$(4,865)	$(31,291)	$(629,864)
68,568	4,409	328,045	5,815	24,748	180,534	459,660
—	—	212,963	—	—	—	4,960,917
91,993	46,325	(450,494)	318,658	117,844	(266,339)	14,268,330

152,517	47,007	84,440	331,779	137,727	(117,096)	19,059,043

1,007	2,616	6,726	5,132	4,407	27,481	227,400
(84,543)	2,131	(424,729)	168,946	337,281	30,172	(6,574,104)
—	—	(2,469)	(3,426)	(6,755)	(9,446)	(294,267)
(66,463)	(22,988)	(411,151)	(103,566)	(36,687)	(136,255)	(4,375,664)
(267)	(191)	(923)	(466)	(184)	(744)	(9,752)
(631)	(342)	(2,386)	(1,406)	(311)	(1,752)	(570,510)

(150,897)	(18,774)	(834,932)	65,214	297,751	(90,544)	(11,596,897)

—	—	—	—	—	—	—

1,620	28,233	(750,492)	396,993	435,478	(207,640)	7,462,146
523,244	234,228	2,280,302	901,973	370,399	4,084,005	66,193,541

$524,864	$262,461	$1,529,810	$1,298,966	$805,877	$3,876,365	$73,655,687

$(7,451)	$(4,043)	$19,770	$2,248	$(3,610)	$(19,380)	$(473,477)
37,604	24,189	(24,755)	187,576	108,835	286,763	4,475,362
—	—	403,892	—	62,386	—	13,740,422
26,286	(11,478)	(79,625)	(93,731)	(93,172)	700,323	(14,762,299)

56,439	8,668	319,282	96,093	74,439	967,706	2,980,008

1,296	4,691	3,639	16,921	2,953	61,046	244,809
58,749	87,106	(78,245)	(245,819)	(93,245)	(34,914)	(1,254,980)
—	—	(2,913)	—	(4,903)	(31,751)	(267,635)
(19,494)	(50,234)	(297,115)	(227,152)	(216,760)	(338,390)	(6,908,390)
(258)	(199)	(774)	(430)	(154)	(542)	(8,542)
(655)	(459)	(2,212)	(1,543)	(315)	(1,686)	(568,565)

39,638	40,905	(377,620)	(458,023)	(312,424)	(346,237)	(8,763,303)

—	—	—	—	—	—	—

96,077	49,573	(58,338)	(361,930)	(237,985)	621,469	(5,783,295)
524,864	262,461	1,529,810	1,298,966	805,877	3,876,365	73,655,687

$620,941	$312,034	$1,471,472	$937,036	$567,892	$4,497,834	$67,872,392

B-21

The Guardian Separate Account Q

STATEMENTS OF CHANGES IN NET ASSETS

Years Ended December 31, 2013 and 2014 (continued)

	Fidelity VIP Balanced Service Class 2	Fidelity VIP Contrafund Service Class 2

2013 Increase/(Decrease) from Operations
Net investment income/(expense)	$1,787	$(1,471,259)
Net realized gain/(loss) from sale of investments	26,864	(16,118,842)
Reinvested realized gain distributions	170,017	42,962
Net change in unrealized appreciation/(depreciation) of investments	404,872	56,548,295

Net increase/(decrease) resulting from operations	603,540	39,001,156

2013 Contract Transactions
Contract purchase payments	37,689	800,711
Transfers between investment divisions, net	524,862	(11,385,553)
Transfers on account of death	(5,711)	(1,024,335)
Transfers for annuity benefits, surrenders and partial withdrawals	(302,530)	(11,412,479)
Contract fees	(1,572)	(24,582)
Transfers–other	(2,456)	(1,155,992)

Net increase/(decrease) from contract transactions	250,282	(24,202,230)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	853,822	14,798,926
Net Assets at December 31, 2012	3,390,956	146,573,613

Net Assets at December 31, 2013	$4,244,778	$161,372,539

2014 Increase/(Decrease) from Operations
Net investment income/(expense)	$(5,236)	$(1,394,643)
Net realized gain/(loss) from sale of investments	89,827	9,430,748
Reinvested realized gain distributions	530,935	2,987,367
Net change in unrealized appreciation/(depreciation) of investments	(282,541)	3,680,945

Net increase/(decrease) resulting from operations	332,985	14,704,417

2014 Contract Transactions
Contract purchase payments	28,640	832,338
Transfers between investment divisions, net	(76,267)	(8,354,406)
Transfers on account of death	(231,055)	(808,444)
Transfers for annuity benefits, surrenders and partial withdrawals	(474,374)	(16,785,097)
Contract fees	(1,464)	(21,704)
Transfers–other	(2,278)	(1,150,870)

Net increase/(decrease) from contract transactions	(756,798)	(26,288,183)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	(423,813)	(11,583,766)
Net Assets at December 31, 2013	4,244,778	161,372,539

Net Assets at December 31, 2014	$3,820,965	$149,788,773

See notes to financial statements.

B-22

Investment Divisions
Fidelity VIP Equity-Income Service Class 2	Fidelity VIP Growth Service Class 2	Fidelity VIP Investment Grade Bond Service Class 2	Fidelity VIP Mid Cap Service Class 2	Templeton Growth VIP Class 2	Franklin Rising Dividends VIP Class 2	Franklin Small Cap Value VIP Class 2

$129,686	$(17,129)	$577,790	$(1,209,506)	$38,650	$(33,689)	$(220,140)
1,791,185	165,912	870,891	4,643,357	(172,295)	639,367	6,573,391
1,549,042	1,047	1,370,142	10,227,258	—	—	804,514
1,916,028	205,474	(6,782,692)	9,668,776	1,018,661	4,594,348	6,744,041

5,385,941	355,304	(3,963,869)	23,329,885	885,016	5,200,026	13,901,806

78,834	9,578	458,900	552,437	17,971	47,107	350,244
(1,162,194)	418,622	17,443,076	(7,101,836)	(41,151)	(1,455,948)	(6,226,277)
(69,650)	—	(604,925)	(632,155)	(3,681)	(9,870)	(449,117)
(1,811,059)	(176,767)	(8,018,095)	(5,821,404)	(568,894)	(2,077,915)	(3,642,118)
(3,503)	(549)	(13,419)	(12,463)	(1,243)	(4,314)	(6,840)
(185,719)	(1,159)	(869,114)	(663,812)	(6,824)	(117,779)	(379,704)

(3,153,291)	249,725	8,396,423	(13,679,233)	(603,822)	(3,618,719)	(10,353,812)

—	—	—	—	—	—	—

2,232,650	605,029	4,432,554	9,650,652	281,194	1,581,307	3,547,994
22,197,807	1,081,644	102,883,910	76,257,274	3,283,255	20,373,042	45,985,484

$24,430,457	$1,686,673	$107,316,464	$85,907,926	$3,564,449	$21,954,349	$49,533,478

$211,736	$(23,074)	$366,552	$(1,362,686)	$464	$(26,455)	$(499,293)
2,013,716	181,386	1,175,560	6,311,788	(28,709)	1,014,104	4,639,396
324,627	—	43,491	1,968,691	—	414,685	3,489,882
(970,037)	7,390	2,563,697	(3,522,730)	(74,110)	26,816	(8,131,118)

1,580,042	165,702	4,149,300	3,395,063	(102,355)	1,429,150	(501,133)

80,630	3,024	400,762	391,283	13,262	133,470	264,526
(918,882)	118,800	5,212,045	(1,289,782)	(15,918)	(351,534)	1,988,263
(78,088)	—	(644,908)	(225,825)	(8,219)	(158,406)	(161,058)
(2,428,842)	(240,413)	(10,010,747)	(7,558,453)	(819,126)	(2,636,672)	(5,012,835)
(3,155)	(567)	(11,827)	(10,968)	(1,101)	(3,792)	(5,939)
(188,640)	(1,375)	(877,889)	(673,505)	(6,006)	(113,495)	(375,732)

(3,536,977)	(120,531)	(5,932,564)	(9,367,250)	(837,108)	(3,130,429)	(3,302,775)

—	—	—	—	—	—	—

(1,956,935)	45,171	(1,783,264)	(5,972,187)	(939,463)	(1,701,279)	(3,803,908)
24,430,457	1,686,673	107,316,464	85,907,926	3,564,449	21,954,349	49,533,478

$22,473,522	$1,731,844	$105,533,200	$79,935,739	$2,624,986	$20,253,070	$45,729,570

B-23

The Guardian Separate Account Q

STATEMENTS OF CHANGES IN NET ASSETS

Years Ended December 31, 2013 and 2014 (continued)

	MFS Research Bond Service Class	MFS Core Equity Service Class

2013 Increase/(Decrease) from Operations
Net investment income/(expense)	$(6,998)	$(1,114)
Net realized gain/(loss) from sale of investments	65,841	21,773
Reinvested realized gain distributions	8,592	—
Net change in unrealized appreciation/(depreciation) of investments	(124,772)	29,488

Net increase/(decrease) resulting from operations	(57,337)	50,147

2013 Contract Transactions
Contract purchase payments	8,384	260
Transfers between investment divisions, net	(49,631)	(51,087)
Transfers on account of death	(4,050)	—
Transfers for annuity benefits, surrenders and partial withdrawals	(184,532)	(5,753)
Contract fees	(767)	(58)
Transfers–other	(2,232)	(78)

Net increase/(decrease) from contract transactions	(232,828)	(56,716)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	(290,165)	(6,569)
Net Assets at December 31, 2012	2,192,248	174,369

Net Assets at December 31, 2013	$1,902,083	$167,800

2014 Increase/(Decrease) from Operations
Net investment income/(expense)	$24,388	$(1,330)
Net realized gain/(loss) from sale of investments	67,125	4,272
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	(14,408)	12,900

Net increase/(decrease) resulting from operations	77,105	15,842

2014 Contract Transactions
Contract purchase payments	62,856	40
Transfers between investment divisions, net	(189,462)	—
Transfers on account of death	(159,609)	—
Transfers for annuity benefits, surrenders and partial withdrawals	(121,607)	(7,838)
Contract fees	(683)	(45)
Transfers–other	(1,992)	(83)

Net increase/(decrease) from contract transactions	(410,497)	(7,926)

Actuarial Increase/(Decrease) in Reserves for Contracts in Payout Period	—	—

Total Increase/(Decrease) in Net Assets	(333,392)	7,916
Net Assets at December 31, 2013	1,902,083	167,800

Net Assets at December 31, 2014	$1,568,691	$175,716

See notes to financial statements.

B-24

Investor Divisions
MFS Growth Service Class	MFS Investors Trust Service Class	MFS New Discovery Service Class	MFS Strategic Income Service Class	MFS Total Return Service Class

$(9,580)	$(2,457)	$(11,231)	$181,511	$8,105
104,097	29,957	39,931	(15,691)	12,777
4,414	—	6,309	—	—
94,319	98,092	204,539	(178,187)	807,944

193,250	125,592	239,548	(12,367)	828,826

6,525	180	2,446	8,514	24,183
(126,850)	(77,938)	221,365	(599,459)	(68,411)
(18,923)	(11,237)	(39,242)	(33,871)	(4,832)
(147,901)	(41,829)	(105,189)	(219,509)	(663,142)
(409)	(140)	(463)	(397)	(1,940)
(565)	(413)	(499)	(846)	(9,631)

(288,123)	(131,377)	78,418	(845,568)	(723,773)

—	—	—	—	—

(94,873)	(5,785)	317,966	(857,935)	105,053
736,943	486,886	603,368	2,142,187	5,116,861

$642,070	$481,101	$921,334	$1,284,252	$5,221,914

$(7,229)	$(2,586)	$(9,496)	$20,737	$12,116
116,540	18,902	7,544	(4,169)	158,483
32,723	33,507	161,544	—	127,588
(108,679)	(13,167)	(237,125)	4,654	28,028

33,355	36,656	(77,533)	21,222	326,215

3,496	—	3,261	52,997	47,110
(2,334)	(50,954)	(67,084)	(69,722)	(19,445)
—	—	—	(50,233)	(245,698)
(178,983)	(26,166)	(93,255)	(274,913)	(810,449)
(357)	(129)	(336)	(296)	(1,733)
(583)	(413)	(526)	(859)	(9,124)

(178,761)	(77,662)	(157,940)	(343,026)	(1,039,339)

—	—	—	—	—

(145,406)	(41,006)	(235,473)	(321,804)	(713,124)
642,070	481,101	921,334	1,284,252	5,221,914

$496,664	$440,095	$685,861	$962,448	$4,508,790

B-25

THE GUARDIAN SEPARATE ACCOUNT Q

NOTES TO FINANCIAL STATEMENTS (December 31, 2014)

NOTE 1 — ORGANIZATION

The Guardian Separate Account Q (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was organized by The Guardian Insurance & Annuity Company, Inc. (GIAC) on March 14, 2002, and commenced operations on July 22, 2002. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian). GIAC issues the individual and group deferred variable annuity contracts offered through the Account. GIAC provides for accumulations and benefits under the contracts by crediting the net premium purchase payments to one or more investment divisions established within the Account or to the Fixed Rate Option (FRO), as selected by the contract owner. Amounts allocated to the FRO are maintained by GIAC in its general account. The contract owner may transfer his or her contract value among the forty-three investment options within the Account, or the FRO. However, a contract owner may only invest in up to twenty investment options, including the FRO, at any time. Contract owners who qualify may also purchase either a seven year or contract anniversary Enhanced Death Benefit Rider or a Guaranteed Minimum Death Benefit Rider (GMDB) and elect a Living Benefit Rider and/or Earnings Benefit Rider, which may provide greater benefits than the proceeds payable under the basic contract.

The forty-three investment options of the Account correspond to the following underlying mutual funds and classes of shares in which the investment option invests (collectively, the Funds and individually, a Fund):

RS Large Cap Alpha VIP Series

RS S&P 500 Index VIP Series

RS High Yield VIP Series

RS Low Duration Bond VIP Series

RS Small Cap Growth Equity VIP Series

RS International VIP Series

RS Emerging Markets VIP Series

RS Investment Quality Bond VIP Series

RS Money Market VIP Series

Gabelli Capital Asset Fund

Value Line Centurion Fund

Value Line Strategic Asset Management Trust

Invesco V.I. American Franchise Fund Series II

Invesco V.I. Value Opportunities Fund Series II

Invesco V. I. Government Securities Fund Series II

Invesco V.I. Mid Cap Core Equity Fund Series II

Invesco V.I. Core Equity Fund Series II

Invesco V.I. Growth & Income Fund Series II

Alger Capital Appreciation Portfolio Class S

AllianceBernstein VPS Growth & Income Portfolio Class B

AllianceBernstein VPS Large Cap Growth Portfolio Class B

AllianceBernstein VPS Global Thematic Growth Portfolio Class B

AllianceBernstein VPS Real Estate Investment Portfolio Class B

AllianceBernstein VPS Value Portfolio Class B

Davis Financial Portfolio

Davis Real Estate Portfolio

Davis Value Portfolio

Fidelity VIP Balanced Portfolio Service Class 2

Fidelity VIP Contrafund Portfolio Service Class 2

Fidelity VIP Equity-Income Portfolio Service Class 2

Fidelity VIP Growth Portfolio Service Class 2

Fidelity VIP Investment Grade Bond Portfolio
Service Class 2

Fidelity VIP Mid Cap Portfolio Service Class 2

Templeton Growth VIP Fund Class 2 (formerly
Templeton Growth Securities Fund Class 2)

Franklin Rising Dividends VIP Fund Class 2(formerly Franklin Rising Dividends Securities Fund Class 2)

Franklin Small Cap Value VIP Fund Class 2(formerly Franklin Small Cap Value Securities Fund Class 2)

MFS Research Bond Series Service Class

MFS Core Equity Series Service Class

MFS Growth Series Service Class

MFS Investors Trust Series Service Class

MFS New Discovery Series Service Class

MFS Strategic Income Portfolio Service Class

MFS Total Return Series Service Class

A tax-qualified and a non-tax-qualified investment division has been established within each investment option available in the Account.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make annuity payments, are obligations of GIAC.

B-26

The Guardian Separate Account Q

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (continued)

The changes in net assets maintained in the Account provide the basis for the periodic determination of benefits under the policies. The net assets are sufficient to fund the amount required under the state insurance law to provide for death benefits (without regard to the policy’s minimum death benefit guarantee, guaranteed minimum income benefit or guaranteed minimum withdrawal benefit) and other policy benefits. Assets are held in GIAC’s general account to cover the contingency that a policy’s guaranteed benefit might exceed the benefit that would have been payable in the absence of such guarantee.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The following is a summary of significant accounting policies of the Account:

Investments

(a)	Net proceeds of payments made by contract owners to the Account are invested by the Account’s investment divisions in shares of the corresponding Funds at net asset value. All distributions made by the Fund are reinvested in shares of the same Fund.

(b)	The market value of the investments in the Funds is based on the net asset value of the respective Funds as of their close of business on the valuation date.

(c)	Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date. Realized gains and losses are determined based on the cost of securities sold.

(d)	The cost of investments sold is determined on a first in, first out (FIFO) basis.

The guidance pertaining to the disclosure of fair value measurements requires (1) the separate disclosure of significant transfers in and out of Level 1 and Level 2 fair value measurements, (2) additional breakout of the information presented in reconciliation of Level 3 fair value measurements, and (3) increased disclosure about inputs and valuation techniques used to measure fair value. For the year ended December 31, 2014, there were no transfers in and out of Level 1 and Level 2, and there were no Level 3 fair value measurement items requiring reconciliation.

The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based on observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect management’s view of market assumptions based on internally developed data in the absence of observable market information. The guidance requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs when determining the fair value of an asset or liability. The statement classifies all assets and liabilities carried or disclosed at fair value in one of the following three categories:

Level 1 — inputs are unadjusted quoted market prices available in active markets for identical assets on the reporting date. Assets in this category generally include actively traded registered mutual funds.

Level 2 — inputs are quoted prices for similar instruments in active markets, or quoted prices for identical or similar instruments in markets that are not active.

Level 3 — inputs are unobservable where there is little or no market activity and assumptions are based on internally derived information. Assets in this category generally include all other types of investments that do not meet the criteria of Level 1 or 2. As of December 31, 2014, none of the Account investments are considered Level 3.

The Account invests in various registered mutual funds managed by RS Investment Management Co., an affiliated company, and unaffiliated third parties. The fair value of the registered mutual funds is based upon the reported net asset values (“NAVs”) as provided by the fund manager. The Fair Value Hierarchy level of the Account net assets is based on observable market inputs of the registered mutual funds as published on recognized market exchanges. GIAC’s management reviews each mutual fund’s liquidity in order to determine the level at which those investments should be reported. Generally, actively traded registered mutual funds are considered Level 1.

B-27

The Guardian Separate Account Q

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (continued)

As of December 31, 2014, all investments of the Account were in actively traded registered mutual funds and were considered Level 1 with a total fair value of $897,180,055.

The guidance indicates that entities should determine whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. The guidance also indicates that entities should consider and evaluate the impact of decreased market activity and whether transactions are orderly in arriving at a fair value for its assets and liabilities, including evaluating whether values provided by pricing services are based on current information that reflects orderly transactions. As of December 31, 2014, none of the Account’s registered mutual funds investments’ level of trading activities is considered to have significantly decreased.

There were no financial instrument liabilities held by the Account as of December 31, 2014, or during the twelve months then ended.

Subsequent Events

The Account considers events occurring after the balance sheet date but prior to March 12, 2015, the issuance of the financial statements to be subsequent events requiring disclosure. There were no subsequent events requiring recognition or disclosure in the financial statements.

Individual Mortality Table Used and the Assumed Investment Return

Net assets allocated to payout contracts involving life contingencies are computed according to the 1971, 1983, 2000 and 2012 Individual Annuity Mortality Tables and the assumed investment return is between 3.0%—6.0%, as applicable based on the annuitization date. The mortality risk is fully borne by GIAC and may result in additional amounts being transferred into the Account to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the general account of GIAC.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of Guardian, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, Guardian does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, there is no charge to the Account for federal income taxes. Guardian will review, as needed, the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Under the provisions of Section 817(h) of the IRC, a variable annuity contract will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Internal Revenue Service has issued regulations under section 817(h) of IRC. Guardian believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

B-28

The Guardian Separate Account Q

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (continued)

NOTE 3 — PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year December 31, 2014, were as follows:

	Purchases	Sales
RS Large Cap Alpha VIP Series	$8,822,578	$13,432,988
RS S&P 500 Index VIP Series	930,091	7,179,377
RS High Yield VIP Series	2,167,631	1,760,867
RS Low Duration Bond VIP Series	593,703	928,747
RS Small Cap Growth Equity VIP Series	1,989,015	1,626,491
RS International VIP Series	11,226,230	7,999,263
RS Emerging Markets VIP Series	221,412	1,071,676
RS Investment Quality Bond VIP Series	11,729,089	24,341,240
RS Money Market VIP Series	2,489,184	2,296,514
Gabelli Capital Asset Fund	477,379	1,045,355
Value Line Centurion Fund	2,400	127,977
Value Line Strategic Asset Management Trust	363,194	610,990
Invesco V.I. American Franchise Fund Series II	187,465	1,526,657
Invesco V.I. Value Opportunities Fund Series II	10,451	184,841
Invesco V.I. Government Securities Fund Series II	106,039	343,296
Invesco V.I. Mid Cap Core Equity Fund Series II	180,189	168,649
Invesco V.I. Core Equity Fund Series II	58,329	80,231
Invesco V.I. Growth and Income Fund Series II	530,041	1,327,056
Alger Capital Appreciation Portfolio Class S	390,284	610,918
AllianceBernstein VPS Growth & Income Portfolio Class B	21,481	412,162
AllianceBernstein VPS Large Cap Growth Portfolio Class B	115,658	83,020
AllianceBernstein VPS Global Thematic Growth Portfolio Class B	161,321	124,416
AllianceBernstein VPS Real Estate Investment Portfolio Class B	448,772	402,702
AllianceBernstein VPS Value Portfolio Class B	33,386	490,626
Davis Financial Portfolio	71,141	325,529
Davis Real Estate Portfolio	132,919	499,615
Davis Value Portfolio	14,661,459	10,167,506
Fidelity VIP Balanced Portfolio Service Class 2	640,018	872,308
Fidelity VIP Contrafund Portfolio Service Class 2	4,324,000	29,042,917
Fidelity VIP Equity-Income Portfolio Service Class 2	1,126,783	4,123,049
Fidelity VIP Growth Portfolio Service Class 2	178,354	321,885
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	7,271,761	12,805,746
Fidelity VIP Mid Cap Portfolio Service Class 2	2,720,600	11,487,043
Templeton Growth VIP Fund Class 2 (formerly Templeton Growth Securities Fund Class 2)	111,860	951,151
Franklin Rising Dividends VIP Fund Class 2 (formerly Franklin Rising Dividends Securities Fund Class 2)	1,046,106	3,794,043
Franklin Small Cap Value VIP Fund Class 2 (formerly Franklin Small Cap Value Securities Fund Class 2)	6,659,450	6,982,928
MFS Research Bond Series Service Class	112,588	499,710
MFS Core Equity Series Service Class	943	9,926
MFS Growth Series Service Class	38,609	192,648
MFS Investors Trust Series Service Class	37,177	84,035
MFS New Discovery Series Service Class	182,402	188,797
MFS Strategic Income Portfolio Service Class	89,336	412,825
MFS Total Return Series Service Class	265,833	1,167,063

	$82,926,661	$152,104,783

B-29

The Guardian Separate Account Q

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (continued)

NOTE 4 — EXPENSES AND RELATED PARTY TRANSACTIONS

GIAC deducts certain charges from the contract. Contractual charges paid to GIAC include:

Contract Charges

A fixed annual contract fee of $35 (lower where required by state law) is deducted on each contract anniversary date before annuitization and upon surrender prior to annuitization to cover GIAC’s administrative expenses. The contract fee may be waived if the accumulation value is $100,000 or more on the anniversary date when the charge is deducted. These charges are assessed through a redemption of units. For the years ended December 31, 2013 and 2014, contract fees amounted to $158,349 and $138,819, respectively.

Expense Charges

(1)	A charge for mortality and expense risk, through a reduction of the unit value, is computed daily and is equal to an annual rate of 1.55% of the average daily net assets applicable to the Account during the first seven contract years. Thereafter, the charge will be based on an annual rate of 1.00%. There are additional charges applicable to each rider option, calculated as a percentage of average daily net asset value of the applicable contracts as follows:

a)	7 Year Enhanced Death Benefit Rider (EDBR) with an annual rate of .20%;

b)	7 Year Enhanced Death Benefit Rider (EDBR) with Living Benefit Rider (LBR) or Earnings Benefit Rider (EBR), with an annual rate of .45%;

c)	7 Year Enhanced Death Benefit Rider with Living Benefit Rider (LBR) and Earnings Benefit Rider (EBR), with an annual rate of .70%;

d)	Contracts with any one rider, Pre-Contract Anniversary Enhanced Death Benefit Rider (CAEDB) (issued with applications postmarked before or on 4/23/04), Living Benefit Rider (LBR) or Earnings Benefit Rider (EBR), with an annual rate of .25%;

e)	Contracts with any two riders, Pre-Contract Anniversary Enhanced Death Benefit Rider (CAEDB), (issued with applications postmarked before or on 4/23/04), Living Benefit Rider (LBR) and/or Earnings Benefit Rider (EBR), or Contracts with Post-CAEDB (issued in conjunction with applications postmarked after 4/23/04), with an annual rate of .50%;

f)	Contracts with Pre-Contract Anniversary Enhanced Death Benefit Rider (CAEDB), (issued with applications postmarked before or on 4/23/04), Living Benefit Rider (LBR) and Earnings Benefit Rider (EBR) or Contracts with Post-CAEDB with Living Benefit Rider (LBR) or Earnings Benefit Rider (EBR), (issued in conjunction with applications postmarked after 4/23/04), with an annual rate of .75%;

g)	Guaranteed Minimum Death Benefit (GMDB), with an annual rate of .30%;

h)	Guaranteed Minimum Death Benefit (GMDB), with Living Benefit Rider (LBR) or Earnings Benefit Rider (EBR), with an annual rate of .55%.

(2)	A daily administrative expense charge against the net assets of each investment option, through a reduction of the unit value, in an amount equal to .20% on an annual basis.

(3)	Additional option benefit riders deducted as follows:

a)	Annual Guaranteed Minimum Income Benefit Rider (GMIB), with an anniversary and upon termination rate of .50% of the accumulation value.

b)	Guaranteed Lifetime Withdrawal Benefit Rider (GLWB)/Guaranteed Minimum Withdrawal Benefit Rider (GMWB), with an annual rate ranging from .40% to 2.10% of the adjusted Guaranteed Withdrawal Balance at the time the charge is deducted on each contract anniversary and prior to payment of any death benefit or the annuitization of the contract, depending on the option chosen. For the years ended December 31, 2013 and 2014, these rider fees amounted to $6,382,370 and $6,407,731, respectively.

(4)	A charge for premium taxes deducted from either the contract payment or upon annuitization, as determined in accordance with applicable state law.

B-30

The Guardian Separate Account Q

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (continued)

Currently, GIAC makes no charge against the Account for GIAC’s federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

Guardian Investor Services LLC (GIS), a wholly owned subsidiary of The Guardian Life Insurance Company of America, has a majority interest in RS Investment Management Co. LLC (RS Investments), a San Francisco investment management firm specializing in mutual funds and institutional investment accounts.

RS Investments serves as investment adviser and administrator to each of the Variable Product Funds Series (RS Funds). GIS serves as sub-adviser to certain RS Funds and served as the sole distributor of the RS funds until May 31, 2014. RS Funds Distributor (“RSFD”), a wholly-owned subsidiary of RS Investments, serves as the sole distributor of the RS Funds as of June 1, 2014. In addition, RS Investments and GIS also have the roles described below.

RS Investments provides day-to-day investment management services to the following funds:

• RS Large Cap Alpha VIP Series • RS Small Cap Growth Equity VIP Series	• RS Emerging Markets VIP Series • RS International VIP Series

As sub-adviser, GIS provides day-to-day investment management services to the following funds, subject to RS Investments’ general oversight of GIS’s performance:

• RS Investment Quality Bond VIP Series • RS High Yield VIP Series • RS S&P 500 Index VIP Series	• RS Low Duration Bond VIP Series • RS Money Market VIP Series

Under an investment management agreement between each RS Fund and RS Investments, the RS Funds pay a monthly fee to RS Investments at the annual rates shown in the table below for investment advisory and administrative services. Under investment sub-advisory agreements between RS Investments and the respective sub-adviser for certain RS Funds specified below, RS Investments pays a monthly fee to the sub-adviser for investment advisory services at the annual rates set out in the table below, based on the respective RS Funds’ average daily net assets. The sub-advisory fee payable to GIS by RS Investments also covers the administrative and accounting services provided by GIS to the RS Funds.

RS Fund	Sub-Adviser	Advisory Fee Rate	Sub-Advisory Fee Rate
RS Large Cap Alpha VIP Series	None	0.50%	N/A
RS S&P 500 Index VIP Series	GIS	0.25%	0.070%
RS High Yield VIP Series	GIS	0.60%	0.168%
RS Low Duration Bond VIP Series	GIS	0.45%	0.126%
RS Small Cap Growth Equity VIP Series	None	0.75%	N/A
RS International VIP Series	None	0.80%	N/A
RS Emerging Markets VIP Series	None	1.00%	N/A
RS Investment Quality Bond VIP Series	GIS	0.50%	0.140%
RS Money Market VIP Series	GIS	0.45%	0.126%

GIS has a management agreement with Gabelli Capital Asset Fund and earns fees of .25% of the average daily net assets. GIAC has administrative service fee agreements with GIS, RS Investment Management Co., LLC, Invesco Advisers, Inc., Fred Alger Management, Inc., AllianceBernstein, L.P., Davis Selected Advisers, LP, Fidelity Management & Research Company, Franklin Advisory Services, LLC, Massachusetts Financial Services Company, Templeton Global Advisors Limited, and EULAV Asset Management, LLC, which compensate GIAC for administrative services provided. These fees range from .05% to .50% of the average daily net assets.

The amount retained by GIAC in the Account is comprised of amounts accruing to GIAC from the operations of the Account and retained therein. Amounts retained by GIAC in the Account may be transferred by GIAC to its general account.

B-31

The Guardian Separate Account Q

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (continued)

Sales Charges

Contingent deferred sales charges are assessed on certain partial or total surrenders. The following charges are assessed through a redemption in units and paid to GIAC during the first three contract years for both Single Purchase Payment Contracts and Flexible Purchase Payment Contracts. Each payment is subject to a contingent deferred sales charge for three years:

Number of Contract Years Completed	Contingent Deferred Sales Charge Percentage
0	4%
1	4%
2	3%
3	2%
4 and thereafter	0%

For the years ended December 31, 2013 and 2014, contingent deferred sales charges were $4,776 and $0, respectively.

NOTE 5 — CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the years ended December 31, 2014 and 2013, were as follows:

	2014			2013
	Units Issued	Units Redeemed	Net Increase/ (Decrease)	Units Issued	Units Redeemed	Net Increase/ (Decrease)
RS Large Cap Alpha VIP Series	498,591	1,053,919	(555,328)	563,439	1,298,004	(734,565)
RS S&P 500 Index VIP Series	246,302	562,075	(315,773)	491,674	803,683	(312,009)
RS High Yield VIP Series	29,571	71,472	(41,901)	47,925	108,440	(60,515)
RS Low Duration Bond VIP Series	63,185	93,248	(30,063)	80,058	146,578	(66,520)
RS Small Cap Growth Equity VIP Series	16,036	49,460	(33,424)	24,422	105,800	(81,378)
RS International VIP Series	605,596	735,560	(129,964)	611,306	927,749	(316,443)
RS Emerging Markets VIP Series	21,463	58,126	(36,663)	56,335	88,943	(32,608)
RS Investment Quality Bond VIP Series	3,170,953	4,412,420	(1,241,467)	2,858,653	2,133,744	724,909
RS Money Market VIP Series	209,219	180,182	29,037	180,750	298,903	(118,153)
Gabelli Capital Asset Fund	22,359	56,718	(34,359)	46,825	77,189	(30,364)
Value Line Centurion Fund	2,529	10,661	(8,132)	9,702	12,725	(3,023)
Value Line Strategic Asset Management Trust	6,206	32,467	(26,261)	38,971	64,778	(25,807)
Invesco V.I. American Franchise Fund Series II	80,799	161,598	(80,799)	284,382	442,599	(158,217)
Invesco V.I. Value Opportunities Fund Series II	9,197	20,850	(11,653)	—	24,588	(24,588)
Invesco V.I. Government Securities Fund Series II	30,385	52,997	(22,612)	41,016	73,922	(32,906)
Invesco V.I. Mid Cap Core Equity Fund Series II	6,580	12,436	(5,856)	1,514	16,177	(14,663)
Invesco V.I. Core Equity Fund Series II	683	1,702	(1,019)	4,637	7,775	(3,138)
Invesco V.I. Growth and Income Fund Series II	44,305	104,827	(60,522)	35,076	118,937	(83,861)
Alger Capital Appreciation Portfolio Class S	13,675	30,769	(17,094)	22,876	45,579	(22,703)
AllianceBernstein VPS Growth & Income Portfolio Class B	11,120	32,637	(21,517)	47,925	32,082	15,843
AllianceBernstein VPS Large Cap Growth Portfolio Class B	6,285	4,928	1,357	4,494	14,442	(9,948)

B-32

The Guardian Separate Account Q

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (continued)

	2014			2013
	Units Issued	Units Redeemed	Net Increase/ (Decrease)	Units Issued	Units Redeemed	Net Increase/ (Decrease)
AllianceBernstein VPS Global Thematic Growth Portfolio Class B	6,325	3,658	2,667	3,905	5,554	(1,649)
AllianceBernstein VPS Real Estate Investment Portfolio Class B	10,068	22,350	(12,282)	6,181	37,159	(30,978)
AllianceBernstein VPS Value Portfolio Class B	920	29,583	(28,663)	28,737	22,039	6,698
Davis Financial Portfolio	7,283	30,236	(22,953)	42,464	18,950	23,514
Davis Real Estate Portfolio	244,326	279,567	(35,241)	46,543	54,806	(8,263)
Davis Value Portfolio	1,015,618	1,654,210	(638,592)	1,079,997	2,041,921	(961,924)
Fidelity VIP Balanced Portfolio Service Class 2	19,223	57,504	(38,281)	46,510	34,649	11,861
Fidelity VIP Contrafund Portfolio Service Class 2	1,700,981	2,838,191	(1,137,210)	1,126,483	2,320,940	(1,194,457)
Fidelity VIP Equity-Income Portfolio Service Class 2	97,784	281,667	(183,883)	180,484	378,338	(197,854)
Fidelity VIP Growth Portfolio Service Class 2	16,112	21,986	(5,874)	34,583	24,973	9,610
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	1,799,085	2,302,168	(503,083)	1,279,836	753,661	526,175
Fidelity VIP Mid Cap Portfolio Service Class 2	376,100	699,269	(323,169)	215,345	725,327	(509,982)
Templeton Growth VIP Fund Class 2 (formerly Templeton Growth Securities Fund Class 2)	28,254	73,592	(45,338)	32,391	70,896	(38,505)
Franklin Rising Dividends VIP Fund Class 2 (formerly Franklin Rising Dividends Securities Fund Class 2)	473,250	646,732	(173,482)	198,262	400,378	(202,116)
Franklin Small Cap Value VIP Fund Class 2 (formerly Franklin Small Cap Value Securities Fund Class 2)	340,551	488,109	(147,558)	135,178	588,495	(453,317)
MFS Research Bond Series Service Class	16,267	42,651	(26,384)	22,974	39,506	(16,532)
MFS Core Equity Series Service Class	430	804	(374)	119	3,081	(2,962)
MFS Growth Series Service Class	4,570	11,741	(7,171)	4,375	19,691	(15,316)
MFS Investors Trust Series Service Class	1,367	5,129	(3,762)	56	7,403	(7,347)
MFS New Discovery Series Service Class	1,189	7,280	(6,091)	9,193	6,682	2,511
MFS Strategic Income Portfolio Service Class	10,408	33,711	(23,303)	26,778	81,214	(54,436)
MFS Total Return Series Service Class	28,643	88,644	(60,001)	68,613	116,968	(48,355)

NOTE 6 — FINANCIAL HIGHLIGHTS

GIAC sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. The differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following schedule was developed, for each of the five years ending December 31, by determining which products offered by GIAC and funded by the Account that have the lowest and highest expense ratio. Only product designs within each investment option that had units outstanding throughout the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the lowest and highest contract charges potentially offered by GIAC as contract owners may not have selected all available and applicable contract options. The net assets disclosed in the table below represent only net assets in accumulation.

B-33

The Guardian Separate Account Q

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (continued)

		Units Outstanding	Unit Values Lowest to Highest			Net Assets in Whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
RS Large Cap Alpha VIP Series	2014	2,558,782	$19.94	to	$26.22	$63,911,652	1.20%	to	2.30%	1.18%	10.98%	to	12.22%
	2013	3,114,110	17.97	to	23.37	68,697,062	1.20%	to	2.30%	1.21%	35.55%	to	37.05%
	2012	3,848,675	13.26	to	17.05	61,638,788	1.20%	to	2.30%	1.95%	13.85%	to	15.12%
	2011	4,373,968	11.64	to	14.81	61,134,257	1.20%	to	2.30%	0.98%	-11.30%	to	-10.31%
	2010	4,496,017	13.13	to	16.51	70,332,635	1.20%	to	2.30%	2.34%	14.38%	to	15.65%
RS S&P 500 Index VIP Series	2014	1,370,168	$21.22	to	$24.06	$31,420,515	1.20%	to	2.20%	1.66%	10.94%	to	12.06%
	2013	1,685,941	19.01	to	21.47	34,077,435	1.20%	to	2.25%	1.75%	29.06%	to	30.43%
	2012	1,997,950	11.66	to	16.46	30,583,030	1.20%	to	2.30%	1.88%	13.03%	to	14.29%
	2011	2,217,069	10.31	to	14.40	29,724,342	1.20%	to	2.30%	1.75%	-0.38%	to	0.73%
	2010	2,499,648	10.35	to	14.30	33,465,944	1.20%	to	2.30%	1.74%	12.15%	to	13.40%
RS High Yield VIP Series	2014	831,112	$18.00	to	$20.41	$15,919,753	1.20%	to	2.20%	6.50%	-3.01%	to	-2.03%
	2013	873,013	18.56	to	20.84	17,136,738	1.20%	to	2.20%	6.52%	4.60%	to	5.66%
	2012	933,528	17.65	to	19.72	17,417,505	1.20%	to	2.25%	6.57%	12.00%	to	13.19%
	2011	997,001	15.76	to	17.42	16,500,205	1.20%	to	2.25%	7.49%	1.86%	to	2.94%
	2010	1,162,327	15.15	to	16.92	18,743,282	1.20%	to	2.50%	8.63%	10.90%	to	12.36%
RS Low Duration Bond VIP Series	2014	264,874	$10.82	to	$12.13	$3,166,006	1.20%	to	2.20%	1.58%	-1.28%	to	-0.29%
	2013	294,937	10.96	to	12.16	3,516,178	1.20%	to	2.20%	1.51%	-1.96%	to	-0.96%
	2012	361,457	11.18	to	12.28	4,327,054	1.20%	to	2.20%	1.82%	0.90%	to	1.92%
	2011	328,440	11.03	to	12.05	3,815,684	1.20%	to	2.25%	2.18%	-0.37%	to	0.69%
	2010	394,631	10.87	to	11.97	4,520,970	1.20%	to	2.50%	2.81%	1.98%	to	3.32%
RS Small Cap Growth Equity VIP Series	2014	275,817	$31.71	to	$36.18	$9,402,894	1.20%	to	2.25%	0.00%	7.66%	to	8.81%
	2013	309,241	29.46	to	33.26	9,640,566	1.20%	to	2.25%	0.00%	46.78%	to	48.34%
	2012	390,619	20.07	to	22.42	8,235,199	1.20%	to	2.25%	0.00%	12.91%	to	14.11%
	2011	437,182	17.77	to	19.65	8,016,076	1.20%	to	2.25%	0.00%	-4.47%	to	-3.45%
	2010	515,207	18.61	to	20.35	9,812,916	1.20%	to	2.25%	0.00%	24.72%	to	26.05%
RS International VIP Series	2014	2,912,076	$18.45	to	$21.06	$58,256,533	1.20%	to	2.25%	2.07%	-7.42%	to	-6.43%
	2013	3,042,040	19.93	to	22.50	64,423,941	1.20%	to	2.25%	1.37%	17.42%	to	18.67%
	2012	3,358,483	12.82	to	18.96	59,542,961	1.20%	to	2.30%	1.14%	15.64%	to	16.93%
	2011	3,626,493	11.08	to	16.22	55,136,046	1.20%	to	2.30%	1.16%	-13.67%	to	-12.70%
	2010	3,664,970	16.63	to	18.58	64,056,438	1.20%	to	2.50%	1.63%	11.36%	to	12.82%
RS Emerging Markets VIP Series	2014	125,115	$29.12	to	$33.22	$3,800,109	1.20%	to	2.25%	0.92%	-5.86%	to	-4.86%
	2013	161,778	30.93	to	34.92	4,930,533	1.20%	to	2.25%	0.23%	-5.63%	to	-4.63%
	2012	194,386	20.47	to	36.62	6,147,568	1.20%	to	2.30%	0.62%	10.98%	to	12.22%
	2011	234,997	18.45	to	32.63	6,644,454	1.20%	to	2.30%	0.00%	-22.78%	to	-21.92%
	2010	266,152	37.41	to	41.79	9,703,678	1.20%	to	2.50%	2.72%	16.18%	to	17.71%
RS Investment Quality Bond VIP Series	2014	10,561,293	$12.89	to	$15.88	$161,556,288	1.20%	to	2.30%	2.83%	3.14%	to	4.28%
	2013	11,802,760	12.50	to	15.23	170,942,044	1.20%	to	2.30%	2.75%	-3.88%	to	-2.80%
	2012	11,077,851	13.01	to	15.67	163,691,138	1.20%	to	2.30%	2.86%	3.93%	to	5.09%
	2011	11,557,858	12.51	to	14.91	162,897,397	1.20%	to	2.30%	3.50%	4.63%	to	5.79%
	2010	13,280,158	12.62	to	14.09	177,838,943	1.20%	to	2.50%	3.87%	5.05%	to	6.43%
RS Money Market VIP Series	2014	471,895	$9.12	to	$10.08	$4,670,443	1.20%	to	2.30%	0.01%	-2.29%	to	-1.20%
	2013	442,858	9.33	to	10.21	4,389,867	1.20%	to	2.30%	0.01%	-2.28%	to	-1.19%
	2012	561,011	9.55	to	10.33	5,592,325	1.20%	to	2.30%	0.01%	-2.29%	to	-1.20%
	2011	610,417	9.46	to	10.46	6,148,353	1.20%	to	2.25%	0.03%	-2.21%	to	-1.17%
	2010	844,446	9.67	to	10.58	8,580,644	1.20%	to	2.25%	0.02%	-2.22%	to	-1.18%
Gabelli Capital Asset Fund	2014	138,929	$19.25	to	$29.56	$3,915,764	1.20%	to	2.05%	0.42%	-1.49%	to	-0.64%
	2013	173,288	19.54	to	29.75	4,810,698	1.20%	to	2.05%	0.64%	34.73%	to	35.89%
	2012	203,652	14.22	to	21.90	4,156,821	1.20%	to	2.30%	1.37%	14.65%	to	15.93%
	2011	248,819	12.41	to	18.89	4,353,068	1.20%	to	2.30%	0.41%	-2.54%	to	-1.45%
	2010	316,447	17.34	to	19.17	5,605,619	1.20%	to	2.50%	0.42%	26.67%	to	28.33%
Value Line Centurion Fund	2014	10,392	$17.14	to	$18.84	$186,468	1.20%	to	2.00%	0.23%	7.08%	to	7.95%
	2013	18,524	16.01	to	17.45	287,226	1.20%	to	2.00%	0.57%	28.36%	to	29.40%
	2012	21,547	10.33	to	13.49	256,591	1.20%	to	2.05%	0.00%	12.93%	to	13.90%
	2011	43,139	10.80	to	11.84	449,856	1.20%	to	2.25%	0.00%	2.84%	to	3.93%
	2010	24,733	10.50	to	11.39	254,390	1.20%	to	2.25%	1.90%	22.94%	to	24.25%
Value Line Strategic Asset Management Trust	2014	117,898	$17.23	to	$22.99	$2,600,547	1.20%	to	2.05%	0.47%	6.29%	to	7.21%
	2013	144,159	16.21	to	21.44	2,945,035	1.20%	to	2.05%	0.82%	19.15%	to	20.17%
	2012	169,966	16.11	to	17.84	2,872,245	1.20%	to	2.25%	0.63%	12.84%	to	14.05%
	2011	196,556	14.27	to	15.64	2,880,953	1.20%	to	2.25%	0.53%	1.36%	to	2.44%
	2010	255,959	13.81	to	15.27	3,679,276	1.20%	to	2.50%	0.80%	12.35%	to	13.82%

B-34

The Guardian Separate Account Q

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (continued)

		Units Outstanding	Unit Values Lowest to Highest			Net Assets in Whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
Invesco V.I. American Franchise Fund Series II	2014	437,540	$13.38	to	$18.00	$7,749,732	1.20%	to	2.05%	0.00%	5.96%	to	6.87%
	2013	518,339	12.63	to	16.84	8,462,513	1.20%	to	2.05%	0.24%	36.94%	to	38.12%
	2012	676,556	9.04	to	12.19	7,787,323	1.20%	to	2.30%	0.00%	9.67%	to	10.90%
	2011	751,484	8.25	to	11.00	7,772,479	1.20%	to	2.30%	0.00%	-10.22%	to	-9.22%
	2010	803,063	9.18	to	12.11	9,166,752	1.20%	to	2.30%	0.53%	12.57%	to	13.83%
Invesco V.I. Value Opportunities Fund Series II	2014	45,203	$16.26	to	$17.43	$780,361	1.20%	to	1.75%	1.11%	4.53%	to	5.11%
	2013	56,856	11.75	to	16.58	913,974	1.20%	to	2.05%	1.11%	30.55%	to	31.67%
	2012	81,444	9.00	to	12.59	959,536	1.20%	to	2.05%	1.14%	15.25%	to	16.24%
	2011	85,124	9.80	to	10.84	889,816	1.20%	to	2.25%	0.60%	-5.56%	to	-4.55%
	2010	106,871	10.38	to	11.35	1,154,152	1.20%	to	2.25%	0.33%	4.55%	to	5.66%
Invesco V.I. Government Securities Fund Series II	2014	178,439	$11.88	to	$13.47	$2,365,669	1.20%	to	2.05%	2.88%	1.76%	to	2.64%
	2013	201,051	11.67	to	13.12	2,579,194	1.20%	to	2.05%	3.15%	-4.84%	to	-4.02%
	2012	233,957	12.24	to	13.67	3,107,262	1.20%	to	2.25%	2.81%	-0.07%	to	0.99%
	2011	304,138	12.25	to	13.54	3,975,669	1.20%	to	2.25%	2.11%	5.22%	to	6.34%
	2010	201,896	11.40	to	12.73	2,467,953	1.20%	to	2.50%	4.59%	2.49%	to	3.84%
Invesco V.I. Mid Cap Core Equity Fund Series II	2014	59,595	$15.49	to	$23.19	$1,317,326	1.20%	to	2.05%	0.00%	2.04%	to	2.92%
	2013	65,451	15.18	to	22.53	1,401,442	1.20%	to	2.05%	0.47%	25.84%	to	26.93%
	2012	80,114	12.06	to	17.75	1,356,262	1.20%	to	2.05%	0.00%	8.36%	to	9.29%
	2011	90,685	14.70	to	16.24	1,396,500	1.20%	to	2.25%	0.08%	-8.60%	to	-7.62%
	2010	104,031	15.74	to	17.59	1,710,992	1.20%	to	2.50%	0.32%	10.95%	to	12.42%
Invesco V.I. Core Equity Fund Series II	2014	8,497	$19.79	to	$21.21	$175,336	1.20%	to	1.75%	0.73%	5.96%	to	6.55%
	2013	9,516	18.68	to	19.91	184,594	1.20%	to	1.75%	1.24%	26.68%	to	27.39%
	2012	12,654	12.43	to	15.63	189,530	1.20%	to	2.05%	0.88%	11.29%	to	12.25%
	2011	13,923	12.60	to	13.92	184,655	1.20%	to	2.25%	0.78%	-2.52%	to	-1.49%
	2010	14,670	12.92	to	14.13	198,167	1.20%	to	2.25%	0.78%	6.80%	to	7.94%
Invesco V.I. Growth and Income Fund Series II	2014	167,444	$16.50	to	$24.37	$3,924,236	1.20%	to	2.05%	1.40%	7.72%	to	8.65%
	2013	227,966	15.32	to	22.43	4,856,277	1.20%	to	2.05%	1.12%	31.04%	to	32.17%
	2012	311,827	15.19	to	16.97	5,002,042	1.20%	to	2.25%	1.26%	11.78%	to	12.97%
	2011	372,058	13.59	to	15.02	5,251,741	1.20%	to	2.25%	1.04%	-4.45%	to	-3.43%
	2010	415,628	13.92	to	15.55	6,051,606	1.20%	to	2.50%	0.10%	9.41%	to	10.85%
Alger Capital Appreciation Portfolio Class S	2014	57,151	$25.58	to	$33.48	$1,806,057	1.20%	to	2.05%	0.00%	11.13%	to	12.09%
	2013	74,245	23.02	to	29.87	2,054,467	1.20%	to	2.05%	0.10%	32.04%	to	33.18%
	2012	96,948	17.10	to	22.43	1,990,793	1.20%	to	2.30%	0.52%	15.19%	to	16.48%
	2011	109,128	14.85	to	19.25	1,949,704	1.20%	to	2.30%	0.00%	-2.90%	to	-1.82%
	2010	129,392	15.29	to	19.61	2,332,830	1.20%	to	2.30%	0.23%	11.03%	to	12.27%
AllianceBernstein VPS Growth & Income Portfolio Class B	2014	84,772	$15.55	to	$22.62	$1,862,910	1.20%	to	2.05%	1.09%	7.06%	to	7.98%
	2013	106,289	14.21	to	20.94	2,109,575	1.20%	to	2.30%	0.98%	31.52%	to	32.98%
	2012	90,446	10.81	to	15.75	1,325,734	1.20%	to	2.30%	1.36%	14.56%	to	15.84%
	2011	98,771	9.43	to	13.60	1,278,074	1.20%	to	2.30%	1.07%	3.64%	to	4.80%
	2010	106,132	9.10	to	12.97	1,302,135	1.20%	to	2.30%	0.00%	10.22%	to	11.45%
AllianceBernstein VPS Large Cap Growth Portfolio Class B	2014	29,389	$20.42	to	$21.88	$620,624	1.20%	to	1.75%	0.00%	11.85%	to	12.48%
	2013	28,032	16.25	to	19.46	524,581	1.20%	to	2.05%	0.00%	34.20%	to	35.36%
	2012	37,980	12.11	to	14.37	522,241	1.20%	to	2.05%	0.03%	13.75%	to	14.73%
	2011	41,472	11.28	to	12.47	493,284	1.20%	to	2.25%	0.09%	-5.91%	to	-4.91%
	2010	50,318	11.99	to	13.11	621,489	1.20%	to	2.25%	0.29%	7.37%	to	8.52%
AllianceBernstein VPS Global Thematic Growth Portfolio Class B	2014	20,338	$13.00	to	$15.83	$312,034	1.20%	to	2.05%	0.00%	2.67%	to	3.55%
	2013	17,671	12.66	to	15.29	262,461	1.20%	to	2.05%	0.02%	20.42%	to	21.45%
	2012	19,320	10.51	to	12.59	234,228	1.20%	to	2.05%	0.00%	10.92%	to	11.88%
	2011	29,177	9.48	to	11.25	314,275	1.20%	to	2.05%	0.34%	-24.97%	to	-24.33%
	2010	41,942	13.59	to	14.87	586,324	1.20%	to	2.25%	2.18%	15.93%	to	17.16%

B-35

The Guardian Separate Account Q

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (continued)

		Units Outstanding	Unit Values Lowest to Highest			Net Assets in Whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
AllianceBernstein VPS Real Estate Investment Portfolio Class B	2014	42,237	$20.35	to	$36.60	$1,468,755	1.20%	to	2.05%	2.66%	22.41%	to	23.46%
	2013	54,519	16.62	to	29.65	1,527,429	1.20%	to	2.05%	1.23%	1.85%	to	2.72%
	2012	85,497	25.84	to	28.86	2,277,802	1.20%	to	2.25%	0.92%	18.12%	to	19.38%
	2011	86,716	21.87	to	24.18	1,969,374	1.20%	to	2.25%	1.26%	6.32%	to	7.45%
	2010	117,132	20.14	to	22.50	2,475,158	1.20%	to	2.50%	1.20%	22.92%	to	24.54%
AllianceBernstein VPS Value Portfolio Class B	2014	48,032	$18.72	to	$20.07	$936,151	1.20%	to	1.75%	1.55%	8.84%	to	9.45%
	2013	76,695	12.41	to	18.33	1,298,153	1.20%	to	2.05%	2.13%	33.71%	to	34.86%
	2012	69,997	9.28	to	13.60	899,789	1.20%	to	2.05%	1.71%	13.18%	to	14.15%
	2011	76,860	10.77	to	11.91	864,995	1.20%	to	2.25%	1.20%	-5.93%	to	-4.93%
	2010	90,550	11.45	to	12.53	1,070,302	1.20%	to	2.25%	1.75%	8.93%	to	10.08%
Davis Financial Portfolio	2014	37,894	$13.92	to	$15.14	$567,892	1.20%	to	2.05%	0.92%	10.54%	to	11.50%
	2013	60,847	12.60	to	13.57	805,877	1.20%	to	2.05%	0.82%	28.58%	to	29.69%
	2012	37,333	9.61	to	10.47	370,399	1.20%	to	2.30%	1.76%	16.10%	to	17.40%
	2011	43,951	8.28	to	8.92	372,586	1.20%	to	2.30%	1.16%	-10.06%	to	-9.06%
	2010	71,105	9.20	to	9.80	672,858	1.20%	to	2.30%	0.87%	8.56%	to	9.77%
Davis Real Estate Portfolio	2014	279,404	$15.17	to	$16.49	$4,497,834	1.20%	to	2.05%	1.20%	24.94%	to	26.02%
	2013	314,645	12.14	to	13.09	3,876,365	1.20%	to	2.05%	1.18%	-3.34%	to	-2.50%
	2012	322,908	12.32	to	13.42	4,084,005	1.20%	to	2.30%	1.04%	14.47%	to	15.75%
	2011	331,822	10.77	to	11.60	3,651,836	1.20%	to	2.30%	1.31%	6.40%	to	7.59%
	2010	355,383	10.12	to	10.78	3,666,528	1.20%	to	2.30%	1.90%	16.96%	to	18.26%
Davis Value Portfolio	2014	4,419,664	$14.29	to	$15.84	$67,872,390	1.20%	to	2.25%	0.91%	3.69%	to	4.79%
	2013	5,058,256	13.78	to	15.11	73,655,685	1.20%	to	2.25%	0.83%	30.44%	to	31.83%
	2012	6,020,180	10.52	to	11.47	66,193,539	1.20%	to	2.30%	1.63%	10.49%	to	11.72%
	2011	6,625,364	9.53	to	10.26	65,435,573	1.20%	to	2.30%	0.85%	-6.37%	to	-5.32%
	2010	6,862,360	10.06	to	10.84	71,981,986	1.20%	to	2.50%	1.35%	9.97%	to	11.41%
Fidelity VIP Balanced Portfolio Service Class 2	2014	179,153	$16.55	to	$21.57	$3,818,636	1.20%	to	2.05%	1.19%	7.77%	to	8.70%
	2013	217,434	15.36	to	19.84	4,242,489	1.20%	to	2.05%	1.45%	16.85%	to	17.85%
	2012	205,573	13.14	to	16.84	3,388,885	1.20%	to	2.05%	1.43%	12.47%	to	13.44%
	2011	236,990	13.43	to	14.84	3,420,872	1.20%	to	2.25%	1.40%	-5.98%	to	-4.98%
	2010	283,983	13.98	to	15.62	4,291,083	1.20%	to	2.50%	1.36%	14.83%	to	16.35%
Fidelity VIP Contrafund Portfolio Service Class 2	2014	5,507,637	$18.18	to	$28.64	$149,774,121	1.20%	to	2.30%	0.69%	9.10%	to	10.32%
	2013	6,644,847	16.67	to	25.96	161,358,975	1.20%	to	2.30%	0.79%	27.96%	to	29.38%
	2012	7,839,304	13.02	to	20.07	146,563,817	1.20%	to	2.30%	1.10%	13.48%	to	14.75%
	2011	8,799,909	11.48	to	17.49	144,008,913	1.20%	to	2.30%	0.78%	-5.01%	to	-3.95%
	2010	9,580,950	16.30	to	18.21	163,918,827	1.20%	to	2.50%	1.00%	14.02%	to	15.53%
Fidelity VIP Equity-Income Portfolio Service Class 2	2014	1,113,181	$14.91	to	$21.33	$22,458,539	1.20%	to	2.05%	2.50%	6.27%	to	7.18%
	2013	1,297,064	14.03	to	19.90	24,417,080	1.20%	to	2.05%	2.22%	25.22%	to	26.30%
	2012	1,494,918	10.99	to	15.76	22,186,115	1.20%	to	2.30%	2.80%	14.37%	to	15.65%
	2011	1,742,696	9.61	to	13.62	22,347,250	1.20%	to	2.30%	2.27%	-1.65%	to	-0.55%
	2010	1,955,153	12.26	to	13.70	25,293,443	1.20%	to	2.50%	1.63%	12.07%	to	13.54%
Fidelity VIP Growth Portfolio Service Class 2	2014	77,332	$17.57	to	$22.57	$1,727,815	1.20%	to	2.05%	0.00%	8.75%	to	9.68%
	2013	83,206	16.16	to	20.58	1,682,509	1.20%	to	2.05%	0.06%	33.23%	to	34.37%
	2012	73,596	12.13	to	15.31	1,078,166	1.20%	to	2.05%	0.31%	12.06%	to	13.03%
	2011	84,315	12.26	to	13.55	1,107,748	1.20%	to	2.25%	0.11%	-2.27%	to	-1.23%
	2010	106,850	12.54	to	13.72	1,410,309	1.20%	to	2.25%	0.03%	21.09%	to	22.38%
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	2014	7,167,115	$13.62	to	$15.44	$105,523,641	1.20%	to	2.20%	1.96%	3.31%	to	4.35%
	2013	7,670,198	13.11	to	14.80	107,304,742	1.20%	to	2.25%	2.28%	-4.26%	to	-3.24%
	2012	7,144,023	12.58	to	15.29	102,871,145	1.20%	to	2.30%	2.13%	3.18%	to	4.34%
	2011	7,257,425	12.20	to	14.66	100,665,243	1.20%	to	2.30%	2.87%	4.59%	to	5.75%
	2010	8,032,006	11.66	to	13.86	105,916,126	1.20%	to	2.30%	3.46%	5.09%	to	6.26%

B-36

The Guardian Separate Account Q

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 (continued)

		Units Outstanding	Unit Values Lowest to Highest			Net Assets in Whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
Fidelity VIP Mid Cap Portfolio Service Class 2	2014	2,402,761	$31.50	to	$35.94	$79,926,126	1.20%	to	2.25%	0.02%	3.66%	to	4.76%
	2013	2,725,930	30.38	to	34.30	85,895,977	1.20%	to	2.25%	0.26%	32.83%	to	34.24%
	2012	3,235,912	14.07	to	25.55	76,247,772	1.20%	to	2.30%	0.39%	11.94%	to	13.19%
	2011	3,425,808	12.57	to	22.58	71,605,519	1.20%	to	2.30%	0.02%	-12.89%	to	-11.92%
	2010	3,444,593	22.94	to	25.63	82,114,996	1.20%	to	2.50%	0.12%	25.38%	to	27.03%
Templeton Growth VIP Fund Class 2 (formerly Templeton Growth Securities Fund Class 2)	2014	151,058	$16.28	to	$18.46	$2,620,800	1.20%	to	2.20%	1.37%	-4.94%	to	-3.98%
	2013	196,396	17.12	to	19.22	3,559,725	1.20%	to	2.20%	2.65%	27.96%	to	29.25%
	2012	234,901	13.38	to	14.87	3,279,307	1.20%	to	2.20%	2.06%	18.41%	to	19.61%
	2011	270,482	11.25	to	12.43	3,134,513	1.20%	to	2.25%	1.35%	-9.06%	to	-8.09%
	2010	313,155	12.11	to	13.53	3,934,001	1.20%	to	2.50%	1.38%	4.73%	to	6.11%
Franklin Rising Dividends VIP Fund Class 2 (formerly Franklin Rising Dividends Securities Fund Class 2)	2014	869,398	$16.75	to	$23.99	$20,236,496	1.20%	to	2.30%	1.34%	6.24%	to	7.42%
	2013	1,042,880	15.77	to	22.33	21,937,208	1.20%	to	2.30%	1.55%	26.73%	to	28.14%
	2012	1,244,996	12.44	to	17.43	20,359,920	1.20%	to	2.30%	1.61%	9.40%	to	10.62%
	2011	1,406,717	13.92	to	15.76	20,897,546	1.20%	to	2.50%	1.51%	3.37%	to	4.73%
	2010	1,638,112	13.47	to	15.05	23,308,206	1.20%	to	2.50%	1.62%	17.65%	to	19.20%
Franklin Small Cap Value VIP Fund Class 2 (formerly Franklin Small Cap Value Securities Fund Class 2)	2014	1,701,587	$17.80	to	$28.71	$45,718,283	1.20%	to	2.05%	0.61%	-1.48%	to	-0.63%
	2013	1,849,145	25.59	to	28.89	49,521,197	1.20%	to	2.25%	1.31%	33.19%	to	34.61%
	2012	2,302,462	13.28	to	21.46	45,975,649	1.20%	to	2.30%	0.79%	15.67%	to	16.97%
	2011	2,565,920	11.48	to	18.35	44,035,211	1.20%	to	2.30%	0.69%	-5.96%	to	-4.91%
	2010	2,768,835	17.27	to	19.30	50,179,913	1.20%	to	2.50%	0.73%	25.04%	to	26.69%
MFS Research Bond Series Service Class	2014	95,006	$12.96	to	$16.61	$1,563,471	1.20%	to	2.05%	2.67%	3.46%	to	4.35%
	2013	121,390	12.53	to	15.92	1,897,762	1.20%	to	2.05%	1.05%	-3.30%	to	-2.47%
	2012	137,922	12.71	to	16.32	2,187,507	1.20%	to	2.30%	2.57%	4.60%	to	5.77%
	2011	171,104	12.15	to	15.43	2,534,287	1.20%	to	2.30%	2.48%	4.04%	to	5.20%
	2010	190,621	11.68	to	14.67	2,681,429	1.20%	to	2.30%	3.06%	4.75%	to	5.92%
MFS Core Equity Series Service Class	2014	7,523	$17.33	to	$23.65	$175,716	1.20%	to	2.05%	0.55%	8.71%	to	9.64%
	2013	7,897	15.94	to	21.57	167,800	1.20%	to	2.05%	0.83%	31.49%	to	32.62%
	2012	10,859	12.13	to	16.27	174,369	1.20%	to	2.05%	0.53%	13.57%	to	14.55%
	2011	16,291	10.68	to	14.20	229,410	1.20%	to	2.05%	0.65%	-3.29%	to	-2.46%
	2010	20,261	11.04	to	14.56	286,315	1.20%	to	2.05%	0.85%	14.48%	to	15.46%
MFS Growth Series Service Class	2014	17,897	$20.92	to	$28.66	$496,664	1.20%	to	2.05%	0.00%	6.47%	to	7.38%
	2013	25,068	19.65	to	26.69	642,070	1.20%	to	2.05%	0.11%	33.71%	to	34.86%
	2012	40,384	14.70	to	19.79	736,943	1.20%	to	2.05%	0.00%	14.68%	to	15.67%
	2011	49,204	15.48	to	17.11	803,175	1.20%	to	2.25%	0.02%	-2.78%	to	-1.75%
	2010	57,740	15.92	to	17.41	947,975	1.20%	to	2.25%	0.00%	12.45%	to	13.65%
MFS Investors Trust Series Service Class	2014	19,134	$17.43	to	$23.69	$440,095	1.20%	to	2.05%	0.75%	8.45%	to	9.38%
	2013	22,896	16.07	to	21.66	481,101	1.20%	to	2.05%	0.93%	29.05%	to	30.16%
	2012	30,243	12.46	to	16.64	486,886	1.20%	to	2.05%	0.81%	16.40%	to	17.41%
	2011	27,715	10.70	to	14.18	378,041	1.20%	to	2.05%	0.77%	-4.41%	to	-3.59%
	2010	42,519	13.44	to	14.70	597,970	1.20%	to	2.25%	0.99%	8.40%	to	9.55%
MFS New Discovery Series Service Class	2014	25,821	$25.02	to	$26.82	$685,861	1.20%	to	1.75%	0.00%	-9.11%	to	-8.60%
	2013	31,912	22.81	to	29.34	921,334	1.20%	to	2.05%	0.00%	38.34%	to	39.53%
	2012	29,401	16.49	to	21.03	603,368	1.20%	to	2.05%	0.00%	18.42%	to	19.45%
	2011	36,878	13.93	to	17.60	624,458	1.20%	to	2.05%	0.00%	-12.32%	to	-11.57%
	2010	64,750	18.20	to	19.91	1,217,003	1.20%	to	2.25%	0.00%	32.90%	to	34.31%
MFS Strategic Income Portfolio Service Class	2014	57,887	$15.71	to	$17.26	$957,677	1.20%	to	1.95%	3.06%	0.99%	to	1.75%
	2013	81,190	15.47	to	16.97	1,278,309	1.20%	to	2.00%	11.25%	-0.76%	to	0.04%
	2012	135,626	13.28	to	16.96	2,135,952	1.20%	to	2.05%	5.21%	8.34%	to	9.28%
	2011	178,674	14.04	to	15.52	2,609,733	1.20%	to	2.25%	5.25%	2.20%	to	3.28%
	2010	206,224	13.74	to	15.03	2,917,655	1.20%	to	2.25%	4.80%	7.33%	to	8.47%

B-37

The Guardian Separate Account Q

NOTES FINANCIAL STATEMENTS

December 31, 2014 (continued)

		Units Outstanding	Unit Values Lowest to Highest			Net Assets in Whole $	Expense Ratio(1) Lowest to Highest			Investment Income Ratio(2)	Total Return(3) Lowest to Highest
MFS Total Return Series Service Class	2014	246,843	$14.23	to	$18.92	$4,503,101	1.20%	to	2.05%	1.66%	6.03%	to	6.94%
	2013	306,844	13.43	to	17.69	5,215,704	1.20%	to	2.05%	1.63%	16.31%	to	17.32%
	2012	355,199	11.54	to	15.08	5,110,775	1.20%	to	2.05%	2.49%	8.66%	to	9.60%
	2011	429,948	12.28	to	13.76	5,615,714	1.20%	to	2.50%	2.31%	-0.94%	to	0.37%
	2010	519,691	12.40	to	13.71	6,727,199	1.20%	to	2.50%	2.62%	6.91%	to	8.32%

(1)

These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(2)

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the year to date daily average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests. The investment income ratio is annualized in the initial year in which units of a product were purchased.

(3)

Total returns are not annualized for periods less than a year. These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total returns are calculated for each period indicated or from the effective date through the end of the reporting period.

B-38

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of

The Guardian Insurance & Annuity Company, Inc.

and the Contract Owners of The Guardian Separate Account Q:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the investment options constituting The Guardian Separate Account Q at December 31, 2014, listed in Note 1, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of The Guardian Insurance & Annuity Company, Inc. management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments by correspondence with the underlying fund companies at December 31, 2014, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

March 12, 2015

B-39

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The Guardian Insurance &

Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

Audited Statutory Basis

Financial Statements and Supplemental Schedules

December 31, 2014 and 2013

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

STATUTORY BASIS BALANCE SHEETS

(In Millions)

	As of December 31,
	2014	2013
Admitted assets
Bonds	$2,467	$2,112
Preferred stocks	—	4
Investment in subsidiaries	25	16
Mortgage loans	128	43
Policy loans	120	116
Cash, cash equivalents and short-term investments	27	23
Receivable for securities	6	—

Total invested assets	2,773	2,314

Due and accrued investment income	27	25
Net deferred tax asset	13	16
Income tax receivable	19	7
Other assets	17	10
Separate account assets	12,809	12,161

Total admitted assets	$15,658	$14,533

Liabilities
Reserves for policy benefits, deposit-type contracts and other contract liabilities	$2,636	$2,286
Intercompany borrowed funds	177	88
Asset valuation reserve	19	15
Due to parent and affiliates	16	14
Payable for securities	8	21
Other liabilities	32	24
Transfers from separate account due or accrued	(264)	(255)
Separate accounts liabilities	12,807	12,159

Total liabilities	15,431	14,352

Capital and surplus
Common stock	2	2
Additional paid-in capital and contributed surplus	332	276
Unassigned deficit	(107)	(97)

Total capital and surplus	227	181

Total liabilities, capital and surplus	$15,658	$14,533

See notes to statutory basis financial statements.

B-42

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

STATUTORY BASIS STATEMENTS OF OPERATIONS

(In Millions)

	For the Years Ended December 31,
	2014	2013
Revenues
Premiums and annuity considerations	$1,504	$1,420
Net investment income	84	79
Service fees	299	270
Commissions and expense allowances on reinsurance ceded and other income	(22)	(16)

Total revenues	1,865	1,753

Benefits and expenses
Policyholder benefits	1,621	1,427
Net transfers (from) to separate accounts	(58)	58
General insurance expenses	113	104
Commissions and other expenses	140	131

Total benefits and expenses	1,816	1,720

Gain from operations before federal income taxes and realized capital losses from investments	49	33
Federal income tax benefit	(18)	(58)

Gain from operations, net of federal income taxes and before net realized capital losses	67	91
Net realized capital losses, net of tax and transfers to IMR	(67)	(174)

Net loss	$—	$(83)

See notes to statutory basis financial statements.

B-43

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

STATUTORY BASIS STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

(In Millions)

	For the Years Ended December 31,
	2014	2013

Beginning of year balance	$181	$215

Adjustments to surplus
Net loss	—	(83)
Change in net unrealized capital losses, net of tax	(2)	(19)
Change in non-admitted assets	(11)	(11)
Change in net deferred taxes	7	12
Change in asset valuation reserve	(4)	(1)
Additional paid-in and capital surplus	56	93
Change in reserve valuation basis	—	(25)

Net adjustments to surplus	46	(34)

End of year balance	$227	$181

See notes to statutory basis financial statements.

B-44

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

STATUTORY BASIS STATEMENTS OF CASH FLOWS

(In Millions)

	For the Years Ended December 31,

	2014	2013
Cash flows from operating activities
Premiums and annuity considerations	$1,504	$1,420
Investment income received	94	88
Service fees and other income received	269	253
Benefits and loss related payments	(1,280)	(1,074)
Net transfers from (to) separate accounts	49	(45)
Commissions, expenses and taxes paid	(251)	(235)
Federal income taxes recovered	9	60
Other	7	(18)

Net cash provided by operating activities	401	449

Cash flows from investing activities
Proceeds from bonds sold or matured	528	456
Proceeds from sale of stocks	4	—
Proceeds from derivatives, brokers and miscellaneous proceeds	19	3
Costs of bonds acquired	(891)	(847)
Costs of mortgage loans acquired	(86)	(41)
Other invested assets	(21)	(8)
Cost of derivatives, brokers and miscellaneous applications	(96)	(187)
Increase in policy loans, net of repayments	(4)	(4)

Net cash used in investing activities	(547)	(628)

Cash flows from financing and miscellaneous activities
Capital and paid in surplus	56	93
Intercompany borrowed funds	89	68
Net deposits on deposit-type contracts and other insurance liabilities	5	8

Net cash provided by financing activities	150	169

Net increase (decrease) in cash, cash equivalents and short-term investments	4	(10)
Cash, cash equivalents and short-term investments, beginning of year	23	33

Cash, cash equivalents and short-term investments, end of year	$27	$23

See notes to statutory basis financial statements.

B-45

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

NOTE A—ORGANIZATION

The Guardian Insurance & Annuity Company, Inc. (“GIAC” or the “Company”) is a wholly owned subsidiary of The Guardian Life Insurance Company of America (“The Guardian”). The Company, domiciled in the state of Delaware, is licensed to conduct life and health insurance business in all fifty states and the District of Columbia. The Company’s primary business is the sale of variable deferred annuity contracts, fixed deferred and immediate annuity contracts, and variable life insurance policies. For variable products, contracts are sold by insurance agents who are licensed by GIAC and are either registered representatives of Park Avenue Securities LLC (“PAS”) or other broker-dealer firms that have entered into sales agreements with GIAC. The Company’s general agency distribution system is also used for the sale of other Guardian products.

PAS, a wholly owned subsidiary of the Company, is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”) and Securities Investor Protection Corporation. PAS is also a registered investment adviser under the Investment Advisers Act of 1940 and has assumed the registered representatives formerly affiliated with Guardian Investor Services LLC (“GIS”), a wholly owned subsidiary of The Guardian.

GIS is a registered broker-dealer under the Securities Exchange Act of 1934, a member of FINRA, Securities Investor Protection Corporation (“SIPC”) and a registered investment adviser under the Investment Adviser Act of 1940. GIS operates as the distributor and underwriter for GIAC’s variable products. RS Investment Management Co. LLC (“RS Investments”), a majority-owned subsidiary of GIS, serves as the investment adviser on the RS Mutual Fund Family. GIS serves as the sub-adviser to the fixed income and index funds, and served as the sole distributor of the RS Funds until May 31, 2014. RS Funds Distributor (“RSFD”), a wholly-owned subsidiary of RS Investments, is a registered broker-dealer under the Securities Exchange Act of 1934, a member of FINRA and SIPC, and serves as the sole distributor of the RS Funds as of June 1, 2014.

During 2014, The Guardian established a new program to assist with the transition of a General Agency to a successor. The new program resulted in the creation of Hanover Square Funding (HSF), a wholly owned subsidiary of the Company, used to facilitate providing loans to entities established as a Corporation or Limited Liability Company (LLC) for the purpose of acquiring a General Agency. The Company made an initial funding to HSF in the form of a $5 million capital contribution and an $16 million draw down from a $20 million loan commitment with HSF in 2014 (See “Line of Credit” in Note H).

The Company, in agreement with Ballie Gifford Overseas Ltd., has an equity ownership interest in Guardian Ballie Gifford Ltd. (“GBG”), a corporation in Scotland. GBG is a registered investment sub-advisor under the Investment Advisor Act of 1940 in both the United Kingdom and the United States. From January 1, 2013 through June 30, 2013, GBG served as the sole investment sub-advisor to RS International VIP Series and RS International Growth Fund. In addition, GBG also served as the sole investment sub-advisor to RS Emerging Markets VIP Series and RS Emerging Markets Fund from January 1, 2013 through February 28, 2013. These funds are offered in the United States as investment options under certain variable annuity contracts and variable life policies sold by the Company. Effective July 1, 2013, GBG ceased to serve as the sub-advisor to the aforementioned funds. RS Investments commenced managing these funds directly subsequent to the dates noted above. The Company is expecting to fully liquidate the equity ownership interest in GBG in March 2015.

Insurance Separate Accounts:

The Company has seventeen insurance separate accounts to support certain variable and group annuity and life insurance products that it sells. The majority of the separate accounts are unit investment trusts registered under the Investment Company Act of 1940. Proceeds from the sale of variable products are invested through these separate accounts in certain mutual funds specified by the contractholders.

The assets and liabilities of the separate accounts are clearly identified and distinct from the other assets and liabilities of the Company. The assets of the separate accounts will not be charged with any liabilities arising out of any other

B-46

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

business of the Company. However, the obligations of the separate accounts, including the promise to make annuity and death benefit payments, remain obligations of the Company. Assets of the separate accounts are stated primarily at the fair value of the underlying investments and corresponding contractholders obligations (See Note I).

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation:

The accompanying statutory basis financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of Delaware (the “Department”), which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”). Insurance companies domiciled in Delaware are required to prepare statutory basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures manual (“NAIC SAP”), subject to certain deviations prescribed or permitted by the Department. There are no deviations between the NAIC and the Department as of December 31, 2014 and 2013. The NAIC promulgates the NAIC SAP, which include accounting guidelines referred to as Statements of Statutory Accounting Principles (“SSAPs”).

Financial statements prepared in accordance with GAAP vary from financial statements prepared on a statutory basis (“STAT”) primarily because on a statutory basis: 1) costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred; 2) life insurance and annuity reserves follow statutory reserving requirements, including the use of statutory mortality and interest requirements, without consideration of withdrawals and company experience; 3) life insurance enterprises are required to establish a formula-based asset valuation reserve (“AVR”) by a direct charge to surplus to offset potential investment losses; 4) realized gains and losses resulting from changes in interest rates on fixed income investments are deferred in the interest maintenance reserve (“IMR”) and amortized into investment income over the remaining life of the investment sold; 5) bonds are carried principally at amortized cost; 6) certain reinsurance transactions are accounted for as reinsurance for statutory purposes and as either financing transactions or a derivative under GAAP, and assets and liabilities are reported net of reinsurance for statutory purposes and gross of reinsurance for GAAP; 7) certain “non-admitted assets” (uncollected premiums and advances to agent balances) must be excluded under statutory reporting through a charge to surplus; 8) investments in subsidiaries of the Company’s wholly owned subsidiaries and majority- owned subsidiaries are accounted for using the equity method, where earnings of such subsidiaries are recognized in surplus; only when dividends are distributed is income recognized; 9) annuity and certain insurance premiums are recognized as premium income; 10) if in the aggregate, the Company has a net negative cash balance, it is reported as a negative asset for statutory purposes and recorded as a liability under GAAP and 11) changes in deferred tax assets and liabilities, except those allocated to changes in unrealized gains and losses, are recognized as a separate component of surplus; deferred tax assets not meeting certain criteria are non-admitted. The effect on the financial statements of the Company from the differences between GAAP and STAT are material to the Company and are disclosed in Note L.

Use of Estimates:

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. As a provider of life insurance and annuity products, GIAC’s operating results in any given period depend on estimates of policy reserves required to provide for future policyholder benefits.

The development of policy reserves for insurance and investment contracts requires management to make estimates and assumptions regarding mortality, lapse, expense and investment experience. Such estimates are primarily based on historical experience and, in many cases, state insurance laws that require specific mortality, morbidity, and investment assumptions to be used by the Company and may preclude the use of lapse and expense assumptions. Actual future results could differ from these estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related reserve estimates.

The Company regularly invests in mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium

B-47

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience underlying mortgage loans. Actual prepayment timing could differ from original estimates resulting in adjustments to asset values and amortization or accretion recorded in future periods.

Admitted Assets:

Assets are stated at “admitted asset” values, which are values required by or permitted to be reported to the Department of Insurance of the State of Delaware in accordance with its rules and regulations. Certain assets designated as “non-admitted assets” (approximately $41 million and $34 million at December 31, 2014 and 2013 respectively), consisting principally of deferred tax assets, IMR, uncollected premiums and advances to agents are charged directly to unassigned surplus.

Investments:

See Note C and Note D regarding the accounting policy, reported statement value and estimated fair value of the Company’s investment in bonds, preferred stocks, and investments in subsidiaries.

Policy Loans:

Policy loans are stated at unpaid principal balance. The carrying amount approximates fair value since most loans on policies have no defined maturity date and reduce the amount payable at death or at surrender of the contract.

Cash, Cash Equivalents and Short-Term Investments:

Cash includes cash on deposit with banks. Cash equivalents are stated at amortized cost and consist of investments having maturities of three months or less at time of purchase. Certain short-term investments, including money market funds, are stated at amortized cost and consist primarily of investments having maturities greater than three months from the date of purchase, but less than one year to maturity. Fair values for such investments approximate carrying value.

Other Assets:

Other assets consist primarily of reinsurance recoverables and receivables for service fees.

Other Liabilities:

Other liabilities consist primarily of contingent tax liabilities, reinsurance payables, deferred and uncollected premiums ceded, accrued expenses and commissions payable.

Transfers from separate account due or accrued:

Transfers from separate account due or accrued are primarily separate account expense allowances (VACARVM) of $213 million and $209 million and fees receivables of $51 million and $46 million as of December 31, 2014 and 2013, respectively.

Contract and Policy Reserves:

The estimated fair value of contractholder account balances for investment type contracts has been determined to be equivalent to carrying value as the current offering and renewal rates are set in response to current market conditions.

B-48

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

The following table highlights the credited rates applicable to the Company’s liabilities:

Product	Credited Fixed Interest Rates
Individual Annuities, Fixed Rate Option	1.00% to 3.50%
Single Premium Deferred Annuity	1.00% to 4.90%
Dollar Cost Averaging	1.00% to 3.00%
Group Annuities	1.50% to 3.50%
Variable Life	3.00% to 4.10%
Group Universal Life	4.00%
Immediate Annuitizations Without Life Contingency, Fixed	1.50% to 3.50%

Product	Valuation Rates
Single Premium Immediate Annuities and Immediate Annuitizations With Life Contingency, Fixed	3.00% to 6.00%
Deferred Income Annuity, Fixed	3.50% to 4.50%

In 2013, the Company reduced the valuation rates for issue years 2011 and 2012 to 3.00% for life contingent annuities, which resulted in an increase of $18 million in statutory reserves. In addition, as a result of the change in the reserve methodology from Actuarial Guideline 38 (“AG38”) Section 8D to the Life Actuarial Task Force Statement interpretation of AG38, statutory reserves on Universal Life Secondary Guarantee policies were increased by $7 million. The Company concluded that these changes met the definition of a change in valuation basis under SSAP 51, Life Contracts; consistent with SSAP No. 3, any increase (strengthening) or decrease (destrengthening) in actuarial reserves resulting from such a change in valuation basis shall be recorded directly to surplus rather than as a part of the reserve change recognized in the summary of operations. These amounts were included in “Change in reserve valuation basis” in the Statutory Basis Statements of Changes in the Capital and Surplus.

Guaranteed Minimum Benefits:

The Company issues variable annuity contracts with guaranteed death benefits that guarantee either:

a)	Return of deposits: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).
b)	Ratchet including the optional Step-Up Death Benefit sold with certain Guaranteed Minimum Withdrawal Benefit (“GMWB”) riders: the benefit is the greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).
c)	Combination Rollup/Ratchet: the benefit is the greatest of the current account value, premiums paid increased with 3.00% simple interest each year (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).
d)	Return of deposits optional benefit (sold with certain GMWB riders): the benefit is equal to the sum of premiums paid and is not adjusted for withdrawals unless the total withdrawals made during the year exceed contractually specified amounts.

For guarantees of amounts in the event of death, the net amount at risk (“NAR”) is defined as the current Guaranteed Minimum Death Benefit (“GMDB”) in excess of the current account balance.

The Company also issues the following guaranteed living benefits:

GMWB

The GMWB contracts guarantee an annual withdrawal benefit up to a Guaranteed Withdrawal Amount (“GWA”) until the Guaranteed Withdrawal Benefit (“GWB”) is depleted, even if the Accumulation Value is reduced to zero through a combination of market declines and withdrawals. The GWB is either an account value based-ratchet (quarterly or annual) or a combination of an account value based-ratchet (quarterly or annual) and a roll-up at a specified interest rate (ranging from 5.00%-7.00% and either compound or simple depending on the rider version).

B-49

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Certain designs allow the withdrawals to continue for the lifetime of the policyholder even after the GWB is depleted. For the GMWB, the net amount at risk is defined as the guaranteed remaining balance in excess of the current account balance.

GMIB

The Guaranteed Minimum Income Benefit (“GMIB”) contracts provide a guarantee base that increases by the greater of a 5.00% roll-up rate or the contract anniversary account value. This base can only be accessed in duration 10 or later in the form of a payout annuity. For the GMIB, which guarantees a base level of lifetime income at annuitization, the net amount at risk is the value of the lifetime annuity in excess of the current account balance.

GMAB

The Guaranteed Minimum Accumulation Benefit (“GMAB” or “LBR”) contracts guarantee the return of investment on the maturity date. For the GMAB, the net amount at risk is the amount invested in excess of the current account balance.

The account value and net amount at risk of the contractholders at December 31, 2014 and 2013, for GMDB, GMWB, GMIB, and GMAB and (in millions, except Average Age) were as follows:

	2014			2013
	Account Value	Net Amount at Risk	Average Age	Account Value	Net Amount at Risk	Average Age
GMDB	$9,987	$49	63	$9,578	$56	63
GMWB	6,918	84	62	6,366	64	61
GMIB*	99	1	61	113	—	61
GMAB	12	—	64	22	—	64

*	In the calculation of the NAR for GMIB, the guaranteed benefit amount is decreased by 35% to reflect lower annuity factors used upon annuitization.

Actuarial Guideline XLIII (VACARVM) provides guidance on how to calculate reserves for Variable Annuities with both Living and Death Benefit Guarantees. The guideline requires the reserve to be calculated using two approaches, the standard scenario approach and the stochastic scenario approach, the final reserve being the greater of the two. The Standard Scenario amount is based on a deterministic projection with stipulated assumptions. The stochastic amount is based on the results of stochastically generated interest rate and equity scenarios. Management’s prudent best estimate assumptions along with margins for uncertainty are used to calculate the stochastic amount. Key assumptions used in valuing the liability include full withdrawals, partial withdrawals, mortality, investment management fees and revenue sharing, expenses, fund allocations, and other policyholder behavior. In addition, a method for projecting interest rates and equity returns is required. The stochastic process also requires the projection of in-force general account assets, assets from reinvested cash flows and in-force hedge assets that support the liabilities. The key assumptions needed in valuing the assets include reinvestment asset mix, reinvestment credit spreads, default rates, implied volatility, and swap interest rates. At December 31, 2014 and 2013, the Standard Scenario amount was the greater of the two measures and was thus used as the final reserve.

Reserves for Life Contracts and Deposit-Type Contracts:

The Company waives deductions for deferred fractional premiums upon death of insured and returns a portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

The Company currently issues variable life policies on lives classified as substandard. For scheduled policies issued with a flat extra premium, one half of such extra premium is held in addition to the standard mean reserve for the plan. Scheduled policies and riders issued on a substandard basis in percentage mortality classes are valued with factors based on the appropriate corresponding percentage mortality tables and stipulated interest rates and method.

As of December 31, 2014 and 2013, the Company had $630 million and $657 million, respectively, of insurance in force for which the gross premiums are less than the net premiums, according to the standard valuation set by the State of

B-50

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Delaware. The reserves to cover the above insurance equal $27 million and $30 million as of December 31, 2014 and 2013, respectively, which are included in “Reserves for policy benefits, deposit-type contracts and other contract liabilities,” in the Statutory Basis Balance Sheets. The Company does not utilize anticipated investment income as a factor in the calculation of these reserves. Instead, it utilizes a statutory premium deficiency reserve formula and interest rate assumption prescribed by Delaware insurance regulations.

The Tabular Interest, Tabular less Actual Reserve Released and Tabular Cost have been determined from the basic data for the calculation of policy reserves.

For the determination of Tabular Interest on funds not involving life for each valuation rate of interest, the Tabular Interest is calculated as one hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

Both the annual premium variable life product and the variable whole life with modified scheduled premiums product were available in substandard classes. These products are not currently available for sale.

For both products, the Company charges an additional gross premium that is payable for the later of 20 years or to age 65. These additional premiums do not affect policy values.

For the annual premium variable life product, the Company holds two additional reserves:

1.	A reserve for the basic coverage. This reserve considers the extra mortality and the premium payment period of the additional premium.
2.	A reserve for the variable insurance account, which is essentially a paid-up life reserve.

For the variable whole life with modified scheduled premium product, the Company holds the reserve for the basic coverage. Actuarial Guideline XXXVII provides guidance on how to determine statutory reserve liabilities for GMDBs offered with variable life insurance products. This guideline codifies the basic interpretation of reserve liabilities for variable life GMDBs by clarifying the projection assumptions and methodologies that comply with the Standard Valuation Law. The guideline requires the reserve to be calculated using two approaches—a One-Year Term reserve recognizing a 1/3 drop in separate account assets and the Attained Age Level Reserve (AALR). In calculating the reserves, the projection of policy values use valuation mortality for cost of insurance and the account values (general and separate) are projected at the valuation interest rate. The AALR method develops funding for the excess benefits (GMDB over benefits where there is no guarantee) by accumulating “payments” made each year that would fund the future shortfalls. Calculations for the “payments” are done on an attained age basis each year and take into account changes to the future requirements at the time of valuation and the accumulated balance (net of interest credited and mortality charges).

For the universal life with secondary guarantee products, the Company holds a UL CRVM reserve for the basic coverage and a liability for the secondary guarantees in accordance with Actuarial Guideline XXXVIII. The valuation mortality used is the Company experience as allowed in the Model and the interest is the maximum valuation interest rate.

The Company issues group deposit-type contracts funding agreements for qualified retirement plans. The funding agreements are issued through the general account and the deposits received on these contracts are recorded as liabilities and are not treated as premiums or as revenue under SAP.

Investment Reserves:

In compliance with statutory requirements, the Company maintains the AVR and the IMR. The AVR is intended to stabilize policyholders’ surplus against market fluctuations in the value of equities and credit- related declines in the value of bonds and mortgage loans. Changes in the AVR are recorded directly to surplus. The IMR defers net after-tax realized capital gains (losses) that result from changes in the overall level of interest rates for fixed income investments and amortizes these net realized capital gains (losses) into income over the remaining stated life of the investments sold. The Company uses the group method of calculating the IMR. Any negative IMR amounts are treated as a non-admitted asset.

B-51

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Premiums and Other Revenues:

Premiums and annuity considerations are recognized for funds received primarily on variable deferred annuity contracts, fixed deferred and immediate annuity contracts, and variable life insurance products. Corresponding transfers to or from separate accounts are a component of “Net transfers from separate accounts” in the Statutory Basis Statements of Operations.

Revenues also include service fees that are comprised of annual contract fees, charges for mortality and expenses based on separate account assets under management and administrative service fees received from the mutual funds that are investment options in the product separate accounts.

Federal Income Taxes:

The provision for federal income taxes is based on income from operations currently taxable. Realized gains and losses are reported net of the applicable federal income taxes. Deferred federal income tax assets are admitted to the extent they can be realized within three years subject to a 15.00% limitation of capital and surplus with increases or decreases reflected as adjustments to surplus (See Note F).

Reinsurance:

The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies (See Note G).

Net Investment Income and Capital Losses:

Net investment income includes interest and dividends received or accrued on investments. It also includes amortization of any purchase premium or discount using the interest method, adjusted retrospectively or prospectively for any change in estimated yield to maturity. Investment income due and accrued that is deemed uncollectible is charged against net investment income in the period such determination is made, while investment income greater than 90 days past due is non-admitted and charged directly to surplus. Net investment income is reduced by investment management expenses.

Realized investment gains and losses are reported in income based upon specific identification of securities sold. Realized losses include valuation adjustments for other-than-temporary declines in investments. Unrealized investment gains and losses on financial instruments carried at fair value represent changes in the reported fair value and are recorded directly to surplus.

Assessments:

Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. Amounts assessed to each company are typically related to its proportion of business written in each state. The Company’s policy is to accrue assessments when the entity for which the insolvency relates has met its state of domicile’s statutory definition of insolvency, the amount of the loss is reasonably estimable and the related premium upon which the assessment is based is written. In most states, the definition is met with a declaration of financial insolvency by a court of competent jurisdiction. In certain states there must also be a final order of liquidation. As of December 31, 2014 and 2013, respectively, the Company had no liability for its estimated assessments. Some states permit members insurers to recover assessments through full or partial premium tax offsets. The related premium tax offsets included in “Other assets” was $0.8 million as of December 31, 2014 and 2013.

Revision:

The prior year financial statements have been revised to correct a classification in the previously reported balance sheet. During 2014, the Company concluded that it was appropriate to reclassify its VACARVM allowance (contra-liability) from admitted assets to liabilities. Previously, such an amount had been classified as “Receivable from separate accounts” under admitted asset in the amount of $255 million. Accordingly, the Company has revised the classification

B-52

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

to report these as “Transfers from separate account due or accrued” under liabilities in the Statutory Basis Balance Sheets for 2013 to be consistent with the presentation in 2014. This change in classification does not affect the previously reported Statutory Basis Statements of Cash Flows, previously reported Statutory Basis Statements of Changes in Capital and Surplus, or the previously reported Statutory Basis Statements of Operations for any period. Management concluded this revision is not material to previously issued financial statements.

NOTE C—INVESTMENTS

Bonds and Preferred Stocks:

Investments are valued in accordance with methods prescribed by the Securities Valuation Office of the NAIC (“SVO”). The Company obtains the fair value of financial instruments held in its portfolio that are either carried at fair value on the face of the financial statements or disclosed in the notes to the financial statements at fair value, from a number of sources. These sources include published market quotes for active market exchange traded instruments, third party pricing vendors, investment banks that are lead market makers in certain markets, broker quotes and the use of internal valuation models that use market observable inputs when available and Company- derived inputs when external inputs are not available or deemed to be inaccurate. Unrealized gains and losses on investments carried at fair value are recorded directly in unassigned surplus. The investment portfolio is reviewed for investments that may have experienced a decline in value considered to be other-than-temporary. The Company considers several factors in determining if an other-than-temporary decline exists: duration and extent to which the fair value of the security has been less than cost; financial condition of the issuer; the near-term prospects for recovery of the fair value of a security; discounted estimated future cash flows; and the intent and ability of the Company to hold the security to allow for an anticipated recovery in value. Impairments that are considered other-than-temporary are included in net realized capital gains (losses). Valuation methods for the various types of investments held are as follows:

Bonds—Bonds are stated principally at amortized cost with bond premiums and discounts amortized using the scientific interest method. Those bonds that are rated 6 by the NAIC are reported at the lower of amortized cost or fair value. Mortgage-backed bonds are carried at amortized cost using the interest method considering anticipated prepayments at the date of purchase. Significant changes in future anticipated cash flows from the original purchase assumptions are accounted for using the retrospective and prospective adjustment method utilizing the Public Securities Association standard prepayment rates.

Prepayment assumptions for single class and multi-class mortgage-backed/asset-backed securities were obtained from issuers or broker-dealers through information services or internal estimates and are consistent with current interest rates and the economic environment.

Preferred stocks—Preferred stocks are carried at fair value if impaired during the reporting period or carried at the lower of cost or fair value based on the rating assigned by the SVO.

Investments in Subsidiaries:

Investments in subsidiaries are valued using the GAAP basis equity and consist of the Company’s investments in PAS, HSF and GBG. Undistributed earnings or losses of subsidiaries and unrealized appreciation and depreciation are reflected as unrealized capital gains or losses directly in surplus. Distributed dividends of subsidiaries are recorded in net investment income.

B-53

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

The amortized cost basis and estimated fair value of bonds and the cost and estimated fair value of preferred stocks and investments in subsidiaries at December 31, 2014 and 2013 were as follows:

	Amortized Cost/Cost	Gross Unrealized		Estimated Fair Value
December 31, 2014		Gains	(Losses)
		(In millions)
U.S. Government	$80	$1	$—	$81
Special Revenue	13	2	—	15
States, Territories and Possessions	6	—	—	6
Political Subdivisions	—	—	—	—
Hybrid	2	—	—	2
Industrial and Miscellaneous	2,366	86	(12)	2,440

Total Bonds	$2,467	$89	$(12)	$2,544

Preferred Stocks—Perpetual	$—	$—	$—	$—

Investment in Subsidiaries	$91	$—	$(66)	$25

	Amortized Cost/Cost	Gross Unrealized		Estimated Fair Value
December 31, 2013		Gains	(Losses)
		(In millions)
U.S. Government	$43	$1	$—	$44
Special Revenue	21	—	—	21
States, Territories and Possessions	7	—	—	7
Political Subdivisions	7	—	—	7
Hybrid	2	—	—	2
Industrial and Miscellaneous	2,032	49	(29)	2,052

Total Bonds	$2,112	$50	$(29)	$2,133

Preferred Stocks—Perpetual	$4	$—	$(1)	$3

Investment in Subsidiaries	$70	$—	$(54)	$16

The Company invests in high quality securities that are diversified by asset class, issuer and industry. At December 31, 2014, approximately 3.3% of the portfolio is invested in securities issued or backed by the United States Government or its agencies. No other single issuer accounts for more than 1.8% of the portfolio at December 31, 2014.

The amortized cost and estimated fair value of bonds at December 31, by contractual maturity is shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations.

	2014
	Amortized Cost	Fair Value
	(In millions)
Due in one year or less	$177	$179
Due after one year through five years	954	968
Due after five years through ten years	565	579
Due after ten years	635	678
Sinking fund bonds, mortgage-backed securities and asset-backed securities	136	140

Total	$2,467	$2,544

B-54

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

The net change in unrealized capital losses included in surplus for the years ended December 31, 2014 and 2013 are summarized as follows:

	2014	2013
	(In millions)
Changes in net unrealized capital losses attributable to:
Investments in subsidiaries	$(12)	$(12)
Derivatives	9	(6)
Tax effect on unrealized capital losses	1	(1)

Total change in net unrealized capital losses, net of tax	$(2)	$(19)

Proceeds from sales of investments in bonds amounted to $320 million and $80 million in 2014 and 2013, respectively. Gross gains of $4.3 million and $0.4 million and gross losses of $1.4 million and $1.8 million were realized on sales of bonds in 2014 and 2013, respectively. These amounts are pre-tax and pre-IMR.

Proceeds from sales of investments in common stocks amounted to $0.0 million and $0.1 million in 2014 and 2013, respectively. No gross gains and gross losses were realized on sales of common stocks in 2014 and 2013.

Proceeds from sales of investments in preferred stocks amounted to $4.0 million in 2014. Gross gains of $0.1 million and gross losses of $0.0 million were realized on sales of preferred stocks in 2014. There were no sales of investments in preferred stocks in 2013. These amounts are pre-tax and pre-IMR.

Unrealized losses:

The Company’s investments’ gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, at December 31, were as follows:

December 31, 2014	Less Than 12 Months		More Than 12 Months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
			(In millions)
U.S. Government	$41	$—	$2	$—	$43	$—
States, Territories and Possessions	2	—	—	—	2	—
Industrial and Miscellaneous	467	(8)	152	(4)	619	(12)

Total Bonds	510	(8)	154	(4)	664	(12)
Preferred Stocks—Perpetual	—	—	—	—	—	—

Total Temporarily Impaired Securities	$510	$(8)	$154	$(4)	$664	$(12)

December 31, 2013	Less Than 12 Months		More Than 12 Months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
			(In millions)
U.S. Government	$34	$—	$—	$—	$34	$—
Special Revenue	7	—	—	—	7	—
States, Territories and Possessions	2	—	—	—	2	—
Industrial and Miscellaneous	876	(25)	28	(4)	904	(29)

Total Bonds	919	(25)	28	(4)	947	(29)
Preferred Stocks—Perpetual	—	—	3	(1)	3	(1)

Total Temporarily Impaired Securities	$919	$(25)	$31	$(5)	$950	$(30)

The Company’s investment portfolio includes individual securities that are in an unrealized loss position and have not been recognized as other-than-temporary impairments. There were one hundred and one securities in an unrealized

B-55

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

loss position for greater than 12 months with a book value of $158 million and a fair value of $154 million as of December 31, 2014. There were thirty-two securities in an unrealized loss position for greater than 12 months with a book value of $36 million and a fair value of $31 million as of December 31, 2013.

In reaching the conclusion that these impairments are not other-than-temporary, management considered many factors including duration and severity of impairment, discounted cash flows, investment sector stability, and credit-worthiness, financial condition of issuer and intent and ability to hold to allow for recovery in value.

Mortgage Loans

Mortgage loans are valued at amortized cost. Valuation reserves are established for potential declines in the value of mortgage loans. As of December 31, 2014 and December 31, 2013, there were no valuation reserves established for any of the Company’s mortgage loans. There were no other-than-temporary impairments on mortgage loans in December 31, 2014 or 2013.

The Company’s investments in mortgage loans on real estate consist principally of loans on commercial and cooperative residential real estate properties. The largest concentrations of commercial real estate mortgage loans are for properties located in California and New York ($50 million or 39.44% and $18 million or 14.05%) at December 31, 2014. The largest concentrations of commercial real estate mortgage loans are for properties located in California and New York ($26 million or 61.07% and $5 million or 11.76%) at December 31, 2013. The Company estimates the fair value of mortgage loans on real estate to be $132 million and $41 million at December 31, 2014 and December 31, 2013, respectively. Fair value was determined based upon the present value of the scheduled future cash flows of each loan based on the average term to maturity discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage. The minimum and maximum ranges of lending rates on new mortgage loans were between 3.80% and 5.50% originated during 2014. The maximum percentage of any single mortgage loan to the value of the security originated in 2014 was 69.98%.

Interest received on impaired loans that were previously modified in a troubled debt restructuring is either applied against the principal or reported as revenue according to management’s judgment as to the collectability of principal. There were no mortgages with interest more than 180 days past due at December 31, 2014 and December 31, 2013.

Management monitors its mortgage loan portfolio on an ongoing basis for events or circumstances that could indicate that it will not receive all of its contractually due principal and interest payments in accordance with the loan agreements. In May and November of each year, the entire portfolio is screened based on debt service coverage, loan to value ratio, delinquency over 90 days and if there are indications that balloon payments due at maturity will not be made to determine if any other than temporary impairments might need to be recorded.

There were no restructured mortgage loans as of December 31, 2014 or December 31, 2013.

The following table set forth the credit quality indicators as of December 31, 2014 and December 31, 2013, based upon the recorded investment gross of allowance for credit losses.

Mortgage Loans: (In millions)	Debt Service Coverage Ratio—December 31, 2014
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
Loan-to-Value Ratio
0% - 49.99%	$29	$3	$—	$—	$—	$—	$32
50% - 59.99%	17	5	—	4	5	—	31
60% - 69.99%	38	5	12	10	—	—	65
70% - 79.99%	—	—	—	—	—	—	—
80% - 89.99%	—	—	—	—	—	—	—
90% - 100%	—	—	—	—	—	—	—
Greater than 100%	—	—	—	—	—	—	—

Total Industrial	$84	$13	$12	$14	$5	$—	$128

B-56

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Mortgage Loans: (In millions)	Debt Service Coverage Ratio—December 31, 2013
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
Loan-to-Value Ratio
0% - 49.99%	$17	$—	$—	$5	$—	$—	$22
50% - 59.99%	10	—	3	—	—	—	13
60% - 69.99%	—	3	5	—	—	—	8
70% - 79.99%	—	—	—	—	—	—	—
80% - 89.99%	—	—	—	—	—	—	—
90% - 100%	—	—	—	—	—	—	—
Greater than 100%	—	—	—	—	—	—	—

Total Industrial	$27	$3	$8	$5	$—	$—	$43

Investment in Subsidiaries:

Investments in subsidiaries are valued using the GAAP basis equity and consist of the Company’s investments in PAS, HSF and GBG (See Note C). Selected financial information for PAS and HSF, the Company’s significant subsidiaries at December 31, 2014 and 2013 are highlighted below:

	2014	2013
	(In millions)
PAS
Total assets	$39	$40
Total liabilities	18	24
Net loss	(12)	(8)

HSF
Total assets	$20	$—
Total liabilities	16	—
Net loss	—	—

There were no dividends received from PAS and HSF in 2014 or 2013.

Net Investment Income:

Net investment income, including accrual of discount and amortization of premiums, arose from the following sources for the years ended December 31:

	2014	2013
	(In millions)
Bonds	$77	$70
Subsidiaries	—	5
Mortgage loans	4	1
Policy loans	7	7

Total gross investment income	88	83
Less: investment expenses	(4)	(4)

Net investment income	$84	$79

B-57

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Net Realized Capital Losses from Investments:

Net realized losses from investments were derived from the following sources for the years ended December 31:

	2014	2013
	(In millions)
Bonds	$4	$1
Derivatives and other	(67)	(174)

Total net realized capital losses	(63)	(173)
Transfer to IMR	(3)	(1)
Capital gain federal income tax expense	1	—

Net realized capital losses, net of tax and transfers to IMR	$(67)	$(174)

There were no impairment losses for 2014 and 2013, respectively.

Derivative Financial Instruments:

In order to minimize the volatility associated with the GMWB, the Company has established a hedge strategy to manage this risk. The Company uses S&P 500, NASDAQ, MSCI EAFE, Russell 2000 e-mini futures contracts and U.S. Treasury futures contracts, which are exchange traded, to hedge market fluctuations of the Company’s GMWB product.

The Company enters into derivative transactions in order to mitigate (“hedge”) certain risks pertaining to its assets, liabilities and surplus from fluctuations in interest rates, foreign currency exchange rates and market volatility. Derivatives are either exchange traded or contracted over-the-counter. The majority of the Company’s over-the-counter derivatives are bilateral contracts between the Company and a single counterparty. The Company’s remaining over-the-counter derivatives are cleared and settled through central clearing counterparties.

Derivatives that are designated as hedges for accounting purposes and meet the qualifications for hedge accounting are reported on a basis consistent with the asset or liability being hedged (i.e. at amortized cost). Derivatives that are used to mitigate risk but are not designated as hedges for accounting purposes or do not meet the qualifications for hedge accounting treatment are reported at fair value.

To qualify for hedge accounting the hedge relationship must be designated and formally documented at inception. This documentation details the risk management objective and strategy for the hedge, the derivative used in the hedge, the asset or liability being hedged, and the methodology for assessing hedge effectiveness. The hedge must also be “highly effective” with an assessment of its effectiveness performed both at inception and on an ongoing basis over the life of the hedge.

Derivative transactions expose the Company to the risk that the counterparty may not be able to fulfill its obligations under the terms set forth in the contract. The Company manages this counterparty risk by entering into transactions with counterparties that maintain a minimum credit rating, by performing ongoing review of a counterparties’ credit standing, by adhering to established limits for credit exposure to any single counterparty and is requiring collateral posting subject to thresholds and minimum transfer amounts in accordance with counterparty agreements to support credit risk associated with counterparty exposures which further reduces the company’s exposure to default by the counterparty. The Company is required to establish a margin account for all of its futures contracts. Any contract gains or losses due to the change in the value of futures are settled in cash on a daily basis. The Company does not offset the statement values for derivatives executed with the same counterparty, even if a master netting arrangement is in place. The Company also does not offset the right to claim collateral against the obligation to return such collateral.

The Company has no embedded credit derivatives that expose it to the possibility of being required to make future payments.

Hedging—Not Designated As Hedging Instruments:

The Company enters into other derivative transactions that mitigate economic risks but are not designated as a hedge for accounting purposes or do not qualify for hedge accounting treatment. These derivative instruments are reported at

B-58

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

fair value in the balance sheet as either other invested assets or other liabilities. Changes in the fair value of these instruments are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recorded.

Treasury futures are used to mitigate interest rate risk pertaining to guaranteed minimum benefit liability associated with one of the products that it sells. Treasury futures obligate the Company to take or receive delivery of certain Treasury Bonds at a specified price at a future date.

Equity index futures are used to mitigate market fluctuations of the Company’s portfolio of unaffiliated common stock and other mark to market assets and to minimize the volatility associated with certain liabilities. Equity index futures obligate the Company to pay or receive from a counterparty a cash amount based on a specified equity market index at a predefine price as of a future date applied to the notional amount of the contracts.

All of the futures contracts that the Company has entered into are exchange traded. Margin payments are required for futures contract and contract gains or losses are settled daily in cash, therefore the futures contracts are carried at zero value on the Company’s balance sheets. The contract amount of futures contracts represents the extent of the Company’s involvement, but not future cash requirements, as open positions are typically closed out prior to the delivery date of the contract.

The effects of the Company’s use of derivative instruments on the Balance Sheets and Statements of Operations:

December 31, 2014

	Notional Amount	Statement Value Assets	Liabilities	Change in Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
	(In millions)
Derivatives designated as hedging instruments:
Equity index futures	$—	$—	$—	$—	$—	$—
Derivatives not designated as hedging instruments:
Treasury Futures	2	—	—	—	6	—
Equity index futures	—	—	—	9	(73)	—

Total derivatives	$2	$—	$—	$9	$(67)	$—

December 31, 2013
	Notional Amount	Statement Value Assets	Liabilities	Change in Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
	(In millions)
Derivatives designated as hedging instruments:
Equity index futures	$—	$—	$—	$—	$—	$—
Derivatives not designated as hedging instruments:
Treasury Futures	—	—	—	2	(17)	—
Equity index futures	—	—	—	(8)	(157)	—

Total derivatives	—	—	—	$(6)	$(174)	$—

Restricted Assets and Special Deposits:

Assets of $4 million at December 31, 2014 and 2013, were on deposit with governmental authorities or trustees as required by certain insurance laws. These amounts are included in “Bonds” in the Statutory Basis Balance Sheets.

B-59

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Repurchase Agreements:

The Company enters into repurchase agreements whereby securities will be resold at a specified date and price. There were no repurchase agreements outstanding as of December 31, 2014 and 2013.

Information about Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentrations of Credit Risk:

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit ratings. Because exchange-traded futures are processed through a regulated exchange and positions are marked to market and settle on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The Company is required to establish collateral for any futures contracts that are entered. The amount of collateral that is required is determined by the exchange on which it is traded. The Company currently uses U.S. Treasury bonds to satisfy this collateral requirement.

The current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. The Company’s financial instruments with off-balance sheet risk as of December 31, 2014 and 2013 were $31 million and $21 million, respectively.

NOTE D—FAIR VALUE OF FINANCIAL INSTRUMENTS

The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based on observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s view of market assumptions based on internally developed data in the absence of observable market information. The guidance requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs when determining the fair value of an asset or liability. The statement classifies all assets and liabilities carried or disclosed at fair value in one of the following three categories:

Level 1—inputs are unadjusted quoted market prices available in active markets for identical assets or liabilities on the reporting date. Assets in this category include actively traded registered mutual funds held directly by the separate accounts sponsored by the Company.

Level 2—inputs are quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active and model derived valuations whose inputs are observable or whose significant value drivers are observable. These types of instruments include preferred stocks and certain investments in registered mutual funds in which the fund holds instruments that are not actively traded and investments in non-registered collective investment funds.

Level 3—inputs are unobservable where there is little or no market activity for the asset or liability and the Company makes estimates and assumptions based on internally derived information.

The estimated fair values presented below have been determined using available information and valuation methodologies. The estimated fair value for financial instruments held by the Company was determined by management after considering the following sources of information: published market quotes for active exchange traded instruments, third party pricing vendors, quotes from investment banks that are lead market makers in certain markets, independent broker quotations, or the use of internal valuation models that use market observable inputs when available and Company derived inputs when external inputs are not available or deemed to be inaccurate. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such amounts are management’s estimate of the value that would be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies from period to period based on available information and market conditions could have a material effect on the estimated fair values.

B-60

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Separate Accounts Assets:

The Company sponsors separate accounts that support certain products that it sells. The separate accounts invest in various registered mutual funds and non-registered collective investment funds managed by RS Investments Management Co., an affiliated company, as well as unaffiliated third parties. The fair value of these investments is based upon the reported net asset values (“NAVs”) as provided by the fund manager.

The Company’s management reviews each mutual fund’s liquidity in order to determine the level those investments should be reported. Generally, actively traded registered mutual fund investments are considered a Level 1, non-registered collective fund investments that have no redemption restrictions or fees associated with it and are open to new investors are considered a Level 2 and all other fund investments that do not meet the criteria of Level 1 or 2 are reported as Level 3. As of December 31, 2014 and 2013, none of the Separate Account investments are considered to be Level 3.

The following tables summarize the Company’s assets carried at fair value by their fair value hierarchy levels at December 31, 2014 and 2013:

December 31, 2014	Level 1	Level 2	Level 3	Total Fair Value	Carrying Amount
			(In millions)
Assets at Fair Value
Separate Accounts Assets	$11,394	$1,415	$—	$12,809	$12,809

Total Assets at Fair Value	$11,394	$1,415	$—	$12,809	$12,809

There were no transfers into or out of Level 1 and 2 during 2014.

December 31, 2013	Level 1	Level 2	Level 3	Total Fair Value	Carrying Amount
			(In millions)
Assets at Fair Value
Separate Accounts Assets	$10,816	$1,345	$—	$12,161	$12,161

Total Assets at Fair Value	$10,816	$1,345	$—	$12,161	$12,161

There were no transfers into or out of Level 1 and 2 during 2013.

NOTE E—PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Gross deferred and uncollected insurance premiums represent premiums due to be received from policyowners through the next policy anniversary date. These premiums and annuity considerations are reinsured to The Guardian (See Note G). Net deferred and uncollected premiums ceded represent only the portion of gross premiums related to mortality charges and interest. Deferred and uncollected premiums ceded at December 31, 2014 and 2013 were as follows:

2014
Type	Gross	Net of Loading
(In millions)
Ordinary new business	$—	$—
Ordinary renewal	3	3
Group life renewal	—	—

2013
Type	Gross	Net of Loading
(In millions)
Ordinary new business	$—	$—
Ordinary renewal	4	4
Group life renewal	—	—

B-61

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

NOTE F—INCOME TAXES

Consolidated Federal Income Tax Return:

The Company’s federal income tax return is consolidated with the following entities:

•	The Guardian Life Insurance Company of America,

•	Park Avenue Life Insurance Company,

•	Sentinel American Life Insurance Company,

•	Family Service Life Insurance Company,

•	Managed Dental Care of California,

•	Managed DentalGuard of Texas,

•	Managed DentalGuard of New Jersey,

•	Innovative Underwriters Inc.,

•	Berkshire Life Insurance Company of America, and

•	First Commonwealth, Inc., and its subsidiaries

The Company files a consolidated federal income tax return with its parent company, The Guardian. The Company has a written agreement, approved by the Company’s Board of Directors, which sets forth the manner in which the total combined federal income tax is allocated to each entity which is a party to the consolidation. Pursuant to this agreement, the Company has the enforceable right to recoup federal income taxes paid in prior years in the event of future net losses, which it may incur, or to recoup its net losses carried forward as an offset to future net income subject to federal income taxes.

The Internal Revenue Code limits the amount of non-life insurance losses that may offset life insurance company taxable income. The consolidated income tax liability is allocated among the members of the group pursuant to a tax allocation agreement. In accordance with the tax allocation agreement, each qualifying member of the group computes its tax provision and liability on a separate return basis, but may, where applicable, recognize benefits of net operating losses and capital losses utilized in the consolidated group. Subsidiary tax liabilities/benefits are settled subsequent to the filing of the federal income tax return.

An estimate of the amount of any increase in the Company’s Federal or foreign income tax loss contingencies during the twelve month period ending December 31, 2015 cannot be made.

The Components of the Net Deferred Tax Assets (DTAs) recognized in the Company’s Assets, Liabilities, Surplus and Other Funds are as follows:

Description	December 31, 2014
(In millions)	Ordinary	Capital	Total
Gross Deferred Tax Assets	$68	$4	$72
Statutory valuation allowance adjustments	—	—	—

Adjusted Gross Deferred Tax Assets	68	4	72
Deferred Tax Assets Nonadmitted	39	4	43

Subtotal Net Admitted Deferred Tax Asset	29	—	29
Deferred Tax Liabilities (DTLs)	16	—	16

Net Admitted Deferred Tax Asset/(Net Deferred Tax Liability)	$13	$—	$13

B-62

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Description	December 31, 2013
(In millions)	Ordinary	Capital	Total
Gross Deferred Tax Assets	$59	$3	$62
Statutory valuation allowance adjustments	—	—	—

Adjusted Gross Deferred Tax Assets	59	3	62
Deferred Tax Assets Nonadmitted	30	2	32

Subtotal Net Admitted Deferred Tax Asset	29	1	30
Deferred Tax Liabilities	14	—	14

Net Admitted Deferred Tax Asset/(Net Deferred Tax Liability)	$15	$1	$16

	Change
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$9	$1	$10
Statutory valuation allowance adjustments	—	—	—

Adjusted Gross Deferred Tax Assets	9	1	10
Deferred Tax Assets Nonadmitted	9	2	11

Subtotal Net Admitted Deferred Tax Asset	—	(1)	(1)
Deferred Tax Liabilities	2	—	2

Net Admitted Deferred Tax Asset/(Net Deferred Tax Liability)	$(2)	$(1)	$(3)

Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. A valuation allowance is recorded to reduce any portion of the deferred tax asset that is expected to more likely than not be realized. The Company’s management has concluded that the deferred income tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

During 2014 and 2013, the Company corrected an error in the accounting for deferred income taxes. In connection with this, an adjustment was recorded to increase the gross deferred tax asset by $4 million and decrease the gross deferred tax asset by $6 million in 2014 and 2013, respectively. In addition, a corresponding adjustment of $4 million was recorded to increase the non admitted deferred tax asset and $6 million was recorded to decrease the non admitted deferred tax asset in 2014 and 2013, respectively, resulting in no net impact to the net admitted deferred tax asset or surplus.

Admission calculation components SSAP No. 101 (Paragraph 11)

The Company follows the guidance in Statement of Statutory Accounting Principles No. 101—Income Taxes, A Replacement of SSAP No. 10R and SSAP No.10 (“SSAP 101”). SSAP 101 includes a similar calculation for limitation of gross deferred tax assets as SSAP 10R for insurers that maintain a minimum of 300% of their authorized control level RBC computed without net deferred tax assets. The Company exceeded the 300% minimum RBC requirement at December 31, 2014 and expects to exceed this minimum during 2015.

Description	December 31, 2014
(In millions)	Ordinary	Capital	Total
a. Federal Income Taxes Paid In Prior Years Recoverable Through Loss Carrybacks.	$2	$—	$2
b. Adjusted Gross Deferred Tax Assets Expected To Be Realized (Excluding The Amount Of Deferred Tax Assets From a, above) After Application of the Threshold Limitation. (The Lesser of b.i. and b.ii. Below)	12	—	12
The lesser of:
i. Adjusted Gross Deferred Tax Assets Expected To Be Realized Following The Balance Sheet Date	12	—	12
ii. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.	32	—	32
c. Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From a. and b. above) Offset by Gross Deferred Tax Liabilities.	16	—	16

Deferred Tax Assets Admitted as the result of application of SSAP No. 101. Total (a. + b. + c.)	$30	$—	$30

B-63

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Description	December 31, 2013
(In millions, except percentages)	Ordinary	Capital	Total
a. Federal Income Taxes Paid In Prior Years Recoverable Through Loss Carrybacks.	$1	$1	$2
b. Adjusted Gross Deferred Tax Assets Expected To Be Realized (Excluding The Amount Of Deferred Tax Assets From a, above) After Application of the Threshold Limitation. (The Lesser of b.i. and b.ii. Below)	14	—	14
The lesser of:
i. Adjusted Gross Deferred Tax Assets Expected To Be Realized Following The Balance Sheet Date	14	—	14
ii. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.	25	—	25
c. Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From a. and b. above) Offset by Gross Deferred Tax Liabilities.	14	—	14

Deferred Tax Assets Admitted as the result of application of SSAP No. 101. Total (a. + b. + c.)	$29	$1	$30

	Change
	Ordinary	Capital	Total
a. Federal Income Taxes Paid In Prior Years Recoverable Through Loss Carrybacks.	$1	$(1)	$—
b. Adjusted Gross Deferred Tax Assets Expected To Be Realized (Excluding The Amount Of Deferred Tax Assets From a, above) After Application of the Threshold Limitation. (The Lesser of b.i. and b.ii. Below)	(2)	—	(2)
The lesser of:
i. Adjusted Gross Deferred Tax Assets Expected To Be Realized Following The Balance Sheet Date	(2)	—	(2)
ii. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.	7	—	7
c. Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From a. and b. above) Offset by Gross Deferred Tax Liabilities.	2	—	2

Deferred Tax Assets Admitted as the result of application of SSAP No. 101. Total (a. + b. + c.)	$1	$(1)	$—

	2014	2013
Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	726%	740%
Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation	$233	$180

Impact of Tax Planning Strategies

Description	December 31, 2014
(In millions, except percentages)	Ordinary	Capital
(a) Determination of adjusted gross deferred assets and net admitted deferred tax assets, by tax character as a percentage of total.
(1) Adjusted Gross DTAs	68	4
(2) Percentage of adusted gross DTA’s by tax character attributable to the impact of tax planning strategies	18%	0%
(3) Net Admitted Adjusted Gross DTAs	29	—
(4) Percentage of net admitted adjusted Gross DTAs by tax character admitted because of the impact of tax planning strategies	45%	0%

B-64

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Description	December 31, 2013
(In millions, except percentages)	Ordinary	Capital
(1) Adjusted Gross DTAs	59	3
(2) Percentage of adusted gross DTA’s by tax character attributable to the impact of tax planning strategies	23%	0%
(3) Net Admitted Adjusted Gross DTAs	29	1
(4) Percentage of net admitted adjusted Gross DTAs by tax character admitted because of the impact of tax planning strategies	89%	0%

	Change
	Ordinary		Capital
(1) Adjusted Gross DTAs	9		1
(2) Percentage of adusted gross DTA’s by tax character attributable to the impact of tax planning strategies	(5%	)	0%
(3) Net Admitted Adjusted Gross DTAs	0		(1)
(4) Percentage of net admitted adjusted Gross DTAs by tax character admitted because of the impact of tax planning strategies	(44%	)	0%

All DTL were recognipP1B zed as of December 31, 2014 and 2013.

Current Tax and Change in Deferred Tax:

Current income taxes incurred consist of the following major components at December 31, 2014 and 2013:

Description	2014	2013
	(In millions)
Federal income tax benefit on operating loss	$(12)	$(58)
Prior year overaccrual	(8)	(2)
Contingent tax	3	2
Foreign	(1)	—

Current federal operations income tax benefit	(18)	(58)
Current Federal capital gains income tax expense	1	—

Total current federal income tax benefit	$(17)	$(58)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2014 and 2013 were as follows:

	2014	2013	Change
	(In millions)
DTAs Resulting from Book/Tax Differences in:
Ordinary:
Reserves	$48	$35	$13
Policy acquisition costs	20	24	(4)
AG 38 Reserve	—	—	—
Capital loss related to RIC liquidation	—	—	—

Gross ordinary DTAs—(admitted and nonadmitted)	$68	$59	$9

Statutory valuation allowance adjustment—ordinary	—	—	—
Total ordinary DTAs—(nonadmitted)	39	30	9

Admitted ordinary DTAs	$29	$29	$—

B-65

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

	2014	2013	Change
	(In millions)
Capital:
Impaired securities	$4	$3	$1
Unrealized loss on investments	—	—	—
Other—Capital Loss related to 2012 RIC liquidation	—	—	—

Gross capital DTAs—(admitted and nonadmitted)	$4	$3	$1

Statutory valuation allowance adjustment—capital	—	—	—
Total capital DTAs—(nonadmitted)	4	2	2

Admitted capital DTAs	—	1	(1)

Total admitted DTAs	$29	$30	$(1)

DTLs Resulting from Book/Tax Differences in:
Ordinary:
Market discount	$2	$2	$—
Reserves	14	12	2

Total Ordinary DTLs	$16	$14	$2

Capital:

Total DTL	$16	$14	$2

Net admitted DTAs/(DTLs)	$13	$16	$(3)

The change in net deferred Federal income taxes is comprised of the following:

	2014	2013	Change
	(In millions)
Adjusted gross deferred tax assets	$72	$62	$10
Total Deferred Tax Liabilities	16	14	2

Net deferred tax assets (liabilities)	$56	$48	8

Tax effect of unrealized capital losses			(1)

Change in net deferred federal income tax benefit			$7

Contingent Tax Liabilities:

As of December 31, 2014, the Company had $7 million of unrecognized tax benefits and related interest expense, if recognized, all of which would affect the Company’s annual effective tax rate. Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of cash to the taxing authority to an earlier period.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in income tax expense. For the years ended December 31, 2014 and 2013, the Company recognized approximately $3 million and $2 million in interest and penalties, respectively. The Company has approximately $6 million and $3 million accrued for payment of interest and penalties at years 2014 and 2013, respectively.

The Company files U.S. federal income tax returns along with various state and local income tax returns. The IRS is currently reviewing the Company’s U.S. income tax returns for the tax years 2009 through 2011.

B-66

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Reconciliation of Federal Income Tax Rate to Actual Effective Rate:

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant book to tax adjustments causing this difference is the following:

	2014	Effective Tax Rate*
	(In millions)
Net gain from operations after dividends to policyholders and before Federal income tax @ 35%	$17	35%
Net realized capital gains (losses) @ 35%	(23)	35%

Provision calculated at statutory rate	$(6)	35%
Dividends received deduction and other	(15)	87%

Subtotal	$(21)	122%
Contingent taxes	3	(20%	)
Return to provision	(5)	29%
Foreign tax credit	(1)	3%

Total	$(24)	134%

Total current federal income tax benefit	$(17)	98%
Change in net deferred federal income taxes benefit	(7)	36%

Total statutory income tax benefit	$(24)	134%

*	Percentages are based on whole dollars not on rounded millions as shown

Operating Loss and Tax Credit Carryforwards:

As of December 31, 2014, the Company does not have any net ordinary loss carryforwards, capital loss carryforwards or tax credit carryforwards.

The following are income taxes incurred in prior years that are available for recoupment in the event of future net losses:

Year	Ordinary	Capital	Total
		(In millions)
2014	$—	$1	$1
2013	—	—	—
2012	—	1	1

Total	$—	$2	$2

NOTE G—REINSURANCE CEDED

The Company enters into coinsurance, modified coinsurance and yearly renewable term agreements with The Guardian and outside parties to provide for reinsurance of selected variable annuity contracts and group life and individual life policies. Under the terms of the modified coinsurance agreements with The Guardian, reserves ceded to the reinsured business and corresponding assets held by the Company amounted to $430 million and $431 million at December 31, 2014 and 2013, respectively. The reinsurance contracts do not relieve the Company of its primary obligation for policyowner benefits. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, the Company evaluates the financial condition of its reinsurers in order to minimize its exposure to losses from reinsurer insolvencies.

The Company entered into an Individual Life Yearly Renewable Term reinsurance agreement with The Guardian effective January 1, 2011. Under the terms of the agreement, GIAC cedes The Guardian a 90.00% quota share of the mortality risk on its secondary guarantee flexible premium universal life insurance business.

B-67

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

The effect of these reinsurance cession agreements on the components of the Company’s gains (losses) from operations in the accompanying Statutory Basis Statements of Operations were as follows:

	2014			2013
	The Guardian	Outside Parties	Total	The Guardian	Outside Parties	Total
	(In millions)
Premiums and annuity considerations	$(40)	$(7)	$(47)	$(40)	$(8)	$(48)
Commissions and other expenses	6	—	6	7	—	7
Reserve adjustments on reinsurance ceded and other income	(31)	—	(31)	(24)	—	(24)

Total Revenues	(65)	(7)	(72)	(57)	(8)	(65)

Policyholder and contract benefits	(64)	—	(64)	(51)	—	(51)
(Increase) decrease in aggregate reserves	(9)	2	(7)	(25)	11	(14)

Total expenses	(73)	2	(71)	(76)	11	(65)

Net gain (loss) on operations from reinsurance ceded	$8	$(9)	$(1)	$19	$(19)	$—

NOTE H—RELATED PARTY TRANSACTIONS

General Operating Expense Agreement:

The Company is billed by The Guardian for all compensation and related employee benefits for those employees of The Guardian who are engaged in the Company’s business and for the Company’s use of The Guardian’s centralized services and agency force. The amounts charged for these services amounted to $147 million and $137 million in 2014 and 2013, respectively, which are in “General insurance expenses and Commissions and other expenses” in the Statutory Basis Statements of Operations, of which $17 million and $15 million are unpaid and included in “Due to parent and affiliates” in the Statutory Basis Balance Sheets at December 31, 2014 and 2013, respectively.

Investments:

At December 31, 2014 and 2013, respectively, approximately 23% and 25% of the Company’s separate account assets are invested in affiliated mutual funds that are advised by RS Investments and sub-advised by GIS (see Note A). Each of these funds has an investment advisory agreement with RS Investments. Separate account assets under management invested in affiliated mutual funds amounted to $2,995 million and $3,066 million as of December 31, 2014 and 2013, respectively.

Capital:

On February 26, 2013, The Guardian’s Board of Directors granted authority to contribute up to $125 million of capital to GIAC, over the next 3 years, to fund the continued growth in the variable annuity and fixed annuity platforms, as well as continued investments in the 401k platform. For the years ended December 31, 2014 and 2013, the Company received a total of $40 million and $85 million, respectively, from the Guardian as an additional paid-in and contributed surplus which is reflected under “Cash flows from financing and miscellaneous activities” in the Statutory Basis Statements of Cash Flows. The $40 million fund received in 2014 was used to fund the GIAC fixed portfolios given the current low interest rate environment. Of the total of $85 million fund received in 2013, $50 million was a non-cash settlement to reduce the outstanding borrowed money (intercompany line of credit) and $35 million cash was used to rebalance fixed product portfolios.

For the years ended December 31, 2014 and 2013, the Company also received $16 million and $8 million funds, respectively, from the Guardian as an additional paid-in and contributed surplus, which was transferred to PAS as a capital contribution.

Administrative Services Agreement:

The Company has an administrative services agreement with GIS and RS that provides for fee income to GIAC calculated based on the monthly/quarterly average assets of the affiliated mutual funds’ participation within GIAC’s

B-68

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

variable insurance products separate accounts. For the years ended December 31, 2014 and 2013, such fee income amounted to $4 million, respectively which is reflected in “Service fees” in the Statutory Basis Statements of Operations, of which $1 million are receivables and are included in “Due to parent and affiliates” in the Statutory Basis Balance Sheets at December 31, 2014 and 2013, respectively.

Reimbursement Agreement:

The Company has a reimbursement agreement with GIS whereby GIS provides for administrative and distribution services to the RS International Growth Fund and RS Emerging Markets Fund (the “Funds”) (See Note A). For each year during which the Company receives a dividend from GBG, GIAC will reimburse GIS for dividends attributable to shares of the Funds that are not offered through the separate accounts and for which GIAC does not provide administrative services. The amount of such reimbursement will be calculated based on the average daily net assets of the Funds for the periods during which earnings have been accumulated that support the payment of such dividend or dividends. For the years ended December 31, 2014 and 2013, the dividends received by the Company from GBG amounted to $0.3 million and $5 million, respectively, which are included in “Net investment income” of which the Company reimbursed GIS $0.1 million and $5 million, respectively, which are included in “Commissions and other expenses” in the Statutory Basis Statements of Operations.

Line of Credit:

Effective May 1, 2014, the Company (Borrower) amended its revolving line of credit agreement with The Guardian (Lender) from $100 million to $225 million, of which $25 million was designated to fund a new subsidiary, Hanover Square Funding. The terms of the credit agreement state that future drawing, if any, (not at the time overdue) shall bear interest at a rate per annum equal to (a) the Prime Rate plus 1.00% if a Prime Rate Loan or (b) the Eurodollar Rate plus 1.00% if a Eurodollar Rate Loan. In the event any drawing on the line of credit becomes due, whether by acceleration or otherwise, it shall bear interest at a rate per annum equal to the Prime Rate plus 2.00%. Additionally, a commitment fee equal to 0.125% per annum of the amount of this line of credit shall be paid by Borrower to Lender, such amount to be paid in quarterly installments on the last day of each March, June, September and December or on the termination of this line of credit. The line of credit agreement shall have an initial term of 364 days beginning with the date first stated above, and shall automatically renew for successive periods of 364 days, unless the Lender shall notify the Borrower of its intention not to renew the line of credit agreement not less than sixty (60) days prior to the expiration of the then existing term. As of December 31, 2014 and 2013, the amount of drawings on the line of credit amounted to $177 million and $88 million, respectively, are included in “Intercompany borrowed funds” in the Statutory Basis Balance Sheets. Of the total of $177 million, $21 million was used to fund Hanover Square Funding and $30 million of the total borrowed fund was subsequently settled on January 2, 2015. Interest expense and commitment fees of $1.2 million and $0.7 million and $0.1 million and $0.2 million in 2014 and 2013, respectively, are included in “Net investment income” in the Statutory Basis Statements of Operations, of which $133 thousand and $41 thousand are unpaid interest expense included in “Intercompany borrowed funds” in the Statutory Basis Balance Sheets as of December 31, 2014 and 2013, respectively.

Commission:

The Company has a selling agreement with its affiliate PAS. The Company authorizes PAS’ registered representatives who are also insurance agents, to solicit and sell certain insurance and annuity contracts on behalf of the Company (See Note A). For the years ended December 31, 2014 and 2013, the Company paid commissions to PAS which amounted to $54 million and $53 million, respectively, which is included in “Commissions and other expenses” in the Statutory Basis Statements of Operations. The payable for such expenses were $0.2 million at December 31, 2014 and 2013, respectively, and is included in “Other liabilities” in the Statutory Basis Balance Sheet.

Settlement of Intercompany Transactions:

In accordance with NAIC SAP, all transactions between related parties are required to have a written agreement that provides for a timely settlement of amounts owed, including a specific due date. Amounts over 90 days due are to be non-admitted along with any uncollected receivable from a related party that is not part of a written agreement. The Company has determined that written agreements are in place for all intercompany transactions and that these written agreements contain specific due dates. As of December 31, 2014, no intercompany receivable due to the Company is over 90 days past due.

B-69

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

NOTE I—SEPARATE ACCOUNTS

General Nature and Characteristics of Separate Account Business:

Separate and variable accounts held by the Company represent primarily funds for which there are no guarantees. The assets of the Company’s separate accounts are carried at book value, which approximates fair value.

In accordance with the products/transactions recorded within the separate accounts, all assets are considered legally insulated from the general account. The legal insulation of the separate accounts assets prevents such assets from being generally available to satisfy claims resulting from the general account.

As of December 31, 2014 and 2013, the Company’s separate accounts statement included legally insulated assets of $12,809 million and $12,161 million, respectively, of which $2 million, respectively, were the additional amounts being transferred into the Company’s separate accounts from the general account of the Company. These amounts represent mortality risk fully borne by the Company’s general account and may result in additional amounts being transferred into the Company’s separate accounts to cover greater longevity of annuitants than expected. Conversely, if the amounts allocated exceed the amounts required, transfers may be made to the Company’s general account. There was no seed money due to the general account of the Company from the Company’s separate accounts in 2014 and 2013. Fees and expenses due or accrued to the Company’s general account were $264 million and $255 million as of December 31, 2014 and 2013, respectively.

In accordance with the products/transaction recorded within the separate accounts, some separate accounts liabilities are guaranteed by the general account.

As of December 31, 2014 and 2013, the general account of the Company had a maximum guarantee for separate accounts liabilities of $134 million and $120 million, respectively (See “NAR” in Note B). To compensate the general account for the risk taken, the separate accounts have paid risk charges of $236 million and $215 million for the years ended December 31, 2014 and 2013, respectively.

The general account of the Company had paid $0.07 million and $0.13 million towards separate accounts guarantees for the years ended December 31, 2014 and 2013, respectively.

The Company does not engage in securities lending transactions within the separate accounts.

Information regarding the separate accounts of the Company for the years ended December 31, 2014 and 2013 were as follows:

December 31, 2014	Non-indexed Guarantee Less Than/Equal to 4%	Non- Guaranteed Separate Accounts	Total
		(In millions)
Premium, considerations and deposits for the year ended:	$—	$1,343	$1,343

Reserves by valuation basis and withdrawal characteristics:
Market value	$—	$12,522	$12,522
Market value/not subject to discretionary withdrawals	—	21	21

Total reserves for separate accounts	—	12,543	12,543

Charges for investment management administration and contract guarantees	—	51	51
Accrued expense allowances	—	213	213

Separate accounts liabilities	$—	$12,807	$12,807

B-70

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

December 31, 2013	Non-Indexed Guarantee Less Than/Equal to 4%	Non- Guaranteed Separate Accounts	Total
	(In millions)
Premium, considerations and deposits for the year ended:	$—	$1,243	$1,243

Reserves by valuation basis and withdrawal characteristics:
Market value	$—	$11,885	$11,885
Market value/not subject to discretionary withdrawals	—	19	19

Total reserves for separate accounts	—	11,904	11,904

Charges for investment management administration and contract guarantees	—	46	46
Accrued expense allowances	—	209	209

Separate accounts liabilities	$—	$12,159	$12,159

The following represents a reconciliation of net transfers from the Company to the separate accounts. Transfers are reported in the Summary of Operations of the Separate Account Annual Statement:

	2014	2013
	(In millions)
Transfers to separate accounts:
Non-indexed guarantee less than/equal to 4%	$—	$—
Non-guaranteed separate accounts	1,343	1,243
Transfers from separate accounts:
Non-indexed guarantee less than/equal to 4%	—	—
Non-guaranteed separate accounts	(1,654)	(1,416)

Net transfers (from) to separate accounts	(311)	(173)

Reconciling Adjustments:
Mortality and expense guarantees—variable	149	136
Administrative fees—variable annuity	87	77
Cost of insurance	17	18

Total adjustments	253	231

Net transfers (from) to separate accounts as reported in the Statutory Basis Statements of Operations of the Company	$(58)	$58

B-71

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

NOTE J—ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

Withdrawal characteristics of annuity actuarial reserves and deposit type contract funds and other liabilities without life or disability contingencies as of December 31, 2014 and 2013 were as follows:

December 31, 2014	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percentage of Total
		(In millions)
Subjected to discretionary withdrawal:
With market value adjustment	$86	$—	$—	$86	1%
At book value less current surrender charge of 5% or more	40	—	—	40	0%
At fair value	—	9,123	2,869	11,992	83%

Total with adjustment or at market value	126	9,123	2,869	12,118	84%
At book value without adjustment (minimal or no charge or adjustment)	1,099	—	—	1,099	8%
Not subjected to discretionary withdrawal	1,139	21	—	1,160	8%

Total (gross)	2,364	9,144	2,869	14,377	100%
Reinsurance ceded	—	—	—	—	—

Total (net)	$2,364	$9,144	$2,869	$14,377	100%

December 31, 2013	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percentage of Total
		(In millions)
Subjected to discretionary withdrawal:
With market value adjustment	$86	$—	$—	$86	1%
At book value less current surrender charge of 5% or more	52	—	—	52	0%
At fair value	—	8,702	2,647	11,349	85%

Total with adjustment or at market value	138	8,702	2,647	11,487	86%
At book value without adjustment (minimal or no charge or adjustment)	1,140	—	—	1,140	8%
Not subjected to discretionary withdrawal	777	19	—	796	6%

Total (gross)	2,055	8,721	2,647	13,423	100%
Reinsurance ceded	—	—	—	—	—

Total (net)	$2,055	$8,721	$2,647	$13,423	100%

NOTE K—LITIGATION

The Company is engaged in various legal actions arising out of its insurance and investment operations. In the opinion of management, any losses together with the ultimate liability resulting from such actions would not have a material adverse effect on the financial position or cash flows of the Company.

NOTE L—FINANCIAL INFORMATION

Applicable insurance department regulations require that the Company prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the Delaware Department of Insurance.

B-72

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Under the Delaware Insurance Law, the maximum amounts of distributions that can be made to the Company’s parent in any given year, without prior approval by the Delaware Commissioner of Insurance, is equal to the greater of (i) 10.00% of the Company’s surplus as of December 31 of the preceding calendar year, or (ii) the net gain from operations for the preceding calendar year (excluding realized investment losses). Any dividends paid, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus also requires the prior approval of the Delaware Commissioner of Insurance. At December 31, 2014, the maximum amount of dividends the Company could pay The Guardian in 2015 without prior approval from the state insurance regulatory authorities was $49 million.

The following reconciles the statutory net loss of the Company as reported to the regulatory authorities to consolidated GAAP net (loss) gain:

	2014	2013
	(In millions)
Statutory net loss	$—	$(83)
Adjustments to reconcile to GAAP:
Net loss of subsidiaries	(12)	(8)
Change in deferred policy acquisition costs	94	(42)
Future policy benefits	(160)	259
Reinsurance	1	(5)
Deferred federal income tax benefit (expense)	29	(69)
Transfer to interest maintenance reserve	3	1
Amortization of interest maintenance reserve	(3)	(2)

Consolidated GAAP net (loss) gain	$(48)	$51

The following reconciles the statutory capital and surplus of the Company as reported to the regulatory authorities to consolidated GAAP stockholder’s equity:

	2014	2013
	(In millions)
Statutory capital and surplus	$227	$181
Add (deduct) cumulative effect of adjustments:
Deferred policy acquisition costs	532	441
Elimination of asset valuation reserve	19	15
Future policy benefits	(7)	158
Establishment of additional deferred federal income taxes	(71)	(82)
Unrealized gains on investments	77	19
Separate account accrued expense allowances	(213)	(209)
Other liabilities	(64)	(69)

Consolidated GAAP stockholder’s equity	$500	$454

NOTE M—SUBSEQUENT EVENTS

The Company considers events occurring after the balance sheet date but prior to March 3, 2015, the issuance of the financial statements to be subsequent events requiring disclosure. There were no subsequent events for the year ended December 31, 2014.

B-73

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

ANNUAL STATEMENT FOR THE YEAR ENDED DECEMBER 31, 2014

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES

SCHEDULE 1—SELECTED FINANCIAL DATA

The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves.

	2014	Annual Statement References
Investment Income Earned		Exhibit of Net Investment Income
U.S. Government bonds	$499,616
Bonds exempt from U.S. tax	—
Other bonds (unaffiliated)	76,359,344
Bonds of affiliates	156,790
Preferred stocks (unaffiliated)	165,680
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	—
Common stocks of affiliates	272,189
Mortgage loans	3,332,092
Real estate	—
Contract loans	7,064,881
Cash, cash equivalents and short-term investments	48,928
Derivative instruments	—
Other invested assets	—
Aggregate write-ins for investment income	199,480

Total gross investment income	$88,099,000

Real Estate Owned—Statement Value	—	Schedule A

Mortgage Loans—Book Value
Farm mortgages	$—	Schedule B
Residential mortgages	—
Commercial mortgages	127,737,451

Total mortgage loans	$127,737,451

Mortgage Loans by Standing—Book Value
Good standing	$—	Schedule B
Interest overdue more than 3 months, not in foreclosure	—
Foreclosure in process	—

Total mortgage loans	$—

Other Long-Term Invested Assets—Statement Value	25,418,602	Schedule BA, Part 1
Bonds and Stocks of Parents, Subsidiaries and Affiliates—Book Value	—	Schedule D, Summary by Country
Bonds	—
Preferred stocks	—
Common stocks	109,901

B-74

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

ANNUAL STATEMENT FOR THE YEAR ENDED DECEMBER 31, 2014

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES

SCHEDULE 1—SELECTED FINANCIAL DATA

	2014	Annual Statement References
Bonds and Short-Term Investments by Class & Maturity		Schedule D, Part 1A, Sec. 1
Bonds by Maturity—Statement Value
Due within one year or less	$226,795,849
Over 1 year through 5 years	1,031,076,828
Over 5 years through 10 years	597,752,357
Over 10 years through 20 years	232,010,854
Over 20 years	419,920,656

Total by Maturity	$2,507,556,544

Bonds by Class—Statement Value
Class 1	$1,539,409,836
Class 2	916,153,350
Class 3	34,528,520
Class 4	—
Class 5	17,464,838
Class 6	—

Total by Class	$2,507,556,544

Total Bonds Publicly Traded	2,040,884,480
Total Bonds Privately Placed	466,672,064
Preferred Stocks—Fair Value	—	Schedule D, Part 2, Sec. 1
Common Stocks—Fair Value	109,901	Schedule D, Part 2, Sec. 2
Short-Term Investments—Book Value	35,875,123	Schedule DA, Part 1
Options, Caps Floors, Collars, Swaps and Forwards	—	Schedule DB, Part A, Sec. 1
Financial Futures Contracts Open—Current Price	(448,181,957)	Schedule DB, Part B, Sec. 1
Cash on Deposit	(13,960,394)	Schedule E—Part 1

Life Insurance in Force (Net of Reinsurance)		Exhibit of Life Insurance
Industrial	—
Ordinary	712,705,000
Credit Life	—
Group Life	25,406,000

Amount of Additional Accidental Death Insurance In Force under Ordinary Policies	23,091,000	Exhibit of Life Insurance
Life Insurance Policies with Disability Provisions In Force		Exhibit of Life Insurance
Industrial	—
Ordinary	993,104,000
Credit Life	—
Group Life	239,548,000

B-75

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

ANNUAL STATEMENT FOR THE YEAR ENDED DECEMBER 31, 2014

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES

SCHEDULE 1—SELECTED FINANCIAL DATA

	2014	Annual Statement References
Supplementary Contracts in Force		Exhibit of Number of Policies, Contracts, Certificates, Income Payable and Account Values In Force for Supplementary Contracts, Annuities, A & H and Other Policies
Ordinary—Not Involving Life Contingencies
Amount on Deposit	—
Income Payable	—
Ordinary—Involving Life Contingencies
Income Payable	—
Group—Not Involving Life Contingencies
Amount on Deposit	—
Income Payable	—
Group—Involving Life Contingencies
Income Payable	—

Annuities—Ordinary		Exhibit of Number of Policies, Contracts, Certificates, Income Payable and Account Values In Force for Supplementary Contracts, Annuities, A & H and Other Policies
Immediate
Amount of Income Payable	96,217,373
Deferred—Fully Paid Account Balance	—
Deferred—Not Fully Paid—Account Balance	10,060,104,671

Annuities—Group		Exhibit of Number of Policies, Contracts, Certificates, Income Payable and Account Values In Force for Supplementary Contracts, Annuities, A & H and Other Policies
Amount of Income Payable	—
Fully Paid Account Balance	—
Deferred—Not Fully Paid—Account Balance	2,139,148,050

Accident and Health Insurance—Premiums in Force
Group	—
Credit	—
Other	—

Deposit Funds and Dividend Accumulations		Exhibit of Number of Policies, Certificates, Income Contracts, Payable and Account Value In Force for Supplementary Contracts, Annuities, A & H and Other Policies
Deposit Funds—Account Balance	892,919,917
Dividend Accumulations—Account Balance	—

B-76

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

INVESTMENTS OF REPORTING ENTITY—APPENDIX A-001

AS OF DECEMBER 31, 2014

Section 2. Investment Risk Interrogatories

Answer the following interrogatories by stating the applicable U.S. dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments.

1.	State the reporting entity’s total admitted assets as reported on page two of the annual statement.
$2,847,537,407

2.	State the ten largest exposures to a single issuer/borrower/investment.

	Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
a.	Medtronic Inc.	Bonds	$22,332,737	0.8%
b.	Bank of America Corp.	Bonds	$22,281,157	0.8%
c.	JP Morgan Chase & Co.	Bonds	$21,895,833	0.8%
d.	Goldman Sachs Group Inc.	Bonds	$21,134,984	0.7%
e.	Park Avenue Securities	Other Invested Asset	$20,804,339	0.7%
f.	Oracle Corp.	Bonds	$18,978,675	0.7%
g.	Morgan Stanley	Bonds	$18,044,862	0.6%
h.	Sysco Corporation	Bonds	$17,788,703	0.6%
i.	Wells Fargo & Company	Bonds	$17,637,879	0.6%
j.	Consolidated Edison Co.	Bonds	$17,625,670	0.6%

3.	State the amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC rating:

Bonds	Amount	Percentage of Total Admitted Assets	Preferred Stocks	Amount	Percentage of Total Admitted Assets
NAIC-1	$1,539,409,836	54.1%	P/RP-1	$—	0.0%
NAIC-2	$916,153,350	32.2%	P/RP-2	$—	0.0%
NAIC-3	$34,528,520	1.2%	P/RP-3	$—	0.0%
NAIC-4	$—	0.0%	P/RP-4	$—	0.0%
NAIC-5	$17,464,838	0.6%	P/RP-5	$—	0.0%
NAIC-6	$—	0.0%	P/RP-6	$—	0.0%

4.	Assets held in foreign investments:

	Amount	Percentage
a. Are assets held in foreign investments less than 2.5% of the entity’stotal admitted assets? Yes { } No {X}
b. Total admitted assets held in foreign investments	$350,724,297	12.3%
c. Foreign-currency-denominated investments	$—	0.0%
d. Insurance liabilities denominated in that same foreign currency	$—	0.0%

5.	Aggregate foreign investment exposure categorized by NAIC sovereign rating:

	Amount	Percentage
Countries rated NAIC-1	$322,783,957	11.3%
Countries rated NAIC-2	$24,940,340	0.9%
Countries rated NAIC-3 or below	$3,000,000	0.1%

B-77

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

INVESTMENTS OF REPORTING ENTITY—APPENDIX A-001

AS OF DECEMBER 31, 2014

6.	Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage
Countries rated NAIC-1:
Country: United Kingdom	$122,910,352	4.3%
Country: Australia	$50,010,478	1.8%
Countries rated NAIC-2:
Country: Mexico	$20,940,340	0.7%
Country: Iceland	$2,000,000	0.1%
Countries rated NAIC-3 or below
Country: Turks & Caicos	$3,000,000	0.1%

	Amount	Percentage
7. Aggregate unhedged foreign currency exposure:	$—	0.0%

8.	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

	Amount	Percentage
i. Countries rated NAIC-1	$—	0.0%
ii. Countries rated NAIC-2	$—	0.0%
iii. Countries rated NAIC-3 or below:	$—	0.0%

9.	Largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage
i. Countries rated NAIC-1:
Country: France	$—	0.0%
ii. Countries rated NAIC-2:
Country:	$—	0.0%
iii. Countries rated NAIC-3 or below
Country:	$—	0.0%

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	Issuer	NAIC Rating	Amount	Percentage
1.	Rabobank Nederland	1FE	$12,101,914	0.4%
2.	Deutsche Bank AG London	1FE	$12,085,698	0.4%
3.	Barclays Bank PLC	1FE/2FE	$11,944,687	0.4%
4.	BP Capital Markets PLC	1FE	$10,651,471	0.4%
5.	Rio Tinto Fin USA	1FE	$10,303,890	0.4%
6.	Swedbank AB	1FE	$10,039,530	0.4%
7.	Vodafone Group PLC	2FE	$9,882,128	0.3%
8.	Astrazeneca PLC	1FE	$9,208,428	0.3%
9.	HSBC Bank PLC	1FE	$8,948,004	0.3%
10.	Petroleos Mexicanos	2FE	$8,937,033	0.3%

11.	State the amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure.

Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets?

Yes {  }    No  {X}

Total admitted assets held in Canada investments.	$72,347,797	2.5%

B-78

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

INVESTMENTS OF REPORTING ENTITY—APPENDIX A-001

AS OF DECEMBER 31, 2014

12.	State the aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments with contractual sales restrictions.

Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required.    Yes  {X}    No  {  }

13.	State the amounts and percentages of admitted assets held in the ten largest equity interests.

Are assets held in equity interests less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required.    Yes  {X}    No  {  }

14.	State the amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities.

Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required.    Yes  {X}    No  {  }

15.	State the amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:

Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required?    Yes  {X}    No  {  }

16.	State the amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans:

Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required?     Yes  {  }    No  {X}

Type (Residential, Commerical, Agricultural)		Amount	Percentage of Total Admitted Assets
a.	Commercial	$9,000,000	0.3%
b.	Commercial	$5,000,000	0.2%
c.	Commercial	$5,000,000	0.2%
d.	Commercial	$5,000,000	0.2%
e.	Commercial	$5,000,000	0.2%
f.	Commercial	$5,000,000	0.2%
g.	Commercial	$5,000,000	0.2%
h.	Commercial	$5,000,000	0.2%
i.	Commercial	$5,000,000	0.2%
j.	Commercial	$5,000,000	0.2%

17.	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

	Residential		Commercial		Agricultural
Loan to Value	Amount	Percentage	Amount	Percentage	Amount	Percentage
above 95%	$—	0.0%	$—	0.0%	$—	0.0%
91 to 95%	$—	0.0%	$—	0.0%	$—	0.0%
81 to 90%	$—	0.0%	$—	0.0%	$—	0.0%
71 to 80%	$—	0.0%	$—	0.0%	$—	0.0%
below 70%	$—	0.0%	$127,737,452	4.5%	$—	0.0%

B-79

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

INVESTMENTS OF REPORTING ENTITY—APPENDIX A-001

AS OF DECEMBER 31, 2014

18.	State the amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:

Are assets held in real estate less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required?    Yes  {X}    No  {  }

19.	State the amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans:

Are assets held in mezzanine real estate loans less than 2.5% of the reporting entity’s total admitted assets? If yes, details not required?    Yes  {X}    No  {  }

20.	State the amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:

At End of Each Quarter (unaudited)
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr
a.	Securities lending agreements (do not include assets held as collateral for such transactions)	$—	%	$—	$—	$—
b.	Repurchase agreements	$—	%	$15,000,000	$—	$—
c.	Reverse repurchase agreements	$—	%	$—	$—	$—
d.	Dollar repurchase agreements	$—	%	$—	$—	$—
e.	Dollar reverse repurchase agreements	$—	%	$—	$—	$—

21.	State the amounts and percentages of the entity’s total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

		Owned		Written
a.	Hedging	$—	%	$—	%
b.	Income generation	$—	%	$—	%
c.	Other	$—	%	$—	%

22.	State the amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps, and forwards:

At End of Each Quarter (unaudited)
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr
a.	Hedging	$—	%	$—	$—	$—
b.	Income generation	$—	%	$—	$—	$—
c.	Replications	$—	%	$—	$—	$—
d.	Other	$—	%	$—	$—	$—

23.	State the amounts and percentages of the reporting entity’s total admitted assets of potential exposure for futures contracts:

At End of Each Quarter (unaudited)
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr
a.	Hedging	$31,433,000	1.1%	$25,302,255	$22,262,925	$30,502,050
b.	Income generation	$—	%	$—	$—	$—
c.	Replications	$—	%	$—	$—	$—
d.	Other	$—	%	$—	$—	$—

B-80

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

APPENDIX A-001

AS OF DECEMBER 31, 2014

Section 3.  Summary Investment Schedule

Investment Categories	Gross Investment Holdings*		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Percentage
Bonds:
U.S. Treasury Securities	$80,264,976	2.89%	$80,264,976	2.89%
U.S. Government agency obligations (excluding mortgage-backed securities):
Issued by U.S. Government agencies	—	0.00%	—	0.00%
Issued by U.S. Government sponsored agencies	—	0.00%	—	0.00%
Non-U.S. Government (including Canada, excluding mortgage-backed securities):	—	0.00%	—	0.00%
Securities issued by states, territories and possessions and political subdivisions in the U.S.:
States, territories and possessions general obligations	5,607,031	0.20%	5,607,031	0.20%
Political subdivisions of states, territories and possessions and political subidivisions general obligations	—	0.00%	—	0.00%
Revenue and assessment obligations	12,954,079	0.47%	12,954,079	0.47%
Industrial development and similar obligations	—	0.00%	—	0.00%
Mortgage-backed securities (includes residential and commercial MBS):
Pass-through securities:
Issued or guaranteed by GNMA	14,171	0.00%	14,171	0.00%
Issued or guaranteed by FNMA and FHLMC	141,735	0.01%	141,735	0.01%
All other	—	0.00%	—	0.00%
CMOs and REMICs:
Issued or guaranteed by GNMA, FNMA, FHLMC or VA	—	0.00%	—	0.00%
Issued by non-U.S. Government issuers and collateralized by mortgage-backed securities issued or guaranteed by agencies as mentioned above	—	0.00%	—	0.00%
All other	107,510,430	3.88%	107,510,430	3.88%
Other debt and other fixed income securities (excluding short term):
Unaffiliated domestic securities (includes credit tenant loans and hybrid securities)	1,837,117,105	66.23%	1,837,117,105	66.23%
Unaffiliated non-U.S. securities (including Canada)	423,072,094	15.25%	423,072,094	15.25%
Affiliated securities	—	0.00%	—	0.00%

*	Gross Investment Holdings as valued in compliance with NAIC Accounting Practices & Procedures Manual

B-81

The Guardian Insurance & Annuity Company, Inc.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

APPENDIX A-001

AS OF DECEMBER 31, 2014

Investment Categories	Gross Investment Holdings*		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Percentage
Equity interests:
Investments in mutual funds	—	0.00%	—	0.00%
Preferred stocks:
Affiliated	—	0.00%	—	0.00%
Unaffiliated	—	0.00%	—	0.00%
Publicly traded equity securities (excluding preferred stocks):
Affiliated	—	0.00%	—	0.00%
Unaffiliated	—	0.00%	—	0.00%
Other equity securities:
Affiliated	109,901	0.00%	109,901	0.00%
Unaffiliated	—	0.00%	—	0.00%
Other equity interests including tangible personal property under lease:
Affiliated	—	0.00%	—	0.00%
Unaffiliated	—	0.00%	—	0.00%
Mortgage loans:
Construction and land development	—	0.00%	—	0.00%
Agricultural	—	0.00%	—	0.00%
Single family residential properties	—	0.00%	—	0.00%
Multifamily residential properties	—	0.00%	—	0.00%
Commercial loans	127,737,452	4.61%	127,737,452	4.61%
Mezzanine real estate loans	—	0.00%	—	0.00%
Real estate investments:
Property occupied by the Company	—	0.00%	—	0.00%
Property held for the production of income	—	0.00%	—	0.00%
Property held for sale	—	0.00%	—	0.00%
Contract loans	120,265,125	4.34%	120,265,125	4.34%
Derivatives	—	0.00%	—	0.00%
Receivables for securities	6,541,177	0.24%	6,541,177	0.24%
Securities lending	—	0.00%	—	0.00%
Cash, cash equivalents and short term investments	26,914,529	0.97%	26,914,529	0.97%
Other Invested Assets	25,418,602	0.92%	25,418,602	0.92%

Total Invested Assets	$2,773,668,407	100.00%	$2,773,668,407	100.00%

*	Gross Investment Holdings as valued in compliance with NAIC Accounting Practices & Procedures Manual

B-82

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

(A Wholly-Owned Subsidiary of The Guardian Life Insurance Company of America)

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of

The Guardian Insurance & Annuity Company, Inc.:

We have audited the accompanying statutory financial statements of Guardian Insurance & Annuity Company, Inc. which comprise the statutory basis balance sheets as of December 31, 2014 and 2013, and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for the years then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note B to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note B and accounting principles generally accepted in the United States of America are material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31,2014 and 2013, or the results of its operations or its cash flows for the years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2014 and 2013, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance described in Note B.

B-83

Opinion on Supplemental Schedules

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying Schedule I—Selected Financial Data, Investment Risk Interrogatories, and Summary Investment Schedule of the Company (collectively “the supplemental schedules”) as of December 31, 2014 and for the year then ended are presented for purposes of additional analysis and are not a required part of the financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The effects on the supplemental schedules of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. As a consequence, the supplemental schedules do not present fairly, in conformity with accounting principles generally accepted in the United States of America, such information of the Company as of December 31, 2014 and for the year then ended. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

New York, New York

March 3, 2015

B-84

PART C. OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	The following financial statements have been incorporated by reference or are included in Part B:

(1)	The Guardian Separate Account Q:

Statement of Assets and Liabilities as of December 31, 2014

Statement of Operations for the Year Ended December 31, 2014

Statements of Changes in Net Assets for the Years Ended December 31, 2014 and 2013

Notes to Financial Statements

Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

(2)	The Guardian Insurance & Annuity Company, Inc.:

Statutory Basis Balance Sheets as of December 31, 2014 and 2013

Statutory Basis Statements of Operations for the Years Ended December 31, 2014 and 2013

Statutory Basis Statements of Changes in Surplus for the Years Ended December 31, 2014 and 2013

Statutory Basis Statements of Cash Flows for the Years Ended December 31, 2014 and 2013

Notes to Statutory Basis Financial Statements

Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

(b)	Exhibits

Number	Description
1	Resolutions of the Board of Directors of The Guardian Insurance & Annuity Company, Inc. establishing Separate Account Q(1)

2	Not Applicable

3

Underwriting and Distribution Contracts:

(a)    Distribution and Service Agreement between The Guardian Insurance & Annuity Company, Inc. and Park Avenue Securities LLC(4)

(b)    Form of GIAC Selling Agreement(4)

4	Specimen of Variable Annuity Contract(1)

5	Form of Application for Variable Annuity Contract(2)

6

(a)    Certificate of Incorporation of The Guardian Insurance & Annuity Company, Inc.(1)

(b)    Certificate of Amendment (Aug 29, 1986)(1)

(c)    Certificate of Amendment (Dec. 21, 1999)(1)

(d)    By-laws of The Guardian Insurance & Annuity Company, Inc.(1)

7	Not Applicable

8	Amended and Restated Agreement for Services and Reimbursement Therefor, between The Guardian Life Insurance Company of America and The Guardian Insurance & Annuity Company, Inc.(1)

9	Opinion of Counsel(2)

10	Consent of PricewaterhouseCoopers LLP(4)

11	Not Applicable

12	Not Applicable

13	Schedule for Computation of Performance Quotations(1)

14

(a)    Power of Attorney executed by Michael B Cefole(3)

(b)    Power of Attorney executed by Marc Costantini(3)

(c)    Power of Attorney executed by Donald P. Sullivan, Jr.(3)

(d)    Power of Attorney executed by Michael Slipowitz(3)

(1)	Incorporated by reference to the Registration Statement filed on Form N-4 filed by the Registrant on May 2, 2002 (Registration No. 333-87468).
(2)	Incorporated by reference to the Registration Statement filed on Form N-4 as filed by the Registrant on July 3, 2002 (Registration No. 333-87468).
(3)	Incorporated by reference to the Registration Statement filed on Form N-4 as filed by the Registrant on April 30, 2014 (Registration No. 333-87468).
(4)	Filed herewith.

Item 25.	Directors and Officers of the Depositor

The following is a list of directors and principal officers of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), the depositor of the Registrant. The principal business address of each director and officer is 7 Hanover Square, New York, New York 10004. List is effective as of April 8, 2015.

POSITION with GIAC	Name
Director & President	Michael B. Cefole
Director	Marc Costantini
Director	Donald P. Sullivan, Jr.
Director, Senior Vice President & Corporate Chief Actuary	Michael Slipowitz
Executive Vice President & Chief Investment Officer	Thomas G. Sorell
Executive Vice President, General Counsel & Associate Corporate Secretary	Tracy L. Rich
Senior Vice President, Chief Financial Officer	Gordon Bailey
Senior Vice President, Product Management	Douglas Dubitsky
Senior Vice President, Counsel & Assistant Corporate Secretary	Richard T. Potter, Jr.
Senior Managing Director, Head of Real Estate Investments	Robert T. O’Rourke
Managing Director	John Blaney
Managing Director	Kevin Booth
Vice President, Corporate Tax	Bruce P. Chapin
Managing Director	Robert J. Crimmins, Jr.
Managing Director	Thomas M. Donohue
Managing Director & Derivatives Risk Officer	Atanas H. Goranov
Managing Director, Head of Private Equity	Maurice Gordon
Managing Director	Paul Jablansky
Managing Director	Stewart M. Johnson
Managing Director, Private Placements	Brian E. Keating
Managing Director, Investment Actuary	Chi M. Kwok
Managing Director, Real Estate Portfolio Manager	Robert LoCascio
Managing Director	David J. Marmon
Managing Director	Robert A. Reale
Managing Director, Head of Commercial Mortgages Investments	Daniel Maples
Vice President and Actuary, Individual Life	Jess Geller
Vice President, Treasurer	Walter R. Skinner
Vice President & Director of Finance	John H. Walter
Second Vice President & NRO Controller, Individual Life Finance	Paul Iannelli
Second Vice President, Retirement Services	Travis Ovitt
Senior Director	Demetrios Tsaparas
Second Vice President & Chief Compliance Officer	Linda Senker
Senior Director, Private Placements	Edward J. Brennan
Senior Director, Private Placements	Timothy Powell
Senior Director, Real Estate Portfolio Manager	Mark A. DePrima
Senior Director, Private Placements	Gwendolyn Foster
Senior Director, Fixed Income Trading	John Gargana
Senior Director, Real Estate	Gary A. Gorecki
Senior Director, Private Placements	Barry J. Scheinholtz
Senior Director	John Paul Gillin
Vice President, Strategic Initiatives & Distribution Support	Robert Chamerda
Vice President, Retirement Product Fund Management	Stuart Carlisle
Second Vice President, Product Management, Individual Annuity, Retirement Solutions	Nahulan Ethirveerasingam
Second Vice President, Head of Client Services Second Vice President, Head of 401(k) Business Growth Initiatives	Christopher Pic Matthew Butler
Assistant Vice President & Actuary	Mordechai Shapiro
Assistant Controller	James Nemeth
Associate Actuary	Mariana Slepovitch
Director, Corporate Secretary	Sonya L. Crosswell
Director, Variable Product Issue	Brenda L. Ahner
Director, GIAC Compliance & Licensing	Tricia P. Mohr
Director, Policy Forms	John J. Monahan
Director, Fixed Income Trading	Martin Vernon
Director, Financial Reporting & Sales Support, Retirement Solutions	Sanjay Patel

Item 26.	Persons Controlled by or under Common Control with Registrant

The following list sets forth the persons directly controlled by The Guardian Life Insurance Company of America (“Guardian Life”), the parent company of GIAC, the Registrant’s depositor, as of December 31, 2014. Those entities that are indented under another entity are subsidiaries of that entity and, therefore, indirect subsidiaries of Guardian Life.

Name	State of Incorporation or Organization	Percent of Voting Securities Owned
The Guardian Insurance & Annuity Company, Inc.	Delaware	100%
Park Avenue Securities LLC	Delaware	100%
Guardian Baillie Gifford Limited	Scotland	51%
Hanover Square Funding, LLC	Delaware	100%
Guardian Investor Services LLC	Delaware	100%
RS Investment Management Co. LLC	Delaware	96.19%
RS Investments (Hong Kong) Limited	Hong Kong	100% (indirectly owned)
RS Investments (UK) Limited	England	100% (indirectly owned)
RS Funds Distributor LLC	Delaware	100% (indirectly owned)
RS Investment Management (Singapore) Pte Ltd.	Singapore	100% (indirectly owned)
Park Avenue Life Insurance Company	Delaware	100%
Family Service Life Insurance Company	Texas	100%
Sentinel American Life Insurance Company	Texas	100%
Berkshire Life Insurance Company of America	Massachusetts	100%
Berkshire Acquisition LLC	Delaware	100%
Berkshire Acquisition II, LLC	Delaware	100%
First Commonwealth, Inc.	Delaware	100%
Managed DentalGuard, Inc.	Ohio	100%
First Commonwealth Limited Health Services Corporation	Illinois	100%
First Commonwealth of Illinois, Inc.	Illinois	100%
First Commonwealth of Missouri, Inc.	Missouri	100%
First Commonwealth Limited Health Service Corporation of Michigan	Michigan	100%
First Commonwealth Insurance Company	Illinois	100%
Reed Group, Ltd.	Colorado	100%
Access Professional Dental Care, LLC	Delaware	100%
Access Professional Dental Services, LLC	Delaware	100%
Premier Access Administrators	California	100%
Premier Access Insurance Company	California	100%
Sacramento Access Dental, Inc.	California	100%
Bay Access Dental, Inc.	California	100%
Data Telesis Private Limited	India	100%
Premier Group, Inc.	California	100%
Access Dental Plan of Utah, Inc.	Utah	100%
AAA Access Dental Plan of Texas, Inc.	Texas	100%
Access Dental Plan of Nevada, Inc.	Nevada	100%
Blue Hills Dental Plan of Arizona, Inc.	Arizona	100%
Access Dental Plan	California	100%
Blue Hills Dental Management, Inc.	California	100%
Managed Dental Care	California	100%
Managed DentalGuard, Inc.	New Jersey	100%
Managed DentalGuard, Inc.	Texas	100%
Guardian Distributors, LLC	Delaware	100%
Innovative Underwriters, Inc.	New Jersey	100%
RS Global Fund	Massachusetts	82.05%
RS High Yield Fund	Massachusetts	44.29%
RS Strategic Income Fund	Massachusetts	48.42%
RS China Fund	Massachusetts	92.67%
RS Investors Fund	Massachusetts	21.14%
RS Emerging Markets Small Cap Fund	Massachusetts	92.54%
Guardian Shores, LLC	Delaware	100%
Shores, LLC	Delaware	50%
Guardian LCP Commercial I LLC	Delaware	100%
LEI LCP-GL Commercial, LLC	Delaware	75%
Hanover Acquisition LLC	Delaware	100%
Guardian Parkside Commons LLC	Delaware	100%
Guardian Ledges, LLC	Delaware	100%
Guardian Quincy, LLC	Delaware	100%
Hanover Acquisition 5 LLC	Delaware	100%
Spencer Airport Center LLC	Delaware	100%
Hanover Acquisition II LLC	Delaware	100%
Guardian Cliffside LLC	Delaware	60%
Guardian Juanita Village, LLC	Delaware	100%
Hanover Acquisition 3 LLC	Delaware	100%
Hanover Acquisition IV LLC	Delaware	100%
Guardian Eldorado, LLC	Delaware	75%
Guardian Campus Holdings LLC	Delaware	100%
Campus Drive Land Partners LLC	Delaware	100%
Campus Drive Fee Owner LLC	Delaware	100%
Campus Drive Manager LLC	Delaware	90%
Guardian Westwood Holdings LLC	Delaware	100%
Westwood Drive Land Partners LLC	Delaware	100%
Westwood Drive Fee Owner LLC	Delaware	100%
Guardian Tyron Village LLC	Delaware	100%
Guardian Park Place LLC	Delaware	100%
Spencer Airport Center Phase III, LLC	Delaware	100%
Spencer Airport Center Phase IV, LLC	Delaware	100%
Guardian Piazza D’Oro	Delaware	100%
Guardian CapCo, LLC	Delaware	100%
901 Hawthorne/250 Spring Lake, LLC	Delaware	60%
360 S. Acacia Partnership	New York	53%
Airside Business Park LP	Pennsylvania	25%
B.A. Ventures, LLC	New York	50%
Broadway Denver LLC	Delaware	60%
G-M Joint Venture	Tennessee	90%
GH Scottsdale I LLC	Delaware	50%
GH Warner LLC	Delaware	50%
Golden State II	California	50%
Lowe Capital Partners, LLC	Delaware	80%
Guardian KW/Santa Maria Land Partners, LLC	Delaware	60%
Guardian/KW Hayward Member, LLC	Delaware	60%
Guardian Forest Creek LLC	Delaware	90%
Guardian Park Potomac LLC	Delaware	100%
Guardian Santa Fe Partnership	Colorado	75%
Guardian Timber Ridge LLC	Delaware	90%
Space Center Apartments, LLC	Delaware	50%
TruAmerica Muiltifamily LLC	Delaware	80%
TruAmerica Properties LLC	Delaware	80%
Campus Drive Manager LLC	Delaware	90%
Westwood Drive Manager	Delaware	90%
TruAmerica Properties II LLC	Delaware	40%
Deasil Manager LLC	Delaware	39.61% (indirectly owned)
Deasil Lender LLC	Delaware	39.61% (indirectly owned)
Mediterranean Operator LLC	Delaware	39.61% (indirectly owned)
Galena Way Manager LLC	Delaware	37% (indirectly owned)
Galena Way Land Partners LLC	Delaware	3.7% (indirectly owned)
Galena Way Fee Owner LLC	Delaware	3.7% (indirectly owned)
Monaco Parkway Fee Owner LLC	Delaware	3.7% (indirectly owned)
Monaco Parkway Manager LLC	Delaware	37% (indirectly owned)
Petrovitsky Road Manager LLC	Delaware	37% (indirectly owned)
Petrovitsky Road Land Partners LLC	Delaware	3.7% (indirectly owned)
Petrovitsky Road Fee Owner LLC	Delaware	3.7% (indirectly owned)
Hanover Acquisition VI, LLC	Delaware	100%
Guardian/Abbey, LLC	Delaware	72%
400 Columbus Avenue LLC	New York	100%
Guardian LEIM, LLC	Delaware	100%
Lowe Enterprises Investment Management, LLC	Delaware	50%
Guardian Hilltop LLC	Delaware	100%
Guardian/KW Hilltop, LLC	Delaware	50%
Guardian Mercury, LLC	Delaware	100%
The Mercury Homes, LLC	Delaware	27%
Guardian/Mile High, LLC	Delaware	100%
Guardian/DCC, LLC	Delaware	90%
Guardian LCP Hospitality I LLC	Delaware	100%
LEI LCP-GL, LLC	Delaware	75%
Guardian LCP Hospitality Finance LLC	Delaware	100%
LEI LCP-GL II, LLC	Delaware	73%
Guardian Deasil Holdings, LLC	Delaware	100%
Deasil Land Partners LLC	Delaware	15.35% (indirectly owned)
Bayridge Fee Owner LLC	Delaware	15.35% (indirectly owned)
Canyon Crest Fee Owner LLC	Delaware	15.35% (indirectly owned)
Canyon Ridge Fee Owner LLC	Delaware	15.35% (indirectly owned)
Colonnade Fee Owner LLC	Delaware	15.35% (indirectly owned)
Colony Fee Owner LLC	Delaware	15.35% (indirectly owned)
Forest Park Fee Owner LLC	Delaware	15.35% (indirectly owned)
Harborview Fee Owner LL	Delaware	15.35% (indirectly owned)
Hidden Hills Fee Owner LLC	Delaware	15.35% (indirectly owned)
Mediterranean Fee Owner LP	Delaware	15.35% (indirectly owned)
Mountain Summit Fee Owner LLC	Delaware	15.35% (indirectly owned)
Reche Ridge Fee Owner LLC	Delaware	15.35% (indirectly owned)
Towne Center Fee Owner LLC	Delaware	15.35% (indirectly owned)
Tuscan Village Fee Owner LLC	Delaware	15.35% (indirectly owned)
Waterstone Magnolia Fee Owner LLC	Delaware	15.35% (indirectly owned)
Guardian Lowry LLC	Delaware	100%
Monaco Parkway Land Partners LLC	Delaware	25% (indirectly owned)
Monaco Parkway Fee Owner LLC	Delaware	25% (indirectly owned)
Guardian Ponderosa LLC	Delaware	100%
Galena Way Land Partners LLC	Delaware	25% (indirectly owned)
Galena Way Fee Owner LLC	Delaware	25% (indirectly owned)
Guardian Carriages LLC	Delaware	100%
Petrovitsky Road Land Partners LLC	Delaware	25% (indirectly owned)
Petrovitsky Road Fee Owner LLC	Delaware	25% (indirectly owned)
Guardian LCP2A, LLC	Delaware	100%
Lowe Capital Partners 2A , LLC	Delaware	93.33%
Guardian LCP2B, LLC	Delaware	100%
Lowe Capital Partners 2B, LLC	Delaware	50%
Willowbrook Center Joint Venture	Illinois	90%
GR Lenexa, LLC*	Delaware	50%
Guardian/KW NOHO Manager, LLC*	Delaware	50%
Guardian Wakefield LLC*	Delaware	100%
Guardian Blossom Hill, LLC*	Delaware	100%
Guardian/KW Blossom Hill, LLC*	Delaware	85%
Guardian Wakefield LLC*	Delaware	100%

*	Inactive

The following list sets forth the entities directly controlled by GIAC for the benefit of various contract holders and, thus, indirectly controlled by Guardian Life, as of December 31, 2014:

Name	Place of Incorporation or Organization	Approximate Percentage of Voting Securities Owned by GIAC
RS Variable Products Trust	Massachusetts	100%

Item 27.	Number of Contract owners

Type of Contract	As of March 31, 2015
Non-Qualified	1,828
Qualified	4,600

Total	6,428

Item 28.	Indemnification

The By-Laws of The Guardian Insurance & Annuity Company, Inc. provide that the Company shall, to the fullest extent legally permissible under the General Corporation Law of the State of Delaware, indemnify and hold harmless officers and directors of the Corporation for certain liabilities reasonably incurred in connection with such person’s capacity as an officer or director.

The Certificate of Incorporation of the Corporation includes the following provision:

No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) under Section 164 of the Delaware General Corporation Law, or (iv) for any transaction for which the director derived an improper personal benefit.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters

(a) Park Avenue Securities LLC (“PAS”) is the principal underwriter of the Registrant’s variable annuity contracts.

In addition, PAS is the distributor of variable annuity and variable life insurance contracts currently offered by GIAC through its separate accounts, The Guardian/Value Line Separate Account, The Guardian Separate Account A, The Guardian Separate Account B, The Guardian Separate Account C, The Guardian Separate Account D, The Guardian Separate Account E, The Guardian Separate Account F, The Guardian Separate Account K, The Guardian Separate Account M, The Guardian Separate Account N, The Guardian Separate Account R, Separate Account 1 and Separate Account 2 which are all registered as unit investment trusts under the 1940 Act.

(b) The following is a list of managers and principal officers of PAS. The principal business address of each person is 7 Hanover Square, New York, New York 10004. List is effective as of April 8, 2015.

POSITION with PAS	NAME
Manager & President	John Palazzetti
Manager, Senior Vice President, Principal Executive Officer, Wholesale Division	Michael B. Cefole
Manager	Marc Constantini
Manager	D. Scott Dolfi
Manager	Michael N. Ferik
Manager	Donald P. Sullivan, Jr.
Executive Vice President, General Counsel & Associate Corporate Secretary	Tracy L. Rich
Vice President, Counsel & Assistant Corporate Secretary	Richard T. Potter, Jr.
Vice President, Wholesale Division	Douglas Dubitsky
Vice President, Financial Officer, Wholesale Division	John Walter
Vice President, Head of Business Administration and Control	Barbara Fuentez
Field Vice President, National Sales Manager, Wholesale Division	James Lake
Second Vice President, Business Technology Services	Domenica Grittani
Second Vice President, Chief Compliance Officer, Wholesale Division	Linda Senker
Second Vice President, Head of Strategic Initiatives	Marianne Caswell
Second Vice President, Head of Business Management Distribution	Frank Kulak
Second Vice President & Chief Compliance Officer	Kenneth Goodall
Second Vice President, National Control Officer	Frank Ingraham
Second Vice President, Wholesale Division Second Vice President, Wholesale Division	Robert Chamerda Nahulan Ethirveerasingam
Assistant Vice President & Chief Operations Officer Assistant Vice President & Head of Finance	Michael Ryniker James Conway
Director, Agent Contracting & Licensing	Gregory Blazinski
Director, Corporate Secretary	Sonya L. Crosswell
Counsel Assistant Corporate Secretary	Joshua Hergan Robert D. Grauer

(c) PAS, as the principal underwriter of the Registrant’s variable annuity contracts received, either directly or indirectly, the following commissions or other compensation from the Registrant during the last fiscal year.

Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commission	Compensation
N/A	N/A	N/A	N/A

Item 30.	Location of Accounts and Records

   Most of the Registrant’s accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by GIAC, the depositor, at its Customer Service Office, 3900 Burgess Place, Bethlehem, Pennsylvania 18017. Documents constituting the Registrant’s corporate records are also maintained by GIAC but are located at its Executive Office, 7 Hanover Square, New York, New York 10004.

Item 31.	Management Services

   None.

Item 32.	Undertakings

(a)	The Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payment under the variable annuity contracts may be accepted.

(b)	The Registrant hereby undertakes to include, as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information.

(c)	The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)	The Depositor, GIAC, hereby undertakes and represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by GIAC.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The Guardian Separate Account Q, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 29th day of April, 2015.

The Guardian Separate Account Q
(Registrant)

By:	THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. (Depositor)

By:	/s/ Richard T. Potter, Jr.
Richard T. Potter, Jr.
Senior Vice President, Counsel & Assistant Corporate Secretary

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following directors and principal officers of The Guardian Insurance & Annuity Company, Inc. in the capacities and on the date indicated.

/s/ Michael B. Cefole* Michael B. Cefole (Principal Executive Officer)	President and Director

/s/ Gordon Bailey Gordon Bailey (Principal Financial Officer)	Vice President & Chief Financial Officer

/s/ Marc Costantini*	Director
Marc Costantini

/s/ Michael Slipowitz* Michael Slipowitz	Director & Senior Vice President & Corporate Chief Actuary

/s/ Donald P. Sullivan, Jr.* Donald P. Sullivan, Jr.	Director

By	/s/ Richard T. Potter, Jr. Richard T. Potter, Jr. Senior Vice President, Counsel & Assistant Corporate Secretary	Date: April 29, 2015

*	Pursuant to a Power of Attorney incorporated by reference to the Registration Statement filed on Form N-4 as filed by the Registrant on April 30, 2014 (Registration No. 333-87468).

Exhibit Index

Number	Description
3(a)	Distribution and Service Agreement between The Guardian Insurance & Annuity Company, Inc. and Park Avenue Securities LLC

3(b)	Form of GIAC Selling Agreement

10	Consent of Pricewaterhouse Coopers LLP